UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Andrea Anastasio
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:	(413) 744-1000

Date of fiscal year end:	9/30/2023

Date of reporting period:	9/30/2023

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2023

Global markets continue to reward retirement investors

During the fiscal year ended September 30, 2023, U.S. stocks were up over 21%, in a market environment where the U.S. Federal Reserve (the “Fed”) raised interest rates by nearly 3% in an effort to combat heightened inflation by curtailing economic activity. Stocks in foreign developed markets and emerging markets also experienced significant gains during the fiscal year, aided by a weaker U.S. dollar. Global stock gains during the period were driven by a resilient consumer, surprisingly strong economic activity, strong suggestions of a generative artificial intelligence (“AI”) revolution, and investors’ improving earnings expectations. U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Market highlights

●

For the reporting period from October 1, 2022 through September 30, 2023, U.S. stocks were up over 21%, in a market environment where economic activity remained strong, despite the Fed continuing to raise interest rates in an effort to combat high inflation.

●	In the fourth quarter of 2022, investors experienced a stock market rally, as fears generally lessened regarding high inflation, high interest rates, high energy prices, and a global recession.

●

The first quarter of 2023 was a continuation of the prior quarter, aided by the excitement around generative AI. Investors remained generally enthusiastic, notwithstanding a relatively unexpected banking crisis in March, which resulted in the takeover of certain U.S. regional banks by U.S. regulators and the bailout of Credit Suisse Group by the Swiss government.

●

In the second quarter of 2023, global stocks exhibited strength thanks in part to a resilient U.S. economy, receding inflationary pressures, banking sector stability, and the resolution of the debt ceiling crisis.

●

The third quarter of 2023 was difficult for global stocks and bonds, as investors grew increasingly concerned over inflation, a possible U.S. government shutdown, and higher prolonged interest rates from the Fed.

●	Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by falling energy costs, a resilient consumer, and the weakening of the U.S. dollar.

●	U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive Fed interest rate hikes aimed at reducing demand-driven inflationary pressures.

Market environment

For the fiscal year beginning on October 1, 2022, global stock investors experienced significant gains. During this period, U.S. stock prices rose sharply in response, with the S&P 500 Index® (“S&P 500”)1 entering bull market territory after rising more than 20% from its previous highs. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and falling inflation during the period. Consumer sentiment rose sharply, up 19.4% in the period,2 aided by lower inflation, low unemployment, and positive wage growth. In MassMutual’s view, the strong economic growth may be unsustainable, as more Americans are borrowing to make ends meet, resulting in consumer loan levels at record highs, having increased by 5.8% year-over-year.3

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the Index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 August 2023, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT, October 5, 2023.

3 August 2023, Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 5, 2023.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad-market S&P 500 rose 21.62% for the period. The technology-heavy NASDAQ Composite Index4 performed even better, rising 26.11% for the period. The more economically sensitive Dow Jones Industrial AverageSM5 was up 19.18% for the period. During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. The information technology and communication services sectors were each up by 35% or more for the period. The utilities sector was the weakest performer for the fiscal year, down 7.02% over the period, hurt by the sharp rise in interest rates that made the stock dividend yields less attractive. The real estate sector also ended the period in the red, declining 1.84%.

Developed international markets, as measured by the MSCI EAFE® Index,6 outperformed their domestic peers, ending the fiscal year up 25.65%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index,7 also rose sharply, ending up 11.70% for the period. Investors shifted back into developed international and emerging-market stocks during the period in response to lower-than-expected energy costs, a more resilient consumer, and stronger-than-expected economic activity.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from 3.83% on October 1, 2022 to close the period at 4.59%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period up 0.64%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index,9 which tracks investment-grade corporate bonds, ended the period with a 3.65% gain. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended the period higher, rising 10.28%.

Review and maintain your strategy

At MassMutual, looking out for each other isn’t just a nice idea; it’s how we’ve done business for more than 170 years. Since 1851, we’ve had a single purpose: to help people secure their future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly, with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests, and tracking stocks. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC (“MML Advisers”) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

Underwriter: MML Distributors, LLC (MMLD), Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to the Funds by MML Advisers. MMLD and MML Advisers are subsidiaries of MassMutual.

©2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s subadviser is Barings LLC (Barings). The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 4.08%, underperforming the 4.71% return of the FTSE 3-Month U.S. T Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

During the fiscal year ended September 30, 2023, the U.S. Federal Reserve (the “Fed”) continued its most aggressive rate hiking cycle in many decades, raising the federal funds rate – the Fed’s overnight bank lending rate – to a range from 3.00%-3.25% to 5.25%-5.50% over the course of the fiscal year in an effort to combat inflation that, as of the end of the period, was slowing, but still well above the Fed’s stated goal. At this time one year ago, the market was generally pricing in an additional 1.25% of tightening in the year ahead, and then many in the market generally assumed the Fed would start cutting rates during the third quarter of 2023. The economy has been more resilient than the market originally expected, with sticky inflation and stronger-than-expected employment numbers. Consequently, as of the end of the fiscal period, the federal funds rate sat 1.00% higher than what was originally forecasted. This entire lending rate cycle yielded higher rates than market participants generally expected during the period.

The larger-than-expected increase in Secured Overnight Financing Rates (“SOFR”) throughout the fiscal year had a positive effect on performance, as the Fund continued to own a large of amount of floating-rate paper and kept its weighted average maturity (“WAM”) in single digits for more than half of the fiscal year. (SOFR is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.) As of the end of the period, the Fund’s current exposure to floating-rate paper was 49%, compared to 68% at the end of the previous fiscal year.

The Fund stayed short with its fixed-rate purchases throughout the fiscal year, as the curve out to one year was very flat and provided little incremental yield pickup. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Additionally, the Fund’s lack of access to the Fed’s reverse repo program detracted from the Fund’s performance during the period. In Barings’ experience, the flatness of the curve and the lack of any credit exposure typically make it difficult to pick up extra yield in a government-only fund.

Subadviser outlook

In Barings’ observation, Fed Chair Powell and other Federal Open Market Committee (“FOMC”) members have generally consistently maintained their hawkish rhetoric, even as inflation numbers have cooled down throughout the first three quarters of 2023. As of the end of the period, the market was a little more skeptical that the Fed will actually follow through on their hawkish comments. Regardless of whether the Fed is done hiking interest rates or if they end up further hiking rates, Barings believes that the market is in the last innings of this tightening rate cycle. Barings believes that the biggest question in the coming

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

fiscal year is whether the Fed can engineer a soft landing – or if the U.S. will slide into a recession. In Barings’ view, a recession would likely mean that the Fed would start easing rates sooner, whereas a soft landing could entail the Fed maintaining higher rates for a longer period of time. Barings expects that the Fund will look to buy more fixed-rate securities and increase its WAM in the next fiscal year. The WAM of the Fund has been at very low levels for the last 18 months and, in Barings’ opinion, that has worked very well. However, in the coming fiscal year, Fund management expects to begin the process of repositioning the Fund’s holdings. During this time, Barings plans to monitor Fed language carefully and act accordingly if they see signs of policy changing. Moreover, Barings believes that the new money market rules affecting liquidity requirements may have a negative effect on the Fund’s performance in the future.

MassMutual U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
Discount Notes	68.5%
Repurchase Agreement	14.6%
U.S. Treasury Bill	16.8%
Total Short-Term Investments	99.9%
Other Assets & Liabilities	0.1%
Net Assets	100.0%

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class R5	10/03/1994	4.08%	1.37%	0.82%
FTSE 3-Month U.S. T Bill Index		4.71%	1.74%	1.12%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings). In addition, Baring International Investment Limited serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 3.71%, outperforming the 2.80% return of the Bloomberg U.S. Aggregate 1-3 Year Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the front end of the U.S. Treasury curve remained elevated as a result of interest rate hikes from the U.S Federal Reserve (the “Fed”). The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.

The Fund managed interest rate exposure to match that of the benchmark starting in the third quarter of 2023. The effective duration of the Fund finished the period at 1.77 years. The duration positioning of the Fund contributed positively to performance over the period. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. An underweight allocation to U.S. Treasuries, relative to the benchmark, contributed positively to the Fund’s relative performance over the period.

The Fund’s overweight allocation to investment-grade corporates contributed positively to performance, whereas its allocation to BB-rated high-yield corporates detracted. Banks, brokers, food, beverage, tobacco, and real estate investment trusts (REITs) were among the top-performing industry holdings. Other-finance, property & casualty insurance, and technology were among the Fund’s top-detracting industry holdings. During the period, the Fund favored industries less susceptible to merger and acquisition (M&A) risk, such as banking and diversified industrial industries.

ABS contributed positively to performance over the period. The Fund held an overweight allocation the sector. During a majority of the period, the asset class saw significant spread widening as a result of the market’s risk off tone amid the backdrop of increased rate volatility; however, the third quarter of 2023 showed a reversal of this trend. Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices. Over the third quarter of 2023, the ABS market remained mostly firm, with some sectors showing marginal tightening. CMBS and residential mortgage-backed securities (RMBS) both detracted from relative performance over the period. The Fund finished the period with overweight allocations to these two sectors. The Fund’s allocation to MBS detracted slightly from relative performance.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management and to gain exposures. The use of derivatives detracted from performance over the period.

Subadviser outlook

In Barings’ observation, Fed Chair Powell and other Federal Open Market Committee (“FOMC”) members have generally consistently maintained their hawkish rhetoric, even as inflation numbers have cooled down throughout the first three quarters of 2023. As of the end of the period, the market was a little more skeptical that the Fed will actually follow through on their hawkish comments. Regardless of whether the Fed is done hiking interest rates or if they end up further hiking rates, Barings believes that the market is in the last innings of this tightening rate cycle. Barings believes that the biggest question in the coming fiscal year is whether the Fed can engineer a soft landing – or if the U.S. will slide into a recession. In Barings’ view, a recession would likely mean that the Fed would start easing rates sooner, whereas a soft landing could entail the Fed maintaining higher rates for a longer period of time. During this time, Barings plans to monitor Fed language carefully and act accordingly if they see signs of policy changing.

MassMutual Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
Corporate Debt	46.2%
Non-U.S. Government Agency Obligations	39.7%
U.S. Government Agency Obligations and Instrumentalities*	0.0%
Total Long-Term Investments	85.9%
Short-Term Investments and Other Assets and Liabilities	14.1%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 12/13/2021
Class I	12/03/2010	3.96%	0.61%	1.27%
Class R5	10/03/1994	3.71%	0.46%	1.14%
Service Class	01/01/1998	3.37%	0.32%	1.02%
Administrative Class	05/03/1999	3.39%	0.26%	0.94%
Class R4	04/01/2014	3.11%	0.10%		0.78%
Class A	01/01/1998	3.13%	0.00%	0.69%
Class A (sales load deducted)*	01/01/1998	0.55%	-0.50%	0.44%
Class R3	12/31/2002	2.98%	-0.15%	0.52%
Class Y	12/13/2021	3.96%				-3.40%
Class L	12/13/2021	3.70%				-3.69%
Class L (sales load deducted)*	12/13/2021	1.14%				-4.76%
Class C	12/13/2021	3.44%				-3.93%
Class C (CDSC fees deducted)*	12/13/2021	2.94%				-3.93%
Bloomberg U.S. Aggregate 1-3 Year Bond Index		2.80%	1.16%	1.01%	1.01%	-1.04%

*

Class A (sales load deducted) returns include the 2.50% maximum sales charge, Class L (sales load deducted) returns include the 2.00% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings). In addition, Baring International Investment Limited serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 1.56%, outperforming the 1.25% return of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics (BLS), were down for the fiscal year ended September 30, 2023, as unadjusted Headline CPI came in at 3.7% for the month of August, down from 6.5% at year-end 2022. Core CPI (excluding energy and food prices) decreased to 4.3% for the month of August, down from 5.7% at year-end 2022. As of the end of the Fund’s fiscal year, core CPI was running well above the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate marginally contributed to the Fund’s performance during the period. A small allocation to high-quality income-producing assets detracted.

In addition to TIPS, the Fund also invested in high-quality income-producing securities during the period, including asset-backed and money market securities. The income earned by these asset classes contributed positively over the fiscal year. The Fund’s allocation to asset-backed securities was the main driver of performance. Security selection in auto loans and insurance receivables within the asset-backed securities (ABS) sector were the primary contributors. Allocations to residential mortgage-backed securities (RMBS) also substantially contributed to performance.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure to implement manager views. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. During the reporting period, the Fund’s use of derivatives contributed to performance.

MassMutual Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Barings notes that although the Federal Reserve (Fed) decided to leave its benchmark interest rate unchanged in September, the Fed also signaled that borrowing costs will likely remain higher for a longer period after one more rate hike in calendar year 2023. The FOMC stated that they will determine the extent of additional policy firming that may be appropriate. Fed Chair Jerome Powell also mentioned that the Fed is prepared to raise rates further if necessary and will maintain policy at a restrictive level until they are confident that inflation is moving down sustainably. The FOMC’s quarterly projections indicate that 12 out of 19 officials support another rate hike in calendar year 2023 to support continued deceleration of inflation. Given the current market volatility as of the end of the fiscal period, the Fund has been positioned close to the duration of the benchmark. Fund management believes inflation expectations could continue to moderate as the Fed actions transmit through the economy in the coming months.

MassMutual Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
Non-U.S. Government Agency Obligations	50.4%
U.S. Treasury Obligations	22.0%
U.S. Government Agency Obligations and Instrumentalities*	12.8%
Total Long-Term Investments	85.2%
Short-Term Investments and Other Assets and Liabilities	14.8%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	03/01/2011	1.67%	2.13%	1.87%
Class R5	12/31/2003	1.56%	2.03%	1.76%
Service Class	12/31/2003	1.55%	1.94%	1.66%
Administrative Class	12/31/2003	1.40%	1.84%	1.56%
Class R4	04/01/2014	1.24%	1.67%		1.51%
Class A	12/31/2003	1.15%	1.57%	1.31%
Class A (sales load deducted)*	12/31/2003	-3.15%	0.70%	0.87%
Class R3	12/31/2003	1.07%	1.43%	1.15%
Class Y	02/01/2023					-1.82%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		1.25%	2.12%	1.74%	1.84%	-2.56%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser or sub-subadviser). The Fund’s portfolio dollar-weighted average duration generally matches (within 10%) the average duration of the Bloomberg U.S. Aggregate Bond Index. The Fund’s subadviser is Barings LLC (Barings). In addition, Baring International Investment Limited serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 0.91%, outperforming the 0.64% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund’s overweight allocation, relative to the benchmark, to investment-grade corporate credit contributed positively to performance, while the Fund’s overweight allocation to high-yield corporates detracted slightly. Investments in other-finance, midstream/pipes, and life insurance were among the Fund’s top-performing industry positions. Conversely, the Fund’s technology, retail, restaurant, supermarket, and health insurance industry positions were among the top detracting corporate positions over the period.

ABS, where the Fund held an overweight allocation, was a marginally positive contributor to returns during the fiscal year. During a majority of the period, the asset class saw significant spread widening as a result of the market’s risk off tone amid the backdrop of increased rate volatility; however, the third quarter of 2023 showed a reversal of this trend. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.) Over the third quarter of 2023, the ABS market remained mostly firm, with some sectors showing marginal tightening.

CMBS and residential mortgage-backed securities (RMBS) both detracted from relative performance over the period. The Fund finished the period with overweight positions in these two sectors. The Fund’s allocation to MBS contributed positively to performance. An allocation to high-quality short-weighted average life collateralized loan obligations (CLOs) detracted from performance. On the other hand, the Fund’s underweight allocation to Treasuries contributed positively to returns over the period.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. They may also be used as a substitute as a direct investment. In aggregate, the Fund’s derivatives positions detracted from performance over the reporting period.

Subadviser outlook

In Barings’ observation, Fed Chair Powell and other Federal Open Market Committee (FOMC) members have generally consistently maintained their hawkish rhetoric, even as inflation numbers have cooled down throughout the first three quarters of 2023. As of the end of the period, the market was a little more skeptical that the Fed will actually follow through on their hawkish comments. Regardless of whether the Fed is done hiking interest rates or if they end up further hiking rates, Barings believes that the market is in the last innings of this tightening rate cycle. Barings believes that the biggest question in the coming

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

fiscal year is whether the Fed can engineer a soft landing – or if the U.S. will slide into a recession. In Barings’ view, a recession would likely mean that the Fed would start easing rates sooner, whereas a soft landing could entail the Fed maintaining higher rates for a longer period of time. During this time, Barings plans to monitor Fed language carefully and act accordingly if they see signs of policy changing.

MassMutual Core Bond Fund Quality Structure Portfolio Characteristics (% of Net Assets) on 9/30/23
Corporate Debt	38.6%
U.S. Government Agency Obligations and Instrumentalities*	29.6%
Non-U.S. Government Agency Obligations	29.6%
U.S. Treasury Obligations	2.0%
Sovereign Debt Obligations	0.2%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	12/03/2010	0.92%	0.36%	1.37%
Class R5	10/03/1994	0.91%	0.27%	1.27%
Service Class	01/01/1998	0.81%	0.14%	1.16%
Administrative Class	05/03/1999	0.70%	0.06%	1.07%
Class R4	04/01/2014	0.57%	-0.10%		0.75%
Class A	01/01/1998	0.34%	-0.21%	0.80%
Class A (sales load deducted)*	01/01/1998	-3.92%	-1.07%	0.37%
Class R3	12/31/2002	0.23%	-0.35%	0.66%
Class Y	02/01/2023					-4.93%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%	-4.15%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings). In addition, Baring International Investment Limited serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 1.00%, outperforming the 0.64% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund’s overweight allocation, relative to the benchmark, to investment-grade corporate credit contributed positively to performance, while the Fund’s overweight allocation to high-yield corporates also helped drive performance over the period. Allocations to other-finance, independent finance, and services/drilling were among the Fund’s top-performing industry positions over the period – while banks, brokers, cable, media, and technology were among the Fund’s top-detracting industry positions.

ABS, where the Fund held an overweight allocation, detracted from performance during the fiscal year. During a majority of the period, the asset class saw significant spread widening as a result of the market’s risk off tone amid the backdrop of increased rate volatility; however, the third quarter of 2023 showed a reversal of this trend. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.) Over the third quarter of 2023, the ABS market remained mostly firm, with some sectors showing marginal tightening.

CMBS and residential mortgage-backed securities (RMBS) both detracted from relative performance over the period. The Fund’s underweight allocation to MBS contributed positively to returns. An allocation to high-quality short-weighted average life collateralized loan obligations (CLOs) contributed to performance during the period, as did the Fund’s underweight allocation to Treasuries.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. They may also be used as a substitute as a direct investment. In aggregate, the Fund’s derivatives positions detracted from performance over the reporting period.

Subadviser outlook

In Barings’ observation, Fed Chair Powell and other Federal Open Market Committee (FOMC) members have generally consistently maintained their hawkish rhetoric, even as inflation numbers have cooled down throughout the first three quarters of 2023. As of the end of the period, the market was a little more skeptical that the Fed will actually follow through on their hawkish comments. Regardless of whether the Fed is done hiking interest rates or if they end up further hiking rates, Barings believes that the market is in the last innings of this tightening rate cycle. Barings believes that the biggest question in the coming fiscal year is whether the Fed can engineer a soft landing – or if the U.S. will slide into a recession. In Barings’ view, a recession would likely mean that the Fed would start easing rates sooner, whereas a soft landing could entail the Fed maintaining higher rates for a longer period of time. During this time, Barings plans to monitor Fed language carefully and act accordingly if they see signs of policy changing.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
Corporate Debt	42.7%
Non-U.S. Government Agency Obligations	26.7%
U.S. Government Agency Obligations and Instrumentalities*	17.8%
U.S. Treasury Obligations	7.9%
Preferred Stock	0.6%
Sovereign Debt Obligations	0.1%
Warrants	0.0%
Purchased Options	0.0%
Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	12/03/2010	1.13%	0.38%	1.54%
Class R5	05/03/1999	1.00%	0.28%	1.43%
Service Class	05/03/1999	0.73%	0.14%	1.32%
Administrative Class	05/03/1999	0.76%	0.07%	1.23%
Class R4	04/01/2014	0.64%	-0.09%		0.86%
Class A	05/03/1999	0.54%	-0.17%	0.98%
Class A (sales load deducted)*	05/03/1999	-3.74%	-1.03%	0.54%
Class R3	04/01/2014	0.29%	-0.33%		0.61%
Class Y	02/01/2023					-5.18%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%	-4.15%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings). In addition, Baring International Investment Limited serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Service Class shares returned 10.15%, underperforming the 10.28% return of the Bloomberg U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2023, the U.S. bond market navigated rising interest rates, persistent inflation, and stress in the regional banking system to post strong double-digit returns. While higher-rated bonds outperformed into the end of 2022, risk appetite improved as 2023 began, as cyclicals and lower-rated securities drove the overall market.

Returns were positive across all industry sectors in which the Fund held positions during the period. Over the period, consumer cyclical led on increased probability of a soft economic landing, combined with strong risk appetite early in 2023, while energy posted above-market returns, despite moderation in energy prices from the prior year, as improved balance sheets and positive ratings momentum provided a tailwind. Communications continued to underperform as a result of declining advertising spend and elevated capital expenditures in the later cycle environment.

During the period, as it relates to the Fund, an underweight allocation to consumer cyclical was the primary detractor, whereas strong security selection within double-B and single-B bonds drove relative outperformance – and the Fund’s allocation across ratings categories was broadly neutral. Cash balances detracted, given the strong market return. The Fund’s strong security selection within capital goods, finance companies, and energy more than offset adverse selection within consumer non-cyclical and communications, while its overweight allocations to finance company, energy, and basic industry also positively contributed.

At the Fund holdings level, the largest detractors during the period were Radiology Partners, a hospital based, physician-owned radiology practice; Avaya, which provides solutions for internet protocol telephony, traditional voice communications, contact centers, and unified communications appliances; and Emergent BioSolutions, a specialty biopharmaceutical company. Conversely, the Fund’s top-performing credits during the period were Global Aircraft Leasing, an aircraft lessor; New Enterprise Stone and Lime, a construction materials supplier; and Nabors Industries, a global onshore oil and gas driller.

Subadviser outlook

Barings notes that, as hawkish Federal Open Market Committee (FOMC) rhetoric and solid macroeconomic data continued to contribute to push interest rates higher, investor expectations began to adjust toward a “higher for longer” rate environment as of the end of the fiscal period. Fund management’s macroeconomic forecasts project growth to slow modestly in the next year, although fundamental and technical factors could remain supportive. In Barings’ observation, high yield has historically performed well at the end of interest rate cycles and periods of slower economic growth, particularly in comparison to equity markets. In Barings’ experience, income within the asset class generally provides a cushion against volatility, especially when considering sizable discounts to par and elevated yields already priced into the market.

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
Corporate Debt	89.7%
Bank Loans	4.6%
Total Long-Term Investments	94.3%
Short-Term Investments and Other Assets and Liabilities	5.7%
Net Assets	100.0%

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 12/13/2021
Class I	03/01/2011	10.54%	2.76%	4.44%
Class R5	11/01/2004	10.41%	2.65%	4.33%
Service Class	09/05/2000	10.15%	2.54%	4.21%
Administrative Class	11/01/2004	10.10%	2.45%	4.12%
Class R4	04/01/2014	10.01%	2.30%		3.36%
Class A	11/01/2004	9.84%	2.19%	3.85%
Class A (sales load deducted)*	11/01/2004	5.17%	1.31%	3.40%
Class R3	11/01/2004	9.62%	2.03%	3.70%
Class Y	12/13/2021	10.48%				-2.66%
Class C	12/13/2021	9.42%				-3.56%
Class C (sales load deducted)*	12/13/2021	8.42%				-3.56%
Bloomberg U.S. Corporate High-Yield Bond Index		10.28%	2.96%	4.24%	3.77%	-2.95%

*

Class A (sales load deducted) returns include the 4.25% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing across different asset classes (U.S. equity securities and fixed income securities) each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the Fund’s subadviser and sub-subadviser expect that 55%-75% of the Fund’s net assets will be invested in U.S. equity securities (the “U.S. Equity Segment”) and 25%-45% of the Fund’s net assets will be invested in fixed income securities (the “Bond Segment”) that meet certain environmental, social, and governance (“ESG”) criteria. The Fund will target a long term strategic allocation of 65% to the U.S. Equity Segment and 35% to the Bond Segment. The Fund’s subadviser is Invesco Advisers, Inc., and its sub-subadviser is Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 10.76%, underperforming, by a wide margin, the 21.62% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund’s Class R5 shares outperformed, by a wide margin, the 0.64% return of the Bloomberg U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Additionally, the Fund’s Class R5 shares underperformed the 11.23% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and underperformed the 14.07% return of the Custom Balanced Index, which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index in the Custom Balanced Index are 65% and 35%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

The Fund’s equity component (what Invesco refers to as the “equity sleeve”) is passively managed and seeks to closely track the investment results, before fees and expenses, of the Invesco US Large Cap Total Balanced Multi-Factor ESG Index (the “Index”). The Index employs a security-ranking model applied to U.S. large-capitalization equities with best-in-class Environmental, Social, and Governance (ESG) scores, while excluding certain industries (e.g., tobacco, aerospace, coal, and pipelines) and controversial companies. The model is based on four well-established factors, which are equally weighted: quality, value, price momentum, and low volatility.

Over the reporting period, the equity sleeve underperformed the stock component’s benchmark. With equity volatility declining sharply over the first half of 2023 and remaining significantly beneath its 2022 and long-term average levels, low volatility as the high-performing factor over the prior year was challenged early in 2023. Riskier large-cap names broadly outperformed over the first and second quarters of 2023, with the more cyclically oriented industries, such as automobiles and online services, benefiting in particular from the change in risk preferences.

Over the reporting period, low volatility and price momentum factors were the primary detractors from performance relative to the stock component’s benchmark. Quality factors made a positive contribution to results over the period, while value factors had mixed results and generally had a minimal overall impact on relative performance for the equity sleeve.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

The performance of the Fund’s fixed income component (what Invesco refers to as the “fixed income sleeve”) slightly trailed the bond component’s benchmark for the reporting period, with curve positioning serving as the leading detractor, given the continued rise in interest rates across the curve. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) During the period, front-end Treasury exposure was the primary headwind for the fixed income sleeve, as Federal Reserve

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

policy continued to drive yields higher, while longer-duration credit proved additive. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. Within the fixed income sleeve’s credit allocation, holdings in the industrial sector contributed during the period, given overweight allocations (relative to the benchmark) to and favorable security selections within the communications, energy, and technology sub-sectors, while underweight allocations to capital goods and basic industries were headwinds. The financial sector was a detractor, led primarily by weaker performance in the regional banking sub-sector during the period. Down-in-quality investment-grade issues outperformed higher-quality bonds, which yielded a favorable result, given the fixed income sleeve’s overweight allocation to BBBs; however, security selection served as a negative offset. Within structured credit, the slightly overweight allocation to MBS was a modest detractor, as interest rate volatility weighed on the sector during the sector, while security selections in ABS and CMBS positively contributed.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of futures had a net positive effect on performance during the reporting period.

Subadviser outlook

Looking ahead, Invesco expects a “bumpy landing” – a relatively brief and shallow economic slowdown driven by aggressive monetary policy tightening. Fund management continues to believe that the U.S. could avoid a substantial broad-based recession because of its tight labor market. Invesco expects markets to start to discount a more positive environment for economic growth later in 2024. As of the end of the period, Fund management believes the U.S. is at a policy peak and the market is experiencing disinflation alongside a relatively brief global economic slowdown. However, Fund management expect markets to ultimately look past this episode and begin to discount a future economic recovery. In this environment, Invesco anticipates near-term outperformance of somewhat defensive asset classes, such as high-quality corporate bonds, as well as growth and quality larger-cap equities, especially technology, consumer products, and services. They also expect markets to discount an economic recovery in developed economies, which Invesco believes could lead to the potential outperformance of more “risk-on” asset classes, such as high-yield credit and cyclical and smaller-cap non-U.S. equities.

MassMutual Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
Common Stock	64.3%
U.S. Treasury Obligations	12.4%
Corporate Debt	12.3%
U.S. Government Agency Obligations and Instrumentalities*	9.6%
Non-U.S. Government Agency Obligations	4.3%
Total Long-Term Investments	102.9%
Short-Term Investments and Other Assets and Liabilities	(2.9)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	10.88%	5.02%		6.32%
Class R5	10/03/1994	10.76%	4.93%	6.72%
Service Class	01/01/1998	10.74%	4.82%	6.61%
Administrative Class	05/03/1999	10.57%	4.71%	6.50%
Class R4	04/01/2014	10.37%	4.56%		5.83%
Class A	01/01/1998	10.32%	4.46%	6.23%
Class A (sales load deducted)*	01/01/1998	4.25%	3.28%	5.63%
Class R3	04/01/2014	10.14%	4.30%		5.57%
Class Y	02/01/2023					-1.04%
S&P 500 Index#		21.62%	9.92%	11.91%	11.28%	6.38%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%	-4.15%
Lipper Balanced Fund Index		11.23%	4.88%	6.08%	6.02%	2.91%
Custom Balanced Index		14.07%	6.75%	8.27%	7.83%	2.65%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

#	Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of U.S. large- and mid-cap companies. The Fund currently invests substantially all of its assets in companies represented in the Russell 1000® Value Index at the time of purchase, although the Fund is actively managed and is not an index fund or a passively managed investment. Constituents of the Russell 1000 Value Index are companies that exhibit certain value characteristics, as defined by the index providers, such as lower price-to-book ratios, lower prices relative to forecasted earnings, and higher dividend yields. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Service Class shares returned 14.95%, outperforming the 14.44% return of the Russell 1000 Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, strong security selection and positive sector allocation were the primary drivers of the Fund’s outperformance.

The impact of security selection, which is a byproduct of the Fund’s systematic factor construction process, was positive for the period, led by strong selection in the financial, utilities, and information technology sectors. This was only partially offset by less-than-favorable stock selection in the industrial, health care, and real estate sectors.

Sector allocation is a fallout of the Fund’s factor implementation process and factors will rotate in and out of sectors over time. During the period, the Fund’s sector allocation contributed to relative performance, led by an underweight allocation to the utilities sector and an overweight exposure to the information technology sector. This was partially offset by the Fund’s underweight exposures to the communication services and energy sectors, which detracted from relative results.

The Fund’s overweight position in Meta Platforms (communication services), the parent company of Facebook and Instagram, and Fund management’s decision to not own American energy company NextEra Energy (utilities) were the two largest contributors to relative results during the period. Fund management eliminated the Fund’s position in Meta Platforms during the period. The Fund’s overweight positions in weaker-performing stocks including real estate investment trust SBA Communications (real estate) and American telecommunications company Lumen Technologies (communication services) were the two largest relative detractors during the period. Fund management increased the Fund’s overweight exposure to SBA Communications and eliminated the Fund’s stake in Lumen Technologies as of the end of the reporting period.

Subadviser outlook

Wellington Management expects volatility to persist as macroeconomic themes develop and investors react to the potential for persistently higher interest rates, elevated inflation, and volatile energy prices. Fund management is cognizant of pockets of the value universe that face a heightened risk of insolvency as of the end of the period, as well as the volatile impact that macro risks can have on deeper value names. When constructing the Fund’s portfolio, Fund management generally leans into a diversified, discounted cash flow-based value factor that identifies opportunities by focusing on a company’s future cash flow pattern, which their research shows can be more insulated from these risks. In screening for value names with strong fundamental momentum, Fund management typically looks for companies where earnings translate to cash flows and where earnings estimates are rising. In Wellington Management’s experience, this often leads to Fund holdings that are lower-duration growth stocks and helps the Fund avoid many speculative names that are sensitive to a higher interest rate regime. Finally, Fund management typically endeavors to maintain exposure to defensive stocks in the value universe by investing in companies with more stable economic profits, which can help the portfolio weather the storm of a potential market downturn.

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/23
Berkshire Hathaway, Inc. Class B	4.4%
JP Morgan Chase & Co.	3.1%
Johnson & Johnson	2.5%
Walmart, Inc.	2.2%
Cisco Systems, Inc.	2.2%
Exxon Mobil Corp.	2.1%
Chevron Corp.	2.0%
Procter & Gamble Co.	2.0%
Danaher Corp.	1.8%
ConocoPhillips	1.7%
24.0%

MassMutual Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	26.0%
Financial	23.8%
Industrial	11.9%
Consumer, Cyclical	8.7%
Energy	8.4%
Technology	7.8%
Communications	6.6%
Basic Materials	2.9%
Utilities	2.7%
Mutual Funds	0.5%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	15.25%	5.49%		6.88%
Class R5	11/01/2004	15.06%	5.36%	7.81%
Service Class	12/19/2000	14.95%	5.26%	7.70%
Administrative Class	11/01/2004	14.90%	5.16%	7.59%
Class R4	04/01/2014	14.67%	4.98%		6.39%
Class A	11/01/2004	14.59%	4.91%	7.33%
Class A (sales load deducted)*	11/01/2004	8.29%	3.73%	6.73%
Class R3	11/01/2004	14.41%	4.74%	7.16%
Class Y	02/01/2023					-3.02%
Russell 1000 Value Index		14.44%	6.23%	8.45%	7.58%	-3.22%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 19.37%, underperforming the 21.62% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, stock selection in the information technology and industrial sectors and an overweight allocation, relative to the benchmark, to the financial sector were the primary drivers of the Fund’s underperformance. This was partially offset by stronger stock selection in the communication services, health care, and real estate sectors.

With respect to specific Fund holdings during the period, the top contributors to the Fund’s relative performance included Meta, Netflix, and Applied Materials. American multinational technology corporation Meta outperformed during the reporting period as the company returned to revenue growth and continued to benefit from the meaningful steps taken to optimize its cost structure and improve execution. American content platform and production company Netflix experienced improved subscriber growth and had early success with new revenue growth opportunities during the period, including the launch of an ad-based tier and a crackdown on password sharing. Applied Materials, a semiconductor equipment company, performed well during the period along with the technology sector as a whole and higher-growth stocks in general. The company also benefited from a normalization of the supply chain that had been disrupted during the pandemic.

On the downside, Fund holdings that were top detractors from relative performance during the period included Charles Schwab, Dominion Energy, and United Parcel Services. Not owning Nvidia for a portion of the period was another key detractor from relative returns, given the stock’s significant gains. Charles Schwab was negatively impacted by the banking crises that began with the failure of Silicon Valley Bank (not a Fund holding). Like many financial institutions, Charles Schwab was heavily scrutinized in the market during the period for unrealized losses in their securities portfolio.

Dominion underperformed, along with the utilities sector, given the rising interest rate environment during the reporting period, which has historically been a headwind to utilities. The company sold some assets to reduce its leverage, but there was uncertainty with the process and the likely proceeds. There was also legislation in Virginia that mandated a reduction in Dominion’s customer bills. United Parcel Services was negatively impacted by a deceleration in U.S. retail sales and ongoing challenges in Asia during the period. Additionally, the potential for a labor strike disruption added to negative sentiment during the reporting period.

Subadviser outlook

Invesco Advisers notes that as of the end of the period, key inflation measures remained well above the Federal Reserve’s (the “Fed”) target, and rising fuel prices caused inflation to re-accelerate late in the third quarter of 2023. The Fed repeated its pattern from the second quarter of 2023, as it hiked its target federal funds rate (the Fed’s overnight bank lending rate) in July and then paused in September, while telegraphing to the markets that interest rates were likely to remain high for an extended period of time in an effort to combat stubbornly high inflation. While gross domestic product (GDP) growth remains positive, economic risks have increased in Invesco Advisers’ view. As of the end of the period, those risks included numerous labor strikes and the threat of a federal government shutdown that threaten to drag down the economy.

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Invesco Advisers observes that a more challenging market sentiment does not change their approach to investing, which generally favors better-managed companies with strong balance sheets and competitive positioning. In Fund management’s view, such companies should be relatively less dependent on higher-cost debt financing and be able to better defend profit margins.

MassMutual Main Street Fund Largest Holdings (% of Net Assets) on 9/30/23
Microsoft Corp.	7.3%
Apple, Inc.	6.1%
Exxon Mobil Corp.	3.6%
Alphabet, Inc. Class A	3.4%
NVIDIA Corp.	3.4%
JP Morgan Chase & Co.	3.3%
Amazon.com, Inc.	3.2%
Meta Platforms, Inc. Class A	3.1%
Prologis, Inc.	2.6%
Constellation Brands, Inc. Class A	2.5%
38.5%

MassMutual Main Street Fund Sector Table (% of Net Assets) on 9/30/23
Technology	26.5%
Consumer, Non-cyclical	21.2%
Financial	16.0%
Communications	13.5%
Industrial	8.6%
Energy	4.5%
Consumer, Cyclical	4.2%
Utilities	2.1%
Basic Materials	1.9%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	19.39%	8.05%		9.27%
Class R5	12/31/2004	19.37%	7.96%	9.91%
Service Class	12/31/2004	19.37%	7.85%	9.80%
Administrative Class	12/31/2004	19.25%	7.75%	9.70%
Class R4	04/01/2014	18.95%	7.57%		8.79%
Class A	12/31/2004	18.79%	7.47%	9.41%
Class A (sales load deducted)*	12/31/2004	12.26%	6.26%	8.79%
Class R3	12/31/2004	18.75%	7.31%	9.25%
S&P 500 Index		21.62%	9.92%	11.91%	11.28%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of U.S. large- and mid-cap companies. The Fund currently invests substantially all of its assets in companies represented in the Russell 1000® Growth Index at the time of purchase, although the Fund is actively managed and is not an index fund or a passively managed investment. Constituents of the Russell 1000 Growth Index are companies that exhibit certain growth characteristics, as defined by the index providers, such as historical and predicted future earnings per share growth rates and trends, historical sales per share growth trends, and internal growth rate. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Service Class shares returned 23.44%, underperforming the 27.72% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, security selection drove the Fund’s underperformance, while sector allocation contributed. The impact of security selection was the primary driver of underperformance during the reporting period, led by weak selection in the information technology, health care, industrial, and materials sectors. This was only partially offset by stronger stock choices in the communication services sector.

Sector allocation is a fallout of Wellington Management’s factor implementation process, and factors will rotate in and out of sectors over time. During the period, sector allocation contributed to performance, led by the Fund’s overweight exposure, relative to the benchmark, to the information technology sector and its underweight allocations to the health care and real estate sectors. This was partially offset by the Fund’s overweight allocation to the financial sector, which detracted from relative results.

The Fund’s underweight position in American multinational technology company Nvidia (information technology) and its overweight allocation to American specialty chemicals manufacturing company Albemarle (materials) were the two largest detractors from relative results during the period. Fund management increased the Fund’s exposure to Nvidia, taking the Fund to an overweight position as of the end of the reporting period. Fund management eliminated its position in Albemarle during the fiscal year. The Fund’s overweight exposures to Meta Platforms (communication services), the parent company of Facebook and Instagram, and American semiconductor company Broadcom (information technology) were the two largest contributors to relative results during the period.

Subadviser outlook

Wellington Management notes that, despite significant positive returns early in the year, growth stocks face persistent macro uncertainties, and some investors may be contemplating if the run-up in growth is sustainable. Notably, Fund management is watching the potential ramifications of interest rates that could stay higher for longer, elevated inflation, and the outsized impact of a select few stocks on the broader U.S. market.

Wellington Management remains committed to managing related risks and factor exposures across the Fund’s portfolio. In their exposure to growth stocks with attractive valuations, Fund management remains cautious of structural risks that may be embedded in a company’s share price (e.g., high levels of corporate leverage or illiquidity). In screening for growth names with strong fundamental momentum, Fund management typically looks for companies where earnings translate to cash flows and where earnings estimates are rising. This generally leads Wellington Management to own lower-duration growth stocks and avoid many speculative names that are sensitive to a higher interest rate regime. Finally, Fund management endeavors to balance these positions with exposure to the highest-quality companies in the growth universe: those with high and stable returns on capital and strong balance sheets.

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/23
Apple, Inc.	12.0%
Microsoft Corp.	11.4%
NVIDIA Corp.	5.9%
Amazon.com, Inc.	5.6%
Alphabet, Inc. Class A	4.6%
Meta Platforms, Inc. Class A	4.0%
Alphabet, Inc. Class C	3.3%
UnitedHealth Group, Inc.	2.8%
Visa, Inc. Class A	2.7%
Tesla, Inc.	2.5%
54.8%

MassMutual Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/23
Technology	40.6%
Communications	22.3%
Consumer, Non-cyclical	16.8%
Consumer, Cyclical	8.5%
Financial	6.6%
Industrial	4.5%
Mutual Funds	0.5%
Energy	0.2%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	23.88%	9.57%		11.79%
Class R5	11/01/2004	23.60%	9.44%	12.38%
Service Class	12/19/2000	23.44%	9.32%	12.26%
Administrative Class	11/01/2004	23.44%	9.23%	12.17%
Class R4	04/01/2014	23.26%	9.07%		11.28%
Class A	11/01/2004	23.00%	8.95%	11.87%
Class A (sales load deducted)*	11/01/2004	16.24%	7.72%	11.24%
Class R3	04/01/2014	23.06%	8.81%		11.00%
Class Y	02/01/2023					11.79%
Russell 1000 Growth Index		27.72%	12.42%	14.48%	14.07%	15.36%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class A shares returned 12.53%, outperforming the 8.93% return of the Russell 2000® Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, stock selection in the health care, consumer staples, and consumer discretionary sectors was the primary driver of the Fund’s outperformance. This was partially offset by weaker stock selection in the information technology, financial, and energy sectors.

Fund holdings that were the top contributors to the Fund’s relative performance during the period included Reata Pharmaceuticals, Atkore, and BellRing Brands. Reata, a biopharmaceutical company focused on novel therapeutics for patients with serious or life-threatening diseases, was acquired for a significant premium by Biogen (not a Fund holding) during the period. Atkore, a manufacturer of electrical products, was a beneficiary of an inflationary environment, as it drove strong pricing for many of its key building products. BellRing continued to gain market share in its core nutrition products, including shakes and nutrition bars. Furthermore, the company benefited from improvements in its supply chain during the period, which had been limiting its ability to expand production and expand volume growth.

On the downside, Fund holdings that were top detractors from relative performance during the period included Paycor, Columbia Banking System, and Acadia Healthcare. Paycor, a provider of human capital management solutions through a software-as-a-service platform, underperformed, as valuation multiples for higher-growth software companies came under pressure due to macro concerns, including inflation and a rising rate environment, which could potentially result in a weaker demand backdrop. Columbia Banking System’s stock price came under pressure, along with regional banks in general, after the failure of two other regional U.S. banks in February 2023 negatively impacted investor sentiment toward the entire group. Acadia, a provider of behavioral health care services, was negatively impacted by wage inflation that increased the company’s expenses.

Subadviser outlook

Invesco Advisers notes that as of the end of the period, key inflation measures remained well above the Federal Reserve’s (the “Fed”) target, and rising fuel prices caused inflation to re-accelerate late in the third quarter of 2023. The Fed repeated its pattern from the second quarter of 2023, as it hiked its target federal funds rate (the Fed’s overnight bank lending rate) in July and then paused in September, while telegraphing to the markets that interest rates were likely to remain high for an extended period of time in an effort to combat stubbornly high inflation. While gross domestic product (GDP) growth remains positive, economic risks have increased in Invesco Advisers’ view. As of the end of the period, those risks included numerous labor strikes and the threat of a federal government shutdown that threaten to drag down the economy.

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/23
Atkore, Inc.	2.1%
AutoNation, Inc.	2.1%
Acadia Healthcare Co., Inc.	1.9%
TopBuild Corp.	1.9%
EnPro Industries, Inc.	1.8%
Curtiss-Wright Corp.	1.8%
Summit Materials, Inc. Class A	1.8%
BellRing Brands, Inc.	1.8%
CNX Resources Corp.	1.6%
Stifel Financial Corp.	1.6%
18.4%

MassMutual Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/23
Industrial	22.2%
Consumer, Non-cyclical	20.3%
Financial	14.8%
Technology	14.5%
Consumer, Cyclical	13.3%
Energy	6.2%
Basic Materials	2.4%
Communications	2.3%
Utilities	1.0%
Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
Net Assets	100.0%

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class A

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	13.14%	5.54%		7.66%
Class R5	11/01/2004	13.08%	5.44%	8.31%
Service Class	11/01/2004	12.95%	5.33%	8.20%
Administrative Class	11/01/2004	12.88%	5.22%	8.10%
Class R4	04/01/2014	12.69%	5.07%		7.17%
Class A	07/20/1998	12.53%	4.96%	7.82%
Class A (sales load deducted)*	07/20/1998	6.34%	3.78%	7.21%
Class R3	04/01/2014	12.40%	4.81%		6.90%
Class Y	02/01/2023					-5.28%
Russell 2000 Index		8.93%	2.40%	6.65%	6.15%	-6.56%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts (ADRs), and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 28.99%, outperforming, by a wide margin, the 20.80% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund outperformed the benchmark in nine of 11 Global Industry Classification Standard (GICS) sectors. Stock selection in communication services, health care, and real estate added the most to relative performance. On the other hand, stock selection in consumer discretionary and an underweight allocation to the energy sector detracted from relative returns.

From a regional perspective, stock selection in the United States and Denmark, along with the Fund’s overweight allocation to France, added the most to relative performance. Conversely, stock selection in China, Japan, and Switzerland detracted most from the Fund’s results.

With respect to specific Fund holdings during the period, the top two individual contributors were Meta Platforms, the parent company of Facebook and Instagram, and Alphabet, the parent company of Google. Meta Platforms (United States) improved its performance in the first three quarters of 2023 after a difficult 2022. The company maintained its strong network effect advantage, with its user base growing across all applications, engagement remaining resilient, and further monetization improvements being seen during the second quarter of 2023. As of the end of the period, advertisers were more confident in Meta’s artificial intelligence-powered ad capabilities. During the period, Meta also implemented overall cost-cutting and efficiency improvements. In Fund management’s view, Alphabet (United States) is one of the best-positioned companies with respect to innovation. In the first three quarters of 2023, the company experienced positive indicators including: stabilized advertising demand, accelerated Search and YouTube growth, resilient Cloud growth and yields from the company’s focus on efficiency.

On the downside, the Fund’s top two individual detractors during the period were JD.com and Meituan. JD.com (China) is a major player in Chinese e-commerce, offering a wide selection of authentic products at competitive prices, with fast and reliable delivery. The shares trended lower over the course of the fiscal year, as the Chinese Covid lockdowns weighed on economic growth, and the subsequent recovery was underwhelming. Like many other Chinese stocks, JD.com’s results in the first half of 2023, as well as its outlook, were quite muted. The company’s second-quarter results were disappointing, with zero year-on-year growth in operating profit from its main segment, JD Retail, underperforming its peers. Meituan (China) is the largest food delivery service in China. The company struggled over the past fiscal year due to weak economic growth in China and increased competition.

Subadviser outlook

Invesco Advisers notes that, as the market continues to move into a regime in which capital has an appreciable cost, they believe that quality characteristics will continue to play a pivotal role in market outcomes. Generally, the high-quality companies the Fund owns have, in Fund management’s view, strong balance sheets, excellent management teams, sustainable competitive advantages, and robust operating cash flow. In Fund management’s view, these characteristics become even more crucial as

MassMutual Global Fund – Portfolio Manager Report (Unaudited) (Continued)

liquidity conditions become challenging and the cost of capital rises. Notably, strong operating cash flow generally provides companies with a solid financial foundation, contributing to their ability to withstand market volatility, maintain business continuity, and navigate periods of reduced liquidity. Looking into the future, Fund management strongly believes that investment themes like the cloud, automation, medical diagnostics, the electrification of everything, high-end luxury, and travel, among others, have the potential to continue to contribute to or lead the global economy.

MassMutual Global Fund Largest Holdings (% of Net Assets) on 9/30/23
Alphabet, Inc. Class A	13.0%
Meta Platforms, Inc. Class A	7.6%
Analog Devices, Inc.	5.1%
DLF Ltd.	4.9%
LVMH Moet Hennessy Louis Vuitton SE	4.8%
Airbus SE	4.7%
Intuit, Inc.	4.6%
Novo Nordisk AS	4.3%
Adobe, Inc.	4.3%
S&P Global, Inc.	4.2%
57.5%

MassMutual Global Fund Sector Table (% of Net Assets) on 9/30/23
Communications	27.1%
Technology	24.4%
Consumer, Non-cyclical	18.1%
Industrial	16.8%
Financial	9.6%
Consumer, Cyclical	8.8%
Basic Materials	0.4%
Total Long-Term Investments	105.2%
Short-Term Investments and Other Assets and Liabilities	(5.2)%
Net Assets	100.0%

MassMutual Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	29.05%	5.42%		7.16%
Class R5	12/31/2004	28.99%	5.30%	7.55%
Service Class	12/31/2004	28.90%	5.21%	7.44%
Administrative Class	12/31/2004	28.84%	5.11%	7.34%
Class R4	04/01/2014	28.55%	4.95%		6.70%
Class A	12/31/2004	28.47%	4.85%	7.06%
Class A (sales load deducted)*	12/31/2004	21.40%	3.67%	6.46%
Class R3	12/31/2004	28.24%	4.68%	6.91%
MSCI ACWI		20.80%	6.46%	7.56%	7.13%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual International Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. The Fund invests primarily in the common stock of companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund may invest up to 100% of its total assets in such securities. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time, the Fund may place greater emphasis on investing in one or more particular regions (such as Asia, Europe, or Latin America). The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 74% of the Fund’s portfolio; and Thompson, Siegel & Walmsley LLC (TSW), which was responsible for approximately 26% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 17.48%, underperforming the 20.39% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management Fund component, weak stock selection drove relative results during the period, particularly within the financial, consumer staples, and industrial sectors. This was partially offset by strong selection within consumer discretionary, materials, and energy. Sector allocation also detracted from relative performance. Overweight allocations to consumer staples and health care and an underweight to the financial sector detracted most. This was partially offset by a lack of exposure to real estate and an overweight allocation to the industrial sector. With respect to specific Fund component holdings, top detractors from relative performance included Diageo (consumer staples) and an out-of-benchmark position in Canadian National Railway (industrials). Shares of Diageo fell during the period despite the U.K.-based global spirits company releasing strong fiscal 2023 full-year results. While growth was strong across most regions, sales of spirits in North America stalled as the U.S. dealt with inflationary pressures during the period. Shares of Canadian National Railway lagged due to market fears of an economic slowdown, as well as continued destocking in North American retail inventory, which pressured volumes in their intermodal business during the period. Fund component holdings that were top contributors to relative returns during the period included Industria de Diseño (consumer discretionary) and BAE Systems (industrials). Shares of Spanish clothing retailer Industria de Diseño gained, as the company posted stronger-than-expected results due to the generally unexpectedly resilient European consumer. The share price of BAE Systems rose during the period; the international defense, aerospace, and security company experienced accelerating organic growth due to key program wins and an acquisition announcement.

For the one-year period ended September 30, 2023, within the TSW component of the Fund, stock selection within Japan detracted most from relative returns. The top detractor from the Fund component’s performance in this regard was Fund component holding Seven & I, a Japanese diversified retail holding company known in the U.S. for their 7-11 franchise. Seven & I investors were disappointed that a slate of independent board candidates put forth by an activist group did not win seats in the second quarter of 2023. From a traditional attribution lens, stock selection within Europe contributed most to relative results during the period. Stock selection was on display during the period, as contributions came from an array of Fund component holdings from various industries. The top contributor to the Fund component’s performance in this regard was AIB Group plc, which benefited from a relatively strong local economy and a rising interest rate environment during the period. From a sector perspective, the Fund component’s underweight allocation, relative to benchmark, to the consumer discretionary sector - one of the market’s top-performing sectors during the period - weighed the most on relative returns due to a combination of unfavorable positioning and stock selection This was particularly evident with respect to TSW’s light exposure to pro-cyclical industry groups, such as luxury goods and hotels. Fund component holding Rakuten, an e-commerce giant, dragged on results, as the company continued to invest heavily in the rollout of its mobile telecommunications offering (which had yet to turn profitable

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

as of the end of the period). The industrial sector contributed most to relative return, thanks to a combination of positive stock selection and overweight exposure to one of the leading market sectors. Numerous Fund component holdings from varying industrial sector groups enjoyed better-than-market returns. A top contributor in this regard was Fund component holding Toyota Industries, a Japanese holding company which serves as a leading manufacturer of forklifts and has a stake in Toyota Motor Company. During the period, Toyota Industries benefited from the outperformance of Japanese equities – specifically, their stake in Toyota Motor, which is a significant Japanese index constituent.

Subadviser outlook

Wellington Management notes that its Fund component owns high-quality companies that have the potential to compound their value over time and be resilient to downside risk. Fund management believes that the current rising interest rate environment could have an impact on growth and that signs of slowing could emerge within the next few quarters. China continues to be slow after an underwhelming post-COVID reopening and the outlook for Europe is not strong. Fund management feels there are clouds on the horizon, but that their Fund component’s portfolio is well positioned to weather the storm.

TSW observed that stubborn interest rates overwhelmed surprisingly resilient economic indicators during the period, sending global equity markets downward in the third quarter of 2023. Investor confidence in the near-term outlook is shaky, in Fund management’s view – a sentiment that Fund management believes is reinforced by cautious guidance statements from companies across many industries and regions. In TSW’s view, although many stocks may look relatively inexpensive, the valuation alone may be sufficient to bring investors off the sidelines in the short term. TSW believes conditions like this are beneficial to investors with a longer investment horizon and the patience to ride through the market disturbance and economic adjustments that accompany a “higher-for-longer” interest rate regime.

MassMutual International Equity Fund Largest Holdings (% of Net Assets) on 9/30/23
Nestle SA Registered	3.0%
Reckitt Benckiser Group PLC	2.9%
Linde PLC	2.8%
Chugai Pharmaceutical Co. Ltd.	2.8%
Novartis AG Registered	2.7%
BAE Systems PLC	2.6%
Merck KGaA	2.5%
Roche Holding AG	2.5%
KDDI Corp.	2.5%
Intact Financial Corp.	2.5%
26.8%

MassMutual International Equity Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	38.8%
Industrial	15.6%
Financial	13.6%
Consumer, Cyclical	7.3%
Energy	5.1%
Technology	4.5%
Basic Materials	4.2%
Communications	3.3%
Utilities	2.8%
Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%
Net Assets	100.0%

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	17.61%	4.30%		3.38%
Class R5	10/03/1994	17.48%	4.19%	3.82%
Service Class	01/01/1998	17.26%	4.06%	3.71%
Administrative Class	05/03/1999	17.21%	3.98%	3.61%
Class R4	04/01/2014	16.89%	3.81%		2.90%
Class A	01/01/1998	16.87%	3.71%	3.35%
Class A (sales load deducted)*	01/01/1998	10.44%	2.55%	2.77%
Class R3	04/01/2014	16.65%	3.55%		2.64%
Class Y	02/01/2023					-3.99%
MSCI ACWI ex USA		20.39%	2.58%	3.35%	3.04%	-2.56%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

MassMutual Select Funds – Portfolio Manager Report (Unaudited) (Continued)(Continued)

What is the investment approach of MassMutual Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 14.37%, outperforming the 11.70% return of the MSCI Emerging Markets Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund delivered strong absolute performance and outperformed the benchmark. The key contributors to performance included stock selection within the materials, energy, and consumer discretionary sectors.

The Fund was able to realize value from Russian investments, which contributed to performance alongside stock selection in China and an overweight allocation, relative to the benchmark, to Mexico. Grupo Mexico – a diversified mining company and a world leader in copper production – was among the largest absolute and relative contributors to performance during the period. As of the end of the period, this Fund holding had the largest proven copper reserves in the world, which contributed to investor confidence in future production levels and efficiencies. Additionally, Housing Development Finance Corporation (HDFC) – the first specialized mortgage company in India – was a notable contributor to absolute performance. During the period, HDFC merged with its subsidiary, HDFC Bank, which contributed to investor confidence in the combined entity’s efficiencies and advantages, particularly as mortgage penetration and consumer finance remained embryonic in India. Taiwan Semiconductor Manufacturing Company, one of the world’s leading semiconductor foundries, was also a significant contributor to absolute performance. As of the end of the period, the company was a key contributor to the computing revolution, with multiple architectures, chip platforms, and design teams competing to advance progress in computing and artificial intelligence (AI) innovation.

Stock selection and an underweight allocation in the information technology sector, along with stock selection in the financials and consumer staples sectors, detracted most from relative performance during the reporting period. Stock selection and an underweight allocation in South Korea detracted most on a country level from relative performance. Additionally, an overweight allocation in India and stock selection in Brazil detracted from performance. Meituan – which operates a leading service-based e-commerce platform in China, facilitating food delivery and restaurant reservations, among other services – was the largest absolute detractor from performance. The company’s share price contracted during the period amid a challenging macro environment and competitive backdrop in China.

Subadviser outlook

Invesco Advisers sees substantial polarization of markets today, with perceived macroeconomic “certainty” being priced exceptionally tightly and valuations looking exceptionally attractive in areas of uncertainty. As experienced emerging-market investors recognize, extreme periods may present opportunity for the patient investor. As of the end of the period, emerging-market equity valuations looked attractive on a relative basis, and Fund management sees a few catalysts that it believes could crystalize that value.

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Invesco Advisers remains a long-term investor, and generally does not make tactical decisions. Invesco Advisers believes that unfavorable industry trends have historically created opportunities for truly skilled active managers. Fund management believes the current environment favors those with an idiosyncratic approach and rewards genuine imagination and creativity in unearthing the rare breed of extraordinary companies. Invesco Advisers believes that company fundamentals are especially crucial to long-term emerging-market investors. Invesco Advisers’ investment approach has always been rooted in the unwavering focus on high-quality compounders. Fund management believes long-term investors are well-served by gaining exposure to truly innovative emerging-market companies capitalizing on structural tailwinds.

MassMutual Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/23
Taiwan Semiconductor Manufacturing Co. Ltd.	8.3%
HDFC Bank Ltd.	6.6%
Kotak Mahindra Bank Ltd.	5.6%
Yum China Holdings, Inc. (YUMC US)	5.5%
Tata Consultancy Services Ltd.	5.4%
Grupo Mexico SAB de CV Series B	5.3%
H World Group Ltd. ADR	4.5%
ZTO Express Cayman, Inc. ADR	4.1%
Pernod Ricard SA	4.0%
Cie Financiere Richemont SA Registered Class A	2.8%
52.1%

MassMutual Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/23
Financial	20.7%
Technology	19.4%
Consumer, Cyclical	17.5%
Consumer, Non-cyclical	14.7%
Basic Materials	8.4%
Communications	7.5%
Industrial	5.5%
Energy	2.5%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
Net Assets	100.0%

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	03/01/2011	14.45%	-0.90%	1.02%
Class R5	11/03/2008	14.37%	-0.99%	0.91%
Service Class	11/03/2008	14.04%	-1.10%	0.81%
Administrative Class	11/03/2008	13.99%	-1.19%	0.71%
Class R4	04/01/2014	13.90%	-1.34%		0.50%
Class A	11/03/2008	13.78%	-1.44%	0.47%
Class A (sales load deducted)*	11/03/2008	7.52%	-2.55%	-0.10%
Class R3	04/01/2014	13.59%	-1.61%		0.23%
MSCI Emerging Markets Index		11.70%	0.55%	2.07%	2.14%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual U.S. Government Money Market Fund – Portfolio of Investments
September 30, 2023

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 99.9%
Discount Notes — 68.5%
Federal Home Loan Bank
Secured Overnight Financing Rate + 0.020% 5.330% FRN 10/02/23, 10/03/23 (a)	$12,000,000	$12,000,000
Secured Overnight Financing Rate + 0.020% 5.330% FRN 10/02/23, 11/09/23 (a)	11,000,000	11,000,000
Secured Overnight Financing Rate + 0.025% 5.335% FRN 10/02/23, 11/01/23 (a)	15,000,000	15,000,000
Secured Overnight Financing Rate + 0.025% 5.335% FRN 10/02/23, 12/14/23 (a)	5,000,000	5,000,000
Secured Overnight Financing Rate + 0.030% 5.340% FRN 10/02/23, 11/09/23 (a)	18,000,000	18,000,000
Secured Overnight Financing Rate + 0.040% 5.350% FRN 10/02/23, 2/16/24 (a)	9,000,000	9,000,000
Secured Overnight Financing Rate + 0.450% 5.355% FRN 10/02/23, 3/04/24 (a)	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.055% 5.365% FRN 10/02/23, 11/24/23 (a)	5,000,000	5,000,000
5.275% 10/02/23, 10/02/23 (a)	8,700,000	8,698,743
5.370% 10/20/23, 10/20/23 (a)	6,900,000	6,880,790
5.382% 10/04/23, 10/04/23 (a)	2,200,000	2,199,035
5.383% 11/03/23, 11/03/23 (a)	910,000	905,596
5.392% 10/27/23, 10/27/23 (a)	7,000,000	6,973,317
5.441% 12/06/23, 12/06/23 (a)	1,055,000	1,044,729
5.453% 12/01/23, 12/01/23 (a)	1,800,000	1,783,783
5.461% 12/13/23, 12/13/23 (a)	4,500,000	4,451,501
		117,937,494
Repurchase Agreement — 14.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (b)	100,488	100,488
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 9/29/23, 5.250%, due 10/02/23 (c)	25,000,000	25,000,000
		25,100,488

	Principal Amount	Value
U.S. Treasury Bill — 16.8%
U.S. Treasury Bill
5.375% 10/10/23 (d)	$5,000,000	$4,993,400
5.376% 10/24/23 (d)	6,000,000	5,979,752
5.376% 10/17/23 (d)	4,500,000	4,489,437
5.377% 10/24/23 (d)	4,500,000	4,484,816
5.382% 11/02/23 (d)	4,500,000	4,478,894
5.399% 10/12/23 (d)	4,500,000	4,492,723
		28,919,022

TOTAL SHORT-TERM INVESTMENTS (Cost $171,957,004)		171,957,004

TOTAL INVESTMENTS — 99.9% (Cost $171,957,004) (e)		171,957,004

Other Assets/(Liabilities) — 0.1%		151,368

NET ASSETS — 100.0%		$172,108,372

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)

Maturity value of $100,501. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/31/26, and an aggregate market value, including accrued interest, of $102,531.

(c)

Maturity value of $25,010,938. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 2/15/24 - 8/15/45, and an aggregate market value, including accrued interest, of $25,500,001.

(d)	The rate shown represents yield-to-maturity.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 85.9%
CORPORATE DEBT — 46.2%
Agriculture — 1.0%
BAT Capital Corp.
4.700% 4/02/27	$1,140,000	$1,091,492
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	1,120,000	1,091,449
		2,182,941
Auto Manufacturers — 1.7%
Ford Motor Credit Co. LLC
2.300% 2/10/25	1,320,000	1,238,117
Hyundai Capital America
6.100% 9/21/28 (a)	550,000	546,076
Nissan Motor Acceptance Co. LLC
1.850% 9/16/26 (a)	1,970,000	1,713,923
		3,498,116
Auto Parts & Equipment — 0.2%
LG Energy Solution Ltd.
5.625% 9/25/26 (a)	500,000	498,381
Banks — 9.9%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	1,585,000	1,535,329
ABQ Finance Ltd.
2.000% 7/06/26 (a)	1,200,000	1,080,336
Bank Mandiri Persero Tbk PT
5.500% 4/04/26 (a)	1,082,000	1,069,760
Bank of America Corp. Secured Overnight Financing Rate + 0.960%
1.734% VRN 7/22/27	1,275,000	1,129,853
Barclays PLC
5.200% 5/12/26	1,690,000	1,628,129
BPCE SA
4.625% 7/11/24 (a)	1,200,000	1,177,056
Credit Agricole SA Secured Overnight Financing Rate + 1.860%
6.316% VRN 10/03/29 (a) (b)	346,000	346,040
Danske Bank AS 1 yr. CMT + .730%
1.549% VRN 9/10/27 (a)	1,200,000	1,047,247
Deutsche Bank AG Secured Overnight Financing Rate + 1.219%
2.311% VRN 11/16/27	715,000	622,611
HSBC Holdings PLC Secured Overnight Financing Rate + 1.290%
1.589% VRN 5/24/27	1,150,000	1,014,015
Huntington Bancshares, Inc. Secured Overnight Financing Rate + 2.020%
6.208% VRN 8/21/29	560,000	547,820

	Principal Amount	Value
ING Groep NV Secured Overnight Financing Rate + 1.560%
6.083% VRN 9/11/27	$560,000	$557,511
JP Morgan Chase & Co. 3 mo. USD Term SOFR + 1.522%
4.203% VRN 7/23/29	600,000	556,055
Lloyds Banking Group PLC 1 yr. CMT + 1.700%
5.871% VRN 3/06/29	775,000	757,791
Macquarie Group Ltd. Secured Overnight Financing Rate + 1.069%
1.340% VRN 1/12/27 (a)	1,500,000	1,341,931
Morgan Stanley
Secured Overnight Financing Rate + 1.610% 4.210% VRN 4/20/28	1,150,000	1,081,323
Secured Overnight Financing Rate + 1.630% 5.449% VRN 7/20/29	1,135,000	1,106,022
Natwest Group PLC 1 yr. CMT + .900%
1.642% VRN 6/14/27	890,000	785,985
Societe Generale SA 1 yr. CMT + 1.300%
2.797% VRN 1/19/28 (a)	1,200,000	1,066,460
Synovus Bank
5.625% 2/15/28	653,000	591,665
UBS Group AG
Secured Overnight Financing Rate Index + .980% 1.305% VRN 2/02/27 (a)	760,000	673,974
1 yr. CMT + 1.080% 1.364% VRN 1/30/27 (a)	875,000	777,436
Wells Fargo & Co. Secured Overnight Financing Rate + 1.740%
5.574% VRN 7/25/29	570,000	556,087
		21,050,436
Beverages — 0.4%
JDE Peet’s NV
1.375% 1/15/27 (a)	1,029,000	888,451
Chemicals — 2.6%
Celanese US Holdings LLC
6.165% 7/15/27	1,050,000	1,035,373
6.350% 11/15/28	560,000	552,962
International Flavors & Fragrances, Inc.
1.832% 10/15/27 (a)	925,000	768,281
MEGlobal Canada ULC
5.000% 5/18/25 (a)	1,050,000	1,023,750
Orbia Advance Corp. SAB de CV
1.875% 5/11/26 (a)	873,000	777,379

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Yara International ASA
4.750% 6/01/28 (a)	$1,525,000	$1,435,125
		5,592,870
Commercial Services — 0.9%
Triton Container International Ltd.
2.050% 4/15/26 (a)	2,100,000	1,870,876
Distribution & Wholesale — 1.0%
Ferguson Finance PLC
4.250% 4/20/27 (a)	725,000	687,559
Li & Fung Ltd.
5.000% STEP 8/18/25 (a)	1,500,000	1,382,628
		2,070,187
Diversified Financial Services — 3.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% 10/29/26	1,000,000	895,695
Antares Holdings LP
2.750% 1/15/27 (a)	1,385,000	1,172,814
3.950% 7/15/26 (a)	2,180,000	1,962,222
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	1,695,000	1,600,246
BGC Partners, Inc.
4.375% 12/15/25	1,340,000	1,243,120
Charles Schwab Corp.
5.875% 8/24/26	1,275,000	1,270,801
		8,144,898
Electric — 1.5%
Alliant Energy Finance LLC
1.400% 3/15/26 (a)	1,630,000	1,446,121
Pacific Gas & Electric Co.
4.950% 6/08/25	1,110,000	1,083,881
Sempra
5.400% 8/01/26	640,000	633,213
		3,163,215
Engineering & Construction — 0.4%
Mexico City Airport Trust
4.250% 10/31/26 (a)	800,000	751,937
Entertainment — 0.3%
Warnermedia Holdings, Inc.
3.638% 3/15/25	730,000	704,078
Food — 2.4%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
2.500% 1/15/27	2,225,000	1,965,387
Pilgrim’s Pride Corp.
5.875% 9/30/27 (a)	709,000	719,316

	Principal Amount	Value
Smithfield Foods, Inc.
4.250% 2/01/27 (a)	$2,525,000	$2,334,194
		5,018,897
Hand & Machine Tools — 0.3%
Regal Rexnord Corp.
6.050% 2/15/26 (a)	725,000	716,917
Health Care – Services — 0.3%
HCA, Inc.
5.200% 6/01/28	680,000	657,199
Home Builders — 0.3%
Toll Brothers Finance Corp.
4.875% 3/15/27	700,000	670,462
Housewares — 0.4%
Newell Brands, Inc.
6.375% 9/15/27 (c)	780,000	744,107
Insurance — 2.2%
Athene Global Funding
1.730% 10/02/26 (a)	2,085,000	1,817,163
Lincoln National Corp., (Acquired 4/19/23, Cost $731,429),
3.800% 3/01/28 (c) (d)	825,000	747,863
Sammons Financial Group, Inc.
4.450% 5/12/27 (a)	2,365,000	2,164,875
		4,729,901
Internet — 0.5%
Prosus NV
3.257% 1/19/27 (a)	1,250,000	1,107,378
Investment Companies — 3.5%
Ares Capital Corp.
3.875% 1/15/26	1,635,000	1,529,893
Blackstone Private Credit Fund
2.625% 12/15/26	2,275,000	1,958,192
Blue Owl Credit Income Corp.
4.700% 2/08/27	2,965,000	2,698,062
Golub Capital BDC, Inc.
2.500% 8/24/26	1,515,000	1,327,753
		7,513,900
Lodging — 0.4%
Las Vegas Sands Corp.
3.200% 8/08/24	930,000	899,738
Machinery – Construction & Mining — 0.5%
Weir Group PLC
2.200% 5/13/26 (a)	1,261,000	1,133,143
Mining — 0.4%
Alcoa Nederland Holding BV
6.125% 5/15/28 (a)	770,000	741,419

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas — 2.0%
EQT Corp.
6.125% STEP 2/01/25	$592,000	$589,958
Ovintiv, Inc.
5.375% 1/01/26	400,000	394,387
5.650% 5/15/28	650,000	635,791
Parkland Corp.
5.875% 7/15/27 (a)	455,000	432,976
Patterson-UTI Energy, Inc.
3.950% 2/01/28	2,330,000	2,092,526
		4,145,638
Pharmaceuticals — 1.5%
CVS Health Corp.
5.000% 1/30/29	570,000	551,419
Hikma Finance USA LLC
3.250% 7/09/25 (a)	1,150,000	1,088,047
Viatris, Inc.
2.300% 6/22/27	1,905,000	1,639,139
		3,278,605
Pipelines — 1.5%
Columbia Pipelines Holding Co. LLC
6.055% 8/15/26 (a)	511,000	512,603
Energy Transfer LP
4.950% 6/15/28	1,375,000	1,315,900
ONEOK, Inc.
5.550% 11/01/26	270,000	268,240
Plains All American Pipeline LP/PAA Finance Corp.
4.500% 12/15/26	960,000	917,721
Western Midstream Operating LP
6.350% 1/15/29	166,000	166,342
		3,180,806
Real Estate — 0.7%
MAF Sukuk Ltd.
4.500% 11/03/25 (a)	1,025,000	993,110
Shimao Group Holdings Ltd., (Acquired 10/15/21, Cost $14,653,750),
6.125% 2/21/24 (a) (d)	14,600,000	504,430
		1,497,540
Real Estate Investment Trusts (REITS) — 3.2%
CubeSmart LP
2.250% 12/15/28	650,000	543,724
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	1,125,000	871,026
GLP Capital LP/GLP Financing II, Inc.
5.375% 4/15/26	570,000	552,662

	Principal Amount	Value
Omega Healthcare Investors, Inc.
4.750% 1/15/28	$1,419,000	$1,313,218
Service Properties Trust
4.350% 10/01/24	2,115,000	2,028,927
VICI Properties LP/VICI Note Co., Inc.
3.750% 2/15/27 (a)	600,000	544,448
Vornado Realty LP
2.150% 6/01/26	1,200,000	1,020,177
		6,874,182
Retail — 0.5%
Advance Auto Parts, Inc.
5.900% 3/09/26	343,000	331,263
Nordstrom, Inc.
4.000% 3/15/27 (c)	740,000	646,686
		977,949
Savings & Loans — 0.1%
Nationwide Building Society
4.000% 9/14/26 (a)	297,000	275,486
Telecommunications — 0.8%
Sprint Capital Corp.
6.875% 11/15/28	650,000	671,122
Tower Bersama Infrastructure Tbk PT
4.250% 1/21/25 (a)	1,100,000	1,064,268
		1,735,390
Venture Capital — 1.0%
Hercules Capital, Inc.
2.625% 9/16/26	2,338,000	2,030,623

TOTAL CORPORATE DEBT (Cost $119,968,484)		98,345,666

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.7%
Automobile Asset-Backed Securities — 0.1%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D
1.490% 9/18/26	339,000	315,922
Commercial Mortgage-Backed Securities — 4.4%
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (a) (e)	2,280,000	1,936,408
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (a) (e)	3,050,000	2,518,037
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C,
3.958% VRN 4/15/46 (e)	1,015,000	724,844

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
One New York Plaza Trust
Series 2020-1NYP, Class C, 1 mo. USD Term SOFR + 2.314% 7.648% FRN 1/15/36 (a)	$4,106,000	$3,596,415
Series 2020-1NYP, Class D, 1 mo. USD Term SOFR + 2.864% 8.198% FRN 1/15/36 (a)	760,000	589,896
		9,365,600
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD Term SOFR + 0.594%
5.914% FRN 10/25/34 (a)	10,529	10,772
Other Asset-Backed Securities — 21.4%
321 Henderson Receivables I LLC, Series 2006-3A, Class A1, 1 mo. USD Term SOFR + 0.314%
5.647% FRN 9/15/41 (a)	33,407	32,872
522 Funding CLO Ltd., Series 2018-3A, Class BR, 3 mo. USD Term SOFR + 1.812%
7.138% FRN 10/20/31 (a)	2,352,000	2,306,851
AASET Trust, Series 2020-1A, Class B
4.335% 1/16/40 (a)	722,482	372,164
AIMCO CLO 10 Ltd., Series 2019-10A, Class AR, 3 mo. USD Term SOFR + 1.322%
6.667% FRN 7/22/32 (a)	2,000,000	1,987,920
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD Term SOFR + 1.014%
4.002% FRN 10/25/34	70,251	59,138
Ballyrock CLO Ltd., Series 2020-2A, Class A2R, 3 mo. USD Term SOFR + 1.812%
7.138% FRN 10/20/31 (a)	4,700,000	4,611,776
BHG Securitization Trust, Series 2021-B, Class C
2.240% 10/17/34 (a)	3,736,000	3,106,562
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	119,307	115,397
Series 2017-1A, Class B, 3.240% 5/25/29 (a)	34,088	32,976
Series 2019-A, Class B, 3.780% 9/26/33 (a)	715,654	671,834
Canyon Capital CLO Ltd., Series 2017-1A, Class CR, 3 mo. USD Term SOFR + 2.262%
7.570% FRN 7/15/30 (a)	1,540,000	1,515,560

	Principal Amount	Value
CARS-DB4 LP, Series 2020-1A, Class B1
4.170% 2/15/50 (a)	$3,289,000	$3,078,862
Castlelake Aircraft Structured Trust, Series 2019-1A, Class B
5.095% 4/15/39 (a)	707,996	453,787
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD Term SOFR + 1.242%
6.568% FRN 4/20/31 (a)	900,000	897,767
CF Hippolyta Issuer LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	577,448	481,198
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class B, 2.960% 3/25/30 (a)	359,316	346,301
Series 2019-A, Class C, 3.450% 1/25/34 (a)	1,503,074	1,393,175
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	2,038,731	1,718,240
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	759,377	676,361
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	1,692,191	1,516,130
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	538,502	450,680
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	106,636	89,815
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	263,156	229,015
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	173,650	154,376
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	86,642	75,060
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	692,776	627,749
Hilton Grand Vacations Trust, Series 2019-AA, Class C
2.840% 7/25/33 (a)	666,826	619,008
Horizon Aircraft Finance III Ltd., Series 2019-2, Class B
4.458% 11/15/39 (a)	1,757,143	825,847
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (a)	98,532	92,239
Mosaic Solar Loans Trust, Series 2018-2GS, Class A
4.200% 2/22/44 (a)	585,472	520,675

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ARR, 3 mo. USD Term SOFR + 1.422%
6.730% FRN 7/15/34 (a)	$500,000	$497,616
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class BR, 3 mo. USD Term SOFR + 1.762%
7.082% FRN 4/19/30 (a)	500,000	494,598
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A2R, 3 mo. USD Term SOFR + 1.662%
7.013% FRN 7/25/30 (a)	1,375,000	1,356,369
Oceanview Trust, Series 2021-1, Class M3
3.090% 12/29/51 (a)	5,000,000	4,950,449
Orange Lake Timeshare Trust
Series 2016-A, Class B, 2.910% 3/08/29 (a)	140,522	134,522
Series 2018-A, Class C, 3.740% 11/08/30 (a)	139,326	134,512
Oxford Finance Funding LLC, Series 2020-1A, Class B
4.037% 2/15/28 (a)	485,496	472,708
PVOne LLC, Series 2023-1, Class A
7.670% 9/17/35 (a) (f)	1,100,000	1,099,999
Rad CLO 1 Ltd., Series 2018-1A, Class BR, 3 mo. USD Term SOFR + 1.662%
6.970% FRN 7/15/31 (a)	2,650,000	2,623,248
RR 19 Ltd., Series 2021-19A, Class A1, 3 mo. USD Term SOFR + 1.402%
6.710% FRN 10/15/35 (a)	750,000	744,967
Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C
3.510% 7/20/37 (a)	175,866	166,523
Trafigura Securitisation Finance PLC, Series 2021-1A, Class B
1.780% 1/15/25 (a)	4,048,000	3,788,701
		45,523,547
Student Loans Asset-Backed Securities — 5.0%
Chase Education Loan Trust, Series 2007-A, Class B, 90 day USD SOFR Average + .220%
5.740% FRN 3/28/68	359,100	334,806
College Avenue Student Loans LLC, Series 2017-A, Class A1, 1 mo. USD Term SOFR + 1.764%
7.084% FRN 11/26/46 (a)	373,985	375,766

	Principal Amount	Value
Commonbond Student Loan Trust
Series 2017-AGS, Class B, 3.470% 5/25/41 (a)	$266,098	$236,649
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	98,680	79,268
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	80,965	65,792
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	37,950	32,658
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	149,221	132,922
ELFI Graduate Loan Program LLC, Series 2018-A, Class B
4.000% 8/25/42 (a)	214,648	190,446
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%
6.353% FRN 8/25/48 (a)	35,075	34,285
Goal Structured Solutions Trust, Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
6.934% FRN 9/25/43 (a)	100,000	88,155
Laurel Road Prime Student Loan Trust
Series 2017-C, Class B, 2.950% 11/25/42 (a)	689,625	649,456
Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	1,210,820	1,114,035
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	688,402	650,766
Nelnet Student Loan Trust
Series 2018-5A, Class B, 1 mo. USD Term SOFR + 1.564% 6.884% FRN 2/25/67 (a)	1,000,000	940,406
Series 2015-3A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 6/25/54 (a)	395,000	367,762
SLM Student Loan Trust
Series 2005-4, Class B, 90 day USD SOFR Average + .442% 5.496% FRN 7/25/55	470,371	441,480
Series 2006-5, Class B, 90 day USD SOFR Average + .472% 5.526% FRN 10/25/40	401,484	377,232
Series 2005-5, Class B, ABS, 90 day USD SOFR Average + .512% 5.566% FRN 10/25/40	488,621	433,136
Series 2005-8, Class B, 90 day USD SOFR Average + .572% 5.626% FRN 1/25/55	346,931	320,267
Series 2004-1 Class B, 90 day USD SOFR Average + .762% 5.816% FRN 7/25/39	306,827	288,065

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2003-4, Class B, 90 day USD SOFR Average + .650% 6.132% FRN 6/15/38	$200,620	$189,317
Series 2003-11, Class B, 90 day USD SOFR Average + .650% 6.132% FRN 12/15/38	730,566	701,158
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 1 mo. USD Term SOFR + 1.214%
6.547% FRN 9/15/34 (a)	38,368	38,054
SoFi Alternative Trust, Series 2019-C, Class PT,
5.496% VRN 1/25/45 (a) (e)	1,705,370	1,624,315
SoFi Professional Loan Program LLC, Series 2019-A, Class BFX, ABS, 144A
4.110% 6/15/48 (a)	870,000	758,598
Wachovia Student Loan Trust, Series 2005-1, Class B, ABS, 90 day USD SOFR Average + .562%
5.616% FRN 10/25/40	319,259	279,684
		10,744,478
Whole Loan Collateral Collateralized Mortgage Obligations — 8.8%
Angel Oak Mortgage Trust, Series 2021-3, Class M1,
2.479% VRN 5/25/66 (a) (e)	6,583,000	3,993,526
Banc of America Mortgage Trust, Series 2004-G, Class 2A7,
5.348% VRN 8/25/34 (e)	7,373	7,014
Credit Suisse Mortgage Trust, Series 2021-NQM4, Class M1,
2.472% VRN 5/25/66 (a) (e)	7,095,350	4,238,546
Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class IIA2,
4.421% VRN 2/25/34 (e)	36,559	33,769
New Residential Mortgage Loan Trust, Series 2020-NQM1, Class M1,
3.207% VRN 1/26/60 (a) (e)	2,252,000	1,878,525
OBX Trust, Series 2021-NQM1, Class M1,
2.219% VRN 2/25/66 (a) (e)	2,501,000	1,435,585
TRK Trust, Series 2021-INV1, Class M1,
2.585% VRN 7/25/56 (a) (e)	1,222,000	765,166
Verus Securitization Trust
Series 2021-1, Class M1, 1.968% VRN 1/25/66 (a) (e)	2,247,000	1,452,498
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (e)	2,129,000	1,842,638

	Principal Amount	Value
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (e)	$3,602,000	$3,025,419
		18,672,686

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $100,204,059)		84,633,005

U.S. Government Agency Obligations and Instrumentalities (g) — 0.0%
Pass-Through Securities — 0.0%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 yr. CMT + 2.159% 4.376% FRN 3/01/37	48,302	48,656
Federal National Mortgage Association Pool #775539 RFUCC1 yr. Treasury + 1.641% 5.391% FRN 5/01/34	13,085	13,183
Government National Mortgage Association Pool #507545 7.500% FRN 8/15/29	17,202	17,620
		79,459

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $79,593)		79,459

TOTAL BONDS & NOTES (Cost $220,252,136)		183,058,130

TOTAL LONG-TERM INVESTMENTS (Cost $220,252,136)		183,058,130

SHORT-TERM INVESTMENTS — 13.0%
Commercial Paper — 9.4%
Hyundai Capital America
5.692% 11/28/23 (a)	4,000,000	3,962,800
Nutrien Ltd.
5.722% 10/06/23 (a)	4,000,000	3,995,746
Suncor Energy, Inc.
5.749% 11/02/23 (a)	4,000,000	3,979,018
Tampa Electric Co.
5.759% 11/01/23 (a)	4,000,000	3,979,386
VW Credit, Inc.
5.704% 10/17/23 (a)	4,000,000	3,989,026
		19,905,976

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment of Cash Collateral from Securities Loaned — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	1,794,395	$1,794,395

	Principal Amount
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (i)	$5,811,204	5,811,204

TOTAL SHORT-TERM INVESTMENTS (Cost $27,517,222)		27,511,575

TOTAL INVESTMENTS — 98.9% (Cost $247,769,358) (j)		210,569,705

Other Assets/(Liabilities) — 1.1%		2,412,160

NET ASSETS — 100.0%		$212,981,865

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
LIBOR	London Inter-Bank Offered Rate
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $146,786,735 or 68.92% of net assets.

(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $1,757,163 or 0.83% of net assets. (Note 2).
(d)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $1,252,293 or 0.59% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $1,099,999 or 0.52% of net assets.

(g)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $5,811,979. Collateralized by U.S. Government Agency obligations with a rate of 0.625%, maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $5,927,433.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	57.4%
Cayman Islands	8.6%
United Kingdom	3.7%
Ireland	3.0%
Canada	1.7%
Netherlands	1.4%
France	1.2%
Indonesia	1.0%
Bermuda	0.9%
China	0.8%
Mexico	0.7%
Switzerland	0.7%
Brazil	0.7%
Hong Kong	0.6%
Australia	0.6%
Jordan	0.5%
Qatar	0.5%
Denmark	0.5%
Kuwait	0.5%
United Arab Emirates	0.4%
Germany	0.3%
Republic of Korea	0.2%
Total Long-Term Investments	85.9%
Short-Term Investments and Other Assets and Liabilities	14.1%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Note 2 Year	12/29/23	537	$109,286,164	$(430,390)

Short
U.S. Treasury Long Bond	12/19/23	6	$(722,465)	$39,777
U.S. Treasury Ultra 10 Year	12/19/23	95	(10,867,971)	269,533
U.S. Treasury Ultra Bond	12/19/23	1	(127,857)	9,169
U.S. Treasury Note 5 Year	12/29/23	349	(37,088,141)	317,719
				$636,198

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	USD	22,000,000	$(261,294)	$(315,457)	$54,163

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 3.965%	Annually	6/23/25	USD	10,000,000	$(188,642)	$—	$(188,642)
12-Month USD SOFR	Annually	Fixed 3.815%	Annually	6/30/25	USD	8,350,000	(178,406)	—	(178,406)
12-Month USD SOFR	Annually	Fixed 3.749%	Annually	7/14/25	USD	8,374,000	(189,191)	—	(189,191)
12-Month USD SOFR	Annually	Fixed 3.618%	Annually	8/07/25	USD	9,049,000	(226,880)	—	(226,880)
Fixed 3.293%	Annually	12-Month USD SOFR	Annually	6/23/33	USD	2,000,000	154,850	—	154,850
Fixed 3.223%	Annually	12-Month USD SOFR	Annually	6/30/33	USD	2,100,000	174,400	—	174,400
Fixed 3.086%	Annually	12-Month USD SOFR	Annually	7/14/33	USD	2,092,000	196,952	—	196,952
Fixed 3.107%	Annually	12-Month USD SOFR	Annually	8/07/33	USD	2,005,000	186,441	—	186,441
							$(70,476)	$—	$(70,476)

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 85.2%
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 50.4%
Automobile Asset-Backed Securities — 8.8%
BOF URSA VI Funding Trust I, Series 2023-CAR2, Class A2
5.542% 10/27/31 (a)	$2,719,981	$2,681,919
Carvana Auto Receivables Trust, Series 2020-N3, Class B
0.660% 6/12/28	1,364,567	1,253,492
Drive Auto Receivables Trust
Series 2021-1, Class C, 1.020% 6/15/27	941,147	930,970
Series 2021-3, Class C, 1.470% 1/15/27	3,445,000	3,346,343
Exeter Automobile Receivables Trust, Series 2020-2A, Class D
4.730% 4/15/26 (a)	1,858,192	1,847,166
Hertz Vehicle Financing LLC, Series 2021-1A, Class D
3.980% 12/26/25 (a)	4,600,000	4,357,064
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class C
5.310% 6/14/29 (a)	1,100,000	1,034,186
Santander Drive Auto Receivables Trust, Series 2021-2, Class D
1.350% 7/15/27	5,000,000	4,768,196
Westlake Automobile Receivables Trust, Series 2020-3A, Class D
1.650% 2/17/26 (a)	2,779,000	2,701,165
		22,920,501
Commercial Mortgage-Backed Securities — 8.0%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD Term SOFR + 1.797%
7.129% FRN 7/15/35 (a)	1,150,000	1,121,249
BX Commercial Mortgage Trust, Series 2019-XL, Class F, 1 mo. USD Term SOFR + 2.114%
7.447% FRN 10/15/36 (a)	2,082,500	2,060,373
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD Term SOFR + 1.864%
7.130% FRN 12/15/37 (a)	250,836	247,857
COMM Mortgage Trust, Series 2015-LC19, Class D
2.867% 2/10/48 (a)	2,457,000	2,101,753
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D, 1 mo. USD Term SOFR + 1.647% 6.980% FRN 5/15/36 (a)	5,985,110	5,930,872

	Principal Amount	Value
Series 2019-ICE4, Class E, 1 mo. USD Term SOFR + 2.197% 7.530% FRN 5/15/36 (a)	$3,596,053	$3,555,597
KNDL Mortgage Trust
Series 2019-KNSQ, Class D, 144A, 1 mo. USD Term SOFR + 1.546% 6.878% FRN 5/15/36 (a)	2,500,000	2,471,875
Series 2019-KNSQ, Class E, 1 mo. USD Term SOFR + 1.996% 7.328% FRN 5/15/36 (a)	389,000	383,185
Ready Capital Mortgage Financing LLC, Series 2023-FL12, Class A, 1 mo. USD Term SOFR + 2.335%
7.655% FRN 5/25/38	2,999,846	2,999,835
		20,872,596
Home Equity Asset-Backed Securities — 0.5%
Home Equity Asset Trust, Series 2005-9, Class M1, 1 mo. USD Term SOFR + 0.729%
6.049% FRN 4/25/36	1,280,627	1,236,460
Other Asset-Backed Securities — 19.2%
321 Henderson Receivables I LLC, Series 2006-3A, Class A1, 1 mo. USD Term SOFR + 0.314%
5.647% FRN 9/15/41 (a)	35,913	35,337
ACHV ABS Trust, Series 2023-1PL, Class A
6.420% 3/18/30 (a)	60,031	60,048
Affirm Asset Securitization Trust
Series 2021-Z1, Class A, 1.070% 8/15/25 (a)	2,662,449	2,638,337
Series 2021-Z2, Class A, 1.170% 11/16/26 (a)	479,538	465,055
Series 2022-X1, Class A, 1.750% 2/15/27 (a)	654,745	640,404
Series 2018-A, Class A, 1.900% 1/15/25 (a)	189,047	187,759
BHG Securitization Trust
Series 2021-B, Class A, 0.900% 10/17/34 (a)	755,442	727,985
Series 2022-C, Class A, 5.320% 10/17/35 (a)	2,748,659	2,733,237
Series 2023-A, Class A, 5.550% 4/17/36 (a)	3,172,902	3,125,767
Cascade Funding Mortgage Trust, Series 2021-EBO1, Class A,
0.985% VRN 11/25/50 (a) (b)	1,309,389	1,205,846
Elara HGV Timeshare Issuer LLC, Series 2017-A, Class C
3.310% 3/25/30 (a)	200,974	192,970

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
FCI Funding LLC
Series 2021-1A, Class A, 1.130% 4/15/33 (a)	$802,936	$779,202
Series 2021-1A, Class B, 1.530% 4/15/33 (a)	479,827	463,551
First Franklin Mortgage Loan Trust, Series 2006-FF15, Class A5, 1 mo. USD Term SOFR + 0.274%
5.594% FRN 11/25/36	322,440	310,573
FNA VI LLC, Series 21-1A, Class A
1.350% 1/10/32 (a)	2,599,030	2,369,583
Gracie Point International Funding
Series 2022-1A, Class C, 30 day USD SOFR Average + 3.500% 8.812% FRN 4/01/24 (a)	2,300,000	2,299,992
Series 2022-3A, Class B, 30 day USD SOFR Average + 4.000% 9.312% FRN 11/01/24 (a)	2,500,000	2,500,595
Series 2022-1A, Class E, 30 day USD SOFR Average + 5.750% 11.062% FRN 4/01/24 (a)	1,287,000	1,286,993
Hilton Grand Vacations Trust
Series 2017-AA, Class B, 2.960% 12/26/28 (a)	114,053	111,604
Series 2022-2A, Class C, 5.570% 1/25/37 (a)	1,187,461	1,138,907
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class A5, 1 mo. USD Term SOFR + 0.374%
5.694% FRN 3/25/37	246,981	239,526
KREF Ltd., Series 2021-FL2, Class D, 1 mo. USD Term SOFR + 2.314%
7.647% FRN 2/15/39 (a)	900,000	795,069
Lakeview Trust
Series 2022-1, Class M3, 4.585% 4/25/52 (a)	1,400,000	1,377,946
Series 2022-3, Class M3, 5.437% 5/29/52 (a)	3,300,000	3,233,456
Marlette Funding Trust, Series 2023-2A, Class A
6.040% 6/15/33 (a)	1,553,699	1,548,505
MVW Owner Trust, Series 2018-1A, Class A
3.450% 1/21/36 (a)	388,455	379,300
NP SPE II LLC, Series 2019-1A, Class A1
2.574% 9/20/49 (a)	131,625	123,255
Oceanview Trust
Series 2021-1, Class A, 1.219% 12/29/51 (a)	361,369	358,119
Series 2021-1, Class M3, 3.090% 12/29/51 (a)	2,906,000	2,877,201

	Principal Amount	Value
Oportun Funding LLC, Series 2022-1, Class A
3.250% 6/15/29 (a)	$513,267	$508,450
Orange Lake Timeshare Trust
Series 2016-A, Class A, 2.610% 3/08/29 (a)	147,836	142,560
Series 2016-A, Class B, 2.910% 3/08/29 (a)	195,895	187,531
Pagaya AI Debt Selection Trust, Series 2021-3, Class A
1.150% 5/15/29 (a)	310,715	309,637
Pagaya AI Debt Trust, Series 2022-1, Class A
2.030% 10/15/29 (a)	4,589,836	4,500,109
PVOne LLC, Series 2023-1, Class A
7.670% 9/17/35 (a) (e)	1,290,000	1,289,998
Reach Financial LLC, Series 2023-1A, Class A
7.050% 2/18/31 (a)	4,455,453	4,465,793
Sierra Timeshare Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	475,939	455,332
Series 2019-2A, Class C, 3.120% 5/20/36 (a)	431,644	411,631
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	137,239	133,575
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	222,695	210,180
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	316,793	307,974
Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1 mo. USD Term SOFR + 0.849%
6.169% FRN 3/25/35	148,019	147,309
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 1 mo. USD Term SOFR + 0.284% 5.604% FRN 1/25/37	148,177	144,910
Series 2006-WF1, Class M4, 1 mo. USD Term SOFR + 0.759% 6.079% FRN 2/25/36	168,563	167,817
Trafigura Securitisation Finance PLC, Series 2021-1A, Class B
1.780% 1/15/25 (a)	1,800,000	1,684,699
Upstart Securitization Trust, Series 2021-4, Class A
0.840% 9/20/31 (a)	882,827	875,904
		50,149,531

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans Asset-Backed Securities — 5.5%
Chase Education Loan Trust, Series 2007-A, Class A4, 90 day USD SOFR Average + 0.100%
5.620% FRN 3/28/68	$1,376,110	$1,330,691
College Loan Corp. Trust, Series 2005-2, Class B, 90 day USD SOFR Average + 0.752%
5.783% FRN 1/15/37	172,669	150,928
Commonbond Student Loan Trust
Series 2021-AGS, Class B, 1.400% 3/25/52 (a)	145,599	106,977
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	9,831	8,460
Series 2019-AGS, Class A2, 1 mo. USD Term SOFR + 1.014% 6.334% FRN 1/25/47 (a)	226,143	221,432
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + 0.750%
6.184% FRN 8/25/42 (a)	360,452	353,731
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + 0.700%
6.353% FRN 8/25/48 (a)	63,636	62,203
JP Morgan Student Loan Trust, Series 2007-A, Class B, 90 day USD SOFR Average + 0.612%
5.677% FRN 6/28/39 (a)	177,779	160,345
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A1FX, 2.340% 10/25/48 (a)	79,261	77,154
Series 2018-B, Class A2FX, 3.540% 5/26/43 (a)	178,407	176,735
Series 2017-C, Class A1, 1 mo. USD Term SOFR + 0.664% 5.984% FRN 11/25/42 (a)	36,672	36,577
Navient Private Education Refi Loan Trust
Series 2021-A, Class A, 0.840% 5/15/69 (a)	4,592,992	3,963,261
Series 2020-HA, Class A, 1.310% 1/15/69 (a)	1,036,673	941,647
Navient Student Loan Trust, Series 2016-7A, Class A, 30 day USD SOFR Average + 1.264%
6.579% FRN 3/25/66 (a)	1,154,990	1,160,804
Nelnet Student Loan Trust
Series 2006-2, Class B, 90 day USD SOFR Average + 0.462% 5.516% FRN 1/25/38	269,434	230,343

	Principal Amount	Value
Series 2004-3, Class B, 90 day USD SOFR Average + 0.612% 5.666% FRN 10/25/40	$545,845	$509,022
Series 2005-2, Class B, 90 day USD SOFR Average + 0.432% 5.673% FRN 3/23/37	523,365	495,669
Series 2006-3, Class B, 90 day USD SOFR Average + 0.512% 5.755% FRN 6/25/41	143,149	125,653
Series 2014-2A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 6/25/41 (a)	295,000	278,199
SLC Student Loan Trust
Series 2006-2, Class B, 90 day USD SOFR Average + 0.230% 5.712% FRN 12/15/39	192,451	171,292
Series 2005-2, Class B, 90 day USD SOFR Average + 0.280% 5.762% FRN 3/15/40	641,362	589,758
SLM Student Loan Trust
Series 2006-4, Class B, 90 day USD SOFR Average + 0.462% 5.516% FRN 1/25/70	131,901	123,939
Series 2006-5, Class B, 90 day USD SOFR Average + 0.472% 5.526% FRN 10/25/40	207,288	194,767
Series 2006-2, Class B, 90 day USD SOFR Average + 0.482% 5.536% FRN 1/25/41	233,112	215,864
Series 2005-8, Class B, 90 day USD SOFR Average + 0.572% 5.626% FRN 1/25/55	208,159	192,160
Series 2004-3, Class B, 90 day USD SOFR Average + 0.732% 5.786% FRN 10/25/64	131,383	123,005
Series 2003-11, Class B, 90 day USD SOFR Average + 0.650% 6.132% FRN 12/15/38	148,088	142,127
SMB Private Education Loan Trust
Series 2019-A, Class A2B, 1 mo. USD Term SOFR + 0.984% 6.317% FRN 7/15/36 (a)	760,841	753,250
Series 2014-A, Class A3, 1 mo. USD Term SOFR + 1.614% 6.947% FRN 4/15/32 (a)	504,526	505,345
SoFi Professional Loan Program LLC, Series 2018-D, Class A2FX
3.600% 2/25/48 (a)	610,729	585,833
SoFi Alternative Trust, Series 2019-C, Class PT,
5.496% VRN 1/25/45 (a) (b)	431,193	410,699
		14,397,870

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loan Collateral Collateralized Mortgage Obligations — 8.4%
Angel Oak Mortgage Trust, Series 2022-2, Class A1,
3.353% VRN 1/25/67 (a) (b)	$2,064,253	$1,804,996
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A3,
1.435% VRN 3/25/60 (a) (b)	588,123	537,154
CIM Trust, Series 2019-INV3, Class A11, 30 day USD SOFR Average + 1.114%
5.500% FRN 8/25/49 (a)	683,367	642,663
COLT Mortgage Loan Trust, Series 2022-1, Class A1,
2.284% VRN 12/27/66 (a) (b)	7,876,261	6,599,192
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3,
1.128% VRN 5/25/65 (a) (b)	386,239	349,811
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, 1 mo. USD Term SOFR + 0.864%
6.184% FRN 5/25/55 (a)	4,621,933	4,600,599
OBX Trust
Series 2021-NQM2, Class A2, 1.357% VRN 5/25/61 (a) (b)	591,736	440,262
Series 2020-EXP1, Class 2A2, 1 mo. USD Term SOFR + 1.064% 6.384% FRN 2/25/60 (a)	316,297	295,591
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 3.850%
9.284% FRN 2/25/25 (a)	270,000	269,906
PSMC Trust, Series 2020-2, Class A2,
3.000% VRN 5/25/50 (a) (b)	814,603	693,769
STAR Trust, Series 2021-1, Class A3,
1.528% VRN 5/25/65 (a) (b)	3,206,709	2,697,373
Starwood Mortgage Residential Trust
Series 2020-1, Class M1, 2.878% VRN 2/25/50 (a) (b)	1,000,000	803,984
Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (b)	1,126,290	1,064,798
Verus Securitization Trust
Series 2021-3, Class A3, 1.437% VRN 6/25/66 (a) (b)	878,078	713,592
Series 2019-INV2, Class A3, 4.219% VRN 7/25/59 (a) (b)	296,917	285,254
		21,798,944

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $136,170,559)		131,375,902

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (c) — 12.8%
Whole Loans — 12.8%
Federal Home Loan Mortgage Corp. STACR REMIC Trust
Series 2021-DNA6, Class M1, 30 day USD SOFR Average + 0.800% 6.115% FRN 10/25/41 (a)	$4,394,016	$4,385,894
Series 2021-HQA3, Class M1, 30 day USD SOFR Average + 0.850% 6.165% FRN 9/25/41 (a)	7,254,412	7,137,124
Series 2021-DNA7, Class M1, 30 day USD SOFR Average + 0.850% 6.165% FRN 11/25/41 (a)	1,655,053	1,639,563
Series 2022-DNA1, Class M1A, 30 day USD SOFR Average + 1.000% 6.315% FRN 1/25/42 (a)	564,487	559,283
Series 2022-DNA2, Class M1A, 30 day USD SOFR Average + 1.300% 6.615% FRN 2/25/42 (a)	2,449,976	2,443,318
Series 2020-DNA1, Class M2, 30 day USD SOFR Average + 1.814% 7.129% FRN 1/25/50 (a)	826,629	827,855
Series 2022-DNA3, Class M1A, 30 day USD SOFR Average + 2.000% 7.315% FRN 4/25/42 (a)	2,785,994	2,806,241
Series 2018-DNA3, Class M2A, 30 day USD SOFR Average + 2.214% 7.529% FRN 9/25/48 (a)	522,623	525,751
Series 2020-DNA5, Class M2, 30 day USD SOFR Average + 2.800% 8.115% FRN 10/25/50 (a)	441,185	447,289
Series 2022-DNA5, Class M1A, 30 day USD SOFR Average + 2.950% 8.265% FRN 6/25/42 (a)	2,748,052	2,817,848
Federal National Mortgage Association Connecticut Avenue Securities
Series 2022-R05, Class 2M1, 30 day USD SOFR Average + 1.900% 7.215% FRN 4/25/42 (a)	757,901	759,737
30 day USD SOFR Average + 1.900% 7.215% FRN 6/25/43 (a)	1,319,469	1,326,904
Series 2019-R03, Class 1M2, 30 day USD SOFR Average + 2.264% 7.579% FRN 9/25/31 (a)	37,733	37,761
Series 2023-R03, Class 2M1, 30 day USD SOFR Average + 2.500% 7.815% FRN 4/25/43 (a)	2,851,497	2,885,651

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2022-R07, Class 1M1, 30 day USD SOFR Average + 2.950% 8.265% FRN 6/25/42 (a)	$4,557,228	$4,680,321
		33,280,540

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $33,322,439)		33,280,540

U.S. TREASURY OBLIGATIONS — 22.0%
U.S. Treasury Bonds & Notes — 22.0%
U.S. Treasury Inflation-Indexed Bonds
0.125% 2/15/51	763,146	424,567
0.125% 2/15/52	988,254	542,285
0.250% 2/15/50	1,070,046	629,519
0.625% 2/15/43	2,260,184	1,641,988
0.750% 2/15/42	946,932	716,885
0.750% 2/15/45	1,220,186	886,398
0.875% 2/15/47	759,768	553,636
1.000% 2/15/46	645,030	489,385
1.000% 2/15/48	681,758	506,858
1.000% 2/15/49	491,970	362,876
1.375% 2/15/44	1,311,560	1,096,088
1.500% 2/15/53	1,542,480	1,274,670
1.750% 1/15/28	1,313,172	1,275,367
2.125% 2/15/40	565,692	548,080
2.125% 2/15/41	711,868	688,302
2.375% 1/15/27	2,576,758	2,557,105
2.500% 1/15/29	925,418	931,563
3.375% 4/15/32	344,418	371,127
3.625% 4/15/28	1,133,934	1,191,339
3.875% 4/15/29	1,487,512	1,601,313
U.S. Treasury Inflation-Indexed Notes
0.125% 10/15/26	2,684,688	2,496,445
0.125% 4/15/27	2,381,742	2,186,272
0.125% 1/15/30	2,138,526	1,864,026
0.125% 7/15/30	1,967,147	1,704,502
0.125% 1/15/31	2,524,595	2,158,676
0.125% 7/15/31	2,594,592	2,202,743
0.125% 1/15/32	2,260,535	1,893,684
0.250% 7/15/29	2,031,483	1,809,706
0.375% 1/15/27	1,898,115	1,765,488
0.375% 7/15/27	2,999,016	2,780,855
0.500% 1/15/28	371,763	342,621
0.625% 7/15/32	2,419,715	2,108,153
0.750% 7/15/28 (d)	1,485,631	1,382,333
1.125% 1/15/33	3,232,436	2,918,915
1.375% 7/15/33	3,774,263	3,489,497

	Principal Amount	Value
U.S. Treasury Notes
4.125% 7/31/28	$8,000,000	$7,826,498
		57,219,765

TOTAL U.S. TREASURY OBLIGATIONS (Cost $63,794,233)		57,219,765

TOTAL BONDS & NOTES (Cost $233,287,231)		221,876,207

TOTAL LONG-TERM INVESTMENTS (Cost $233,287,231)		221,876,207

SHORT-TERM INVESTMENTS — 13.8%
Commercial Paper — 10.5%
AT&T, Inc.
5.998% 11/21/23	2,000,000	1,983,850
6.119% 3/19/24	3,000,000	2,917,497
Avery Dennison Corp.
5.795% 10/24/23	2,000,000	1,992,411
Bayer Corp.
6.361% 8/15/24 (a)	2,000,000	1,893,660
6.388% 7/24/24 (a)	3,000,000	2,851,123
CRH America Finance, Inc.
5.821% 10/05/23	3,000,000	2,997,286
L3harris Technologies, Inc.
6.407% 8/27/24 (a)	3,000,000	2,836,636
Tampa Electric Co.
5.759% 11/01/23 (a)	5,000,000	4,974,232
TELUS Corp.
5.822% 10/26/23 (a)	5,000,000	4,979,247
		27,425,942
Discount Notes — 1.9%
Federal Home Loan Bank, 5.275%, due 10/02/23	5,000,000	4,997,821

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (f)	$3,685,965	$3,685,965

TOTAL SHORT-TERM INVESTMENTS (Cost $36,120,617)		36,109,728

TOTAL INVESTMENTS — 99.0% (Cost $269,407,848) (g)		257,985,935

Other Assets/(Liabilities) — 1.0%		2,597,647

NET ASSETS — 100.0%		$260,583,582

Abbreviation Legend

FRN	Floating Rate Note
LIBOR	London Inter-Bank Offered Rate
REMIC	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $162,050,691 or 62.19% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(c)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(d)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $1,289,998 or 0.50% of net assets.

(f)

Maturity value of $3,686,457. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $3,759,726.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Short
U.S. Treasury Long Bond	12/19/23	2	$(243,119)	$15,556
U.S. Treasury Ultra 10 Year	12/19/23	14	(1,615,299)	53,424
U.S. Treasury Note 2 Year	12/29/23	289	(58,846,729)	263,268
U.S. Treasury Note 5 Year	12/29/23	48	(5,106,103)	48,853
				$381,101

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 4.661%	Annually	5/08/25	USD	19,600,000	$(156,829)	$—	$(156,829)
12-Month USD SOFR	Annually	Fixed 3.725%	Annually	7/14/25	USD	19,200,000	(441,550)	—	(441,550)
12-Month USD SOFR	Annually	Fixed 3.512%	Annually	8/09/25	USD	38,000,000	(1,023,971)	—	(1,023,971)
12-Month USD SOFR	Annually	Fixed 4.860%	Annually	8/18/25	USD	14,000,000	(43,981)	—	(43,981)
Fixed 2.482%	Maturity	U.S. Consumer Price Index	Maturity	9/07/25	USD	11,000,000	7,718	—	7,718
12-Month USD SOFR	Annually	Fixed 5.040%	Annually	9/25/25	USD	14,000,000	15,119	—	15,119
12-Month USD SOFR	Annually	Fixed 4.525%	Annually	10/30/25	USD	38,900,000	(284,978)	—	(284,978)
Fixed 2.490%	Maturity	U.S. Consumer Price Index	Maturity	7/31/26	USD	6,000,000	11,051	—	11,051
Fixed 2.482%	Maturity	U.S. Consumer Price Index	Maturity	9/07/26	USD	3,000,000	1,898	—	1,898
Fixed 3.905%	Annually	12-Month USD SOFR	Annually	5/08/33	USD	4,500,000	130,432	—	130,432
Fixed 3.067%	Annually	12-Month USD SOFR	Annually	7/14/33	USD	4,300,000	411,289	—	411,289
Fixed 3.121%	Annually	12-Month USD SOFR	Annually	8/09/33	USD	8,500,000	781,232	—	781,232
Fixed 3.541%	Annually	12-Month USD SOFR	Annually	10/30/33	USD	8,800,000	508,761	—	508,761
							$(83,809)	$—	$(83,809)

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
Fed Funds + 19.5 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Barclays PLC*	11/30/23	61,723,995	$(1,806,677)	$—	$(1,806,677)
Fed Funds + 15.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	2/28/24	66,460,295	(1,225,809)	—	(1,225,809)
Fed Funds + 9.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	10/31/23	48,082,797	(1,965,744)	—	(1,965,744)
Fed Funds + 12.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	2/28/24	13,205,774	(243,570)	—	(243,570)
							$(5,241,800)	$—	$(5,241,800)

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 100.0%
CORPORATE DEBT — 38.6%
Aerospace & Defense — 0.1%
Boeing Co.
5.930% 5/01/60	$710,000	$637,522
Agriculture — 0.8%
BAT Capital Corp.
3.462% 9/06/29	1,125,000	963,439
4.758% 9/06/49	805,000	566,135
Imperial Brands Finance PLC
3.875% 7/26/29 (a)	1,627,000	1,432,409
Reynolds American, Inc.
5.850% 8/15/45	1,025,000	849,038
Viterra Finance BV
3.200% 4/21/31 (a)	1,540,000	1,239,891
		5,050,912
Airlines — 0.2%
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 10/01/29	1,013,224	919,006
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	292,888	276,071
		1,195,077
Auto Manufacturers — 0.3%
General Motors Co.
5.150% 4/01/38	785,000	655,621
General Motors Financial Co., Inc.
3.100% 1/12/32	1,815,000	1,404,233
		2,059,854
Auto Parts & Equipment — 0.1%
Lear Corp.
3.550% 1/15/52	1,222,000	744,938
Banks — 9.4%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	2,100,000	2,034,190
AIB Group PLC Secured Overnight Financing Rate + 2.330%
6.608% VRN 9/13/29 (a)	928,000	924,141
Bank Hapoalim BM 5 yr. CMT + 2.155%
3.255% VRN 1/21/32 (a)	2,800,000	2,386,966
Bank of America Corp.
5 yr. CMT + 1.200% 2.482% VRN 9/21/36	1,930,000	1,404,418
3 mo. USD Term SOFR + 1.302% 3.419% VRN 12/20/28	1,625,000	1,457,704

	Principal Amount	Value
5 yr. CMT + 2.000% 3.846% VRN 3/08/37	$2,225,000	$1,809,713
6.110% 1/29/37	1,275,000	1,257,326
7.750% 5/14/38	1,055,000	1,180,779
Bank of Montreal 5 yr. CMT + 2.979%
4.800% VRN (b)	1,550,000	1,387,416
Bank of Nova Scotia 3 mo. USD Term SOFR + 2.910%
8.209% VRN (b)	3,550,000	3,116,374
Barclays PLC
5 yr. CMT + 5.867% 6.125% VRN (b)	775,000	701,722
5 yr. CMT + 5.431% 8.000% VRN (b)	1,368,000	1,227,700
BNP Paribas SA 5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 4.149%
6.625% VRN (a) (b)	1,860,000	1,834,117
BPCE SA Secured Overnight Financing Rate + 1.730%
3.116% VRN 10/19/32 (a)	2,080,000	1,549,290
Citigroup, Inc. 3 mo. USD Term SOFR + 4.330%
9.699% VRN (b)	865,000	863,349
Credit Agricole SA Secured Overnight Financing Rate + 1.860%
6.316% VRN 10/03/29 (a) (c)	1,097,000	1,097,127
Discover Bank 5 yr. USD Secured Overnight Financing Rate ICE Swap Rate+ 1.730%
5.974% VRN 8/09/28	3,128,000	2,862,217
Goldman Sachs Group, Inc.
Secured Overnight Financing Rate + 1.410% 3.102% VRN 2/24/33	1,550,000	1,239,546
6.750% 10/01/37	1,565,000	1,584,793
HSBC Holdings PLC
Secured Overnight Financing Rate + 1.285% 2.206% VRN 8/17/29	1,355,000	1,116,834
Secured Overnight Financing Rate + 1.970% 6.161% VRN 3/09/29	1,845,000	1,826,444
Huntington Bancshares, Inc.
5 yr. CMT + 1.170% 2.487% VRN 8/15/36	257,000	180,983
2.625% 8/06/24	1,075,000	1,039,090
ING Groep NV 5 yr. USD ICE Swap + 4.204%
6.750% VRN (a) (b)	1,325,000	1,298,500

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase & Co.
3 mo. USD Term SOFR + 2.515% 2.956% VRN 5/13/31	$1,350,000	$1,109,193
5.600% 7/15/41	1,225,000	1,165,607
Lloyds Banking Group PLC
5 yr. USD Swap + 4.760% 7.500% VRN (b)	2,325,000	2,268,330
1 yr. CMT + 3.750% 7.953% VRN 11/15/33	1,075,000	1,111,903
Macquarie Bank Ltd. 5 yr. CMT + 1.700%
3.052% VRN 3/03/36 (a)	2,550,000	1,901,604
Mizrahi Tefahot Bank Ltd. 5 yr. CMT + 2.250%
3.077% VRN 4/07/31 (a)	3,585,000	3,133,720
Morgan Stanley
Secured Overnight Financing Rate + 1.360% 2.484% VRN 9/16/36	1,410,000	1,024,206
Secured Overnight Financing Rate + 2.620% 5.297% VRN 4/20/37	2,660,000	2,370,102
National Australia Bank Ltd. 5 yr. CMT + 1.700%
3.347% VRN 1/12/37 (a)	3,060,000	2,330,187
NatWest Group PLC 5 yr. CMT + 2.100%
3.754% VRN 11/01/29	725,000	690,303
Societe Generale SA 5 yr. USD ICE Swap + 5.873%
8.000% VRN (a) (b)	1,450,000	1,415,842
SVB Financial Group
4.250% (b)	301,000	10,783
Swedbank AB 5 yr. CMT + 4.134%
5.625% VRN (a) (b)	1,200,000	1,148,832
Synovus Bank
5.625% 2/15/28	1,531,000	1,387,196
Toronto-Dominion Bank 5 yr. CMT + 4.075%
8.125% VRN 10/31/82	1,642,000	1,633,550
U.S. Bancorp Secured Overnight Financing Rate + 2.260%
5.836% VRN 6/12/34	1,096,000	1,033,692
UBS Group AG
Secured Overnight Financing Rate Index + 0.980% 1.305% VRN 2/02/27 (a)	2,600,000	2,305,701
1 yr. CMT + 1.800% 6.246% VRN 9/22/29 (a)	819,000	810,408

	Principal Amount	Value
Secured Overnight Financing Rate + 3.340% 6.373% VRN 7/15/26 (a)	$888,000	$884,653
		63,116,551
Beverages — 0.3%
Bacardi Ltd./Bacardi-Martini BV
5.900% 6/15/43	437,000	403,850
Molson Coors Beverage Co.
4.200% 7/15/46	1,479,000	1,112,285
5.000% 5/01/42	350,000	301,891
		1,818,026
Biotechnology — 0.1%
Amgen, Inc.
5.600% 3/02/43	972,000	903,652
Chemicals — 0.6%
Celanese US Holdings LLC
6.165% 7/15/27	975,000	961,418
6.700% 11/15/33	655,000	637,586
International Flavors & Fragrances, Inc.
1.832% 10/15/27 (a)	1,300,000	1,079,747
LYB International Finance III LLC
4.200% 5/01/50	1,475,000	1,038,272
		3,717,023
Coal — 0.1%
Teck Resources Ltd.
6.000% 8/15/40	1,022,000	913,801
Computers — 0.1%
Dell International LLC/EMC Corp.
8.100% 7/15/36	450,000	503,412
Diversified Financial Services — 3.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300% 1/30/32	3,360,000	2,670,904
Antares Holdings LP
2.750% 1/15/27 (a)	985,000	834,095
3.950% 7/15/26 (a)	2,725,000	2,452,777
8.500% 5/18/25 (a)	1,185,000	1,193,479
Ares Finance Co. III LLC 5 yr. CMT + 3.237%
4.125% VRN 6/30/51 (a)	1,875,000	1,424,901
Ares Finance Co. LLC
4.000% 10/08/24 (a)	2,380,000	2,301,165
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (a)	2,970,000	2,507,130
3.250% 2/15/27 (a)	1,945,000	1,732,379
4.250% 4/15/26 (a)	3,296,000	3,097,897

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Blue Owl Finance LLC
3.125% 6/10/31 (a)	$1,930,000	$1,443,604
4.125% 10/07/51 (a)	1,875,000	1,093,366
Charles Schwab Corp. Secured Overnight Financing Rate + 2.500%
5.853% VRN 5/19/34	989,000	940,434
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,919,474	1,828,299
		23,520,430
Electric — 1.3%
Cleveland Electric Illuminating Co.
5.950% 12/15/36	589,000	556,574
CMS Energy Corp.
4.700% 3/31/43	655,000	531,657
4.875% 3/01/44	700,000	596,015
Entergy Texas, Inc.
5.800% 9/01/53	1,217,000	1,163,920
NextEra Energy Capital Holdings, Inc. 5 yr. CMT + 2.547%
3.800% VRN 3/15/82	1,275,000	1,079,291
Pacific Gas & Electric Co.
2.500% 2/01/31	1,035,000	787,407
3.750% 7/01/28	1,650,000	1,464,357
PG&E Wildfire Recovery Funding LLC
4.674% 12/01/53	1,200,000	1,004,684
Sempra
6.000% 10/15/39	171,000	162,430
Vistra Operations Co. LLC
5.125% 5/13/25 (a)	1,550,000	1,510,355
		8,856,690
Entertainment — 0.1%
Warnermedia Holdings, Inc.
4.279% 3/15/32	1,080,000	916,724
Food — 0.7%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.625% 1/15/32	3,500,000	2,786,737
Smithfield Foods, Inc.
2.625% 9/13/31 (a)	1,555,000	1,114,948
3.000% 10/15/30 (a)	1,208,000	923,406
		4,825,091
Gas — 0.4%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	1,500,000	1,482,319
NiSource, Inc.
4.800% 2/15/44	1,350,000	1,111,777
		2,594,096

	Principal Amount	Value
Hand & Machine Tools — 0.3%
Regal Rexnord Corp.
6.050% 4/15/28 (a)	$1,880,000	$1,828,613
Health Care – Services — 0.2%
HCA, Inc.
5.900% 6/01/53	1,515,000	1,364,298
Insurance — 5.7%
Allianz SE 5 yr. CMT + 2.973%
3.500% VRN (a) (b)	4,400,000	3,622,459
Allstate Corp. 3 mo. USD Term SOFR + 3.200%
8.564% VRN 8/15/53	3,220,000	3,177,459
Ascot Group Ltd.
4.250% 12/15/30 (a)	2,215,000	1,634,649
Athene Global Funding
2.673% 6/07/31 (a)	3,080,000	2,324,803
AXIS Specialty Finance LLC 5 yr. CMT + 3.186%
4.900% VRN 1/15/40	1,670,000	1,341,505
Brighthouse Financial, Inc.
4.700% 6/22/47	1,425,000	989,702
Corebridge Financial, Inc. 5 yr. CMT + 3.846%
6.875% VRN 12/15/52	3,169,000	3,035,870
Enstar Finance LLC
HYB, VRN, 5 yr. CMT + 4.006% 5.500% VRN 1/15/42	900,000	716,444
5 yr. CMT + 5.468% 5.750% VRN 9/01/40 (d)	2,700,000	2,342,737
Enstar Group Ltd.
3.100% 9/01/31	1,546,000	1,163,465
Global Atlantic Fin Co.
3.125% 6/15/31 (a)	4,161,000	2,965,777
5 yr. CMT + 3.796% 4.700% VRN 10/15/51 (a)	3,580,000	2,589,486
Hanwha Life Insurance Co. Ltd. 5 yr. CMT + 1.850%
3.379% VRN 2/04/32 (a)	2,585,000	2,294,874
Hill City Funding Trust
4.046% 8/15/41 (a)	5,080,000	3,303,551
Liberty Mutual Group, Inc. 5 yr. CMT + 3.315%
4.125% VRN 12/15/51 (a)	1,225,000	1,007,115
MetLife Capital Trust IV
7.875% 12/15/67 (a)	925,000	956,845
Sammons Financial Group, Inc.
3.350% 4/16/31 (a)	4,980,000	3,761,039
4.450% 5/12/27 (a)	80,000	73,230
4.750% 4/08/32 (a)	90,000	72,547

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
USF&G Capital I
8.500% 12/15/45 (a)	$1,015,000	$1,067,416
		38,440,973
Investment Companies — 1.5%
Ares Capital Corp.
2.150% 7/15/26	2,275,000	1,995,990
7.000% 1/15/27	468,000	467,994
BlackRock TCP Capital Corp.
3.900% 8/23/24	1,137,000	1,104,253
Blackstone Private Credit Fund
1.750% 9/15/24	370,000	353,077
2.625% 12/15/26	3,660,000	3,150,323
Blue Owl Credit Income Corp.
4.700% 2/08/27	2,025,000	1,842,690
Golub Capital BDC, Inc.
2.500% 8/24/26	1,165,000	1,021,011
		9,935,338
Media — 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125% 5/01/27 (a)	2,025,000	1,886,725
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	750,000	448,409
6.484% 10/23/45	1,905,000	1,663,338
Discovery Communications LLC
4.000% 9/15/55	1,186,000	711,567
4.650% 5/15/50	705,000	498,035
Paramount Global
5.850% 9/01/43	875,000	680,491
Time Warner Cable LLC
6.750% 6/15/39	655,000	599,565
		6,488,130
Oil & Gas — 1.9%
BP Capital Markets PLC 5 yr. CMT + 4.398%
4.875% VRN (b)	1,540,000	1,375,872
EQT Corp.
3.900% 10/01/27	720,000	665,981
7.000% STEP 2/01/30	1,965,000	2,021,476
Helmerich & Payne, Inc.
2.900% 9/29/31	1,725,000	1,364,279
Ovintiv, Inc.
6.500% 8/15/34	1,110,000	1,093,206
6.500% 2/01/38	530,000	506,179
7.100% 7/15/53	1,064,000	1,054,735
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (d)	2,415,000	2,168,863

	Principal Amount	Value
5.150% 11/15/29 (d)	$1,350,000	$1,230,630
Petroleos Mexicanos
5.350% 2/12/28	925,000	752,565
6.375% 1/23/45	640,000	373,632
6.500% 3/13/27	295,000	260,110
6.625% 6/15/38	202,000	129,104
		12,996,632
Oil & Gas Services — 0.2%
NOV, Inc.
3.950% 12/01/42	1,778,000	1,244,785
Pharmaceuticals — 1.1%
AbbVie, Inc.
4.700% 5/14/45	815,000	694,275
Cigna Group
4.800% 7/15/46	1,105,000	917,588
CVS Health Corp.
5.050% 3/25/48	370,000	307,413
6.125% 9/15/39	895,000	867,852
CVS Pass-Through Trust
5.926% 1/10/34 (a)	1,506,950	1,438,904
Utah Acquisition Sub, Inc.
3.950% 6/15/26	1,550,000	1,451,955
5.250% 6/15/46	2,300,000	1,698,443
		7,376,430
Pipelines — 1.8%
Energy Transfer LP
6.125% 12/15/45	1,235,000	1,098,534
3 mo. USD LIBOR + 4.028% 9.654% VRN (b)	2,635,000	2,463,144
EnLink Midstream Partners LP
4.850% 7/15/26	996,000	937,692
5.450% 6/01/47	1,150,000	898,528
Enterprise Products Operating LLC 3 mo. USD Term SOFR + 3.295%
5.250% VRN 8/16/77	2,550,000	2,243,958
Plains All American Pipeline LP 3 mo. USD Term SOFR + 4.372%
9.736% VRN (b)	2,590,000	2,444,067
Plains All American Pipeline LP/PAA Finance Corp.
4.700% 6/15/44	1,525,000	1,126,226
6.650% 1/15/37	475,000	465,170
Western Midstream Operating LP
6.350% 1/15/29	267,000	267,551
		11,944,870
Private Equity — 0.4%
Apollo Management Holdings LP 5 yr. CMT + 3.266%
4.950% VRN 1/14/50 (a)	1,970,000	1,775,199

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	$920,000	$573,896
KKR Group Finance Co. X LLC
3.250% 12/15/51 (a)	1,135,000	664,591
		3,013,686
Real Estate Investment Trusts (REITS) — 3.2%
Broadstone Net Lease LLC
2.600% 9/15/31	2,111,000	1,477,038
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	2,675,000	2,071,105
GLP Capital LP/GLP Financing II, Inc.
5.750% 6/01/28	1,150,000	1,102,621
Kimco Realty OP LLC
4.125% 12/01/46	855,000	591,821
4.450% 9/01/47	1,055,000	779,612
Omega Healthcare Investors, Inc.
3.375% 2/01/31	1,800,000	1,407,226
Piedmont Operating Partnership LP
2.750% 4/01/32	1,155,000	752,615
Rexford Industrial Realty LP
2.125% 12/01/30	1,175,000	890,434
Service Properties Trust
4.950% 10/01/29	1,445,000	1,092,576
Spirit Realty LP
2.700% 2/15/32	715,000	542,448
3.200% 1/15/27	425,000	385,017
3.400% 1/15/30	490,000	410,218
4.000% 7/15/29	2,405,000	2,127,528
STORE Capital Corp.
4.500% 3/15/28	1,050,000	923,648
4.625% 3/15/29	2,950,000	2,523,293
VICI Properties LP/VICI Note Co., Inc.
3.750% 2/15/27 (a)	950,000	862,043
WEA Finance LLC
2.875% 1/15/27 (a)	2,150,000	1,846,841
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (a)	1,575,000	1,514,888
		21,300,972
Retail — 0.1%
Advance Auto Parts, Inc.
5.950% 3/09/28	1,014,000	958,355
Software — 0.4%
Electronic Arts, Inc.
2.950% 2/15/51	1,150,000	694,946
Microsoft Corp.
2.921% 3/17/52	1,560,000	1,023,218

	Principal Amount	Value
Oracle Corp.
6.900% 11/09/52	$691,000	$711,819
		2,429,983
Telecommunications — 1.8%
AT&T, Inc.
3.550% 9/15/55	4,675,000	2,861,838
British Telecommunications PLC
9.625% STEP 12/15/30	2,495,000	2,938,700
Crown Castle Towers LLC
4.241% 7/15/48 (a)	1,750,000	1,604,752
Sprint Capital Corp.
8.750% 3/15/32	2,325,000	2,689,667
T-Mobile USA, Inc.
6.000% 6/15/54	1,007,000	959,895
Vodafone Group PLC
4.250% 9/17/50	1,175,000	851,886
		11,906,738
Toys, Games & Hobbies — 0.2%
Mattel, Inc.
5.875% 12/15/27 (a)	1,180,000	1,147,052
Venture Capital — 0.7%
Hercules Capital, Inc.
2.625% 9/16/26	3,662,000	3,180,557
3.375% 1/20/27	1,415,000	1,237,200
		4,417,757

TOTAL CORPORATE DEBT (Cost $299,613,845)		258,168,411

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.6%
Commercial Mortgage-Backed Securities — 9.2%
Bank, Series 2020-BN30, Class MCDF,
3.016% VRN 12/15/53 (e)	3,165,000	1,649,002
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (a) (e)	2,200,000	1,758,980
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (a) (e)	1,590,000	1,195,451
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (a) (e)	1,220,000	821,064
Benchmark Mortgage Trust
Series 2021-B23, Class 360A, 2.852% VRN 2/15/54 (a) (e)	3,150,000	2,129,742
Series 2021-B23, Class 360B, 2.852% VRN 2/15/54 (a) (e)	4,800,000	2,927,175
Series 2021-B25, Class 300C, 3.094% VRN 4/15/54 (a) (e)	3,100,000	1,994,687

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BGME Trust
Series 2021-VR, Class C, 3.094% VRN 1/10/43 (a) (e)	$16,248,000	$12,264,106
Series 2021-VR, Class D, 3.094% VRN 1/10/43 (a) (e)	3,790,000	2,718,954
BMO Mortgage Trust, Series 2023-C4, Class A5,
5.117% VRN 2/15/56 (e)	1,300,000	1,228,005
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, 1 mo. USD Term SOFR + 2.114%
7.447% FRN 9/15/36 (a)	5,343,000	5,095,858
BX Trust, Series 2023-LIFE, Class C
5.884% 2/15/28 (a)	1,500,000	1,393,476
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C
3.502% 8/10/56	1,259,000	914,597
COLEM Mortgage Trust, Series 2022-HLNE,
2.543% VRN 4/12/42 (a) (e)	1,900,000	1,446,133
COMM Mortgage Trust
Series 2015-CR23, Class B, 4.183% VRN 5/10/48 (e)	1,200,000	1,085,983
Series 2015-CR23, Class C, 4.443% VRN 5/10/48 (e)	1,050,000	905,654
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 1 mo. USD Term SOFR + 2.197%
7.530% FRN 5/15/36 (a)	748,139	739,722
DROP Mortgage Trust
Series 2021-FILE, Class C, 1 mo. USD Term SOFR + 2.364% 7.697% FRN 10/15/43 (a)	3,365,000	2,725,354
Series 2021-FILE, Class D, 1 mo. USD Term SOFR + 2.864% 8.197% FRN 10/15/43 (a)	1,162,000	872,916
GS Mortgage Securities Trust, Series 2019-GC39, Class C,
4.005% VRN 5/10/52 (e)	1,357,000	1,055,550
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD Term SOFR + 1.864%
7.197% FRN 8/15/38 (a)	3,077,756	2,844,459
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD Term SOFR + 1.996%
7.328% FRN 5/15/36 (a)	1,730,000	1,704,137
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD Term SOFR + 1.864%
7.197% FRN 3/15/38 (a)	2,505,591	2,411,622

	Principal Amount	Value
MFT Mortgage Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	$1,185,000	$804,491
Series 2020-ABC, Class B, 3.593% VRN 2/10/42 (a) (e)	1,278,000	789,502
Ready Capital Mortgage Financing LLC, 1 mo. USD Term SOFR + 3.198%
8.518% FRN 5/25/38	2,000,000	1,997,773
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD Term SOFR + 2.214%
7.548% FRN 7/15/39 (a)	4,879,000	3,123,620
Wells Fargo Commercial Mortgage Trust
Series 2018-C45, Class B, 4.556% 6/16/51	390,000	336,490
Series 2021-FCMT, Class B, 1 mo. USD Term SOFR + 1.964% 7.298% FRN 5/15/31 (a)	3,000,000	2,809,810
		61,744,313
Other Asset-Backed Securities — 14.7%
522 Funding CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD Term SOFR + 2.312%
7.638% FRN 10/20/31 (a)	1,250,000	1,231,236
AASET Trust
Series 2020-1A, Class A, 3.351% 1/16/40 (a)	898,703	781,871
Series 2021-2A, Class B, 3.538% 1/15/47 (a)	981,964	785,640
Anchorage Capital CLO 9 Ltd, Series 2016-9A, Class CR2, 3 mo. USD Term SOFR + 2.512%
7.820% FRN 7/15/32 (a)	830,000	814,311
Apidos CLO XLIV Ltd., Series 2023-44A, Class B, 3 mo. USD Term SOFR + 2.550%
7.607% FRN 4/26/35 (a)	1,750,000	1,757,920
Apidos CLO XXV Ltd., Series 2016-25A, Class A2R, 3 mo. USD Term SOFR + 1.962%
7.288% FRN 10/20/31 (a)	2,610,000	2,570,012
Bain Capital Credit CLO Ltd., Series 2022-1A, Class A1, 3 mo. USD Term SOFR + 1.320%
6.630% FRN 4/18/35 (a)	1,000,000	985,978
Ballyrock CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD Term SOFR + 3.412%
8.791% FRN 11/20/30 (a)	800,000	790,000

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	$161,916	$156,611
Business Jet Securities LLC, Series 2021-1A, Class C
5.067% 4/15/36 (a)	676,255	629,461
Canyon Capital CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD Term SOFR + 2.412%
7.720% FRN 10/15/34 (a)	800,000	775,433
CARS-DB4 LP
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	554,212	490,047
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	487,351	398,357
Castlelake Aircraft Structured Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	613,679	545,754
CBAM Ltd., Series 2018-6A, Class B1R, 3 mo. USD Term SOFR + 2.362%
7.670% FRN 1/15/31 (a)	1,200,000	1,198,372
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD Term SOFR + 1.242%
6.568% FRN 4/20/31 (a)	1,000,000	997,519
CIFC Funding Ltd., Series 2021-1A, Class A1, 3 mo. USD Term SOFR + 1.372%
6.723% FRN 4/25/33 (a)	2,000,000	1,995,260
Eaton Vance CLO Ltd.
Series 2018-1A, Class B, 3 mo. USD Term SOFR + 2.012% 7.320% FRN 10/15/30 (a)	1,700,000	1,675,086
Series 2020-1A, Class CR, 3 mo. USD Term SOFR + 2.312% 7.620% FRN 10/15/34 (a)	400,000	388,532
Elmwood CLO 19 Ltd., Series 2022-6A, Class A, 3 mo. USD Term SOFR + 2.200%
7.508% FRN 10/17/34 (a)	2,000,000	1,999,966
Elmwood CLO III Ltd., Series 2019-3A, Class BR, 3 mo. USD Term SOFR + 1.912%
7.238% FRN 10/20/34 (a)	1,300,000	1,284,361
Flexential Issuer
Series 2021-1A, Class B, 3.720% 11/27/51 (a)	4,000,000	3,418,512
Series 2021-1A, Class C, 6.930% 11/27/51 (a)	4,000,000	3,427,546

	Principal Amount	Value
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class CR, 3 mo. USD Term SOFR + 2.312%
7.638% FRN 10/20/32 (a)	$800,000	$790,759
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	2,159,479	1,820,007
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	839,749	747,947
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	411,105	367,973
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	850,354	761,881
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (e)	1,073,362	972,346
Hero Funding Trust
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	355,617	309,480
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	658,791	596,954
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	337,641	290,537
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	376,213	314,859
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	113,300	95,428
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	91,085	78,909
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	953,131	816,155
Horizon Aircraft Finance II Ltd., Series 2019-1, Class A
3.721% 7/15/39 (a)	1,212,290	1,042,596
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (a)	3,288,473	2,585,713
HPS Loan Management Ltd., Series 2023-18A, Class B, 3 mo. USD Term SOFR + 2.950%
8.212% FRN 7/20/36 (a)	1,000,000	1,003,815
KREF Ltd.
Series 2021-FL2, Class B, 1 mo. USD Term SOFR + 1.764% 7.097% FRN 2/15/39 (a)	3,500,000	3,302,481
Series 2021-FL2, Class C, 1 mo. USD Term SOFR + 2.114% 7.447% FRN 2/15/39 (a)	5,800,000	5,307,242
Series 2021-FL2, Class D, 1 mo. USD Term SOFR + 2.314% 7.647% FRN 2/15/39 (a)	3,200,000	2,826,913

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	$1,601,038	$1,348,961
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	1,198,373	1,009,294
Madison Park Funding XXIX Ltd., Series 2018-29A, Class C, 3 mo. USD Term SOFR + 2.462%
7.772% FRN 10/18/30 (a)	680,000	673,946
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 3 mo. USD Term SOFR + 1.862%
7.170% FRN 7/15/30 (a)	2,090,000	2,080,442
Mariner Finance Issuance Trust
Series 2021-AA, Class B, 2.330% 3/20/36 (a)	1,771,000	1,540,550
Series 2021-AA, Class C, 2.960% 3/20/36 (a)	835,000	691,825
Mosaic Solar Loan Trust, Series 2018-1A, Class A
4.010% 6/22/43 (a)	140,526	124,769
Mosaic Solar Loans LLC
Series 2017-2A, Class A, 3.820% 6/22/43 (a)	310,801	279,943
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	133,854	125,305
Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2015-45A, Class B, 3 mo. USD Term SOFR + 1.912%
7.223% FRN 10/14/35 (a)	1,350,000	1,329,175
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class C, 3 mo. USD Term SOFR + 2.462%
7.788% FRN 10/20/30 (a)	1,180,000	1,163,690
Parallel Ltd., Series 2021-2A, Class A2, 3 mo. USD Term SOFR + 2.112%
7.438% FRN 10/20/34 (a)	550,000	543,672
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	1,398,492	1,216,255
Rad CLO 12 Ltd., Series 2021-12A, Class A, 3 mo. USD Term SOFR + 1.432%
6.801% FRN 10/30/34 (a)	2,000,000	1,983,712
Rad CLO 15 Ltd., Series 2021-15A, Class C, 3 mo. USD Term SOFR + 2.312%
7.638% FRN 1/20/34 (a)	1,000,000	987,258

	Principal Amount	Value
Regatta XIV Funding Ltd., Series 2018-3A, Class B, 3 mo. USD Term SOFR + 2.112%
7.463% FRN 10/25/31 (a)	$1,030,000	$1,020,082
RR 19 Ltd., Series 2021-19A, Class A1, 3 mo. USD Term SOFR + 1.402%
6.710% FRN 10/15/35 (a)	1,000,000	993,289
RR 7 Ltd., Series 2019-7A, Class A2B, 3 mo. USD Term SOFR + 1.850%
7.158% FRN 1/15/37 (a)	750,000	734,575
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class D, 3.170% 11/20/37 (a)	567,539	517,463
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	244,676	241,153
Silver Point CLO 2 Ltd., Series 2023-2A, Class A1, 3 mo. USD Term SOFR + 2.250%
7.332% FRN 4/20/35 (a)	2,000,000	2,017,612
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD Term SOFR + 2.562%
7.941% FRN 8/18/31 (a)	1,660,000	1,645,437
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD Term SOFR + 1.314%
6.634% FRN 11/25/35 (a)	389,893	380,342
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	72,319	69,817
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	551,780	501,434
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,596,652	1,326,976
Symphony CLO 39 Ltd, Series 2023-39A, Class B, 3 mo. USD Term SOFR + 2.300%
1.000% FRN 4/25/34 (a) (c)	1,500,000	1,500,000
Symphony CLO Ltd., Series 2023-30A, Class B, 3 mo. USD Term SOFR + 2.650%
7.718% FRN 4/20/35 (a)	1,875,000	1,881,412
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD Term SOFR + 1.962%
7.288% FRN 1/20/31 (a)	2,440,000	2,403,393

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Thrust Engine Leasing DAC
Series 2021-1A, Class A, 4.163% 7/15/40 (a)	$3,322,424	$2,850,507
Series 2021-1A, Class B, 6.121% 7/15/40 (a)	1,508,470	1,151,762
Series 2021-1A, Class C, 7.386% 7/15/40 (a)	874,070	649,539
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, 3 mo. USD Term SOFR + 1.912%
7.238% FRN 10/20/32 (a)	1,100,000	1,090,042
TICP CLO XV Ltd., Series 2020-15A, Class A, 3 mo. USD Term SOFR + 1.542%
6.868% FRN 4/20/33 (a)	4,200,000	4,186,514
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	1,747,817	1,582,713
Voya CLO Ltd.
Series 2021-3A, Class B, 3 mo. USD Term SOFR + 1.862% 7.188% FRN 1/20/35 (a)	500,000	490,065
Series 2015-3A, Class A3R, 3 mo. USD Term SOFR + 1.962% 7.288% FRN 10/20/31 (a)	1,500,000	1,465,092
WAVE Trust
Series 2017-1A, Class A, 3.844% 11/15/42 (a)	278,799	224,118
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	2,168,046	242,995
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	923,113	777,759
		98,172,668
Student Loans Asset-Backed Securities — 3.1%
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,420,611	1,278,299
Series 2019-A, Class C, 4.460% 12/28/48 (a)	949,617	855,157
Education Loan Asset-Backed Trust I
Series 2003-1, Class A2, 0.000%FRN 2/01/43 (a) (e)	1,300,000	1,202,949
Series 2003-2, Class 2A1, 0.000%FRN 8/01/43 (a) (e)	1,950,000	1,816,466
Series 2013-1, Class B1, 1 mo. USD LIBOR + 1.000% 6.434% FRN 11/25/33 (a)	597,640	577,815
Higher Education Funding I
Series 2004-1, Class B2, 0.000%FRN 1/01/44 (a) (e)	600,000	516,265

	Principal Amount	Value
Series 2004-1, Class B1, 4.161% FRN 1/01/44 (a) (e)	$600,000	$516,232
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX
3.020% 8/25/42 (a)	538,731	490,399
Navient Student Loan Trust
Series 2018-EA, Class B, 4.440% 12/15/59 (a)	730,000	655,828
Series 2015-3, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 10/25/58	1,200,000	1,128,832
Nelnet Student Loan Trust
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,850,000	2,101,157
Series 2014-3A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 10/25/50 (a)	975,000	874,406
Series 2014-5A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 5/26/54 (a)	1,300,000	1,223,413
Series 2015-2A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 5/26/54 (a)	1,130,000	1,113,207
Series 2015-3A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 6/25/54 (a)	1,100,000	1,024,147
SLC Student Loan Trust, Series 2005-1, Class B, 90 day USD SOFR Average + .462%
5.591% FRN 2/15/45	921,062	834,768
SLM Student Loan Trust
Series 2006-5, Class B, 90 day USD SOFR Average + 0.472% 5.526% FRN 10/25/40	1,454,652	1,366,783
Series 2005-8, Class B, 90 day USD SOFR Average + 0.572% 5.626% FRN 1/25/55	1,009,254	931,685
SOFI Alternative Trust, Series 2019-C, Class PT,
5.496% VRN 1/25/45 (a) (e)	2,002,901	1,907,706
		20,415,514
Whole Loan Collateral Collateralized Mortgage Obligations — 2.6%
Banc of America Mortgage Trust, Series 2004-G, Class 2A7,
5.348% VRN 8/25/34 (e)	25,564	24,318
Credit Suisse Mortgage Trust, Series 2021-NQM3, Class M1,
2.317% VRN 4/25/66 (a) (e)	1,670,000	924,263
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (a) (e)	4,488,283	3,291,699

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A4,
2.500% VRN 6/25/51 (a) (e)	$2,709,008	$1,986,782
NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 1 mo. USD Term SOFR + 1.514%
6.834% FRN 5/25/55 (a)	2,894,667	2,876,328
NMLT Trust, Series 2021-INV1, Class M1,
2.711% VRN 5/25/56 (a) (e)	3,723,000	2,326,609
STAR Trust, Series 2021-1, Class M1,
2.363% VRN 5/25/65 (a) (e)	5,273,000	3,659,226
Starwood Mortgage Residential Trust, Series 2021-3, Class M1,
2.491% VRN 6/25/56 (a) (e)	1,840,000	1,155,417
Verus Securitization Trust, Series 2021-R3, Class M1,
2.411% VRN 4/25/64 (a) (e)	1,491,000	1,122,453
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-1, Class A1,
3.935% VRN 11/25/48 (a) (e)	36,620	33,410
		17,400,505

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $231,620,866)		197,733,000

SOVEREIGN DEBT OBLIGATION — 0.2%
Mexico Government International Bond
4.750% 3/08/44	1,778,000	1,361,682

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,789,280)		1,361,682

U.S. Government Agency Obligations and Instrumentalities (f) — 29.6%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. REMICS Series 2178, Class PB 7.000% 8/15/29	52,742	53,280
Pass-Through Securities — 29.6%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	4,291,069	3,298,845
Pool #RA4255 2.000% 1/01/51	8,843,615	6,815,286
Pool #RA5576 2.500% 7/01/51	7,246,900	5,815,586
Pool #SD0905 3.000% 3/01/52	3,509,766	2,916,049
Pool #RA2483 3.500% 6/01/50	4,956,142	4,310,777
Pool #Z40047 4.000% 10/01/41	67,007	62,171

	Principal Amount	Value
Pool #SD1523 4.000% 8/01/52	$4,957,842	$4,447,713
Pool #SD1603 4.000% 9/01/52	3,093,431	2,759,671
Federal National Mortgage Association
Pool #CB0414 2.500% 5/01/51	6,304,668	5,025,958
Pool #FM8596 2.500% 9/01/51	2,216,154	1,778,448
Pool #MA4548 2.500% 2/01/52	6,499,669	5,166,176
Pool #FS3035 2.500% 4/01/52	8,041,706	6,447,131
Pool #MA3029 3.000% 6/01/32	1,534,318	1,416,881
Pool #MA3090 3.000% 8/01/32	520,973	481,098
Pool #FS1075 3.000% 3/01/52	3,536,944	2,951,839
Pool #CB3304 3.000% 4/01/52	5,396,199	4,503,523
Pool #CB3305 3.000% 4/01/52	6,410,776	5,340,245
Pool #AS1304 3.500% 12/01/28	397,361	382,402
Pool #MA1356 3.500% 2/01/43	3,302,180	2,946,246
Pool #CA6096 3.500% 6/01/50	6,631,995	5,739,393
Pool #FM4017 3.500% 8/01/50	373,987	325,288
Pool #CB3842 3.500% 6/01/52	10,187,367	8,817,840
Pool #CA1909 4.500% 6/01/48	2,079,523	1,942,174
Pool #CB3866 4.500% 6/01/52	5,653,695	5,225,066
Pool #CB4129 4.500% 7/01/52	4,907,749	4,512,668
Pool #AD6437 5.000% 6/01/40	193,884	190,995
Pool #AD6996 5.000% 7/01/40	1,239,444	1,220,736
Pool #AL8173 5.000% 2/01/44	417,654	410,383
Pool #775539 RFUCC1 yr. Treasury + 1.641% 5.391% FRN 5/01/34	39,306	39,599
Government National Mortgage Association
Pool #781038 6.500% 5/15/29	16,429	16,538
Pool #781468 6.500% 7/15/32	1,344	1,365
Pool #781496 6.500% 9/15/32	6,104	6,179
Pool #380866 7.000% 3/15/24	12	12
Pool #781124 7.000% 12/15/29	2,268	2,298
Pool #781319 7.000% 7/15/31	46,026	46,878
Pool #581417 7.000% 7/15/32	7,509	7,594
Pool #565982 7.000% 7/15/32	10,517	10,788
Pool #441009 8.000% 11/15/26	323	328
Pool #522777 8.000% 12/15/29	2,814	2,880
Pool #523043 8.000% 3/15/30	98	101
Pool #529134 8.000% 3/15/30	1,092	1,131
Pool #477036 8.000% 4/15/30	114	118
Pool #503157 8.000% 4/15/30	9,313	9,643
Pool #528714 8.000% 4/15/30	867	899
Pool #544640 8.000% 11/15/30	7,585	7,884
Pool #531298 8.500% 8/15/30	456	471
Government National Mortgage Association II
Pool #MA6038 3.000% 7/20/49	2,581,885	2,206,087
Pool #MA6283 3.000% 11/20/49	4,684,232	3,997,676

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA6409 3.000% 1/20/50	$4,872,794	$4,157,078
Pool #MA4321 3.500% 3/20/47	2,906,657	2,581,226
Government National Mortgage Association II, TBA
2.500% 10/20/53 (c)	3,900,000	3,186,853
3.000% 10/20/53 (c)	4,100,000	3,474,528
3.500% 10/20/53 (c)	5,280,000	4,625,563
4.500% 10/20/53 (c)	2,000,000	1,847,328
Uniform Mortgage-Backed Security, TBA
2.500% 10/01/52 (c)	22,625,000	17,945,324
3.000% 10/01/53 (c)	11,225,000	9,280,361
3.500% 10/01/53 (c)	2,150,000	1,848,664
4.000% 10/01/53 (c)	16,075,000	14,316,790
4.500% 10/01/38 (c)	7,800,000	7,473,682
4.500% 10/01/52 (c)	8,825,000	8,104,173
5.000% 10/01/38 (c)	7,700,000	7,496,072
5.000% 10/01/53 (c)	10,475,000	9,884,560
		197,831,259

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $217,510,268)		197,884,539

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bonds & Notes — 2.0%
U.S. Treasury Bonds
2.250% 8/15/49 (g)	12,450,000	7,736,868
U.S. Treasury Notes
4.500% 7/15/26	5,500,000	5,448,554
		13,185,422

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,134,173)		13,185,422

TOTAL BONDS & NOTES (Cost $764,668,432)		668,333,054

TOTAL LONG-TERM INVESTMENTS (Cost $764,668,432)		668,333,054

SHORT-TERM INVESTMENTS — 14.9%
Commercial Paper — 13.2%
Alimentation Couche-Tard, Inc.
5.785% 10/02/23 (a)	5,000,000	4,997,707
AT&T, Inc.
5.998% 11/21/23	6,000,000	5,951,549
6.119% 3/19/24	7,000,000	6,807,494

	Principal Amount	Value
Avery Dennison Corp.
5.795% 10/24/23	$3,000,000	$2,988,617
5.904% 11/16/23 (a)	4,000,000	3,970,357
Bayer Corp.
6.361% 8/15/24 (a)	9,000,000	8,521,469
6.396% 7/26/24 (a)	7,200,000	6,840,425
CRH America Finance, Inc.
5.821% 10/05/23	2,000,000	1,998,190
Suncor Energy, Inc.
5.812% 10/11/23 (a)	10,000,000	9,981,813
5.865% 10/27/23 (a)	4,000,000	3,982,765
5.974% 11/30/23	3,000,000	2,971,139
Tampa Electric Co.
5.705% 10/26/23 (a)	6,000,000	5,974,863
5.759% 11/01/23 (a)	6,000,000	5,969,079
TELUS Corp.
5.822% 10/26/23 (a)	11,000,000	10,954,345
Telus Corp.
5.908% 12/13/23 (a)	5,000,000	4,941,406
VF Corp.
5.822% 12/04/23 (a)	1,184,000	1,171,896
		88,023,114
Discount Notes — 0.7%
Federal Home Loan Bank, 5.275%, due 10/02/23	5,000,000	4,997,821

	Number of Shares
Investment of Cash Collateral from Securities Loaned — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	4,637,205	4,637,205

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (i)	$2,400,462	2,400,462

TOTAL SHORT-TERM INVESTMENTS (Cost $100,091,793)		100,058,602

TOTAL INVESTMENTS — 114.9% (Cost $864,760,225) (j)		768,391,656

Other Assets/(Liabilities) — (14.9)%		(99,628,188)

NET ASSETS — 100.0%		$668,763,468

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
LIBOR	London Inter-Bank Offer Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $346,733,211 or 51.85% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $4,543,086 or 0.68% of net assets. (Note 2)
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(f)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(g)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $2,400,782. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/31/26, and an aggregate market value, including accrued interest, of $2,448,494.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	80.0%
Cayman Islands	7.5%
United Kingdom	2.7%
Canada	1.7%
Ireland	1.6%
France	1.4%
Israel	0.8%
Netherlands	0.7%
Australia	0.6%
Switzerland	0.6%
Jersey, Channel Islands	0.5%
Germany	0.5%
Bermuda	0.5%
Mexico	0.4%
Republic of Korea	0.3%
Sweden	0.2%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Long Bond	12/19/23	60	$7,225,058	$(398,183)
U.S. Treasury Ultra Bond	12/19/23	310	39,635,050	(2,841,925)
U.S. Treasury Note 2 Year	12/29/23	320	65,117,963	(250,463)
U.S. Treasury Note 5 Year	12/29/23	167	17,753,323	(158,307)
				$(3,648,878)
Short
U.S. Treasury Ultra 10 Year	12/19/23	27	$(3,099,429)	$87,241

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	USD	112,000,000	$(1,330,224)	$(1,605,965)	$275,741

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 3.965%	Annually	6/23/25	USD	51,000,000	$(962,074)	$—	$(962,074)
12-Month USD SOFR	Annually	Fixed 3.815%	Annually	6/30/25	USD	49,000,000	(1,046,934)	—	(1,046,934)
12-Month USD SOFR	Annually	Fixed 3.749%	Annually	7/14/25	USD	49,141,000	(1,110,228)	—	(1,110,228)
12-Month USD SOFR	Annually	Fixed 3.618%	Annually	8/07/25	USD	50,000,000	(1,253,620)	—	(1,253,620)
Fixed 3.293%	Annually	12-Month USD SOFR	Annually	6/23/33	USD	11,000,000	851,676	—	851,676
Fixed 3.223%	Annually	12-Month USD SOFR	Annually	6/30/33	USD	11,440,000	950,063	—	950,063
Fixed 3.086%	Annually	12-Month USD SOFR	Annually	7/14/33	USD	11,394,000	1,072,692	—	1,072,692
Fixed 3.107%	Annually	12-Month USD SOFR	Annually	8/07/33	USD	11,104,000	1,032,541	—	1,032,541
							$(465,884)	$—	$(465,884)

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 0.6%
PREFERRED STOCK — 0.6%
Financial — 0.6%
Insurance — 0.6%
Equitable Holdings, Inc. 4.300%, Class C 4.300%	45,600	$689,017
Selective Insurance Group, Inc. 4.600%, Class B
4.600% (a)	18,825	307,224
		996,241

TOTAL PREFERRED STOCK (Cost $1,610,625)		996,241

TOTAL EQUITIES (Cost $1,610,625)		996,241

	Principal Amount
BONDS & NOTES — 95.2%
CORPORATE DEBT — 42.7%
Aerospace & Defense — 0.2%
Boeing Co.
5.930% 5/01/60	$140,000	125,709
TransDigm, Inc.
5.500% 11/15/27	250,000	234,087
		359,796
Agriculture — 0.6%
BAT Capital Corp.
4.758% 9/06/49	165,000	116,040
Imperial Brands Finance PLC
3.875% 7/26/29 (b)	545,000	479,817
Reynolds American, Inc.
5.850% 8/15/45	150,000	124,250
Viterra Finance BV
3.200% 4/21/31 (b)	280,000	225,435
		945,542
Airlines — 0.2%
Alaska Airlines Pass-Through Trust, 2020-1 Class A,
4.800% 2/15/29 (b)	344,941	330,750
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	53,741	50,655
		381,405

	Principal Amount	Value
Auto Manufacturers — 0.2%
General Motors Co.
5.150% 4/01/38	$230,000	$192,093
5.200% 4/01/45	225,000	174,941
		367,034
Auto Parts & Equipment — 0.1%
Lear Corp.
3.550% 1/15/52	253,000	154,230
Banks — 8.8%
ABN AMRO Bank NV 1 yr. CMT + 1.650%
6.339% VRN 9/18/27 (b)	200,000	199,499
AIB Group PLC Secured Overnight Financing Rate + 2.330%
6.608% VRN 9/13/29 (b)	210,000	209,127
Bank Hapoalim BM 5 yr. CMT + 2.155%
3.255% VRN 1/21/32 (b)	600,000	511,493
Bank of America Corp.
5 yr. CMT + 1.200% 2.482% VRN 9/21/36	380,000	276,518
3 mo. USD Term SOFR + 1.302% 3.419% VRN 12/20/28	450,000	403,672
5 yr. CMT + 2.000% 3.846% VRN 3/08/37	460,000	374,143
6.110% 1/29/37	190,000	187,366
7.750% 5/14/38	125,000	139,903
Bank of Montreal 5 yr. CMT + 2.979%
4.800% VRN (c)	350,000	313,287
Bank of Nova Scotia 3 mo. USD Term SOFR + 2.910%
8.209% VRN (c)	575,000	504,765
Barclays PLC
5 yr. CMT + 3.410% 4.375% VRN (c)	375,000	260,266
5 yr. CMT + 5.431% 8.000% VRN (c)	290,000	260,258
BNP Paribas SA
5 yr. CMT + 3.340% 4.625% VRN (b) (c)	375,000	266,278
5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 4.149% 6.625% VRN (b) (c)	250,000	246,521
BPCE SA Secured Overnight Financing Rate + 1.730%
3.116% VRN 10/19/32 (b)	450,000	335,183
Citigroup, Inc. 3 mo. USD Term SOFR + 4.330%
9.699% VRN (c)	185,000	184,647

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Danske Bank AS 7 yr. USD Swap + 3.896%
6.125% VRN (b) (c)	$425,000	$414,375
Discover Bank 5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 1.730%
5.974% VRN 8/09/28	468,000	428,234
Goldman Sachs Group, Inc.
5.150% 5/22/45	290,000	248,506
6.750% 10/01/37	165,000	167,087
HSBC Holdings PLC
6.500% 9/15/37	125,000	117,343
7.350% 11/27/32	415,000	405,474
Huntington Bancshares, Inc.
2.625% 8/06/24	225,000	217,484
3 mo. USD Term SOFR + 3.142% 8.450% VRN (c)	510,000	459,476
ING Groep NV 5 yr. USD ICE Swap + 4.204%
6.750% VRN (b) (c)	275,000	269,500
JP Morgan Chase & Co.
3 mo. USD Term SOFR + 2.515% 2.956% VRN 5/13/31	235,000	193,082
4.950% 6/01/45	170,000	145,334
JPMorgan Chase & Co. Secured Overnight Financing Rate + 1.45%
5.299% VRN 7/24/29	405,000	394,058
Lloyds Banking Group PLC 5 yr. CMT + 3.913%
8.000% VRN (c)	605,000	542,362
Macquarie Bank Ltd. 5 yr. CMT + 1.700%
3.052% VRN 3/03/36 (b)	550,000	410,150
Mizrahi Tefahot Bank Ltd. 5 yr. CMT + 2.250%
3.077% VRN 4/07/31 (b)	1,225,000	1,070,797
Morgan Stanley
Secured Overnight Financing Rate + 1.360% 2.484% VRN 9/16/36	280,000	203,388
Secured Overnight Financing Rate + 1.485% 3.217% VRN 4/22/42	310,000	213,589
Secured Overnight Financing Rate + 2.620% 5.297% VRN 4/20/37	185,000	164,838
Secured Overnight Financing Rate + 1.630% 5.449% VRN 7/20/29	405,000	394,660
NatWest Group PLC 5 yr. CMT + 2.100%
3.754% VRN 11/01/29	425,000	404,660

	Principal Amount	Value
Nordea Bank Abp 5 yr. CMT + 4.110%
6.625% VRN (b) (c)	$275,000	$256,738
Societe Generale SA 5 yr. USD ICE Swap + 5.873%
8.000% VRN (b) (c)	325,000	317,344
SVB Financial Group
4.100% (c)	210,000	7,029
4.250% (c)	590,000	21,137
Swedbank AB 5 yr. CMT + 4.134%
5.625% VRN (b) (c)	200,000	191,472
Toronto-Dominion Bank 5 yr. CMT + 4.075%
8.125% VRN 10/31/82	358,000	356,158
U.S. Bancorp Secured Overnight Financing Rate + 2.260%
5.836% VRN 6/12/34	231,000	217,868
UBS Group AG
Secured Overnight Financing Rate Index + 0.980% 1.305% VRN 2/02/27 (b)	550,000	487,744
Secured Overnight Financing Rate + 3.340% 6.373% VRN 7/15/26 (b)	375,000	373,586
		13,766,399
Beverages — 0.4%
Bacardi Ltd.
5.150% 5/15/38 (b)	200,000	175,211
Molson Coors Beverage Co.
4.200% 7/15/46	366,000	275,251
5.000% 5/01/42	135,000	116,443
		566,905
Biotechnology — 0.1%
Amgen, Inc.
5.600% 3/02/43	211,000	196,163
Building Materials — 0.2%
Standard Industries, Inc.
4.375% 7/15/30 (b)	200,000	165,640
4.750% 1/15/28 (b)	151,000	136,200
		301,840
Chemicals — 0.8%
Alpek SAB de CV
3.250% 2/25/31 (b)	560,000	439,573
Celanese US Holdings LLC
6.700% 11/15/33	153,000	148,932
LYB International Finance III LLC
4.200% 5/01/50	325,000	228,772
Syngenta Finance NV
4.892% 4/24/25 (b)	500,000	487,550
		1,304,827

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 0.0%
ERAC USA Finance LLC
7.000% 10/15/37 (b)	$50,000	$54,115
Computers — 0.4%
Dell International LLC/EMC Corp.
8.100% 7/15/36	100,000	111,869
8.350% 7/15/46	275,000	321,419
Leidos, Inc.
5.500% 7/01/33	226,000	203,965
		637,253
Distribution & Wholesale — 0.3%
H&E Equipment Services, Inc.
3.875% 12/15/28 (b)	600,000	512,336
Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.400% 10/29/33	935,000	723,242
Antares Holdings LP
2.750% 1/15/27 (b)	645,000	546,184
3.750% 7/15/27 (b)	605,000	521,208
8.500% 5/18/25 (b)	330,000	332,361
Ares Finance Co. III LLC 5 yr. CMT + 3.237%
4.125% VRN 6/30/51 (b)	360,000	273,581
Ares Finance Co. LLC
4.000% 10/08/24 (b)	375,000	362,579
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (b)	375,000	316,557
3.250% 2/15/27 (b)	175,000	155,870
4.250% 4/15/26 (b)	485,000	455,850
4.375% 5/01/26 (b)	480,000	450,689
5.500% 1/15/26 (b)	135,000	130,692
BGC Partners, Inc.
4.375% 12/15/25	585,000	542,705
Blue Owl Finance LLC
3.125% 6/10/31 (b)	585,000	437,569
4.125% 10/07/51 (b)	375,000	218,673
Charles Schwab Corp. Secured Overnight Financing Rate + 2.500%
5.853% VRN 5/19/34	211,000	200,639
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (b)	662,078	630,629
OneMain Finance Corp.
4.000% 9/15/30 (a)	220,000	165,078
		6,464,106
Electric — 1.6%
Berkshire Hathaway Energy Co.
5.950% 5/15/37	120,000	117,618

	Principal Amount	Value
Cleveland Electric Illuminating Co.
5.950% 12/15/36	$175,000	$165,366
CMS Energy Corp.
4.700% 3/31/43	115,000	93,344
4.875% 3/01/44	180,000	153,261
Elwood Energy LLC
8.159% 7/05/26	55,842	46,419
IPALCO Enterprises, Inc.
4.250% 5/01/30	450,000	394,661
NextEra Energy Capital Holdings, Inc. 5 yr. CMT + 2.547%
3.800% VRN 3/15/82	580,000	490,972
Pacific Gas & Electric Co.
3.750% 7/01/28	595,000	528,056
4.300% 3/15/45	195,000	131,956
Virginia Electric & Power Co.
6.000% 1/15/36	100,000	99,888
Vistra Operations Co. LLC
5.125% 5/13/25 (b)	325,000	316,687
		2,538,228
Entertainment — 0.2%
Live Nation Entertainment, Inc.
5.625% 3/15/26 (b)	77,000	73,930
Warnermedia Holdings, Inc.
4.279% 3/15/32	200,000	169,764
		243,694
Food — 1.0%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
6.750% 3/15/34 (b)	320,000	311,357
7.250% 11/15/53 (b)	320,000	309,360
Pilgrim’s Pride Corp.
6.250% 7/01/33	480,000	451,099
Smithfield Foods, Inc.
2.625% 9/13/31 (b)	375,000	268,878
3.000% 10/15/30 (b)	206,000	157,468
		1,498,162
Gas — 0.2%
NiSource, Inc.
4.800% 2/15/44	295,000	242,944
Home Builders — 0.0%
Mattamy Group Corp.
4.625% 3/01/30 (a) (b)	35,000	29,788
Insurance — 6.2%
Allianz SE 5 yr. CMT + 2.973%
3.500% VRN (b) (c)	1,176,000	968,184

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Allstate Corp. 3 mo. USD Term SOFR + 3.200%
8.564% VRN 8/15/53	$640,000	$631,545
Ascot Group Ltd.
4.250% 12/15/30 (b)	450,000	332,096
Athene Global Funding
2.950% 11/12/26 (b)	450,000	403,855
AXIS Specialty Finance LLC 5 yr. CMT + 3.186%
4.900% VRN 1/15/40	490,000	393,615
Brighthouse Financial, Inc.
3.850% 12/22/51	575,000	338,255
4.700% 6/22/47	275,000	190,995
Corebridge Financial, Inc. 5 yr. CMT + 3.846%
6.875% VRN 12/15/52	430,000	411,936
Enstar Finance LLC 5 yr. CMT + 5.468%
5.750% VRN 9/01/40	1,060,000	919,741
Enstar Group Ltd.
3.100% 9/01/31	253,000	190,399
Equitable Holdings, Inc. 5 yr. CMT + 4.736%
4.950% VRN (c)	505,000	475,286
Global Atlantic Fin Co.
3.125% 6/15/31 (b)	380,000	270,847
5 yr. CMT + 3.796% 4.700% VRN 10/15/51 (b)	1,170,000	846,285
Hanwha Life Insurance Co. Ltd. 5 yr. CMT + 1.850%
3.379% VRN 2/04/32 (b)	520,000	461,638
Hill City Funding Trust
4.046% 8/15/41 (b)	490,000	318,650
Jackson Financial, Inc.
3.125% 11/23/31	550,000	421,532
Liberty Mutual Group, Inc. 5 yr. CMT + 3.315%
4.125% VRN 12/15/51 (b)	265,000	217,866
Lincoln National Corp., (Acquired 11/15/22, Cost $169,000), 5 yr. CMT + 5.318%
9.250% VRN (a) (c) (d)	169,000	174,069
MetLife Capital Trust IV
7.875% 12/15/67 (b)	325,000	336,189
Prudential Financial, Inc. 5 yr. CMT + 3.162%
5.125% VRN 3/01/52	340,000	292,789
Sammons Financial Group, Inc.
3.350% 4/16/31 (b)	570,000	430,480
4.750% 4/08/32 (b)	790,000	636,801

	Principal Amount	Value
USF&G Capital I
8.500% 12/15/45 (b)	$95,000	$99,906
		9,762,959
Internet — 0.1%
Expedia Group, Inc.
2.950% 3/15/31	178,000	143,405
Investment Companies — 2.5%
Ares Capital Corp.
2.150% 7/15/26	560,000	491,321
Blackstone Private Credit Fund
1.750% 9/15/24	625,000	596,414
2.625% 12/15/26	330,000	284,045
4.000% 1/15/29	630,000	535,546
Blue Owl Credit Income Corp.
4.700% 2/08/27	410,000	373,088
5.500% 3/21/25	535,000	517,507
Golub Capital BDC, Inc.
2.500% 8/24/26	195,000	170,899
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.250% 5/15/26	1,000,000	929,043
		3,897,863
Leisure Time — 0.3%
Royal Caribbean Cruises Ltd.
5.500% 8/31/26 (b)	485,000	457,792
Lodging — 0.5%
Travel & Leisure Co.
4.500% 12/01/29 (b)	917,000	769,134
Media — 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.000% 2/01/28 (b)	250,000	227,035
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	150,000	89,682
CSC Holdings LLC
4.625% 12/01/30 (b)	250,000	132,913
5.000% 11/15/31 (b)	325,000	174,192
5.750% 1/15/30 (b)	200,000	112,059
Discovery Communications LLC
4.000% 9/15/55	235,000	140,993
4.650% 5/15/50	55,000	38,854
DISH DBS Corp.
7.375% 7/01/28	1,123,000	707,590
Paramount Global
4.000% 1/15/26	250,000	236,702
5.850% 9/01/43	500,000	388,852

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner Cable LLC
4.500% 9/15/42	$250,000	$173,205
6.750% 6/15/39	115,000	105,267
		2,527,344
Mining — 0.9%
First Quantum Minerals Ltd.
6.875% 3/01/26 (a) (b)	1,000,000	970,686
Novelis Corp.
3.875% 8/15/31 (b)	533,000	425,645
		1,396,331
Oil & Gas — 2.3%
Antero Resources Corp.
7.625% 2/01/29 (a) (b)	74,000	74,996
BP Capital Markets PLC 5 yr. CMT + 4.398%
4.875% VRN (c)	310,000	276,961
EQT Corp.
7.000% STEP 2/01/30	695,000	714,975
Nabors Industries, Inc.
7.375% 5/15/27 (b)	564,000	545,601
Ovintiv, Inc.
6.500% 8/15/34	185,000	182,201
6.500% 2/01/38	160,000	152,809
7.100% 7/15/53	220,000	218,084
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (a)	540,000	484,963
5.150% 11/15/29 (a)	615,000	560,620
Petroleos Mexicanos
5.350% 2/12/28	190,000	154,581
6.375% 1/23/45	35,000	20,433
6.500% 3/13/27	65,000	57,312
6.625% 6/15/38	51,000	32,596
Santos Finance Ltd.
3.649% 4/29/31 (b)	200,000	159,792
		3,635,924
Oil & Gas Services — 0.4%
NOV, Inc.
3.950% 12/01/42	314,000	219,833
Weatherford International Ltd.
8.625% 4/30/30 (b)	483,000	486,697
		706,530
Pharmaceuticals — 0.9%
1375209 BC Ltd.
9.000% 1/30/28 (a) (b)	158,000	156,179
Bausch Health Cos., Inc.
11.000% 9/30/28 (b)	282,000	191,323
Cigna Group
4.800% 7/15/46	185,000	153,623

	Principal Amount	Value
CVS Health Corp.
5.050% 3/25/48	$115,000	$95,547
6.125% 9/15/39	25,000	24,242
CVS Pass-Through Trust
5.926% 1/10/34 (b)	156,974	149,886
7.507% 1/10/32 (b)	11,159	11,434
Utah Acquisition Sub, Inc.
3.950% 6/15/26	250,000	234,186
5.250% 6/15/46	500,000	369,227
		1,385,647
Pipelines — 0.9%
Energy Transfer LP
6.125% 12/15/45	230,000	204,585
5 yr. CMT + 5.134% 6.750% VRN (c)	270,000	249,522
EnLink Midstream Partners LP 3 mo. USD Term SOFR + 4.372%
9.780% VRN (a) (c)	375,000	336,563
Plains All American Pipeline LP/PAA Finance Corp.
4.700% 6/15/44	485,000	358,177
6.650% 1/15/37	175,000	171,378
Western Midstream Operating LP
6.350% 1/15/29	61,000	61,126
		1,381,351
Private Equity — 0.3%
Apollo Management Holdings LP 5 yr. CMT + 3.266%
4.950% VRN 1/14/50 (b)	325,000	292,863
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (b)	160,000	99,808
KKR Group Finance Co. X LLC
3.250% 12/15/51 (b)	230,000	134,675
		527,346
Real Estate Investment Trusts (REITS) — 3.1%
Broadstone Net Lease LLC
2.600% 9/15/31	566,000	396,022
GLP Capital LP/GLP Financing II, Inc.
5.750% 6/01/28	250,000	239,700
Omega Healthcare Investors, Inc.
3.625% 10/01/29	640,000	533,513
4.750% 1/15/28	202,000	186,942
Piedmont Operating Partnership LP
2.750% 4/01/32	235,000	153,129
9.250% 7/20/28	208,000	209,940
Rexford Industrial Realty LP
2.125% 12/01/30	246,000	186,423
Service Properties Trust
4.950% 10/01/29	590,000	446,104

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Spirit Realty LP
2.700% 2/15/32	$120,000	$91,040
3.200% 1/15/27	220,000	199,303
3.400% 1/15/30	325,000	272,083
STORE Capital Corp.
4.500% 3/15/28	225,000	197,925
4.625% 3/15/29	700,000	598,748
Ventas Realty LP
5.700% 9/30/43	85,000	73,076
VICI Properties LP/VICI Note Co., Inc.
3.750% 2/15/27 (b)	225,000	204,168
WEA Finance LLC
2.875% 1/15/27 (b)	475,000	408,023
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (b)	425,000	408,779
		4,804,918
Retail — 0.5%
Advance Auto Parts, Inc.
5.950% 3/09/28	217,000	205,092
Nordstrom, Inc.
4.250% 8/01/31 (a)	440,000	319,099
Sonic Automotive, Inc.
4.875% 11/15/31 (a) (b)	277,000	220,543
		744,734
Software — 0.1%
Oracle Corp.
6.900% 11/09/52	149,000	153,489
Telecommunications — 1.9%
Altice France SA
5.125% 7/15/29 (b)	442,000	314,220
AT&T, Inc.
3.550% 9/15/55	814,000	498,297
British Telecommunications PLC
9.625% STEP 12/15/30	580,000	683,145
Deutsche Telekom International Finance BV
8.750% STEP 6/15/30	135,000	154,635
Hughes Satellite Systems Corp.
6.625% 8/01/26 (a)	444,000	379,620
Sprint Capital Corp.
6.875% 11/15/28	500,000	516,248
8.750% 3/15/32	141,000	163,115
T-Mobile USA, Inc.
6.000% 6/15/54	235,000	224,007
		2,933,287

	Principal Amount	Value
Toys, Games & Hobbies — 0.2%
Mattel, Inc.
5.875% 12/15/27 (b)	$275,000	$267,321
Venture Capital — 0.6%
Hercules Capital, Inc.
2.625% 9/16/26	738,000	640,975
3.375% 1/20/27	340,000	297,278
		938,253

TOTAL CORPORATE DEBT (Cost $78,639,885)		66,998,395

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.7%
Commercial Mortgage-Backed Securities — 10.9%
Aventura Mall Trust, Series 2018-AVM, Class D,
4.249% VRN 7/05/40 (b) (e)	530,000	429,106
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (b) (e)	440,000	373,693
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (b) (e)	540,000	445,816
Bank
Series 2020-BN30, Class MCDF, 3.016% VRN 12/15/53 (e)	500,000	260,506
Series 2019-BN17, Class C, 4.664% VRN 4/15/52 (e)	331,000	248,555
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (b) (e)	400,000	319,814
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (b) (e)	280,000	210,520
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (b) (e)	270,000	181,711
Benchmark Mortgage Trust
Series 2021-B25, Class 300C, 3.094% VRN 4/15/54 (b) (e)	500,000	321,724
Series 2020-IG1, Class D, 3.347% VRN 9/15/43 (e)	400,000	169,132
BGME Trust, Series 2021-VR, Class D,
3.094% VRN 1/10/43 (b) (e)	3,100,000	2,223,946
BMO Mortgage Trust, Series 2023-C4, Class A5,
5.117% VRN 2/15/56 (e)	300,000	283,386
BX Commercial Mortgage Trust, Series 2021-VOLT, Class G, 1 mo. USD Term SOFR + 2.964%
8.297% FRN 9/15/36 (b)	2,004,000	1,865,586

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD Term SOFR + 2.264%
7.530% FRN 12/15/37 (b)	$572,453	$565,297
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C
3.502% 8/10/56	222,000	161,271
COMM Mortgage Trust, Series 2015-CR23, Class C,
4.443% VRN 5/10/48 (e)	110,000	94,878
DC Office Trust
Series 2019-MTC, Class D, 3.174% VRN 9/15/45 (b) (e)	357,000	214,415
Series 2019-MTC, Class E, 3.174% VRN 9/15/45 (b) (e)	622,000	304,489
DROP Mortgage Trust, Series 2021-FILE, Class D, 1 mo. USD Term SOFR + 2.864%
8.197% FRN 10/15/43 (b)	998,000	749,717
GS Mortgage Securities Trust, Series 2018-GS10, Class D
3.000% 7/10/51 (b)	599,000	336,348
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E,
3.558% VRN 7/10/39 (b) (e)	630,000	467,951
Jackson Park Trust, Series 2019-LIC, Class D,
3.351% VRN 10/14/39 (b) (e)	686,000	504,072
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2022-OPO, Class C, 3.565% VRN 1/05/39 (b) (e)	700,000	496,473
Series 2019-OSB, Class E, 3.909% VRN 6/05/39 (b) (e)	553,000	433,835
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class C,
4.798% VRN 8/15/47 (e)	300,000	251,911
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD Term SOFR + 1.864%
7.197% FRN 8/15/38 (b)	893,542	825,811
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD Term SOFR + 1.996%
7.328% FRN 5/15/36 (b)	263,000	259,068
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD Term SOFR + 1.864%
7.197% FRN 3/15/38 (b)	424,643	408,717

	Principal Amount	Value
Med Trust, Series 2021-MDLN, Class F, 1 mo. USD Term SOFR + 4.114%
9.447% FRN 11/15/38 (b)	$1,990,447	$1,885,934
MFT Mortgage Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (b)	205,000	139,174
Series 2020-ABC, Class B, 3.593% VRN 2/10/42 (b) (e)	215,000	132,819
Ready Capital Mortgage Financing LLC, 1 mo. USD Term SOFR + 3.198%
8.518% FRN 5/25/38 (b)	500,000	499,443
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD Term SOFR + 2.214%
7.548% FRN 7/15/39 (b)	864,000	553,148
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS1, Class C, 3.848% VRN 5/15/48 (e)	140,000	121,962
Series 2021-FCMT, Class C, 1 mo. USD Term SOFR + 2.514% 7.848% FRN 5/15/31 (b)	461,000	424,990
		17,165,218
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD Term SOFR + 0.594%
5.914% FRN 10/25/34 (b)	3,259	3,334
Other Asset-Backed Securities — 11.8%
522 Funding CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD Term SOFR + 2.312%
7.638% FRN 10/20/31 (b)	250,000	246,247
AIMCO CLO, Series 2018-AA, Class B, 3 mo. USD Term SOFR + 1.662%
6.970% FRN 4/17/31 (b)	250,000	246,793
Anchorage Capital CLO 19 Ltd., Series 2021-19A, Class A, 3 mo. USD Term SOFR + 1.472%
6.780% FRN 10/15/34 (b)	1,000,000	991,913
Apidos CLO XLIV Ltd., Series 2023-44A, Class B, 3 mo. USD Term SOFR + 2.550%
7.607% FRN 4/26/35 (b)	500,000	502,263
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD Term SOFR + 1.014%
4.002% FRN 10/25/34	92,731	78,062

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Atrium XV, Series 15A, Class B, 3 mo. USD Term SOFR + 2.012%
7.357% FRN 1/23/31 (b)	$250,000	$249,638
Bain Capital Credit CLO Ltd., Series 2022-1A, Class A1, 3 mo. USD Term SOFR + 1.320%
6.630% FRN 4/18/35 (b)	500,000	492,989
Ballyrock CLO 17 Ltd., Series 2021-17A, Class A1A, 3 mo. USD Term SOFR + 1.412%
6.738% FRN 10/20/34 (b)	250,000	248,879
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A,
4.213% STEP 12/16/41 (b)	314,447	289,502
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (b)	28,001	27,083
Series 2017-1A, Class B, 3.240% 5/25/29 (b)	23,131	22,377
Business Jet Securities LLC, Series 2021-1A, Class C
5.067% 4/15/36 (b)	792,160	737,346
Canyon Capital CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD Term SOFR + 2.412%
7.720% FRN 10/15/34 (b)	250,000	242,323
Castlelake Aircraft Structured Trust, Series 2019-1A, Class A
3.967% 4/15/39 (b)	144,599	128,594
DataBank Issuer, Series 2021-1A, Class B
2.650% 2/27/51 (b)	300,000	257,026
Diameter Capital CLO Ltd., Series 2021-2A, Class A1, 3 mo. USD Term SOFR + 1.482%
6.790% FRN 10/15/36 (b)	500,000	496,929
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class CR, 3 mo. USD Term SOFR + 2.312%
7.638% FRN 10/20/32 (b)	250,000	247,112
Goodgreen Trust
Series 2016-1A, Class A, 3.230% 10/15/52 (b)	135,801	120,955
Series 2017-1A, Class A, 3.740% 10/15/52 (b)	75,896	67,933
Series 2019-2A, Class B, 3.860% 4/15/55 (b)	93,037	77,881
Series 2021-1A, Class C, 5.740% 10/15/56 (b)	423,567	353,818

	Principal Amount	Value
Gulf Stream Meridian 6 Ltd., Series 2021-6A, Class A2, 3 mo. USD Term SOFR + 2.012%
7.320% FRN 1/15/37 (b)	$250,000	$246,603
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD Term SOFR + 1.962%
7.288% FRN 1/20/31 (b)	280,000	276,543
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (b)	45,907	39,503
Series 2017-3A, Class A1, 3.190% 9/20/48 (b)	63,932	53,505
Series 2017-2A, Class A1, 3.280% 9/20/48 (b)	24,437	20,583
Series 2016-4A, Class A2, 4.290% 9/20/47 (b)	48,008	42,671
Horizon Aircraft Finance I Ltd., Series 2018-1, Class B
5.270% 12/15/38 (b)	225,200	123,858
Horizon Aircraft Finance II Ltd., Series 2019-1, Class B
4.703% 7/15/39 (b)	273,167	161,952
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (b)	462,842	363,931
HPS Loan Management Ltd., Series 2023-18A, Class B, 3 mo. USD Term SOFR + 2.950%
8.212% FRN 7/20/36 (b)	500,000	501,907
JG Wentworth XLIII LLC, Series 2019-1A, Class B
4.510% 8/15/73 (b)	133,571	112,802
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (b)	276,650	233,093
LoanCore Issuer Ltd., Series 2022-CRE7, Class E, 30 day USD SOFR Average + 3.750%
9.063% FRN 1/17/37 (b)	1,000,000	936,675
MACH 1 Cayman Ltd., Series 2019-1, Class B
4.335% 10/15/39 (b)	319,562	226,896
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 3 mo. USD Term SOFR + 1.862%
7.170% FRN 7/15/30 (b)	950,000	945,656
Madison Park Funding XXXII Ltd, Series 2018-32A, Class CR, 3 mo. USD Term SOFR + 2.262%
7.607% FRN 1/22/31 (b)	300,000	293,036

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Mariner Finance Issuance Trust, Series 2021-AA, Class D
3.830% 3/20/36 (b)	$381,000	$315,362
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (b)	22,309	20,884
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD Term SOFR + 1.912%
7.220% FRN 7/15/34 (b)	500,000	493,657
OHA Credit Partners XI Ltd., Series 2015-11A, Class CR, 3 mo. USD Term SOFR + 2.412%
7.738% FRN 1/20/32 (b)	300,000	298,555
Parallel Ltd., Series 2021-2A, Class A2, 3 mo. USD Term SOFR + 2.112%
7.438% FRN 10/20/34 (b)	250,000	247,124
Pioneer Aircraft Finance Ltd., Series 2019-1, Class B
4.948% 6/15/44 (b)	341,661	252,136
Rad CLO 12 Ltd., Series 2021-12A, Class A, 3 mo. USD Term SOFR + 1.432%
6.801% FRN 10/30/34 (b)	500,000	495,928
Rad CLO 15 Ltd., Series 2021-15A, Class C, 3 mo. USD Term SOFR + 2.312%
7.638% FRN 1/20/34 (b)	250,000	246,815
Rad CLO 4 Ltd., Series 2019-4A, Class B1, 3 mo. USD Term SOFR + 2.362%
7.713% FRN 4/25/32 (b)	250,000	249,990
Renew, Series 2021-1, Class M
3.210% 11/20/56 (b)	164,302	127,122
Rockford Tower CLO Ltd., Series 2018-1A, Class B, 3 mo. USD Term SOFR + 1.982%
7.361% FRN 5/20/31 (b)	250,000	247,506
RR 19 Ltd., Series 2021-19A, Class A1, 3 mo. USD Term SOFR + 1.402%
6.710% FRN 10/15/35 (b)	500,000	496,645
Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C
3.510% 7/20/37 (b)	33,195	31,431
Slam Ltd., Series 2021-1A, Class B
3.422% 6/15/46 (b)	251,804	210,262

	Principal Amount	Value
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD Term SOFR + 2.562%
7.941% FRN 8/18/31 (b)	$490,000	$485,701
Store Master Funding I-VII & XIV, Series 2019-1, Class A4
4.490% 11/20/49 (b)	755,242	612,950
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (b)	101,448	92,192
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (b)	252,532	209,879
Symphony CLO 39 Ltd, Series 2023-39A, Class B, 3 mo. USD Term SOFR + 2.300%
1.000% FRN 4/25/34 (b) (f)	500,000	500,000
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD Term SOFR + 1.962%
7.288% FRN 1/20/31 (b)	490,000	482,649
Thrust Engine Leasing DAC
Series 2021-1A, Class B, 6.121% 7/15/40 (b)	1,055,031	805,548
Series 2021-1A, Class C, 7.386% 7/15/40 (b)	291,357	216,513
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, 3 mo. USD Term SOFR + 1.912%
7.238% FRN 10/20/32 (b)	250,000	247,737
Willis Engine Structured Trust III, Series 2017-A, Class A,
4.690% STEP 8/15/42 (b)	280,373	253,256
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (b)	177,785	149,791
		18,494,510
Student Loans Asset-Backed Securities — 2.2%
College Avenue Student Loans LLC
Series 2021-A, Class D, 4.120% 7/25/51 (b)	268,605	244,574
Series 2019-A, Class C, 4.460% 12/28/48 (b)	141,969	127,847
Series 2019-A, Class D, 5.500% 12/28/48 (b)	99,760	88,268
Commonbond Student Loan Trust, Series 2017-AGS, Class C
5.280% 5/25/41 (b)	33,079	29,465
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class B
3.500% 11/25/50 (b)	600,000	452,671

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450%
6.103% FRN 8/25/42	$360,888	$322,872
Navient Student Loan Trust
Series 2018-EA, Class B, 4.440% 12/15/59 (b)	140,000	125,775
Series 2018-1A, Class B, 30 day USD SOFR Average + 1.314% 6.629% FRN 3/25/67 (b)	250,000	232,571
Nelnet Student Loan Trust
Series 2005-4, Class A4R2, 1.191% FRN 3/22/32 (e)	70,000	69,355
Series 2006-3, Class B, 90 day USD SOFR Average + .512% 5.755% FRN 6/25/41	68,271	59,927
Series 2012-2A, Class B, 30 day USD SOFR Average + 1.114% 6.429% FRN 11/25/36 (b)	200,000	199,625
Series 2012-1A, Class B, 30 day USD SOFR Average + 1.114% 6.429% FRN 6/25/42 (b)	150,000	143,294
Series 2012-4A, Class B, 30 day USD SOFR Average + 1.114% 6.429% FRN 7/26/49 (b)	250,000	227,311
Series 2014-2A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 6/25/41 (b)	100,000	94,305
Series 2014-5A, Class B, 30 day USD SOFR Average + 1.614% 6.929% FRN 5/26/54 (b)	100,000	94,109
SLM Student Loan Trust
Series 2006-4, Class B, 90 day USD SOFR Average + 0.462% 5.516% FRN 1/25/70	102,590	96,397
Series 2006-5, Class B, 90 day USD SOFR Average + 0.472% 5.526% FRN 10/25/40	109,099	102,509
Series 2005-6, Class B, 90 day USD SOFR Average + 0.552% 5.606% FRN 1/25/44	194,939	181,309
Series 2004-3, Class B, 90 day USD SOFR Average + 0.732% 5.786% FRN 10/25/64	67,881	63,553
SMB Private Education Loan Trust, Series 2019-A, Class B
4.000% 11/17/42 (b)	185,000	162,231
SoFi Professional Loan Program LLC
Series 2017-C, Class C, 4.210% VRN 7/25/40 (b) (e)	180,000	155,948
Series 2017-A, Class C, 4.430% VRN 3/26/40 (b) (e)	170,000	154,544

	Principal Amount	Value
South Carolina Student Loan Corp., Series 2015-A, Class A, 1 mo. USD Term SOFR + 1.614%
6.934% FRN 1/25/36	$34,406	$34,350
		3,462,810
Whole Loan Collateral Collateralized Mortgage Obligations — 1.8%
Angel Oak Mortgage Trust I LLC
Series 2019-4, Class M1, 3.459% VRN 7/26/49 (b) (e)	402,330	387,620
Series 2019-2, Class M1, 4.065% VRN 3/25/49 (b) (e)	138,774	135,620
Banc of America Mortgage Trust, Series 2004-G, Class 2A7,
5.348% VRN 8/25/34 (e)	4,089	3,889
New Residential Mortgage Loan Trust, Series 2021-NQM3, Class B1,
3.398% VRN 11/27/56 (b) (e)	3,600,000	2,309,597
		2,836,726

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $49,608,709)		41,962,598

SOVEREIGN DEBT OBLIGATION — 0.1%
Mexico Government International Bond
4.750% 3/08/44	214,000	163,892

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $239,280)		163,892

U.S. Government Agency Obligations and Instrumentalities (g) — 17.8%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. REMICS Series 2178, Class PB 7.000% 8/15/29	2,866	2,896
Pass-Through Securities — 17.8%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	456,919	351,266
Pool #RA4255 2.000% 1/01/51	935,008	720,559
Pool #SD0905 3.000% 3/01/52	710,839	590,592
Pool #SD1523 4.000% 8/01/52	1,047,431	939,658
Pool #SD1603 4.000% 9/01/52	661,191	589,853
Federal National Mortgage Association
Pool #FM8596 2.500% 9/01/51	447,493	359,110
Pool #FS3035 2.500% 4/01/52	1,496,131	1,199,466
Pool #MA3029 3.000% 6/01/32	217,288	200,657
Pool #MA3090 3.000% 8/01/32	88,300	81,542

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AR3007 3.000% 2/01/43	$80,448	$70,182
Pool #FS1075 3.000% 3/01/52	716,343	597,841
Pool #CB3304 3.000% 4/01/52	1,097,532	915,971
Pool #CB3305 3.000% 4/01/52	1,337,500	1,114,152
Pool #AS1304 3.500% 12/01/28	54,401	52,353
Pool #MA1356 3.500% 2/01/43	437,407	390,260
Pool #CA6096 3.500% 6/01/50	936,901	810,803
Pool #FM4017 3.500% 8/01/50	63,657	55,368
Pool #CB3842 3.500% 6/01/52	2,160,321	1,869,900
Pool #CA1909 4.500% 6/01/48	338,335	315,989
Pool #CB3866 4.500% 6/01/52	834,152	770,911
Pool #CB4129 4.500% 7/01/52	1,035,580	952,214
Pool #AD6437 5.000% 6/01/40	25,236	24,860
Pool #AD6996 5.000% 7/01/40	161,954	159,510
Pool #AL8173 5.000% 2/01/44	55,190	54,229
Government National Mortgage Association
Pool #579140 6.500% 1/15/32	314	318
Pool #587280 6.500% 9/15/32	527	530
Pool #550659 6.500% 9/15/35	44,933	45,803
Pool #538689 6.500% 12/15/35	5,599	5,729
Pool #780651 7.000% 10/15/27	235	236
Pool #462384 7.000% 11/15/27	153	154
Pool #482668 7.000% 8/15/28	484	489
Pool #581417 7.000% 7/15/32	457	462
Pool #423836 8.000% 8/15/26	108	109
Government National Mortgage Association II
Pool #MA6038 3.000% 7/20/49	433,930	370,771
Pool #MA6283 3.000% 11/20/49	784,441	669,467
Pool #MA6409 3.000% 1/20/50	819,159	698,841
Pool #MA4321 3.500% 3/20/47	514,720	457,092
Government National Mortgage Association II, TBA
2.500% 10/20/53 (f)	800,000	653,713
3.000% 10/20/53 (f)	975,000	826,260
Uniform Mortgage-Backed Security, TBA
2.500% 10/01/52 (f)	400,000	317,265
3.000% 10/01/53 (f)	1,450,000	1,198,799
3.500% 10/01/53 (f)	1,600,000	1,375,750
4.000% 10/01/53 (f)	3,175,000	2,827,733
4.500% 10/01/38 (f)	700,000	670,715
5.000% 10/01/38 (f)	2,400,000	2,336,438
5.000% 10/01/53 (f)	2,500,000	2,359,083
		28,003,003
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $30,766,262)		28,005,899

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 7.9%
U.S. Treasury Bonds & Notes — 7.9%
U.S. Treasury Bonds
2.250% 8/15/49 (h)	$5,940,000	$3,691,325
U.S. Treasury Notes
3.000% 7/15/25	5,950,000	5,733,110
3.875% 1/15/26	3,000,000	2,928,745
		12,353,180

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,336,078)		12,353,180

TOTAL BONDS & NOTES (Cost $172,590,214)		149,483,964

TOTAL PURCHASED OPTIONS(#) — 0.0% (Cost $14,140)		1,717

	Number of Shares
WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Chemicals — 0.0%
Hercules LLC, Expires 3/31/29, Strike 0.09 (i) (j) (k)	150	3,929

TOTAL WARRANTS (Cost $0)		3,929

TOTAL LONG-TERM INVESTMENTS (Cost $174,214,979)		150,485,851

SHORT-TERM INVESTMENTS — 15.4%
	Principal Amount
Commercial Paper — 10.2%
Aon Corp.
5.718% 11/28/23	$2,000,000	1,981,600
Nutrien Financial US LLC
5.716% 10/17/23 (b)	4,000,000	3,988,986
Oracle Corp.
5.595% 10/05/23 (b)	2,000,000	1,998,207
Spire, Inc.
5.741% 11/06/23 (b)	1,000,000	994,133
Suncor Energy, Inc.
5.865% 11/16/23 (b)	3,000,000	2,977,728

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Tampa Electric Co.
5.707% 10/10/23 (b)	$1,000,000	$998,329
5.759% 11/01/23 (b)	3,000,000	2,984,540
		15,923,523
Discount Notes — 1.3%
Federal Home Loan Bank, 5.275%, due 10/02/23	2,000,000	1,999,128

	Number of Shares
Investment of Cash Collateral from Securities Loaned — 2.4%
State Street Navigator Securities Lending Government Money Market Portfolio (l)	3,763,728	3,763,728

	Principal Amount
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (m)	$2,360,921	2,360,921

TOTAL SHORT-TERM INVESTMENTS (Cost $24,052,033)		24,047,300

TOTAL INVESTMENTS — 111.2% (Cost $198,267,012) (n)		174,533,151

Other Assets/(Liabilities) — (11.2)%		(17,550,724)

NET ASSETS — 100.0%		$156,982,427

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
LIBOR	London Inter-Bank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $3,697,588 or 2.36% of net assets. The Fund received $13,315 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $80,885,602 or 51.53% of net assets.

(c)	Security is perpetual and has no stated maturity date.
(d)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $174,069 or 0.11% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(h)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(i)	Non-income producing security.
(j)	Investment is valued using significant unobservable inputs.
(k)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $3,929 or 0.00% of net assets.

(l)	Represents investment of security lending cash collateral. (Note 2).
(m)

Maturity value of $2,361,236. Collateralized by U.S. Government Agency obligations with a rate of 0.625%, maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $2,408,142.

(n)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	74.4%
Cayman Islands	7.9%
United Kingdom	2.3%
Canada	1.8%
Ireland	1.6%
France	1.5%
Israel	1.0%
Switzerland	0.9%
Germany	0.7%
Bermuda	0.6%
Zambia	0.6%
Mexico	0.5%
Netherlands	0.4%
Australia	0.4%
Jersey, Channel Islands	0.3%
Republic of Korea	0.3%
Denmark	0.3%
Finland	0.2%
Sweden	0.1%
Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%
Net Assets	100.0%

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
USD Call ILS Put	Bank of America N.A	10/03/23	3.79	135,000	USD	135,000	$1,087	$649	$438
AUD Call USD Put	Goldman Sachs International	12/29/23	0.68	384,885	AUD	384,885	625	3,753	(3,128)
							$1,712	$4,402	$(2,690)
Put
USD Put ILS Call	Goldman Sachs International	10/03/23	3.62	400,000	USD	400,000	$1	$4,809	$(4,808)
USD Put NOK Call	Goldman Sachs International	10/17/23	9.89	260,000	USD	260,000	4	4,929	(4,925)
							$5	$9,738	$(9,733)
							$1,717	$14,140	$(12,423)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
USD Call ILS Put	Goldman Sachs International	10/03/23	3.79	400,000	USD	400,000	$(3,220)	$(5,049)	$1,829
USD Call NOK Put	Goldman Sachs International	10/17/23	10.82	260,000	USD	260,000	(1,325)	(5,189)	3,864
							$(4,545)	$(10,238)	$5,693
Put
USD Put ILS Call	Bank of America N.A.	10/03/23	3.62	135,000	USD	135,000	$—	$(3,450)	$3,450
AUD Put USD Call	Goldman Sachs International	12/29/23	0.64	384,885	AUD	384,885	(4,042)	(3,588)	(454)
							$(4,042)	$(7,038)	$2,996
							$(8,587)	$(17,276)	$8,689

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	11/14/23	PLN	745,805	USD	182,478	$(11,954)
Bank of America N.A.*	11/14/23	USD	98,959	ZAR	1,885,603	(265)
Barclays PLC*	11/14/23	USD	171,952	PLN	745,805	1,428
BNP Paribas SA*	10/17/23	ILS	551,694	USD	149,807	(5,071)
BNP Paribas SA*	11/14/23	USD	101,000	CZK	2,239,639	4,095
BNP Paribas SA*	11/21/23	USD	139,103	JPY	20,003,000	4,199
Citibank N.A.*	10/24/23	JPY	79,828,000	USD	584,420	(48,448)
Citibank N.A.*	10/24/23	IDR	2,374,108,000	USD	158,142	(4,533)
Citibank N.A.*	10/24/23	USD	163,739	TWD	5,035,053	7,364
Citibank N.A.*	10/24/23	USD	153,671	IDR	2,374,108,000	62
Citibank N.A.*	11/14/23	HUF	93,546,102	USD	263,000	(10,960)
Citibank N.A.*	11/21/23	JPY	20,003,000	USD	139,663	(4,759)
Citibank N.A.*	11/21/23	USD	101,503	PHP	5,779,592	(670)
Goldman Sachs International*	10/10/23	USD	113,598	BRL	562,289	1,863
Goldman Sachs International*	10/10/23	BRL	562,289	USD	112,248	(513)
Goldman Sachs International*	11/07/23	MXN	8,892,122	USD	504,000	3,233
Goldman Sachs International*	11/14/23	USD	160,469	HUF	58,289,835	3,420
Goldman Sachs International*	11/21/23	USD	101,000	CNH	734,672	176
Goldman Sachs International*	2/06/24	USD	119,841	MXN	2,099,551	1,913
Goldman Sachs International*	2/13/24	TRY	3,582,733	USD	126,500	(13,015)
HSBC Bank PLC*	10/17/23	USD	427,081	CHF	372,870	19,128
HSBC Bank PLC*	11/14/23	ILS	914,455	USD	248,050	(7,841)
HSBC Bank PLC*	11/14/23	EUR	70,471	USD	76,000	(1,364)
HSBC Bank PLC*	11/21/23	KRW	200,192,080	USD	150,662	(1,928)
HSBC Bank PLC*	11/21/23	THB	8,957,520	USD	255,622	(8,592)
HSBC Bank USA*	11/21/23	USD	255,622	THB	8,957,520	8,592
HSBC Bank USA*	11/21/23	USD	150,662	KRW	200,192,080	1,928

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.*	11/14/23	USD	87,472	EUR	78,988	$3,815
JP Morgan Chase Bank N.A.*	2/06/24	MXN	2,099,551	USD	120,945	(3,017)
Morgan Stanley & Co. LLC*	11/14/23	EUR	148,413	USD	162,803	(5,618)
Morgan Stanley & Co. LLC*	11/14/23	USD	424,069	CHF	368,221	19,995
Morgan Stanley & Co. LLC*	11/21/23	USD	255,473	SGD	345,024	2,527
Morgan Stanley & Co. LLC*	2/06/24	BRL	1,265,922	USD	255,000	(6,866)
						$(51,676)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Long Bond	12/19/23	48	$5,782,373	$(320,873)
U.S. Treasury Ultra 10 Year	12/19/23	25	2,831,173	(42,110)
U.S. Treasury Ultra Bond	12/19/23	63	8,054,866	(577,553)
U.S. Treasury Note 2 Year	12/29/23	51	10,369,185	(30,927)
U.S. Treasury Note 5 Year	12/29/23	88	9,347,149	(75,524)
				$(1,046,987)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	USD	24,000,000	$(285,048)	$(344,135)	$59,087

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 3.965%	Annually	6/23/25	USD	11,000,000	$(207,506)	$—	$(207,506)
12-Month USD SOFR	Annually	Fixed 3.815%	Annually	6/30/25	USD	8,000,000	(170,928)	—	(170,928)
12-Month USD SOFR	Annually	Fixed 3.749%	Annually	7/14/25	USD	8,023,000	(181,261)	—	(181,261)
12-Month USD SOFR	Annually	Fixed 3.618%	Annually	8/07/25	USD	10,467,000	(262,433)	—	(262,433)
Fixed 3.293%	Annually	12-Month USD SOFR	Annually	6/23/33	USD	2,000,000	154,850	—	154,850
Fixed 3.223%	Annually	12-Month USD SOFR	Annually	6/30/33	USD	2,300,000	191,009	—	191,009
Fixed 3.086%	Annually	12-Month USD SOFR	Annually	7/14/33	USD	2,291,000	215,687	—	215,687
Fixed 3.107%	Annually	12-Month USD SOFR	Annually	8/07/33	USD	2,327,000	216,384	—	216,384
							$(44,198)	$—	$(44,198)

*	Contracts are subject to a master netting agreement or similar agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CNH	Offshore Chinese Yuan
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 94.3%
BANK LOANS — 4.6%
Aerospace & Defense — 0.3%
Barnes Group, Inc., Term Loan B, 3 mo. USD Term SOFR + 3.000%
8.416% VRN 9/03/30	$1,102,118	$1,102,669
Apparel — 0.1%
Hanesbrands, Inc., 2023 Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.066% VRN 3/08/30	483,577	472,696
Chemicals — 0.7%
LSF11 A5 Holdco LLC
Term Loan, 1 mo. USD Term SOFR + 3.500%
8.810% VRN 10/15/28	1,000,000	975,250
2023 Incremental Term Loan B, 1 mo. USD Term SOFR + 4.250%
9.666% VRN 10/15/28	2,047,654	2,016,939
		2,992,189
Computers — 0.0%
SonicWall US Holdings, Inc., 2nd Lien Term Loan, 3 mo. USD Term SOFR + 7.500%
13.040% VRN 5/18/26	38,923	36,466
Cosmetics & Personal Care — 0.3%
Journey Personal Care Corp., 2021 Term Loan B, 6 mo. USD LIBOR + 4.250%
9.981% VRN 3/01/28	1,240,482	1,166,053
Electric — 0.2%
Talen Energy Supply LLC, 2023 Term Loan B, 3 mo. USD Term SOFR + 4.500%
9.876% VRN 5/17/30	869,565	872,287
Health Care – Products — 0.4%
Bausch & Lomb Corp., 2023 Incremental Term Loan,
0.000% 9/14/28 (a)	1,576,458	1,554,782
Internet — 0.3%
MH Sub I LLC, 2023 Term Loan, 1 mo. USD Term SOFR + 4.250%
9.566% VRN 5/03/28	1,189,403	1,149,070
Investment Companies — 0.3%
GIP Pilot Acquisition Partners LP, Term Loan,
0.000% 9/18/30 (a)	1,166,975	1,162,598

	Principal Amount	Value
Mining — 0.3%
Arsenal AIC Parent LLC, Term Loan, 3 mo. USD Term SOFR + 4.500%
9.879% VRN 8/18/30	$1,154,586	$1,151,215
Packaging & Containers — 0.2%
Clydesdale Acquisition Holdings, Inc., Term Loan B, 1 mo. USD Term SOFR + 4.175%
9.591% VRN 4/13/29	647,572	638,046
Real Estate Investment Trusts (REITS) — 0.4%
RHP Hotel Properties LP, 2023 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.066% VRN 5/18/30	1,530,769	1,533,065
Software — 0.9%
Banff Merger Sub, Inc., 2021 USD 2nd Lien Term Loan,
0.000% 2/27/26 (a)	2,500,000	2,485,275
Quest Software U.S. Holdings, Inc., 2022 2nd Lien Term Loan, 3 mo. USD Term SOFR + 7.500%
13.019% VRN 2/01/30	1,528,400	1,039,312
		3,524,587
Telecommunications — 0.2%
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, 3 mo. USD Term SOFR + 4.250%
9.772% VRN 2/01/29	976,202	973,098

TOTAL BANK LOANS (Cost $18,652,675)		18,328,821

CORPORATE DEBT — 89.7%
Advertising — 0.7%
Clear Channel Outdoor Holdings, Inc.
9.000% 9/15/28 (b)	710,000	703,141
CMG Media Corp.
8.875% 12/15/27 (b)	943,000	738,105
Stagwell Global LLC
5.625% 8/15/29 (b)	1,514,000	1,222,555
		2,663,801
Aerospace & Defense — 0.7%
TransDigm, Inc.
6.750% 8/15/28 (b)	907,000	892,931
Triumph Group, Inc.
7.750% 8/15/25 (c)	493,000	468,350
9.000% 3/15/28 (b)	1,345,000	1,329,944
		2,691,225

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Agriculture — 0.2%
Darling Ingredients, Inc.
6.000% 6/15/30 (b)	$938,000	$888,035
Airlines — 2.2%
Allegiant Travel Co.
7.250% 8/15/27 (b)	2,000,000	1,882,500
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (b)	3,597,917	3,513,951
5.750% 4/20/29 (b)	1,488,000	1,383,915
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.
5.750% 1/20/26 (b)	946,043	851,303
United Airlines, Inc.
4.375% 4/15/26 (b)	758,000	700,991
4.625% 4/15/29 (b)	795,000	683,327
		9,015,987
Auto Manufacturers — 2.2%
Ford Motor Co.
3.250% 2/12/32	2,869,000	2,211,033
Ford Motor Credit Co. LLC
4.000% 11/13/30	2,330,000	1,946,005
4.125% 8/17/27	1,560,000	1,420,810
4.389% 1/08/26	712,000	672,007
5.113% 5/03/29	322,000	294,736
6.950% 6/10/26	1,000,000	998,775
7.350% 11/04/27	1,232,000	1,256,229
		8,799,595
Auto Parts & Equipment — 0.6%
Adient Global Holdings Ltd.
4.875% 8/15/26 (b)	1,734,000	1,635,405
8.250% 4/15/31 (b)	816,000	817,157
		2,452,562
Biotechnology — 0.2%
Emergent BioSolutions, Inc.
3.875% 8/15/28 (b)	1,668,000	696,498
Building Materials — 2.2%
Emerald Debt Merger Sub LLC
6.625% 12/15/30 (b)	2,389,000	2,299,830
Knife River Corp.
7.750% 5/01/31 (b)	1,107,000	1,109,258
New Enterprise Stone & Lime Co., Inc.
5.250% 7/15/28 (b)	2,072,000	1,859,144
9.750% 7/15/28 (b)	3,764,000	3,716,950
		8,985,182

	Principal Amount	Value
Chemicals — 4.2%
Celanese US Holdings LLC
6.379% 7/15/32 (c)	$2,895,000	$2,789,397
Consolidated Energy Finance SA
5.625% 10/15/28 (b)	4,296,000	3,549,570
LSF11 A5 HoldCo LLC
6.625% 10/15/29 (b)	2,667,000	2,217,344
Methanex Corp.
5.125% 10/15/27	2,056,000	1,896,606
5.250% 12/15/29 (c)	1,618,000	1,442,842
Olympus Water US Holding Corp.
4.250% 10/01/28 (b)	2,503,000	2,040,483
6.250% 10/01/29 (b) (c)	1,772,000	1,369,256
Polar US Borrower LLC/Schenectady International Group, Inc.
6.750% 5/15/26 (b)	1,257,000	628,500
Tronox, Inc.
4.625% 3/15/29 (b)	689,000	556,027
Vibrantz Technologies, Inc.
9.000% 2/15/30 (b) (c)	498,000	396,329
		16,886,354
Coal — 0.5%
Coronado Finance Pty. Ltd.
10.750% 5/15/26 (b)	2,077,000	2,149,749
Commercial Services — 1.9%
Alta Equipment Group, Inc.
5.625% 4/15/26 (b)	2,194,000	2,021,222
PECF USS Intermediate Holding III Corp.
8.000% 11/15/29 (b)	599,000	324,958
Prime Security Services Borrower LLC/Prime Finance, Inc.
6.250% 1/15/28 (b) (c)	2,865,000	2,653,473
PROG Holdings, Inc.
6.000% 11/15/29 (b)	2,527,000	2,204,807
Sabre Global, Inc.
8.625% 6/01/27 (b)	446,000	378,122
		7,582,582
Computers — 0.5%
Presidio Holdings, Inc.
8.250% 2/01/28 (b) (c)	1,048,000	1,001,576
Seagate HDD Cayman
9.625% 12/01/32 (b)	748,800	806,863
		1,808,439
Cosmetics & Personal Care — 0.7%
Coty, Inc.
6.500% 4/15/26 (b) (c)	472,000	469,640

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC
4.750% 1/15/29 (b)	$2,104,000	$1,897,324
6.625% 7/15/30 (b)	331,000	323,169
		2,690,133
Distribution & Wholesale — 0.7%
American Builders & Contractors Supply Co., Inc.
3.875% 11/15/29 (b)	1,527,000	1,272,485
Resideo Funding, Inc.
4.000% 9/01/29 (b) (c)	1,882,000	1,546,214
		2,818,699
Diversified Financial Services — 5.8%
Coinbase Global, Inc.
3.375% 10/01/28 (b)	305,000	219,703
3.625% 10/01/31 (b)	373,000	247,489
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (b)	9,512,514	9,060,670
Jefferson Capital Holdings LLC
6.000% 8/15/26 (b)	2,664,000	2,356,576
Macquarie Airfinance Holdings Ltd.
8.125% 3/30/29 (b)	675,000	675,911
8.375% 5/01/28 (b)	1,977,000	2,004,184
Midcap Financial Issuer Trust
5.625% 1/15/30 (b)	723,000	560,715
6.500% 5/01/28 (b)	1,492,000	1,287,892
OneMain Finance Corp.
4.000% 9/15/30 (c)	1,207,000	905,678
5.375% 11/15/29	1,195,000	1,000,812
PRA Group, Inc.
5.000% 10/01/29 (b) (c)	4,020,000	3,053,148
7.375% 9/01/25 (b)	1,582,000	1,540,482
8.375% 2/01/28 (b)	445,000	404,950
		23,318,210
Electric — 3.0%
PG&E Corp.
5.000% 7/01/28 (c)	3,121,000	2,826,938
5.250% 7/01/30 (c)	583,000	506,663
Pike Corp.
5.500% 9/01/28 (b)	2,213,000	1,936,111
Talen Energy Supply LLC
8.625% 6/01/30 (b)	2,894,000	2,966,644
Vistra Operations Co. LLC
3.550% 7/15/24 (b)	2,027,000	1,976,869
5.125% 5/13/25 (b)	2,000,000	1,948,844
		12,162,069

	Principal Amount	Value
Electronics — 0.5%
Atkore, Inc.
4.250% 6/01/31 (b)	$2,549,000	$2,142,957
Engineering & Construction — 1.3%
Arcosa, Inc.
4.375% 4/15/29 (b)	2,166,000	1,890,274
Global Infrastructure Solutions, Inc.
5.625% 6/01/29 (b)	488,000	402,229
7.500% 4/15/32 (b)	1,457,000	1,246,653
MasTec, Inc.
4.500% 8/15/28 (b)	938,000	843,538
Railworks Holdings LP/Railworks Rally, Inc.
8.250% 11/15/28 (b)	879,000	833,072
		5,215,766
Entertainment — 1.0%
Caesars Entertainment, Inc.
6.250% 7/01/25 (b)	1,063,000	1,048,451
7.000% 2/15/30 (b)	419,000	407,713
Live Nation Entertainment, Inc.
4.750% 10/15/27 (b)	930,000	851,531
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.875% 5/01/29 (b)	987,000	840,302
Ontario Gaming GTA LP
8.000% 8/01/30 (b)	684,000	684,000
		3,831,997
Environmental Controls — 0.2%
Enviri Corp.
5.750% 7/31/27 (b)	847,000	744,962
Food — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
6.500% 2/15/28 (b)	1,532,000	1,514,193
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.625% 1/15/32	2,474,000	1,969,825
3.750% 12/01/31	400,000	320,416
		3,804,434
Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
9.375% 6/01/28 (b)	1,254,000	1,271,242
Hand & Machine Tools — 0.9%
Regal Rexnord Corp.
6.400% 4/15/33 (b)	3,908,000	3,764,216
Health Care – Products — 0.6%
Bausch & Lomb Escrow Corp.
8.375% 10/01/28 (b)	592,000	593,758

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Garden Spinco Corp.
8.625% 7/20/30 (b)	$1,861,000	$1,942,615
		2,536,373
Health Care – Services — 5.6%
Centene Corp.
4.625% 12/15/29	3,879,000	3,493,544
Charles River Laboratories International, Inc.
3.750% 3/15/29 (b)	50,000	42,874
4.250% 5/01/28 (b)	1,025,000	919,196
CHS/Community Health Systems, Inc.
4.750% 2/15/31 (b)	1,356,000	959,668
5.625% 3/15/27 (b)	556,000	476,889
6.000% 1/15/29 (b)	1,492,000	1,204,911
6.125% 4/01/30 (b)	1,361,000	692,409
6.875% 4/15/29 (b)	472,000	250,642
HCA, Inc.
3.500% 9/01/30	5,131,000	4,340,957
LifePoint Health, Inc.
9.875% 8/15/30 (b)	2,140,000	2,071,798
11.000% 10/15/30 (b) (d)	1,771,000	1,771,000
Molina Healthcare, Inc.
4.375% 6/15/28 (b)	1,253,000	1,122,748
Radiology Partners, Inc.
9.250% 2/01/28 (b)	3,443,000	1,359,985
RP Escrow Issuer LLC
5.250% 12/15/25 (b) (c)	1,155,000	837,820
Tenet Healthcare Corp.
4.375% 1/15/30	1,178,000	1,013,226
6.125% 6/15/30	2,081,000	1,951,040
		22,508,707
Home Builders — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.625% 8/01/29 (b)	1,241,000	1,047,236
Mattamy Group Corp.
4.625% 3/01/30 (b) (c)	4,245,000	3,612,832
5.250% 12/15/27 (b)	25,000	22,816
		4,682,884
Insurance — 0.7%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.750% 4/15/28 (b)	696,000	671,678
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co.-Issuer, Inc.
7.625% 10/15/25 (b)	2,333,066	2,280,455
		2,952,133

	Principal Amount	Value
Internet — 1.1%
Getty Images, Inc.
9.750% 3/01/27 (b)	$3,859,000	$3,854,711
Uber Technologies, Inc.
4.500% 8/15/29 (b)	770,000	688,270
		4,542,981
Investment Companies — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.750% 9/15/24	1,179,000	1,135,574
6.250% 5/15/26	2,131,000	1,979,790
		3,115,364
Leisure Time — 2.9%
Carnival Corp.
7.625% 3/01/26 (b) (c)	651,000	633,283
5.750% 3/01/27 (b)	1,023,000	926,044
6.000% 5/01/29 (b)	1,597,000	1,362,214
7.000% 8/15/29 (b)	184,000	181,429
Life Time, Inc.
5.750% 1/15/26 (b)	189,000	183,138
8.000% 4/15/26 (b)	848,000	833,160
NCL Corp. Ltd.
5.875% 3/15/26 (b)	781,000	721,053
5.875% 2/15/27 (b)	224,000	213,017
8.375% 2/01/28 (b)	668,000	677,597
NCL Finance Ltd.
6.125% 3/15/28 (b)	620,000	547,150
Royal Caribbean Cruises Ltd.
4.250% 7/01/26 (b)	1,609,000	1,475,278
5.500% 8/31/26 (b)	601,000	567,284
5.375% 7/15/27 (b)	451,000	417,401
5.500% 4/01/28 (b)	504,000	462,164
Viking Cruises Ltd.
7.000% 2/15/29 (b)	2,608,000	2,399,360
		11,599,572
Lodging — 1.6%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
4.875% 7/01/31 (b)	1,266,000	1,032,070
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
5.875% 5/15/25 (b)	1,046,000	1,009,389
Travel & Leisure Co.
4.500% 12/01/29 (b)	1,000,000	838,750
4.625% 3/01/30 (b)	800,000	673,216
6.000% STEP 4/01/27	419,000	398,637
6.625% 7/31/26 (b)	1,839,000	1,789,347

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (b)	$968,000	$869,441
		6,610,850
Machinery – Diversified — 0.2%
Chart Industries, Inc.
7.500% 1/01/30 (b)	756,000	760,143
Media — 6.3%
Altice Financing SA
5.000% 1/15/28 (b)	1,105,000	943,541
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (b)	2,361,000	1,879,447
4.250% 1/15/34 (b)	3,376,000	2,485,675
4.500% 5/01/32	853,000	669,475
5.000% 2/01/28 (b)	939,000	852,742
5.375% 6/01/29 (b)	1,205,000	1,081,136
CSC Holdings LLC
4.625% 12/01/30 (b)	1,843,000	979,837
5.750% 1/15/30 (b)	670,000	375,398
7.500% 4/01/28 (b) (c)	800,000	519,436
Cumulus Media New Holdings, Inc.
6.750% 7/01/26 (b) (c)	1,114,000	843,855
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.
5.875% 8/15/27 (b)	2,669,000	2,359,876
DISH DBS Corp.
5.125% 6/01/29	380,000	210,664
5.250% 12/01/26 (b)	392,000	333,141
5.750% 12/01/28 (b)	504,000	387,450
7.375% 7/01/28	918,000	578,422
DISH Network Corp.
11.750% 11/15/27 (b)	818,000	824,107
Gray Escrow II, Inc.
5.375% 11/15/31 (b)	1,881,000	1,230,996
iHeartCommunications, Inc.
8.375% 5/01/27 (c)	1,265,114	907,548
LCPR Senior Secured Financing DAC
6.750% 10/15/27 (b)	2,216,000	2,035,396
Sirius XM Radio, Inc.
3.875% 9/01/31 (b)	1,879,000	1,423,269
Virgin Media Secured Finance PLC
4.500% 8/15/30 (b)	250,000	206,525
5.500% 5/15/29 (b)	4,137,000	3,685,588
Virgin Media Vendor Financing Notes IV DAC
5.000% 7/15/28 (b)	588,000	507,397
		25,320,921

	Principal Amount	Value
Mining — 1.5%
Arsenal AIC Parent LLC
8.000% 10/01/30 (b)	$691,000	$687,559
Constellium SE
3.750% 4/15/29 (b)	600,000	502,750
First Quantum Minerals Ltd.
6.875% 3/01/26 (b) (c)	1,420,000	1,378,374
7.500% 4/01/25 (b)	2,297,000	2,292,487
8.625% 6/01/31 (b)	805,000	801,121
Novelis Corp.
3.250% 11/15/26 (b)	304,000	271,501
3.875% 8/15/31 (b)	313,000	249,957
		6,183,749
Miscellaneous - Manufacturing — 0.6%
Amsted Industries, Inc.
5.625% 7/01/27 (b)	2,435,000	2,295,020
Oil & Gas — 9.6%
Apache Corp.
4.750% 4/15/43 (c)	816,000	594,344
5.100% 9/01/40	607,000	482,188
5.350% 7/01/49	910,000	697,173
Chesapeake Energy Corp.
5.875% 2/01/29 (b)	1,359,000	1,278,747
Comstock Resources, Inc.
5.875% 1/15/30 (b)	733,000	634,507
6.750% 3/01/29 (b)	512,000	470,985
CVR Energy, Inc.
5.250% 2/15/25 (b)	1,944,000	1,896,430
5.750% 2/15/28 (b)	1,222,000	1,105,908
Hilcorp Energy I LP/Hilcorp Finance Co.
5.750% 2/01/29 (b)	513,000	463,236
6.000% 4/15/30 (b)	443,000	399,433
6.000% 2/01/31 (b)	1,792,000	1,576,608
6.250% 11/01/28 (b)	2,052,000	1,924,192
Nabors Industries Ltd.
7.250% 1/15/26 (b)	2,399,000	2,318,034
7.500% 1/15/28 (b)	909,000	840,360
Nabors Industries, Inc.
5.750% 2/01/25	387,000	378,776
7.375% 5/15/27 (b)	2,040,000	1,973,449
Neptune Energy Bondco PLC
6.625% 5/15/25 (b)	6,763,000	6,698,751
Occidental Petroleum Corp.
6.200% 3/15/40	1,570,000	1,496,532
6.375% 9/01/28	2,015,000	2,030,032
6.450% 9/15/36	1,040,000	1,021,212
6.600% 3/15/46	801,000	787,047
7.500% 5/01/31	707,000	750,299

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Parkland Corp.
4.625% 5/01/30 (b)	$795,000	$677,721
5.875% 7/15/27 (b)	2,479,000	2,359,006
Permian Resources Operating LLC
7.000% 1/15/32 (b)	1,421,000	1,401,408
Southwestern Energy Co.
4.750% 2/01/32	380,000	326,150
Sunoco LP/Sunoco Finance Corp.
5.875% 3/15/28	245,000	235,032
6.000% 4/15/27	753,000	729,833
7.000% 9/15/28 (b)	735,000	725,257
Transocean Poseidon Ltd.
6.875% 2/01/27 (b)	147,000	144,730
Transocean, Inc.
7.250% 11/01/25 (b)	1,205,000	1,183,920
7.500% 1/15/26 (b)	931,000	909,885
		38,511,185
Oil & Gas Services — 0.7%
Weatherford International Ltd.
8.625% 4/30/30 (b)	2,835,000	2,856,702
Packaging & Containers — 1.8%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
4.000% 9/01/29 (b) (c)	389,000	304,420
Clydesdale Acquisition Holdings, Inc.
8.750% 4/15/30 (b)	1,744,000	1,495,758
Graham Packaging Co., Inc.
7.125% 8/15/28 (b)	1,295,000	1,084,890
Mauser Packaging Solutions Holding Co.
7.875% 8/15/26 (b)	2,895,000	2,792,910
9.250% 4/15/27 (b)	1,077,000	941,390
Trident TPI Holdings, Inc.
12.750% 12/31/28 (b)	527,000	550,715
		7,170,083
Pharmaceuticals — 3.1%
1375209 BC Ltd.
9.000% 1/30/28 (b)	3,955,000	3,909,411
AdaptHealth LLC
4.625% 8/01/29 (b)	1,000,000	767,506
5.125% 3/01/30 (b) (c)	2,000,000	1,548,755
Bausch Health Cos., Inc.
4.875% 6/01/28 (b)	1,347,000	766,020
9.000% 12/15/25 (b)	870,000	791,378
11.000% 9/30/28 (b)	741,000	502,731
14.000% 10/15/30 (b)	286,000	168,826
Herbalife Nutrition Ltd./HLF Financing, Inc.
7.875% 9/01/25 (b)	2,128,000	2,028,410

	Principal Amount	Value
Jazz Securities DAC
4.375% 1/15/29 (b)	$1,247,000	$1,087,239
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.125% 4/30/28 (b)	527,000	457,915
5.125% 4/30/31 (b)	724,000	580,179
		12,608,370
Pipelines — 7.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.375% 6/15/29 (b)	1,051,000	962,283
CQP Holdco LP/BIP-V Chinook Holdco LLC
5.500% 6/15/31 (b)	4,376,000	3,878,659
Enbridge, Inc., Series NC5, 5 yr. CMT + 3.785%
8.250% VRN 1/15/84	1,612,000	1,581,204
Energy Transfer LP
5 yr. CMT + 5.694% 6.500% VRN (e)	500,000	459,425
5 yr. CMT + 5.306% 7.125% VRN (e)	700,000	603,520
EnLink Midstream LLC
5.375% 6/01/29	786,000	727,051
5.625% 1/15/28 (b)	449,000	424,523
EnLink Midstream Partners LP
4.150% 6/01/25	27,000	25,773
4.850% 7/15/26	277,000	260,784
5.050% 4/01/45	160,000	120,152
5.450% 6/01/47	706,000	551,618
5.600% 4/01/44	3,122,000	2,591,260
EQM Midstream Partners LP
4.500% 1/15/29 (b)	1,111,000	988,743
6.000% 7/01/25 (b)	339,000	333,737
6.500% 7/01/27 (b)	763,000	745,052
7.500% 6/01/27 (b)	832,000	833,657
7.500% 6/01/30 (b)	176,000	176,747
Genesis Energy LP/Genesis Energy Finance Corp.
6.250% 5/15/26 (c)	290,000	277,993
6.500% 10/01/25	2,411,000	2,369,564
8.000% 1/15/27	553,000	533,058
Harvest Midstream I LP
7.500% 9/01/28 (b)	1,911,000	1,847,234
ITT Holdings LLC
6.500% 8/01/29 (b)	4,327,000	3,667,668
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.500% 2/01/26 (b)	2,943,000	2,910,738
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (b)	869,000	731,245

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.125% 8/15/31 (b)	$994,000	$815,697
Western Midstream Operating LP
5.450% 4/01/44	929,000	748,872
		29,166,257
Private Equity — 0.1%
GTCR W-2 Merger Sub LLC
7.500% 1/15/31 (b) (d)	431,000	431,603
Real Estate — 0.5%
Realogy Group LLC/Realogy Co.-Issuer Corp.
5.750% 1/15/29 (b) (c)	2,591,000	1,873,164
Real Estate Investment Trusts (REITS) — 1.4%
Iron Mountain, Inc.
7.000% 2/15/29 (b)	915,000	894,900
RLJ Lodging Trust LP
3.750% 7/01/26 (b)	1,238,000	1,119,635
4.000% 9/15/29 (b) (c)	829,000	678,901
Service Properties Trust
3.950% 1/15/28	359,000	279,644
4.375% 2/15/30	568,000	407,611
4.950% 2/15/27	284,000	239,804
5.500% 12/15/27	949,000	811,048
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
4.750% 4/15/28 (b)	1,162,000	948,869
6.500% 2/15/29 (b)	560,000	366,677
		5,747,089
Retail — 3.5%
Asbury Automotive Group, Inc.
4.625% 11/15/29 (b)	993,000	852,868
Bath & Body Works, Inc.
6.750% 7/01/36	658,000	576,506
6.875% 11/01/35	1,478,000	1,319,977
Brinker International, Inc.
8.250% 7/15/30 (b)	989,000	951,912
Macy’s Retail Holdings LLC
5.875% 4/01/29 (b)	261,000	228,529
5.875% 3/15/30 (b) (c)	875,000	741,773
6.125% 3/15/32 (b)	553,000	456,385
Nordstrom, Inc.
5.000% 1/15/44	2,190,000	1,292,319
PetSmart, Inc./PetSmart Finance Corp.
4.750% 2/15/28 (b)	610,000	534,017
7.750% 2/15/29 (b)	1,096,000	1,021,350
Sonic Automotive, Inc.
4.625% 11/15/29 (b) (c)	1,085,000	899,415
4.875% 11/15/31 (b) (c)	1,260,000	1,003,193
Staples, Inc.
7.500% 4/15/26 (b)	1,049,000	862,638

	Principal Amount	Value
10.750% 4/15/27 (b)	$686,000	$402,716
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.000% 6/01/31 (b)	1,271,000	1,060,942
Superior Plus LP/Superior General Partner, Inc.
4.500% 3/15/29 (b)	2,169,000	1,884,883
		14,089,423
Software — 1.3%
AthenaHealth Group, Inc.
6.500% 2/15/30 (b)	1,906,000	1,594,383
Boxer Parent Co., Inc.
9.125% 3/01/26 (b)	158,000	157,557
Consensus Cloud Solutions, Inc.
6.000% 10/15/26 (b) (c)	1,761,000	1,620,910
6.500% 10/15/28 (b) (c)	267,000	227,548
Veritas US, Inc./Veritas Bermuda Ltd.
7.500% 9/01/25 (b)	2,028,000	1,694,424
		5,294,822
Telecommunications — 4.8%
Altice France Holding SA
10.500% 5/15/27 (b)	494,000	308,099
Altice France SA
5.125% 7/15/29 (b)	1,663,000	1,182,237
C&W Senior Financing DAC
6.875% 9/15/27 (b)	1,105,000	971,658
Connect Finco Sarl/Connect US Finco LLC
6.750% 10/01/26 (b)	4,032,000	3,760,637
Frontier Communications Holdings LLC
5.000% 5/01/28 (b)	3,081,000	2,630,627
6.000% 1/15/30 (b)	2,191,000	1,602,469
6.750% 5/01/29 (b) (c)	902,000	693,978
GoTo Group, Inc.
5.500% 9/01/27 (b)	760,000	422,334
Hughes Satellite Systems Corp.
6.625% 8/01/26 (c)	2,280,000	1,949,400
Intelsat Jackson Holdings SA
6.500% 3/15/30 (b)	1,079,000	956,904
Sprint Capital Corp.
8.750% 3/15/32	3,869,000	4,475,837
Viasat, Inc.
6.500% 7/15/28 (b)	546,000	378,105
		19,332,285
Transportation — 1.1%
Carriage Purchaser, Inc.
7.875% 10/15/29 (b)	1,473,000	1,117,285

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Seaspan Corp.
5.500% 8/01/29 (b)	$3,997,000	$3,207,212
		4,324,497

TOTAL CORPORATE DEBT (Cost $396,752,853)		360,898,871

TOTAL BONDS & NOTES (Cost $415,405,528)		379,227,692

TOTAL LONG-TERM INVESTMENTS (Cost $415,405,528)		379,227,692

SHORT-TERM INVESTMENTS — 11.7%
Commercial Paper — 4.7%
Bayer Corp.
6.361% 8/15/24 (b)	4,000,000	3,787,320
Tampa Electric Co.
5.673% 10/05/23 (b)	5,000,000	4,995,459
5.707% 10/10/23 (b)	2,000,000	1,996,658
TELUS Corp.
5.822% 10/26/23 (b)	3,000,000	2,987,548
VW Credit, Inc.
5.666% 10/18/23 (b)	5,000,000	4,985,505
		18,752,490

	Number of Shares
Investment of Cash Collateral from Securities Loaned — 6.2%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	24,969,253	24,969,253

	Principal Amount	Value
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (g)	$3,254,724	$3,254,724

TOTAL SHORT-TERM INVESTMENTS (Cost $46,984,207)		46,976,467

TOTAL INVESTMENTS — 106.0% (Cost $462,389,735) (h)		426,204,159

Other Assets/(Liabilities) — (6.0)%		(24,036,596)

NET ASSETS — 100.0%		$402,167,563

Abbreviation Legend

LIBOR	London Inter-Bank Offered Rate
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled bank loan commitments at September 30, 2023 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $308,314,324 or 76.66% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $24,637,463 or 6.13% of net assets. The Fund received $663,542 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Security is perpetual and has no stated maturity date.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $3,255,157. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/31/26, and an aggregate market value, including accrued interest, of $3,319,870.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 64.3%
COMMON STOCK — 64.3%
Basic Materials — 1.3%
Chemicals — 0.8%
Air Products & Chemicals, Inc.	456	$129,231
Albemarle Corp.	55	9,352
Dow, Inc.	4,051	208,870
DuPont de Nemours, Inc.	1,576	117,554
Ecolab, Inc.	441	74,705
International Flavors & Fragrances, Inc.	78	5,317
LyondellBasell Industries NV Class A	1,387	131,349
PPG Industries, Inc.	534	69,313
Sherwin-Williams Co.	360	91,818
		837,509
Iron & Steel — 0.4%
Nucor Corp.	2,763	431,995
Mining — 0.1%
Newmont Corp.	1,326	48,996
		1,318,500
Communications — 4.2%
Advertising — 0.1%
Omnicom Group, Inc.	1,193	88,855
Internet — 1.6%
Booking Holdings, Inc. (a)	278	857,338
CDW Corp.	323	65,168
DoorDash, Inc., Class A (a)	132	10,490
eBay, Inc.	2,277	100,393
Netflix, Inc. (a)	687	259,411
Palo Alto Networks, Inc. (a)	699	163,874
VeriSign, Inc. (a)	703	142,379
		1,599,053
Media — 0.3%
Fox Corp. Class A	5,292	165,110
Sirius XM Holdings, Inc.	1,198	5,415
Walt Disney Co. (a)	2,105	170,610
		341,135
Telecommunications — 2.2%
Arista Networks, Inc. (a)	405	74,492
Cisco Systems, Inc.	21,039	1,131,057
Corning, Inc.	1,749	53,292
Motorola Solutions, Inc.	772	210,169
Verizon Communications, Inc.	26,089	845,544
		2,314,554
		4,343,597

	Number of Shares	Value
Consumer, Cyclical — 6.2%
Apparel — 0.2%
NIKE, Inc. Class B	2,466	$235,799
Auto Manufacturers — 0.3%
Cummins, Inc.	596	136,162
Ford Motor Co.	16,556	205,626
		341,788
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	535	52,746
Distribution & Wholesale — 0.3%
Copart, Inc. (a)	2,963	127,676
W.W. Grainger, Inc.	221	152,896
		280,572
Home Builders — 0.2%
DR Horton, Inc.	1,955	210,104
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	771	115,789
Las Vegas Sands Corp.	1,025	46,986
Marriott International, Inc. Class A	714	140,344
		303,119
Retail — 4.8%
AutoZone, Inc. (a)	183	464,818
Best Buy Co., Inc.	1,252	86,976
Chipotle Mexican Grill, Inc. (a)	49	89,760
Dollar General Corp.	460	48,668
Dollar Tree, Inc. (a)	370	39,387
Genuine Parts Co.	625	90,238
Home Depot, Inc.	3,876	1,171,172
Lowe’s Cos., Inc.	4,262	885,814
Lululemon Athletica, Inc. (a)	268	103,343
O’Reilly Automotive, Inc. (a)	541	491,693
Ross Stores, Inc.	1,506	170,103
Target Corp.	1,012	111,897
TJX Cos., Inc.	7,214	641,180
Ulta Beauty, Inc. (a)	514	205,317
Walgreens Boots Alliance, Inc.	889	19,771
Yum! Brands, Inc.	2,703	337,713
		4,957,850
		6,381,978
Consumer, Non-cyclical — 15.0%
Beverages — 1.7%
Brown-Forman Corp. Class B	299	17,249
Coca-Cola Co.	9,450	529,011
Constellation Brands, Inc. Class A	492	123,655
Keurig Dr Pepper, Inc.	2,002	63,203
Monster Beverage Corp. (a)	1,793	94,939

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PepsiCo, Inc.	5,293	$896,846
		1,724,903
Biotechnology — 1.8%
Amgen, Inc.	1,452	390,239
Biogen, Inc. (a)	377	96,893
BioMarin Pharmaceutical, Inc. (a)	163	14,422
BioNTech SE ADR (a)	626	68,009
Gilead Sciences, Inc.	7,783	583,258
Illumina, Inc. (a)	77	10,571
Incyte Corp. (a)	499	28,827
Moderna, Inc. (a)	204	21,071
Regeneron Pharmaceuticals, Inc. (a)	375	308,610
Vertex Pharmaceuticals, Inc. (a)	1,022	355,390
		1,877,290
Commercial Services — 0.8%
Automatic Data Processing, Inc.	684	164,557
Block, Inc. (a)	220	9,737
Cintas Corp.	205	98,607
CoStar Group, Inc. (a)	493	37,907
Global Payments, Inc.	1,132	130,621
Moody’s Corp.	239	75,565
PayPal Holdings, Inc. (a)	2,012	117,621
S&P Global, Inc.	277	101,219
Verisk Analytics, Inc.	386	91,189
		827,023
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	2,754	195,837
Estee Lauder Cos., Inc. Class A	286	41,341
Procter & Gamble Co.	8,680	1,266,065
		1,503,243
Food — 1.5%
Campbell Soup Co.	1,461	60,018
General Mills, Inc.	7,360	470,966
Hershey Co.	1,651	330,332
Kellogg Co.	1,056	62,843
Kroger Co.	4,180	187,055
McCormick & Co., Inc.	236	17,851
Mondelez International, Inc. Class A	4,792	332,565
Sysco Corp.	489	32,298
		1,493,928
Health Care – Products — 1.9%
Abbott Laboratories	4,559	441,539
Align Technology, Inc. (a)	119	36,333
Baxter International, Inc.	461	17,398
Boston Scientific Corp. (a)	5,155	272,184
Danaher Corp.	699	173,422
Edwards Lifesciences Corp. (a)	634	43,924

	Number of Shares	Value
IDEXX Laboratories, Inc. (a)	135	$59,032
Intuitive Surgical, Inc. (a)	449	131,238
Medtronic PLC	2,815	220,583
ResMed, Inc.	128	18,927
STERIS PLC	78	17,115
Thermo Fisher Scientific, Inc.	695	351,788
Waters Corp. (a)	75	20,566
West Pharmaceutical Services, Inc.	92	34,519
Zimmer Biomet Holdings, Inc.	873	97,968
		1,936,536
Health Care – Services — 1.8%
Centene Corp. (a)	1,092	75,217
Elevance Health, Inc.	609	265,171
Fortrea Holdings, Inc. (a)	217	6,204
Humana, Inc.	487	236,935
IQVIA Holdings, Inc. (a)	175	34,431
Laboratory Corp. of America Holdings	219	44,030
Quest Diagnostics, Inc.	349	42,529
UnitedHealth Group, Inc.	2,235	1,126,865
		1,831,382
Household Products & Wares — 0.2%
Church & Dwight Co., Inc.	556	50,947
Clorox Co.	382	50,065
Kimberly-Clark Corp.	1,185	143,207
		244,219
Pharmaceuticals — 3.8%
Becton Dickinson & Co.	575	148,655
Bristol-Myers Squibb Co.	9,670	561,247
Cardinal Health, Inc.	1,004	87,167
Cencora, Inc.	482	86,745
Cigna Group	1,011	289,217
CVS Health Corp.	2,378	166,032
Dexcom, Inc. (a)	429	40,026
Eli Lilly & Co.	1,692	908,824
McKesson Corp.	392	170,461
Merck & Co., Inc.	10,381	1,068,724
Pfizer, Inc.	6,136	203,531
Zoetis, Inc.	900	156,582
		3,887,211
		15,325,735
Energy — 3.0%
Energy – Alternate Sources — 0.0%
Enphase Energy, Inc. (a)	132	15,860
Oil & Gas — 1.7%
Marathon Petroleum Corp.	6,665	1,008,681
Valero Energy Corp.	5,128	726,689
		1,735,370

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.4%
Baker Hughes Co.	3,190	$112,671
Halliburton Co.	3,144	127,332
Schlumberger NV	2,439	142,193
		382,196
Pipelines — 0.9%
Cheniere Energy, Inc.	2,495	414,070
Kinder Morgan, Inc.	12,391	205,443
ONEOK, Inc.	1,565	99,268
Williams Cos., Inc.	5,174	174,312
		893,093
		3,026,519
Financial — 7.5%
Banks — 0.5%
Bank of New York Mellon Corp.	5,639	240,503
Fifth Third Bancorp	1,519	38,476
Northern Trust Corp.	442	30,710
Regions Financial Corp.	2,463	42,364
State Street Corp.	1,237	82,829
Truist Financial Corp.	3,655	104,570
		539,452
Diversified Financial Services — 2.6%
American Express Co.	2,277	339,705
Ameriprise Financial, Inc.	362	119,344
BlackRock, Inc.	271	175,199
Charles Schwab Corp.	992	54,461
CME Group, Inc.	670	134,147
Discover Financial Services	2,930	253,826
Intercontinental Exchange, Inc.	964	106,059
Nasdaq, Inc.	759	36,880
T. Rowe Price Group, Inc.	664	69,634
Visa, Inc. Class A	5,867	1,349,469
		2,638,724
Insurance — 3.0%
Aflac, Inc.	2,187	167,852
Allstate Corp.	476	53,031
American International Group, Inc.	2,218	134,411
Aon PLC Class A	742	240,571
Arch Capital Group Ltd. (a)	3,640	290,144
Arthur J Gallagher & Co.	626	142,684
Chubb Ltd.	2,099	436,970
Hartford Financial Services Group, Inc.	1,877	133,098
Marsh & McLennan Cos., Inc.	1,739	330,932
MetLife, Inc.	2,978	187,346
Principal Financial Group, Inc.	1,070	77,115
Progressive Corp.	3,063	426,676
Prudential Financial, Inc.	1,128	107,036

	Number of Shares	Value
Travelers Cos., Inc.	1,488	$243,005
Willis Towers Watson PLC	511	106,779
		3,077,650
Private Equity — 0.1%
Blackstone, Inc.	805	86,248
KKR & Co., Inc.	233	14,353
		100,601
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	960	70,906
Real Estate Investment Trusts (REITS) — 1.2%
Alexandria Real Estate Equities, Inc.	254	25,425
American Tower Corp.	562	92,421
AvalonBay Communities, Inc.	330	56,674
Crown Castle, Inc.	589	54,206
Digital Realty Trust, Inc.	446	53,975
Equinix, Inc.	217	157,598
Equity Residential	719	42,212
Extra Space Storage, Inc.	164	19,939
Prologis, Inc.	1,195	134,091
Public Storage	517	136,240
Realty Income Corp.	1,727	86,246
SBA Communications Corp.	121	24,221
Simon Property Group, Inc.	609	65,790
Ventas, Inc.	797	33,578
VICI Properties, Inc.	2,909	84,652
Welltower, Inc.	1,081	88,556
Weyerhaeuser Co.	2,311	70,855
		1,226,679
		7,654,012
Industrial — 4.4%
Building Materials — 0.4%
Carrier Global Corp.	2,154	118,901
Johnson Controls International PLC	1,871	99,556
Martin Marietta Materials, Inc.	112	45,974
Trane Technologies PLC	742	150,559
Vulcan Materials Co.	272	54,949
		469,939
Electrical Components & Equipment — 0.1%
AMETEK, Inc.	789	116,583
Electronics — 0.8%
Agilent Technologies, Inc.	512	57,252
Amphenol Corp. Class A	2,132	179,067
Garmin Ltd.	591	62,173
Honeywell International, Inc.	971	179,382
Keysight Technologies, Inc. (a)	505	66,817
Mettler-Toledo International, Inc. (a)	79	87,537
TE Connectivity Ltd.	1,238	152,930
		785,158

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.4%
Republic Services, Inc.	765	$109,020
Waste Connections, Inc.	1,115	149,745
Waste Management, Inc.	1,219	185,824
		444,589
Machinery – Diversified — 0.5%
Deere & Co.	973	367,191
Otis Worldwide Corp.	1,454	116,771
Rockwell Automation, Inc.	233	66,607
		550,569
Miscellaneous - Manufacturing — 0.6%
Eaton Corp. PLC	1,176	250,817
Illinois Tool Works, Inc.	1,444	332,568
		583,385
Packaging & Containers — 0.1%
Amcor PLC	4,818	44,133
Ball Corp.	300	14,934
		59,067
Transportation — 1.5%
CSX Corp.	9,173	282,070
Expeditors International of Washington, Inc.	1,645	188,566
FedEx Corp.	781	206,903
Norfolk Southern Corp.	681	134,109
Union Pacific Corp.	1,748	355,945
United Parcel Service, Inc. Class B	2,120	330,445
		1,498,038
		4,507,328
Technology — 20.7%
Computers — 6.5%
Accenture PLC Class A	1,934	593,951
Apple, Inc.	29,898	5,118,837
Cognizant Technology Solutions Corp. Class A	2,098	142,118
Fortinet, Inc. (a)	2,292	134,494
Hewlett Packard Enterprise Co.	7,094	123,223
HP, Inc.	3,247	83,448
International Business Machines Corp.	3,402	477,301
NetApp, Inc.	549	41,658
		6,715,030
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a)	67	15,847
Semiconductors — 5.9%
Advanced Micro Devices, Inc. (a)	1,227	126,160
Applied Materials, Inc.	3,862	534,694
Broadcom, Inc.	1,730	1,436,903
Intel Corp.	5,179	184,114

	Number of Shares	Value
KLA Corp.	620	$284,369
Lam Research Corp.	540	338,456
Marvell Technology, Inc.	965	52,235
Micron Technology, Inc.	2,412	164,088
NVIDIA Corp.	4,830	2,101,002
ON Semiconductor Corp. (a)	1,206	112,098
Texas Instruments, Inc.	4,363	693,761
		6,027,880
Software — 8.3%
Adobe, Inc. (a)	1,194	608,821
ANSYS, Inc. (a)	276	82,124
Autodesk, Inc. (a)	446	92,282
Cadence Design Systems, Inc. (a)	1,031	241,563
Electronic Arts, Inc.	1,185	142,674
Fidelity National Information Services, Inc.	846	46,758
Fiserv, Inc. (a)	2,798	316,062
HubSpot, Inc. (a)	50	24,625
Intuit, Inc.	630	321,892
Microsoft Corp.	13,922	4,395,872
MSCI, Inc.	182	93,381
Oracle Corp.	7,782	824,269
Paychex, Inc.	469	54,090
Salesforce, Inc. (a)	2,199	445,913
ServiceNow, Inc. (a)	462	258,240
Snowflake, Inc. Class A (a)	152	23,221
Splunk, Inc. (a)	160	23,400
Synopsys, Inc. (a)	398	182,670
Veeva Systems, Inc. Class A (a)	98	19,938
VMware, Inc. Class A (a)	896	149,166
Workday, Inc. Class A (a)	404	86,799
Zoom Video Communications, Inc. Class A (a)	356	24,899
		8,458,659
		21,217,416
Utilities — 2.0%
Electric — 2.0%
Ameren Corp.	788	58,966
American Electric Power Co., Inc.	1,338	100,644
Avangrid, Inc.	64	1,931
CMS Energy Corp.	554	29,423
Consolidated Edison, Inc.	3,103	265,399
Dominion Energy, Inc.	698	31,180
DTE Energy Co.	545	54,108
Duke Energy Corp.	2,460	217,120
Edison International	1,188	75,188
Entergy Corp.	572	52,910
Eversource Energy	1,262	73,385

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Exelon Corp.	3,478	$131,434
FirstEnergy Corp.	1,846	63,096
NextEra Energy, Inc.	2,161	123,804
Public Service Enterprise Group, Inc.	7,640	434,792
Sempra	698	47,485
WEC Energy Group, Inc.	1,098	88,444
Xcel Energy, Inc.	2,286	130,805
		1,980,114
Water — 0.0%
American Water Works Co., Inc.	264	32,691
		2,012,805

TOTAL COMMON STOCK (Cost $62,285,418)		65,787,890

TOTAL EQUITIES (Cost $62,285,418)		65,787,890

	Principal Amount
BONDS & NOTES — 38.6%
CORPORATE DEBT — 12.3%
Agriculture — 0.1%
Archer-Daniels-Midland Co.
2.700% 9/15/51	$49,000	29,392
Bunge Ltd. Finance Corp.
1.630% 8/17/25	13,000	12,017
3.250% 8/15/26	47,000	43,931
Cargill, Inc.
3.125% 5/25/51 (b)	74,000	47,445
		132,785
Airlines — 0.1%
American Airlines Pass-Through Trust
2.875% 1/11/36	65,300	53,847
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (b)	62,246	60,460
		114,307
Auto Manufacturers — 0.2%
General Motors Financial Co., Inc.
5.800% 6/23/28	72,000	70,338
PACCAR Financial Corp.
4.600% 1/10/28	91,000	88,743
		159,081
Banks — 3.3%
Australia & New Zealand Banking Group Ltd. 5 yr. CMT + 1.700%
2.570% VRN 11/25/35 (b)	225,000	166,571

	Principal Amount	Value
Bank of America Corp.
5 yr. CMT + 1.200% 2.482% VRN 9/21/36	$162,000	$117,884
4.183% 11/25/27	41,000	38,114
3 mo. USD Term SOFR + 2.076% 4.244% VRN 4/24/38	23,000	18,914
3 mo. USD Term SOFR + 1.572% 4.271% VRN 7/23/29	18,000	16,590
4.750% 4/21/45	63,000	52,720
Secured Overnight Financing Rate + 1.910% 5.288% VRN 4/25/34	69,000	64,205
5 yr. CMT + 3.231% 6.125% VRN (c)	162,000	155,216
7.750% 5/14/38	20,000	22,384
Bank of New York Mellon Corp. 5 yr. CMT + 2.630%
3.750% VRN (c)	156,000	126,531
Bank of Nova Scotia
4.500% 12/16/25	36,000	34,788
Citigroup, Inc.
Secured Overnight Financing Rate + 0.528% 1.281% VRN 11/03/25	55,000	51,945
4.450% 9/29/27	27,000	25,349
Secured Overnight Financing Rate + 2.086% 4.910% VRN 5/24/33	71,000	64,603
5.500% 9/13/25	54,000	53,348
5.875% 1/30/42	18,000	17,290
6.000% 10/31/33	16,000	15,508
6.625% 6/15/32	14,000	14,135
8.125% 7/15/39	14,000	16,461
Cooperatieve Rabobank UA 1 yr. CMT + .550%
1.106% VRN 2/24/27 (b)	250,000	222,011
Fifth Third Bancorp Secured Overnight Financing Rate + 2.340%
6.339% VRN 7/27/29	14,000	13,830
Goldman Sachs Group, Inc.
Secured Overnight Financing Rate + 0.798% 1.431% VRN 3/09/27	227,000	202,096
Secured Overnight Financing Rate + 1.090% 1.992% VRN 1/27/32	135,000	101,199
4.250% 10/21/25	32,000	30,837
5.950% 1/15/27	72,000	71,750
6.750% 10/01/37	32,000	32,405
Huntington Bancshares, Inc. Secured Overnight Financing Rate + 2.020%
6.208% VRN 8/21/29	99,000	96,847

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase & Co.
3 mo. USD Term SOFR + 1.422% 3.702% VRN 5/06/30	$320,000	$285,402
Secured Overnight Financing Rate + 1.845% 5.350% VRN 6/01/34	53,000	50,259
5.600% 7/15/41	41,000	39,012
Mizuho Financial Group, Inc.
2.564% 9/13/31	200,000	151,365
Morgan Stanley
Secured Overnight Financing Rate + 1.360% 2.484% VRN 9/16/36	203,000	147,456
Secured Overnight Financing Rate + 1.485% 3.217% VRN 4/22/42	44,000	30,316
3 mo. USD Term SOFR + 1.890% 4.431% VRN 1/23/30	79,000	73,086
Secured Overnight Financing Rate + 1.870% 5.250% VRN 4/21/34	73,000	67,779
National Australia Bank Ltd.
6.429% 1/12/33 (b)	80,000	78,424
PNC Financial Services Group, Inc.
Secured Overnight Financing Rate Index + 1.850% 4.626% VRN 6/06/33	108,000	93,168
Secured Overnight Financing Rate + 1.933% 5.068% VRN 1/24/34	54,000	48,970
Secured Overnight Financing Rate + 1.841% 5.582% VRN 6/12/29	85,000	82,460
State Street Corp. Secured Overnight Financing Rate + 1.890%
5.159% VRN 5/18/34	74,000	68,821
Truist Financial Corp. Secured Overnight Financing Rate + 2.361%
5.867% VRN 6/08/34	43,000	40,473
U.S. Bancorp
Secured Overnight Financing Rate + 1.600% 4.839% VRN 2/01/34	79,000	69,556
Secured Overnight Financing Rate + 2.020% 5.775% VRN 6/12/29	66,000	64,243
Wells Fargo & Co.
Secured Overnight Financing Rate + 2.020% 5.389% VRN 4/24/34	67,000	62,639
Secured Overnight Financing Rate + 1.990% 5.557% VRN 7/25/34	54,000	51,132

	Principal Amount	Value
5 yr. CMT + 3.606% 7.625% VRN (c)	$30,000	$30,245
		3,378,337
Biotechnology — 0.5%
Amgen, Inc.
2.200% 2/21/27	347,000	311,499
5.250% 3/02/33	54,000	51,622
5.650% 3/02/53	77,000	72,066
CSL Finance PLC
4.250% 4/27/32 (b)	65,000	58,829
4.750% 4/27/52 (b)	27,000	22,848
Gilead Sciences, Inc.
5.550% 10/15/53	32,000	30,766
		547,630
Commercial Services — 0.3%
Element Fleet Management Corp.
1.600% 4/06/24 (b)	21,000	20,496
Moody’s Corp.
4.250% 2/01/29	209,000	197,480
PayPal Holdings, Inc.
3.250% 6/01/50	27,000	17,688
Triton Container International Ltd.
3.150% 6/15/31 (b)	100,000	75,386
		311,050
Computers — 0.2%
Apple, Inc.
1.650% 5/11/30	46,000	37,296
2.650% 5/11/50	27,000	16,536
3.000% 6/20/27	177,000	164,883
		218,715
Diversified Financial Services — 0.7%
Air Lease Corp.
2.200% 1/15/27	64,000	56,675
Ally Financial, Inc.
2.200% 11/02/28	59,000	46,617
American Express Co. Secured Overnight Financing Rate + 1.280%
5.282% VRN 7/27/29	186,000	181,338
Brookfield Finance, Inc.
3.900% 1/25/28	99,000	91,184
Charles Schwab Corp.
10 yr. CMT + 3.079% 4.000% VRN (c)	93,000	65,618
5.875% 8/24/26	115,000	114,621
LSEGA Financing PLC
1.375% 4/06/26 (b)	218,000	195,211
		751,264

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 0.1%
Nevada Power Co.
6.650% 4/01/36	$20,000	$20,503
Xcel Energy, Inc.
6.500% 7/01/36	99,000	99,681
		120,184
Entertainment — 0.1%
Warnermedia Holdings, Inc.
5.141% 3/15/52	49,000	36,409
5.391% 3/15/62	37,000	27,328
		63,737
Environmental Controls — 0.0%
Republic Services, Inc.
5.000% 4/01/34	28,000	26,505
Food — 0.3%
Conagra Brands, Inc.
4.850% 11/01/28	170,000	162,301
General Mills, Inc.
3.000% 2/01/51	112,000	69,340
Ingredion, Inc.
3.200% 10/01/26	25,000	23,387
Mars, Inc.
3.950% 4/01/49 (b)	67,000	50,186
		305,214
Health Care – Services — 0.6%
HCA, Inc.
5.000% 3/15/24	328,000	326,306
Kaiser Foundation Hospitals
2.810% 6/01/41	110,000	73,880
3.002% 6/01/51	80,000	50,358
Mayo Clinic
3.196% 11/15/61	106,000	65,472
Providence St Joseph Health Obligated Group
2.700% 10/01/51	93,000	50,906
UnitedHealth Group, Inc.
3.125% 5/15/60	36,000	21,806
5.050% 4/15/53	20,000	17,893
5.875% 2/15/53	25,000	25,089
		631,710
Insurance — 0.8%
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48	104,000	96,352
Arch Capital Finance LLC
5.031% 12/15/46	27,000	22,454
Arch Capital Group Ltd.
3.635% 6/30/50	49,000	32,964

	Principal Amount	Value
Athene Holding Ltd.
3.950% 5/25/51	$16,000	$10,497
Brighthouse Financial, Inc.
3.850% 12/22/51	68,000	40,002
GA Global Funding Trust
1.625% 1/15/26 (b)	37,000	33,026
Jackson Financial, Inc.
5.170% 6/08/27	78,000	75,188
Marsh & McLennan Cos., Inc.
5.400% 9/15/33	85,000	82,757
5.450% 3/15/53	16,000	14,935
5.700% 9/15/53	42,000	40,555
New York Life Global Funding
4.550% 1/28/33 (b)	47,000	43,087
New York Life Insurance Co.
3.750% 5/15/50 (b)	23,000	15,876
Pacific Life Global Funding II
5.500% 8/28/26 (b)	64,000	63,662
Prudential Financial, Inc.
5 yr. CMT + 3.035% 3.700% VRN 10/01/50	18,000	14,639
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	99,000	90,752
Reinsurance Group of America, Inc.
3.150% 6/15/30	49,000	40,566
3.900% 5/15/29	54,000	48,369
USF&G Capital I
8.500% 12/15/45 (b)	35,000	36,807
		802,488
Internet — 0.2%
Alphabet, Inc.
2.250% 8/15/60	32,000	17,092
Prosus NV
3.832% 2/08/51 (b)	233,000	128,685
		145,777
Investment Companies — 0.2%
Blackstone Secured Lending Fund
2.750% 9/16/26	158,000	138,890
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 6/01/41	119,000	75,253
3.850% 4/01/61	80,000	44,709
6.484% 10/23/45	32,000	27,941
Comcast Corp.
2.937% 11/01/56	43,000	24,438
3.400% 7/15/46	41,000	27,929
3.969% 11/01/47	23,000	17,160

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Discovery Communications LLC
3.950% 3/20/28	$56,000	$51,017
FactSet Research Systems, Inc.
3.450% 3/01/32	67,000	55,523
Time Warner Cable LLC
6.750% 6/15/39	27,000	24,715
Walt Disney Co.
3.600% 1/13/51	58,000	40,229
		388,914
Oil & Gas — 0.1%
BP Capital Markets America, Inc.
3.379% 2/08/61	95,000	59,338
BP Capital Markets PLC 5 yr. CMT + 4.036%
4.375% VRN (c)	58,000	55,311
		114,649
Packaging & Containers — 0.3%
Berry Global, Inc.
1.570% 1/15/26	48,000	43,389
Sealed Air Corp.
1.573% 10/15/26 (b)	44,000	38,303
Silgan Holdings, Inc.
1.400% 4/01/26 (b)	49,000	43,463
WRKCo, Inc.
3.000% 6/15/33	27,000	21,142
4.650% 3/15/26	192,000	186,049
		332,346
Pharmaceuticals — 0.4%
AbbVie, Inc.
4.700% 5/14/45	67,000	57,075
Becton Dickinson & Co.
4.685% 12/15/44	21,000	17,650
Bristol-Myers Squibb Co.
4.350% 11/15/47	27,000	21,866
Cigna Group
4.800% 7/15/46	27,000	22,421
CVS Health Corp.
5.875% 6/01/53	17,000	15,721
6.125% 9/15/39	8,000	7,757
Eli Lilly & Co.
4.950% 2/27/63	33,000	29,940
Merck & Co., Inc.
5.000% 5/17/53	81,000	73,667
Pfizer Investment Enterprises Pte. Ltd.
4.450% 5/19/28	93,000	89,663
4.750% 5/19/33	61,000	57,662
		393,422

	Principal Amount	Value
Pipelines — 0.9%
Enterprise Products Operating LLC
3 mo. USD Term SOFR + 3.295% 5.250% VRN 8/16/77	$41,000	$36,079
3 mo. USD Term SOFR + 2.832% 5.375% VRN 2/15/78	27,000	22,450
Kinder Morgan, Inc.
3.250% 8/01/50	100,000	59,484
4.800% 2/01/33	77,000	69,419
MPLX LP
1.750% 3/01/26	365,000	330,964
4.500% 4/15/38	27,000	21,880
5.650% 3/01/53	7,000	6,015
ONEOK, Inc.
6.350% 1/15/31	200,000	201,143
6.625% 9/01/53	46,000	45,043
Sabine Pass Liquefaction LLC
4.500% 5/15/30	100,000	91,706
Williams Cos., Inc.
3.500% 10/15/51	45,000	28,700
5.300% 8/15/52	40,000	33,996
		946,879
Real Estate — 0.1%
CBRE Services, Inc.
2.500% 4/01/31	121,000	93,791
Real Estate Investment Trusts (REITS) — 0.9%
Alexandria Real Estate Equities, Inc.
2.950% 3/15/34	78,000	59,230
5.150% 4/15/53	20,000	16,684
American Tower Corp.
1.600% 4/15/26	96,000	86,195
Brixmor Operating Partnership LP
2.250% 4/01/28	24,000	20,210
Crown Castle, Inc.
2.500% 7/15/31	88,000	68,630
3.700% 6/15/26	243,000	229,792
5.200% 2/15/49	11,000	9,206
Extra Space Storage LP
2.350% 3/15/32	65,000	49,133
Host Hotels & Resorts LP
3.500% 9/15/30	84,000	69,646
Kimco Realty OP LLC
2.250% 12/01/31	58,000	43,536
Kite Realty Group LP
4.000% 10/01/26	110,000	100,173
NNN REIT, Inc.
5.600% 10/15/33	40,000	37,689

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Prologis LP
4.875% 6/15/28	$75,000	$73,077
Public Storage Operating Co.
5.350% 8/01/53	14,000	12,783
Realty Income Corp.
4.850% 3/15/30	30,000	28,273
		904,257
Retail — 0.6%
AutoZone, Inc.
1.650% 1/15/31	41,000	30,827
Home Depot, Inc.
2.375% 3/15/51	48,000	26,263
2.700% 4/15/30	97,000	82,835
Lowe’s Cos., Inc.
3.000% 10/15/50	90,000	53,150
McDonald’s Corp.
3.300% 7/01/25	182,000	175,269
5.450% 8/14/53	51,000	47,955
Starbucks Corp.
4.450% 8/15/49	86,000	68,196
Target Corp.
4.800% 1/15/53	39,000	33,360
Walmart, Inc.
4.500% 4/15/53	67,000	57,670
		575,525
Semiconductors — 0.3%
Microchip Technology, Inc.
0.983% 9/01/24	49,000	46,776
Micron Technology, Inc.
2.703% 4/15/32	75,000	57,278
4.185% 2/15/27	200,000	188,168
Skyworks Solutions, Inc.
1.800% 6/01/26	36,000	32,047
		324,269
Software — 0.3%
Electronic Arts, Inc.
2.950% 2/15/51	42,000	25,381
Intuit, Inc.
5.500% 9/15/53	48,000	46,052
Microsoft Corp.
2.921% 3/17/52	80,000	52,473
Oracle Corp.
3.600% 4/01/40	197,000	142,341
5.550% 2/06/53	15,000	13,142
6.900% 11/09/52	53,000	54,597
		333,986

	Principal Amount	Value
Telecommunications — 0.3%
T-Mobile USA, Inc.
5.050% 7/15/33	$80,000	$74,225
6.000% 6/15/54	16,000	15,252
Verizon Communications, Inc.
3.700% 3/22/61	47,000	29,909
3.875% 2/08/29	180,000	164,834
		284,220
Transportation — 0.0%
CSX Corp.
4.750% 11/15/48	18,000	15,220

TOTAL CORPORATE DEBT (Cost $15,071,878)		12,555,152

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
Automobile Asset-Backed Securities — 0.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class A
1.660% 2/20/28 (b)	150,000	131,060
Enterprise Fleet Financing LLC, Series 2021-3, Class A3
1.220% 8/20/27 (b)	234,000	216,794
Fifth Third Auto Trust, Series 2023-1, Class A3
5.530% 8/15/28	131,000	130,669
Hyundai Auto Receivables Trust, Series 2021-C, Class A4
1.030% 12/15/27	140,000	128,688
Toyota Auto Receivables Owner Trust, Series 2021-D, Class A4
1.020% 3/15/27	70,000	63,806
		671,017
Commercial Mortgage-Backed Securities — 1.2%
Bank
Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (d)	29,000	23,674
Series 2019-BN16, Class AS, 4.267% 2/15/52	31,333	27,936
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (d)	24,330	20,238
BBCMS Mortgage Trust, Series 2020-C7, Class AS
2.444% 4/15/53	57,000	42,011
Benchmark Mortgage Trust
Series 2019-B14, Class AS, 3.352% 12/15/62	150,000	122,748
Series 2019-B9, Class AAB, 3.933% 3/15/52	274,000	256,536

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2021-VOLT , Class C, 1 mo. USD Term SOFR + .814% 6.147% FRN 9/15/36 (b)	$115,000	$111,909
Series 2021-VOLT , Class C, 1 mo. USD Term SOFR + 1.214% 6.547% FRN 9/15/36 (b)	100,000	95,749
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class C,
4.315% VRN 10/12/50 (d)	70,000	57,335
COMM Mortgage Trust, Series 2014-LC17, Class C,
4.694% VRN 10/10/47 (d)	100,000	89,962
GS Mortgage Securities Trust
Series 2020-GC45, Class A5, 2.911% 2/13/53	140,000	116,968
Series 2017-GS6, Class B, 3.869% 5/10/50	79,000	64,289
Life Mortgage Trust
Series 2021-BMR , Class A, 1 mo. USD Term SOFR + .814% 6.147% FRN 3/15/38 (b)	98,297	96,331
Series 2021-BMR , Class B, 1 mo. USD Term SOFR + .994% 6.327% FRN 3/15/38 (b)	98,297	95,962
Morgan Stanley Capital I Trust, Series 2018-H3, Class B,
4.620% VRN 7/15/51 (d)	20,000	16,831
Wells Fargo Commercial Mortgage Trust
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (d)	30,000	27,095
Series 2018-C45, Class B, 4.556% 6/16/51	10,000	8,628
		1,274,202
Other Asset-Backed Securities — 0.5%
AMSR Trust, Series 2021-SFR3, Class B
1.726% 10/17/38 (b)	130,000	113,385
Dllmt LLC, Series 2021-1A, Class A4
1.240% 6/20/29 (b)	150,000	139,362
MVW LLC, Series 2021-2A, Class A
1.430% 5/20/39 (b)	164,230	144,287
Progress Residential Trust, Series 2021-SFR10, Class A
2.393% 12/17/40 (b)	98,967	82,784
		479,818
Whole Loan Collateral Collateralized Mortgage Obligations — 1.9%
Angel Oak Mortgage Trust
Series 2021-8, Class A1, 1.820% VRN 11/25/66 (b) (d)	218,047	177,165

	Principal Amount	Value
Series 2022-1, Class A1, 2.881% STEP 12/25/66 (b)	$232,058	$198,199
Bayview MSR Opportunity Master Fund Trust
Series 2021-5, Class A2, 2.500% VRN 11/25/51 (b) (d)	127,848	96,480
Series 2021-5, Class A1, 3.000% VRN 11/25/51 (b) (d)	104,849	83,023
Ellington Financial Mortgage Trust, Series 2022-3, Class A1,
5.000% STEP 8/25/67 (b)	204,752	196,640
Flagstar Mortgage Trust, Series 2021-11IN, Class A6,
2.500% VRN 11/25/51 (b) (d)	218,020	181,570
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1,
1.595% VRN 11/25/56 (b) (d)	139,263	110,470
JP Morgan Mortgage Trust
Series 2021-LTV2, Class A1, 2.520% VRN 5/25/52 (b) (d)	233,112	179,824
Series 2022-8, Class A4A, 4.000% VRN 1/25/53 (b) (d)	147,044	131,651
OBX Trust, Series 2022-NQM1, Class A1,
2.305% VRN 11/25/61 (b) (d)	213,907	177,123
Starwood Mortgage Residential Trust
Series 2021-6, Class A1, 1.920% VRN 11/25/66 (b) (d)	238,212	192,864
Series 2022-1, Class A1, 2.447% VRN 12/25/66 (b) (d)	258,490	214,367
		1,939,376

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,083,338)		4,364,413

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (e) — 9.6%
Pass-Through Securities — 9.6%
Federal Home Loan Mortgage Corp.
Pool #RA6233 2.000% 11/01/51	497,683	379,337
Pool #SD8212 2.500% 5/01/52	739,370	587,217
Pool #SD8174 3.000% 10/01/51	400,878	332,839
Pool #RA7484 4.000% 6/01/52	440,486	392,995
Pool #SD1351 4.500% 7/01/52	389,585	358,223
Pool #SD1628 5.000% 9/01/52	402,505	381,064
Federal National Mortgage Association
Pool #CB1787 2.000% 10/01/51	479,434	365,428
Pool #CB1782 2.000% 10/01/51	731,428	557,500
Pool #MA4562 2.000% 3/01/52	924,222	703,583
Pool #MA4361 2.500% 6/01/36	279,957	246,953
Pool #CB2074 2.500% 11/01/51	374,103	297,468

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #FS2635 2.500% 5/01/52	$450,662	$360,597
Pool #BO7245 3.000% 1/01/50	272,678	227,570
Pool #FS2600 3.000% 5/01/52	474,115	394,498
Pool #BU8819 3.500% 5/01/52	456,952	394,809
Pool #CB3859 4.000% 6/01/52	232,251	207,283
Pool #CB4404 5.000% 8/01/52	396,007	374,788
Uniform Mortgage-Backed Security, TBA
2.000% 10/01/38 (f)	1,500,000	1,284,633
2.500% 10/01/52 (f)	485,000	384,684
3.000% 10/01/53 (f)	400,000	330,703
3.500% 10/01/53 (f)	500,000	429,922
4.500% 10/01/52 (f)	100,000	91,832
6.000% 10/01/53 (f)	750,000	740,302
		9,824,228

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $10,945,808)		9,824,228

U.S. TREASURY OBLIGATIONS — 12.4%
U.S. Treasury Bonds & Notes — 12.4%
U.S. Treasury Bonds
2.250% 8/15/49	873,900	543,072
3.625% 5/15/53	531,600	439,942
4.375% 8/15/43	1,478,200	1,378,927
U.S. Treasury Notes
0.375% 4/30/25	1,293,600	1,199,234
2.750% 4/30/27	1,700,000	1,589,500
2.875% 4/30/29	1,050,000	958,675
3.500% 1/31/30	548,000	513,675
3.500% 4/30/30	607,000	568,126
3.500% 2/15/33	410,000	376,244
3.875% 8/15/33	916,700	865,997
4.125% 8/31/30	1,063,400	1,031,930
4.375% 8/31/28	901,700	892,697
4.625% 9/15/26	912,400	907,925
5.000% 8/31/25	1,445,600	1,442,699
		12,708,643

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,522,996)		12,708,643

TOTAL BONDS & NOTES (Cost $44,624,020)		39,452,436

TOTAL LONG-TERM INVESTMENTS (Cost $106,909,438)		105,240,326

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (g)	$1,013,142	$1,013,142
U.S. Treasury Bill — 0.1%
U.S. Treasury Bills
4.852% 4/18/24 (h) (i)	97,000	94,174

TOTAL SHORT-TERM INVESTMENTS (Cost $1,107,676)		1,107,316

TOTAL INVESTMENTS — 104.0% (Cost $108,017,114) (j)		106,347,642

Other Assets/(Liabilities) — (4.0)%		(4,079,749)

NET ASSETS — 100.0%		$102,267,893

Abbreviation Legend

ADR	American Depositary Receipt
FRN	Floating Rate Note
LIBOR	London Inter-Bank Offered Rate
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $4,567,775 or 4.47% of net assets.

(c)	Security is perpetual and has no stated maturity date.
(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(e)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)

Maturity value of $1,013,277. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $1,033,479.

(h)	The rate shown represents yield-to-maturity.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

(i)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(j)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Note 2 Year	12/29/23	8	$1,629,155	$(7,467)

Short
U.S. Treasury Note 10 Year	12/19/23	9	$(986,747)	$14,184
U.S. Treasury Ultra 10 Year	12/19/23	11	(1,257,672)	30,484
U.S. Treasury Note 5 Year	12/29/23	7	(742,369)	4,853
				$49,521

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 98.8%
COMMON STOCK — 98.8%
Basic Materials — 2.9%
Chemicals — 1.6%
Albemarle Corp.	1,820	$309,473
Ecolab, Inc.	685	116,039
LyondellBasell Industries NV Class A	1,971	186,654
Mosaic Co.	2,411	85,832
PPG Industries, Inc.	1,552	201,449
Westlake Corp.	1,026	127,911
		1,027,358
Iron & Steel — 1.3%
Nucor Corp.	2,046	319,892
Reliance Steel & Aluminum Co.	784	205,588
Steel Dynamics, Inc.	2,711	290,674
		816,154
		1,843,512
Communications — 6.6%
Advertising — 0.8%
Omnicom Group, Inc.	7,156	532,979
Internet — 0.8%
F5, Inc. (a)	803	129,395
IAC, Inc. (a)	5,689	286,669
Okta, Inc. (a)	903	73,603
		489,667
Media — 2.5%
Comcast Corp. Class A	16,157	716,402
Fox Corp. Class A	11,200	349,440
Walt Disney Co. (a)	6,707	543,602
		1,609,444
Telecommunications — 2.5%
Cisco Systems, Inc.	25,660	1,379,482
Frontier Communications Parent, Inc. (a)	10,850	169,802
		1,549,284
		4,181,374
Consumer, Cyclical — 8.7%
Apparel — 0.2%
Capri Holdings Ltd. (a)	2,155	113,375
Auto Manufacturers — 2.2%
Cummins, Inc.	267	60,999
Ford Motor Co.	11,158	138,582
General Motors Co.	8,184	269,826
PACCAR, Inc.	8,262	702,435
Rivian Automotive, Inc. Class A (a) (b)	8,827	214,320
		1,386,162

	Number of Shares	Value
Auto Parts & Equipment — 0.5%
BorgWarner, Inc.	6,410	$258,771
Phinia, Inc.	1,282	34,345
		293,116
Distribution & Wholesale — 0.7%
Core & Main, Inc. Class A (a)	8,031	231,695
WESCO International, Inc.	1,604	230,687
		462,382
Leisure Time — 0.3%
Brunswick Corp.	1,683	132,957
Polaris, Inc.	836	87,061
		220,018
Retail — 4.8%
Advance Auto Parts, Inc.	1,474	82,441
AutoNation, Inc. (a)	1,491	225,738
GameStop Corp. Class A (a)	2,513	41,364
Genuine Parts Co.	601	86,772
Lithia Motors, Inc.	283	83,578
Macy’s, Inc.	4,559	52,930
McDonald’s Corp.	3,557	937,056
Penske Automotive Group, Inc.	565	94,389
Walmart, Inc.	8,727	1,395,709
		2,999,977
		5,475,030
Consumer, Non-cyclical — 26.0%
Agriculture — 2.0%
Altria Group, Inc.	18,501	777,967
Philip Morris International, Inc.	5,371	497,247
		1,275,214
Beverages — 1.2%
PepsiCo, Inc.	4,383	742,656
Biotechnology — 1.7%
Amgen, Inc.	1,713	460,386
Exelixis, Inc. (a)	3,306	72,236
Royalty Pharma PLC Class A	9,797	265,891
United Therapeutics Corp. (a)	1,322	298,600
		1,097,113
Commercial Services — 2.2%
Global Payments, Inc.	3,424	395,095
H&R Block, Inc.	2,127	91,589
United Rentals, Inc.	1,637	727,761
WEX, Inc. (a)	1,002	188,466
		1,402,911
Cosmetics & Personal Care — 2.3%
Colgate-Palmolive Co.	2,426	172,513
Procter & Gamble Co.	8,554	1,247,686
		1,420,199

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Food — 2.6%
Campbell Soup Co.	3,845	$157,953
General Mills, Inc.	5,756	368,326
Kellogg Co.	7,931	471,974
Mondelez International, Inc. Class A	8,864	615,162
		1,613,415
Health Care – Products — 2.8%
Cooper Cos., Inc.	763	242,642
Danaher Corp.	4,524	1,122,404
Globus Medical, Inc. Class A (a)	2,488	123,529
Hologic, Inc. (a)	3,968	275,379
		1,763,954
Health Care – Services — 2.8%
Centene Corp. (a)	1,573	108,348
Elevance Health, Inc.	1,571	684,045
Ginkgo Bioworks Holdings, Inc. (a)	50,453	91,320
Quest Diagnostics, Inc.	448	54,593
UnitedHealth Group, Inc.	1,594	803,679
		1,741,985
Household Products & Wares — 0.5%
Kimberly-Clark Corp.	2,526	305,267
Pharmaceuticals — 7.9%
Bristol-Myers Squibb Co.	16,178	938,971
Cardinal Health, Inc.	806	69,977
Henry Schein, Inc. (a)	4,593	341,030
Jazz Pharmaceuticals PLC (a)	3,646	471,938
Johnson & Johnson	10,256	1,597,372
McKesson Corp.	1,500	652,275
Merck & Co., Inc.	1,219	125,496
Pfizer, Inc.	21,354	708,312
Premier, Inc. Class A	4,355	93,633
		4,999,004
		16,361,718
Energy — 8.4%
Oil & Gas — 7.4%
Chevron Corp.	7,412	1,249,811
ConocoPhillips	9,091	1,089,102
Devon Energy Corp.	1,842	87,863
Exxon Mobil Corp.	11,473	1,348,995
HF Sinclair Corp.	3,107	176,882
Marathon Petroleum Corp.	2,389	361,551
Valero Energy Corp.	2,357	334,011
		4,648,215
Oil & Gas Services — 0.5%
Schlumberger NV	4,793	279,432

	Number of Shares	Value
Pipelines — 0.5%
ONEOK, Inc.	5,171	$327,997
		5,255,644
Financial — 23.8%
Banks — 7.4%
Bank of New York Mellon Corp.	17,007	725,349
Citigroup, Inc.	4,373	179,861
Cullen/Frost Bankers, Inc.	2,912	265,604
East West Bancorp, Inc.	9,184	484,089
First Citizens BancShares, Inc. Class A	107	147,671
JP Morgan Chase & Co.	13,304	1,929,346
M&T Bank Corp.	2,050	259,222
State Street Corp.	6,822	456,801
Webster Financial Corp.	4,617	186,111
		4,634,054
Diversified Financial Services — 4.0%
Affiliated Managers Group, Inc.	2,381	310,340
Capital One Financial Corp.	1,484	144,022
CME Group, Inc.	2,177	435,879
Coinbase Global, Inc. Class A (a)	994	74,630
Interactive Brokers Group, Inc. Class A	2,715	235,010
Intercontinental Exchange, Inc.	663	72,943
Nasdaq, Inc.	9,257	449,798
Raymond James Financial, Inc.	686	68,895
Synchrony Financial	6,465	197,635
Virtu Financial, Inc. Class A	9,941	171,681
Voya Financial, Inc.	1,056	70,171
Western Union Co.	18,865	248,641
		2,479,645
Insurance — 8.4%
Aflac, Inc.	10,882	835,193
Arthur J Gallagher & Co.	3,634	828,298
Berkshire Hathaway, Inc. Class B (a)	7,889	2,763,517
Brown & Brown, Inc.	9,235	644,972
Primerica, Inc.	1,150	223,112
		5,295,092
Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	1,840	135,902
Real Estate Investment Trusts (REITS) — 3.8%
AGNC Investment Corp. (b)	9,146	86,338
Extra Space Storage, Inc.	612	74,407
Healthcare Realty Trust, Inc.	27,443	419,055
Highwoods Properties, Inc.	6,965	143,549
Kimco Realty Corp.	12,897	226,858
National Storage Affiliates Trust	6,594	209,294
Omega Healthcare Investors, Inc.	2,194	72,753
Realty Income Corp.	9,825	490,660

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
SBA Communications Corp.	3,079	$616,323
WP Carey, Inc.	1,427	77,172
		2,416,409
		14,961,102
Industrial — 11.9%
Aerospace & Defense — 2.2%
General Dynamics Corp.	2,298	507,789
RTX Corp.	9,924	714,230
TransDigm Group, Inc. (a)	214	180,430
		1,402,449
Building Materials — 0.1%
Trane Technologies PLC	410	83,193
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	905	133,723
Electronics — 2.4%
Arrow Electronics, Inc. (a)	3,723	466,268
Honeywell International, Inc.	852	157,398
Hubbell, Inc.	378	118,469
National Instruments Corp.	1,180	70,352
nVent Electric PLC	11,742	622,209
Trimble, Inc. (a)	1,230	66,248
		1,500,944
Engineering & Construction — 0.4%
TopBuild Corp. (a)	979	246,317
Hand & Machine Tools — 0.4%
Regal Rexnord Corp.	1,606	229,465
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	786	214,578
Machinery – Diversified — 1.7%
Dover Corp.	3,920	546,879
Ingersoll Rand, Inc.	5,172	329,560
Middleby Corp. (a)	1,707	218,496
		1,094,935
Metal Fabricate & Hardware — 0.3%
Timken Co.	2,111	155,137
Miscellaneous - Manufacturing — 2.4%
3M Co.	7,915	741,003
Carlisle Cos., Inc.	1,704	441,779
Eaton Corp. PLC	1,558	332,290
		1,515,072
Packaging & Containers — 1.5%
Sonoco Products Co.	5,388	292,838
Westrock Co.	17,704	633,803
		926,641
		7,502,454

	Number of Shares	Value
Technology — 7.8%
Computers — 1.5%
Genpact Ltd.	1,995	$72,219
International Business Machines Corp.	2,404	337,281
Leidos Holdings, Inc.	823	75,848
NCR Corp. (a)	7,943	214,223
Science Applications International Corp.	2,056	216,990
		916,561
Office & Business Equipment — 0.2%
Zebra Technologies Corp. Class A (a)	535	126,544
Semiconductors — 2.4%
Analog Devices, Inc.	4,966	869,497
Microchip Technology, Inc.	7,817	610,117
Texas Instruments, Inc.	359	57,084
		1,536,698
Software — 3.7%
Activision Blizzard, Inc.	3,804	356,169
ANSYS, Inc. (a)	648	192,812
Bill Holdings, Inc. (a)	1,085	117,798
Concentrix Corp.	1,287	103,102
Oracle Corp.	6,490	687,421
Salesforce, Inc. (a)	2,653	537,975
Tyler Technologies, Inc. (a)	203	78,386
Unity Software, Inc. (a)	1,628	51,103
Zoom Video Communications, Inc. Class A (a)	3,071	214,786
		2,339,552
		4,919,355
Utilities — 2.7%
Electric — 1.8%
NRG Energy, Inc.	17,931	690,702
Vistra Corp.	12,936	429,217
		1,119,919
Gas — 0.9%
National Fuel Gas Co.	10,662	553,464
		1,673,383

TOTAL COMMON STOCK (Cost $60,867,103)		62,173,572

TOTAL EQUITIES (Cost $60,867,103)		62,173,572

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
iShares Russell 1000 Value ETF	2,059	$312,598

TOTAL MUTUAL FUNDS (Cost $323,800)		312,598

TOTAL LONG-TERM INVESTMENTS (Cost $61,190,903)		62,486,170

SHORT-TERM INVESTMENTS — 0.8%
	Principal Amount
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (c)	$483,747	483,747

TOTAL SHORT-TERM INVESTMENTS (Cost $483,747)		483,747

TOTAL INVESTMENTS — 100.1% (Cost $61,674,650) (d)		62,969,917

Other Assets/(Liabilities) — (0.1)%		(82,646)

NET ASSETS — 100.0%		$62,887,271

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $286,781 or 0.46% of net assets. The Fund received $293,931 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $483,812. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $493,431.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Basic Materials — 1.9%
Chemicals — 1.9%
DuPont de Nemours, Inc.	8,186	$610,594
Valvoline, Inc.	22,201	715,760
		1,326,354
Communications — 13.5%
Internet — 12.2%
Airbnb, Inc. Class A (a)	2,769	379,934
Alphabet, Inc. Class A (a)	17,948	2,348,675
Amazon.com, Inc. (a)	17,303	2,199,557
Meta Platforms, Inc. Class A (a)	7,049	2,116,180
Netflix, Inc. (a)	1,991	751,802
Uber Technologies, Inc. (a)	13,238	608,816
		8,404,964
Telecommunications — 1.3%
Motorola Solutions, Inc.	1,439	391,754
T-Mobile US, Inc. (a)	3,526	493,816
		885,570
		9,290,534
Consumer, Cyclical — 4.2%
Auto Manufacturers — 0.2%
Tesla, Inc. (a)	678	169,649
Auto Parts & Equipment — 1.1%
Mobileye Global, Inc. Class A (a)	18,761	779,520
Retail — 2.9%
Starbucks Corp.	11,145	1,017,204
Walmart, Inc.	5,912	945,506
		1,962,710
		2,911,879
Consumer, Non-cyclical — 21.2%
Agriculture — 0.7%
British American Tobacco PLC Sponsored ADR (b)	15,727	493,985
Beverages — 5.1%
Coca-Cola Co.	14,955	837,181
Constellation Brands, Inc. Class A	6,863	1,724,878
PepsiCo, Inc.	5,717	968,688
		3,530,747
Biotechnology — 1.1%
Gilead Sciences, Inc.	10,570	792,116
Commercial Services — 1.3%
Equifax, Inc.	4,759	871,754
Cosmetics & Personal Care — 1.5%
Coty, Inc. Class A (a)	35,024	384,213

	Number of Shares	Value
Kenvue, Inc.	32,302	$648,624
		1,032,837
Health Care – Products — 2.7%
Boston Scientific Corp. (a)	10,966	579,005
Zimmer Biomet Holdings, Inc.	11,353	1,274,034
		1,853,039
Health Care – Services — 3.4%
HCA Healthcare, Inc.	3,901	959,568
Tenet Healthcare Corp. (a)	8,457	557,232
UnitedHealth Group, Inc.	1,572	792,586
		2,309,386
Pharmaceuticals — 5.4%
AstraZeneca PLC Sponsored ADR	11,125	753,385
Becton Dickinson & Co.	1,922	496,895
Eli Lilly & Co.	2,824	1,516,855
Merck & Co., Inc.	9,149	941,889
		3,709,024
		14,592,888
Energy — 4.5%
Oil & Gas — 3.6%
Exxon Mobil Corp.	20,780	2,443,312
Oil & Gas Services — 0.9%
Schlumberger NV	10,682	622,761
		3,066,073
Financial — 16.0%
Banks — 3.6%
Columbia Banking System, Inc.	9,408	190,983
JP Morgan Chase & Co.	15,761	2,285,660
		2,476,643
Diversified Financial Services — 6.6%
American Express Co.	7,910	1,180,093
Charles Schwab Corp.	24,682	1,355,041
Intercontinental Exchange, Inc.	5,742	631,735
Mastercard, Inc. Class A	3,078	1,218,611
Rocket Cos., Inc. Class A (a)	17,478	142,970
		4,528,450
Insurance — 3.2%
American International Group, Inc.	5,655	342,693
Arthur J Gallagher & Co.	2,938	669,658
Equitable Holdings, Inc.	40,832	1,159,221
		2,171,572
Real Estate Investment Trusts (REITS) — 2.6%
Prologis, Inc.	15,935	1,788,066
		10,964,731

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 8.6%
Aerospace & Defense — 2.1%
Boeing Co. (a)	7,508	$1,439,133
Building Materials — 1.0%
Vulcan Materials Co.	3,422	691,312
Electrical Components & Equipment — 0.9%
Emerson Electric Co.	6,614	638,714
Electronics — 0.8%
Hubbell, Inc.	1,845	578,242
Machinery – Diversified — 1.6%
Deere & Co.	1,015	383,041
Otis Worldwide Corp.	8,525	684,643
		1,067,684
Transportation — 2.2%
United Parcel Service, Inc. Class B	9,500	1,480,765
		5,895,850
Technology — 26.5%
Computers — 7.1%
Amdocs Ltd.	8,376	707,688
Apple, Inc.	24,503	4,195,159
		4,902,847
Semiconductors — 6.5%
Applied Materials, Inc.	6,049	837,484
ARM Holdings PLC ADR (a)	5,504	294,574
NVIDIA Corp.	5,340	2,322,846
QUALCOMM, Inc.	3,296	366,054
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	7,373	640,714
		4,461,672
Software — 12.9%
Fiserv, Inc. (a)	7,767	877,360
Manhattan Associates, Inc. (a)	1,449	286,409
Microsoft Corp.	15,974	5,043,791
ServiceNow, Inc. (a)	2,011	1,124,069
Snowflake, Inc. Class A (a)	1,745	266,584
Synopsys, Inc. (a)	1,544	708,650
Tyler Technologies, Inc. (a)	1,360	525,150
		8,832,013
		18,196,532
Utilities — 2.1%
Electric — 2.1%
Dominion Energy, Inc.	18,505	826,618

	Number of Shares	Value
FirstEnergy Corp.	17,566	$600,406
		1,427,024

TOTAL COMMON STOCK (Cost $60,496,777)		67,671,865

TOTAL EQUITIES (Cost $60,496,777)		67,671,865

TOTAL LONG-TERM INVESTMENTS (Cost $60,496,777)		67,671,865

SHORT-TERM INVESTMENTS — 1.4%
	Principal Amount
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (c)	$947,665	947,665

TOTAL SHORT-TERM INVESTMENTS (Cost $947,665)		947,665

TOTAL INVESTMENTS — 99.9% (Cost $61,444,442) (d)		68,619,530

Other Assets/(Liabilities) — 0.1%		67,182

NET ASSETS — 100.0%		$68,686,712

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $488,555 or 0.71% of net assets. The Fund received $503,502 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $947,791. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $966,704.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Communications — 22.3%
Internet — 21.6%
Airbnb, Inc. Class A (a)	6,848	$939,614
Alphabet, Inc. Class A (a)	55,774	7,298,586
Alphabet, Inc. Class C (a)	40,350	5,320,148
Amazon.com, Inc. (a)	69,551	8,841,323
Booking Holdings, Inc. (a)	526	1,622,158
Meta Platforms, Inc. Class A (a)	21,106	6,336,232
Netflix, Inc. (a)	2,832	1,069,363
Okta, Inc. (a)	1,897	154,624
Palo Alto Networks, Inc. (a)	3,805	892,044
VeriSign, Inc. (a)	8,111	1,642,721
Wayfair, Inc. Class A (a) (b)	3,300	199,881
		34,316,694
Telecommunications — 0.7%
Arista Networks, Inc. (a)	6,273	1,153,793
		35,470,487
Consumer, Cyclical — 8.5%
Apparel — 0.6%
Crocs, Inc. (a)	6,804	600,317
Deckers Outdoor Corp. (a)	677	348,039
		948,356
Auto Manufacturers — 2.5%
Tesla, Inc. (a)	15,890	3,975,996
Distribution & Wholesale — 0.6%
W.W. Grainger, Inc.	1,396	965,809
Entertainment — 0.1%
DraftKings, Inc. Class A (a)	5,466	160,919
Home Builders — 0.9%
NVR, Inc. (a)	250	1,490,825
Lodging — 0.2%
Marriott International, Inc. Class A	1,417	278,525
Retail — 3.6%
AutoZone, Inc. (a)	314	797,557
Costco Wholesale Corp.	2,758	1,558,160
Home Depot, Inc.	2,558	772,925
Lululemon Athletica, Inc. (a)	3,941	1,519,689
Ulta Beauty, Inc. (a)	2,469	986,242
		5,634,573
		13,455,003
Consumer, Non-cyclical — 16.8%
Beverages — 0.5%
Monster Beverage Corp. (a)	8,148	431,437
PepsiCo, Inc.	2,684	454,777
		886,214

	Number of Shares	Value
Biotechnology — 3.4%
Exelixis, Inc. (a)	21,850	$477,422
Incyte Corp. (a)	22,783	1,316,174
Maravai LifeSciences Holdings, Inc. Class A (a)	20,251	202,510
Regeneron Pharmaceuticals, Inc. (a)	1,561	1,284,641
Vertex Pharmaceuticals, Inc. (a)	5,969	2,075,660
		5,356,407
Commercial Services — 2.6%
Automatic Data Processing, Inc.	1,022	245,873
FleetCor Technologies, Inc. (a)	1,592	406,501
Grand Canyon Education, Inc. (a)	1,775	207,462
MarketAxess Holdings, Inc.	802	171,339
Paylocity Holding Corp. (a)	2,654	482,232
PayPal Holdings, Inc. (a)	26,323	1,538,843
Rollins, Inc.	5,371	200,499
United Rentals, Inc.	1,884	837,570
		4,090,319
Cosmetics & Personal Care — 0.9%
Kenvue, Inc.	48,126	966,370
Procter & Gamble Co.	3,374	492,132
		1,458,502
Food — 1.0%
Hershey Co.	8,326	1,665,866
Health Care – Products — 0.4%
Thermo Fisher Scientific, Inc.	1,194	604,367
Health Care – Services — 4.3%
Elevance Health, Inc.	2,490	1,084,196
Medpace Holdings, Inc. (a)	5,310	1,285,710
UnitedHealth Group, Inc.	8,754	4,413,679
		6,783,585
Pharmaceuticals — 3.7%
AbbVie, Inc.	1,927	287,239
Cencora, Inc.	10,724	1,929,998
Eli Lilly & Co.	3,428	1,841,282
Jazz Pharmaceuticals PLC (a)	12,394	1,604,279
Neurocrine Biosciences, Inc. (a)	2,263	254,587
		5,917,385
		26,762,645
Energy — 0.2%
Energy – Alternate Sources — 0.2%
Enphase Energy, Inc. (a)	2,904	348,915
Financial — 6.6%
Diversified Financial Services — 4.7%
LPL Financial Holdings, Inc.	743	176,574
Mastercard, Inc. Class A	7,402	2,930,526
Visa, Inc. Class A	18,976	4,364,669
		7,471,769

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 1.6%
Arthur J Gallagher & Co.	3,883	$885,052
Brown & Brown, Inc.	23,522	1,642,777
		2,527,829
Real Estate Investment Trusts (REITS) — 0.3%
Simon Property Group, Inc.	5,355	578,501
		10,578,099
Industrial — 4.5%
Aerospace & Defense — 0.4%
Lockheed Martin Corp.	1,486	607,714
Electronics — 0.8%
Hubbell, Inc.	4,299	1,347,350
Engineering & Construction — 0.3%
TopBuild Corp. (a)	1,842	463,447
Machinery – Construction & Mining — 1.2%
Caterpillar, Inc.	6,733	1,838,109
Machinery – Diversified — 1.8%
Deere & Co.	4,478	1,689,908
Graco, Inc.	16,731	1,219,355
		2,909,263
		7,165,883
Technology — 40.6%
Computers — 14.2%
Accenture PLC Class A	9,860	3,028,105
Apple, Inc.	111,692	19,122,787
Fortinet, Inc. (a)	8,609	505,176
		22,656,068
Semiconductors — 9.1%
Advanced Micro Devices, Inc. (a)	3,859	396,783
Broadcom, Inc.	3,438	2,855,534
KLA Corp.	3,558	1,631,912
Microchip Technology, Inc.	4,246	331,400
NVIDIA Corp.	21,476	9,341,845
		14,557,474
Software — 17.3%
Adobe, Inc. (a)	2,830	1,443,017
Alteryx, Inc. Class A (a)	5,456	205,637
Cadence Design Systems, Inc. (a)	2,209	517,569
Doximity, Inc. Class A (a)	6,899	146,397
Dynatrace, Inc. (a)	6,050	282,716
Fiserv, Inc. (a)	2,878	325,099
Gitlab, Inc. Class A (a)	3,321	150,176
HashiCorp, Inc. Class A (a)	15,156	346,011
Intuit, Inc.	2,506	1,280,416
Microsoft Corp.	57,322	18,099,421
MongoDB, Inc. (a)	434	150,103
Paychex, Inc.	11,054	1,274,858

	Number of Shares	Value
Salesforce, Inc. (a)	9,042	$1,833,537
Smartsheet, Inc. Class A (a)	5,519	223,299
Synopsys, Inc. (a)	1,702	781,167
UiPath, Inc. Class A (a)	24,776	423,917
		27,483,340
		64,696,882

TOTAL COMMON STOCK (Cost $144,538,717)		158,477,914

TOTAL EQUITIES (Cost $144,538,717)		158,477,914

MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
iShares Russell 1000 Growth ETF	2,946	783,607

TOTAL MUTUAL FUNDS (Cost $812,402)		783,607

TOTAL LONG-TERM INVESTMENTS (Cost $145,351,119)		159,261,521

SHORT-TERM INVESTMENTS — 0.4%
	Principal Amount
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (c)	$545,842	545,842

TOTAL SHORT-TERM INVESTMENTS (Cost $545,842)		545,842

TOTAL INVESTMENTS — 100.4% (Cost $145,896,961) (d)		159,807,363

Other Assets/(Liabilities) — (0.4)%		(572,561)

NET ASSETS — 100.0%		$159,234,802

Abbreviation Legend

ETF	Exchange-Traded Fund

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $195,040 or 0.12% of net assets. The Fund received $199,903 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $545,914. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $556,786.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.0%
COMMON STOCK — 97.0%
Basic Materials — 2.4%
Iron & Steel — 0.8%
Commercial Metals Co.	55,938	$2,763,896
Mining — 1.6%
Century Aluminum Co. (a)	213,331	1,533,850
Kaiser Aluminum Corp.	47,254	3,556,336
		5,090,186
		7,854,082
Communications — 2.3%
Internet — 1.2%
Ziff Davis, Inc. (a)	60,813	3,873,180
Telecommunications — 1.1%
DigitalBridge Group, Inc.	201,160	3,536,393
		7,409,573
Consumer, Cyclical — 13.3%
Apparel — 0.9%
Steven Madden Ltd. (b)	86,655	2,753,029
Auto Parts & Equipment — 4.0%
Allison Transmission Holdings, Inc.	84,851	5,011,300
Dorman Products, Inc. (a)	49,252	3,731,332
Visteon Corp. (a)	29,989	4,140,581
		12,883,213
Home Builders — 1.0%
KB Home	71,962	3,330,401
Home Furnishing — 0.7%
Tempur Sealy International, Inc.	55,475	2,404,287
Leisure Time — 0.4%
Topgolf Callaway Brands Corp. (a)	101,643	1,406,739
Lodging — 0.9%
Boyd Gaming Corp.	50,030	3,043,325
Retail — 5.4%
AutoNation, Inc. (a)	44,793	6,781,660
BJ’s Wholesale Club Holdings, Inc. (a)	53,534	3,820,722
Murphy USA, Inc.	5,629	1,923,598
Papa John’s International, Inc. (b)	27,496	1,875,777
Texas Roadhouse, Inc.	32,294	3,103,453
		17,505,210
		43,326,204
Consumer, Non-cyclical — 20.3%
Beverages — 0.8%
Coca-Cola Consolidated, Inc.	4,222	2,686,543
Biotechnology — 4.0%
ADMA Biologics, Inc. (a)	571,858	2,047,251

	Number of Shares	Value
Bridgebio Pharma, Inc. (a)	72,807	$1,919,920
Guardant Health, Inc. (a)	99,248	2,941,711
Immunovant, Inc. (a)	23,366	897,021
Intra-Cellular Therapies, Inc. (a)	55,031	2,866,565
Structure Therapeutics, Inc. ADR (a)	12,648	637,712
Twist Bioscience Corp. (a)	90,476	1,833,044
		13,143,224
Commercial Services — 3.8%
ABM Industries, Inc.	52,458	2,098,845
ASGN, Inc. (a)	54,603	4,459,973
Korn Ferry	76,530	3,630,583
Marqeta, Inc. Class A (a)	364,708	2,180,954
		12,370,355
Health Care – Products — 2.6%
10X Genomics, Inc. Class A (a)	38,623	1,593,199
AtriCure, Inc. (a)	80,396	3,521,345
BioLife Solutions, Inc. (a) (b)	96,976	1,339,239
TransMedics Group, Inc. (a) (b)	37,886	2,074,258
		8,528,041
Health Care – Services — 5.3%
Acadia Healthcare Co., Inc. (a)	87,137	6,126,602
Addus HomeCare Corp. (a)	37,342	3,181,165
Encompass Health Corp.	49,594	3,330,733
Tenet Healthcare Corp. (a)	68,354	4,503,845
		17,142,345
Pharmaceuticals — 3.8%
Ascendis Pharma AS ADR (a)	27,152	2,542,513
BellRing Brands, Inc. (a)	138,964	5,729,486
Collegium Pharmaceutical, Inc. (a)	106,668	2,384,030
Revance Therapeutics, Inc. (a) (b)	142,788	1,637,778
		12,293,807
		66,164,315
Energy — 6.2%
Oil & Gas — 4.0%
Chesapeake Energy Corp. (b)	42,053	3,626,230
CNX Resources Corp. (a)	228,762	5,165,446
Helmerich & Payne, Inc.	106,657	4,496,659
		13,288,335
Oil & Gas Services — 0.8%
NOV, Inc.	122,286	2,555,778
Pipelines — 1.4%
Equitrans Midstream Corp.	481,316	4,509,931
		20,354,044
Financial — 14.8%
Banks — 3.8%
Bank of NT Butterfield & Son Ltd.	59,076	1,599,778
Cathay General Bancorp	87,515	3,042,021

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Columbia Banking System, Inc.	106,929	$2,170,659
Webster Financial Corp.	69,559	2,803,923
Wintrust Financial Corp.	36,283	2,739,367
		12,355,748
Diversified Financial Services — 3.8%
Federated Hermes, Inc.	122,718	4,156,458
PennyMac Financial Services, Inc.	48,528	3,231,965
Stifel Financial Corp.	83,079	5,104,374
		12,492,797
Insurance — 1.2%
Definity Financial Corp. (b)	145,565	4,018,912
Real Estate Investment Trusts (REITS) — 3.4%
DiamondRock Hospitality Co.	532,984	4,279,862
Four Corners Property Trust, Inc.	176,044	3,906,416
Outfront Media, Inc.	279,710	2,825,071
		11,011,349
Savings & Loans — 2.6%
Berkshire Hills Bancorp, Inc.	105,327	2,111,806
OceanFirst Financial Corp.	124,980	1,808,461
Pacific Premier Bancorp, Inc.	130,125	2,831,520
WSFS Financial Corp.	48,671	1,776,492
		8,528,279
		48,407,085
Industrial — 22.2%
Aerospace & Defense — 1.8%
Curtiss-Wright Corp.	30,038	5,876,334
Building Materials — 1.8%
Summit Materials, Inc. Class A (a)	186,164	5,797,147
Electrical Components & Equipment — 1.2%
Belden, Inc.	41,352	3,992,536
Electronics — 4.3%
Atkore, Inc. (a)	46,595	6,951,508
Itron, Inc. (a)	52,537	3,182,691
Vishay Intertechnology, Inc.	150,512	3,720,657
		13,854,856
Engineering & Construction — 1.9%
TopBuild Corp. (a)	24,198	6,088,217
Environmental Controls — 1.1%
Casella Waste Systems, Inc. Class A (a)	48,804	3,723,745
Hand & Machine Tools — 0.8%
Regal Rexnord Corp.	17,169	2,453,107
Machinery – Construction & Mining — 1.1%
BWX Technologies, Inc.	48,626	3,645,977
Machinery – Diversified — 2.4%
Esab Corp.	42,952	3,016,089

	Number of Shares	Value
Zurn Elkay Water Solutions Corp. Class C	171,106	$4,794,390
		7,810,479
Metal Fabricate & Hardware — 1.1%
Valmont Industries, Inc.	15,154	3,640,142
Miscellaneous - Manufacturing — 1.8%
EnPro Industries, Inc.	49,261	5,969,941
Packaging & Containers — 1.1%
Silgan Holdings, Inc.	81,300	3,504,843
Transportation — 1.8%
CryoPort, Inc. (a) (b)	124,227	1,703,152
Hub Group, Inc. Class A (a)	54,607	4,288,834
		5,991,986
		72,349,310
Technology — 14.5%
Computers — 3.3%
CACI International, Inc. Class A (a)	13,814	4,336,629
Endava PLC Sponsored ADR (a)	57,888	3,319,877
KBR, Inc.	52,609	3,100,774
		10,757,280
Semiconductors — 3.9%
Allegro MicroSystems, Inc. (a)	89,990	2,874,280
MACOM Technology Solutions Holdings, Inc. (a)	62,284	5,081,129
MKS Instruments, Inc.	32,376	2,801,819
Silicon Laboratories, Inc. (a)	18,430	2,135,853
		12,893,081
Software — 7.3%
Consensus Cloud Solutions, Inc. (a)	19,910	501,334
Envestnet, Inc. (a)	54,002	2,377,708
Evolent Health, Inc. Class A (a)	100,979	2,749,658
Gitlab, Inc. Class A (a)	80,365	3,634,105
HashiCorp, Inc. Class A (a)	118,616	2,708,003
Paycor HCM, Inc. (a) (b)	190,782	4,355,553
Progress Software Corp.	55,142	2,899,367
Sprout Social, Inc. Class A (a) (b)	89,105	4,444,558
		23,670,286
		47,320,647

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 1.0%
Electric — 1.0%
Portland General Electric Co.	78,814	$3,190,391

TOTAL COMMON STOCK (Cost $289,998,881)		316,375,651

TOTAL EQUITIES (Cost $289,998,881)		316,375,651

TOTAL LONG-TERM INVESTMENTS (Cost $289,998,881)		316,375,651

SHORT-TERM INVESTMENTS — 3.0%
Investment of Cash Collateral from Securities Loaned — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	164,500	164,500

	Principal Amount
Repurchase Agreement — 2.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (d)	$9,647,613	9,647,613

TOTAL SHORT-TERM INVESTMENTS (Cost $9,812,113)		9,812,113

TOTAL INVESTMENTS — 100.0% (Cost $299,810,994) (e)		326,187,764

Other Assets/(Liabilities) — (0.0)%		(84,552)

NET ASSETS — 100.0%		$326,103,212

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $18,351,956 or 5.63% of net assets. The Fund received $18,616,078 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $9,648,899. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $9,840,640.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 105.2%
COMMON STOCK — 105.2%
Canada — 0.7%
Canadian Pacific Kansas City Ltd. (a)	15,398	$1,145,765
China — 3.8%
JD.com, Inc. ADR	147,487	4,296,296
Meituan Class B (b) (c)	74,470	1,081,106
Tencent Holdings Ltd.	26,400	1,023,134
Yum China Holdings, Inc. (YUMC US)	3,036	169,166
		6,569,702
Denmark — 4.3%
Novo Nordisk AS	83,051	7,554,804
France — 12.6%
Airbus SE	61,106	8,174,909
Dassault Systemes SE	20,178	750,192
EssilorLuxottica SA	7,965	1,384,537
Kering SA	6,958	3,163,538
LVMH Moet Hennessy Louis Vuitton SE	10,968	8,274,552
Pernod Ricard SA	1,422	236,707
		21,984,435
Germany — 2.8%
Allianz SE Registered	2,542	606,169
SAP SE	32,465	4,214,152
		4,820,321
India — 6.9%
DLF Ltd.	1,320,615	8,436,062
HDFC Bank Ltd.	49,111	899,088
ICICI Bank Ltd. Sponsored ADR	114,203	2,640,373
		11,975,523
Israel — 1.0%
Nice Ltd. Sponsored ADR (a) (b)	9,800	1,666,000
Italy — 0.9%
Brunello Cucinelli SpA	17,497	1,329,926
Ferrari NV	908	267,602
		1,597,528
Japan — 5.8%
Hoya Corp.	7,900	814,123
Keyence Corp.	12,700	4,720,226
Murata Manufacturing Co. Ltd.	109,890	2,008,331
Omron Corp.	8,100	360,795
TDK Corp.	57,400	2,125,708
		10,029,183

	Number of Shares	Value
Netherlands — 1.5%
ASML Holding NV	3,678	$2,159,865
Universal Music Group NV (a)	19,049	495,365
		2,655,230
Spain — 1.3%
Amadeus IT Group SA	39,110	2,356,913
Sweden — 4.5%
Assa Abloy AB Class B	141,080	3,073,544
Atlas Copco AB Class A	355,274	4,759,917
		7,833,461
Switzerland — 0.8%
Lonza Group AG Registered	2,942	1,361,107
United States — 58.3%
Adobe, Inc. (b)	14,582	7,435,362
Agilent Technologies, Inc.	4,928	551,049
Alphabet, Inc. Class A (b)	172,341	22,552,543
Amazon.com, Inc. (b)	16,606	2,110,955
Analog Devices, Inc.	50,150	8,780,764
Avantor, Inc. (b)	32,668	688,642
Boston Scientific Corp. (b)	12,570	663,696
Charles River Laboratories International, Inc. (b)	3,073	602,247
Charter Communications, Inc. Class A (b)	2,589	1,138,694
Danaher Corp.	3,996	991,408
Ecolab, Inc.	3,843	651,004
Equifax, Inc.	13,657	2,501,689
Fidelity National Information Services, Inc.	7,842	433,427
IDEXX Laboratories, Inc. (b)	1,630	712,750
Illumina, Inc. (b)	6,743	925,679
Intuit, Inc.	15,610	7,975,773
Intuitive Surgical, Inc. (b)	5,950	1,739,126
IQVIA Holdings, Inc. (b)	9,108	1,791,999
Lam Research Corp.	633	396,745
Marriott International, Inc. Class A	7,706	1,514,691
Marvell Technology, Inc.	54,698	2,960,803
Meta Platforms, Inc. Class A (b)	44,065	13,228,754
Microsoft Corp.	11,069	3,495,037
NVIDIA Corp.	5,774	2,511,632
Phathom Pharmaceuticals, Inc. (b)	39,236	406,877
S&P Global, Inc.	20,100	7,344,741
Splunk, Inc. (b)	8,517	1,245,611
Thermo Fisher Scientific, Inc.	537	271,813
United Parcel Service, Inc. Class B	9,644	1,503,210

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Visa, Inc. Class A	17,967	$4,132,590
		101,259,311

TOTAL COMMON STOCK (Cost $118,797,767)		182,809,283

TOTAL EQUITIES (Cost $118,797,767)		182,809,283

TOTAL LONG-TERM INVESTMENTS (Cost $118,797,767)		182,809,283

SHORT-TERM INVESTMENTS — 2.8%
Investment of Cash Collateral from Securities Loaned — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	1,671,914	1,671,914

	Principal Amount
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (e)	$3,276,999	3,276,999

TOTAL SHORT-TERM INVESTMENTS (Cost $4,948,913)		4,948,913

TOTAL INVESTMENTS — 108.0% (Cost $123,746,680) (f)		187,758,196

Other Assets/(Liabilities) — (8.0)%		(13,958,361)

NET ASSETS — 100.0%		$173,799,835

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $3,183,213 or 1.83% of net assets. The Fund received $1,599,448 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $1,081,106 or 0.62% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $3,277,436. Collateralized by U.S. Government Agency obligations with a rate of 0.625%, maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $3,342,634.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Communications	27.1%
Technology	24.4%
Consumer, Non-cyclical	18.1%
Industrial	16.8%
Financial	9.6%
Consumer, Cyclical	8.8%
Basic Materials	0.4%
Total Long-Term Investments	105.2%
Short-Term Investments and Other Assets and Liabilities	(5.2)%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 95.2%
COMMON STOCK — 95.0%
Australia — 1.2%
BHP Group Ltd. Sponsored ADR (a)	1,300	$73,944
BHP Group Ltd.	3,900	110,587
Glencore PLC	36,100	206,449
Macquarie Group Ltd.	2,800	301,278
Santos Ltd.	64,300	325,595
Sonic Healthcare Ltd.	10,400	198,978
Westpac Banking Corp.	10,830	147,133
		1,363,964
Belgium — 0.8%
Anheuser-Busch InBev SA	9,600	528,654
Groupe Bruxelles Lambert NV	1,800	133,786
KBC Group NV	4,400	274,329
		936,769
Canada — 5.9%
Bank of Nova Scotia (a)	26,334	1,180,352
Canadian National Railway Co.	25,381	2,748,604
CCL Industries, Inc. Class B	1,800	75,552
Intact Financial Corp.	20,014	2,917,852
TFI International, Inc. (a)	632	81,168
		7,003,528
China — 0.2%
NXP Semiconductor NV	1,200	239,904
Denmark — 0.1%
Novo Nordisk AS	1,200	109,159
Finland — 2.1%
Kone Oyj	51,228	2,159,950
Nokia Oyj	81,900	308,020
		2,467,970
France — 10.0%
Accor SA	5,000	168,351
Amundi SA (b)	3,292	184,632
AXA SA	66,380	1,966,197
Capgemini SE	16,609	2,883,965
Cie de Saint-Gobain SA	3,300	197,698
Engie SA	9,505	145,744
LVMH Moet Hennessy Louis Vuitton SE	1,175	886,452
Rexel SA	5,200	116,381
Societe Generale SA	7,900	191,103
Sodexo SA	2,634	271,268
TotalEnergies SE	33,366	2,195,728
Veolia Environnement SA	15,092	436,614
Vinci SA	20,243	2,241,037
		11,885,170

	Number of Shares	Value
Germany — 5.3%
Allianz SE Registered	1,560	$372,000
BASF SE	3,600	163,413
Bayer AG Registered	1,800	86,454
Deutsche Boerse AG	1,636	282,775
Deutsche Post AG Registered	9,400	383,111
Heidelberg Materials AG	5,200	403,949
Infineon Technologies AG	9,400	311,750
K&S AG Registered	4,000	72,698
Merck KGaA	17,966	3,002,853
SAP SE	4,100	532,205
Siemens AG Registered	2,860	410,019
Siemens Energy AG (c)	6,134	80,249
Talanx AG (c)	1,100	69,760
Zalando SE (b) (c)	7,500	167,488
		6,338,724
Hong Kong — 3.4%
AIA Group Ltd.	319,637	2,585,565
CK Asset Holdings Ltd.	54,000	284,031
Prudential PLC	104,595	1,126,292
		3,995,888
Ireland — 0.9%
AerCap Holdings NV (c)	6,981	437,499
AIB Group PLC	68,000	306,216
Ryanair Holdings PLC Sponsored ADR (c)	300	29,163
Smurfit Kappa Group PLC	10,300	340,758
		1,113,636
Israel — 0.3%
Check Point Software Technologies Ltd. (c)	2,190	291,883
Italy — 0.1%
Prysmian SpA	2,900	116,347
Japan — 15.2%
Astellas Pharma, Inc.	159,230	2,199,349
Chugai Pharmaceutical Co. Ltd.	105,761	3,277,022
Denka Co. Ltd. (a)	7,200	130,175
FANUC Corp.	8,400	219,266
Fujitsu Ltd.	2,800	329,439
Hitachi Ltd.	6,400	396,764
Kao Corp.	54,156	2,010,959
KDDI Corp.	95,434	2,921,358
Kirin Holdings Co. Ltd.	96,855	1,358,468
Kyocera Corp.	6,000	304,306
Nintendo Co. Ltd.	7,800	324,950
Olympus Corp.	14,800	191,750
ORIX Corp.	21,200	395,844
Rakuten Group, Inc.	49,200	201,488

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
SBI Holdings, Inc.	16,000	$336,787
Seven & i Holdings Co. Ltd.	10,700	419,008
Shiseido Co. Ltd.	39,872	1,399,734
Sony Group Corp.	7,000	572,612
Square Enix Holdings Co. Ltd.	2,700	92,507
Sumitomo Mitsui Financial Group, Inc.	9,300	455,916
Toyota Industries Corp.	5,900	464,469
		18,002,171
Luxembourg — 0.2%
ArcelorMittal SA	9,100	227,590
Netherlands — 5.1%
ASML Holding NV	490	287,747
EXOR NV (a)	1,100	97,507
Heineken Holding NV	3,900	293,517
Heineken NV	30,585	2,690,488
ING Groep NV	13,200	174,375
Koninklijke Philips NV (a) (c)	5,145	102,537
Shell PLC	77,451	2,459,071
		6,105,242
Norway — 0.5%
Aker BP ASA	10,913	301,603
DNB Bank ASA	17,100	344,418
		646,021
Republic of Korea — 0.3%
Samsung Electronics Co. Ltd.	8,100	410,386
Singapore — 0.3%
DBS Group Holdings Ltd.	14,500	356,040
Spain — 3.8%
Iberdrola SA	176,944	1,975,653
Industria de Diseno Textil SA	68,405	2,545,988
		4,521,641
Sweden — 2.8%
Assa Abloy AB Class B	118,493	2,581,467
Essity AB Class B	11,900	256,448
Husqvarna AB Class B (a)	8,800	67,104
Skandinaviska Enskilda Banken AB Class A	18,859	224,632
Volvo AB Class B	7,100	146,151
		3,275,802
Switzerland — 3.3%
ABB Ltd. Registered	8,000	285,890
Cie Financiere Richemont SA Registered Class A	2,200	268,053
Julius Baer Group Ltd.	2,700	173,032
Novartis AG Registered	31,696	3,234,384
		3,961,359

	Number of Shares	Value
United Kingdom — 19.8%
Ashtead Group PLC	4,500	$273,522
AstraZeneca PLC	20,315	2,733,928
Aviva PLC	25,558	120,845
BAE Systems PLC	254,081	3,084,255
Barratt Developments PLC	18,900	101,390
BP PLC	76,000	490,720
Bunzl PLC	5,300	188,111
Burberry Group PLC	6,900	160,028
CK Hutchison Holdings Ltd.	76,000	405,053
CNH Industrial NV	24,300	294,386
Compass Group PLC	53,265	1,297,628
DCC PLC	5,941	333,063
Diageo PLC	58,051	2,140,853
Dowlais Group PLC	28,073	36,693
Entain PLC	14,600	166,179
Inchcape PLC	19,856	182,790
Informa PLC	21,500	195,916
Kingfisher PLC	85,500	231,758
Legal & General Group PLC	105,400	284,760
Liberty Global PLC Class C (a) (c)	12,700	235,712
Lloyds Banking Group PLC	688,600	370,787
National Grid PLC	65,983	787,622
Persimmon PLC	9,200	120,444
Reckitt Benckiser Group PLC	48,120	3,400,659
Smith & Nephew PLC	202,754	2,520,158
Tesco PLC	116,100	373,303
Unilever PLC (ULVR LN)	9,300	458,938
Unilever PLC (UNA NA)	50,704	2,510,126
		23,499,627
United States — 13.4%
Experian PLC	76,037	2,484,064
GSK PLC	16,520	298,643
Linde PLC (LIN US)	770	286,709
Linde PLC (WM2 TH)	8,990	3,363,348
Nestle SA Registered	31,242	3,527,890
Roche Holding AG	10,927	2,980,505
Sanofi	4,500	482,860
Schneider Electric SE	14,351	2,365,946
Stellantis NV	9,100	174,546
		15,964,511

TOTAL COMMON STOCK (Cost $115,718,974)		112,833,332

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.2%
Germany — 0.2%
Henkel AG & Co. KGaA 2.753%	2,369	$169,081

TOTAL PREFERRED STOCK (Cost $184,455)		169,081

TOTAL EQUITIES (Cost $115,903,429)		113,002,413

TOTAL LONG-TERM INVESTMENTS (Cost $115,903,429)		113,002,413

SHORT-TERM INVESTMENTS — 4.4%
Investment of Cash Collateral from Securities Loaned — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	286,558	286,558

	Principal Amount
Repurchase Agreement — 4.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (e)	$4,993,598	4,993,598

TOTAL SHORT-TERM INVESTMENTS (Cost $5,280,156)		5,280,156

TOTAL INVESTMENTS — 99.6% (Cost $121,183,585) (f)		118,282,569

Other Assets/(Liabilities) — 0.4%		452,773

NET ASSETS — 100.0%		$118,735,342

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $1,951,994 or 1.64% of net assets. The Fund received $1,755,445 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $352,120 or 0.30% of net assets.

(c)	Non-income producing security.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $4,994,264. Collateralized by U.S. Government Agency obligations with a rate of 0.625%, maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $5,093,643.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	38.8%
Industrial	15.6%
Financial	13.6%
Consumer, Cyclical	7.3%
Energy	5.1%
Technology	4.5%
Basic Materials	4.2%
Communications	3.3%
Utilities	2.8%
Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 96.2%
COMMON STOCK — 95.0%
Brazil — 6.2%
Ambev SA	780,363	$2,035,304
Arezzo Industria e Comercio SA	16,087	207,898
B3 SA - Brasil Bolsa Balcao	360,600	881,673
Localiza Rent a Car SA	26,300	306,399
NU Holdings Ltd. Class A (a)	183,979	1,333,848
Raia Drogasil SA	8,200	45,058
Vale SA Sponsored ADR	75,036	1,005,482
WEG SA	63,937	461,349
		6,277,011
Chile — 1.1%
Antofagasta PLC	22,891	396,545
Banco Santander Chile	14,776,256	684,232
		1,080,777
China — 24.3%
BeiGene Ltd. ADR (a)	5,447	979,752
H World Group Ltd. (a)	9,300	36,678
H World Group Ltd. ADR (a)	116,208	4,582,081
Meituan Class B (a) (b)	67,929	986,148
MicroTech Medical Hangzhou Co. Ltd. Class H (a) (b)	33,400	16,956
NetEase, Inc. ADR	26,548	2,659,048
New Horizon Health Ltd. (a) (b)	137,000	328,270
PDD Holdings, Inc. ADR (a)	15,600	1,529,892
Silergy Corp.	15,000	141,693
Tencent Holdings Ltd.	72,190	2,797,727
Wuxi Biologics Cayman, Inc. (a) (b)	49,500	290,723
Yum China Holdings, Inc. (YUMC US)	100,012	5,572,669
Zai Lab Ltd. ADR (a) (c)	13,363	324,855
ZTO Express Cayman, Inc.	11,770	284,218
ZTO Express Cayman, Inc. ADR	174,259	4,211,840
		24,742,550
France — 5.6%
L’Oreal SA	542	224,464
Pernod Ricard SA	24,721	4,115,079
TotalEnergies SE	20,960	1,379,322
		5,718,865
Hong Kong — 0.7%
AIA Group Ltd.	92,600	749,047
India — 19.5%
Havells India Ltd.	29,919	495,974
HCL Technologies Ltd.	20,143	299,340
HDFC Bank Ltd.	365,069	6,683,413
Kotak Mahindra Bank Ltd.	271,187	5,671,255

	Number of Shares	Value
Oberoi Realty Ltd.	79,225	$1,099,180
Tata Consultancy Services Ltd.	130,490	5,529,620
		19,778,782
Indonesia — 1.0%
Bank Central Asia Tbk PT	1,459,200	832,501
Bank Rakyat Indonesia Persero Tbk PT	682,000	230,481
		1,062,982
Italy — 2.0%
Ermenegildo Zegna NV	33,159	461,573
PRADA SpA	260,100	1,521,573
		1,983,146
Japan — 0.7%
Daiichi Sankyo Co. Ltd.	24,400	669,678
Mexico — 11.7%
America Movil SAB de CV ADR	110,684	1,917,047
Fomento Economico Mexicano SAB de CV	185,893	2,026,449
Grupo Mexico SAB de CV Series B	1,146,519	5,418,293
Wal-Mart de Mexico SAB de CV	662,468	2,500,482
		11,862,271
Netherlands — 0.5%
Argenx SE ADR (a)	1,139	559,967
Peru — 1.0%
Credicorp Ltd.	7,677	982,426
Philippines — 1.1%
SM Investments Corp.	76,090	1,135,153
Poland — 0.0%
Allegro.eu SA (a) (b)	4,255	31,292
Portugal — 1.1%
Galp Energia SGPS SA	76,652	1,135,459
Republic of Korea — 6.7%
Kakao Corp.	11,779	383,437
LG Chem Ltd.	4,728	1,738,292
LG H&H Co. Ltd.	841	276,926
Samsung Biologics Co. Ltd. (a) (b)	3,337	1,679,814
Samsung Electronics Co. Ltd.	53,953	2,733,527
		6,811,996
Russia — 0.0%
Novatek PJSC (a) (b) (d) (e)	11,192	—
Sberbank of Russia PJSC (d) (e)	18,062	—
		—
South Africa — 0.6%
FirstRand Ltd.	188,560	635,482
Switzerland — 2.8%
Cie Financiere Richemont SA Registered Class A	22,994	2,801,645

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Taiwan — 8.4%
MediaTek, Inc.	4,000	$91,382
Taiwan Semiconductor Manufacturing Co. Ltd.	520,000	8,438,608
		8,529,990

TOTAL COMMON STOCK (Cost $97,097,311)		96,548,519

PREFERRED STOCK — 1.2%
Brazil — 1.2%
Banco Bradesco SA 7.049%	250,849	713,639
Itau Unibanco Holding SA 5.496%	100,100	541,867
		1,255,506

TOTAL PREFERRED STOCK (Cost $1,397,039)		1,255,506

TOTAL EQUITIES (Cost $98,494,350)		97,804,025

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	53,937	40,057

TOTAL WARRANTS (Cost $0)		40,057

RIGHTS — 0.0%
Brazil — 0.0%
Localiza Rent a Car SA (a)	192	611

TOTAL RIGHTS (Cost $0)		611

TOTAL LONG-TERM INVESTMENTS (Cost $98,494,350)		97,844,693

SHORT-TERM INVESTMENTS — 4.0%
Investment of Cash Collateral from Securities Loaned — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	147,200	147,200

	Principal Amount	Value
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (g)	$3,816,511	$3,816,511

TOTAL SHORT-TERM INVESTMENTS (Cost $3,963,711)		3,963,711

TOTAL INVESTMENTS — 100.2% (Cost $102,458,061) (h)		101,808,404

Other Assets/(Liabilities) — (0.2)%		(188,693)

NET ASSETS — 100.0%		$101,619,711

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $3,333,203 or 3.28% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $319,321 or 0.31% of net assets. The Fund received $180,603 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Investment is valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $3,817,020. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $3,892,915.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Financial	20.7%
Technology	19.4%
Consumer, Cyclical	17.5%
Consumer, Non-cyclical	14.7%
Basic Materials	8.4%
Communications	7.5%
Industrial	5.5%
Energy	2.5%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2023

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$146,856,516	$204,758,501
Repurchase agreements, at value (Note 2) (b)	25,100,488	5,811,204
Total investments (c)	171,957,004	210,569,705
Cash	54	366
Foreign currency, at value (d)	—	180
Receivables from:
Investments sold
Regular delivery	—	—
Delayed delivery	—	—
Cash collateral pledged for open derivatives (Note 2)	—	3,892,000
Open forward contracts (Note 2)	—	—
Fund shares sold	441,247	30,540
Variation margin on open derivative instruments (Note 2)	—	—
Interest and dividends	665,823	1,390,097
Foreign tax reclaims	—	—
Prepaid expenses	14,946	54,559
Total assets	173,079,074	215,937,447
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Delayed delivery	—	346,000
Written options outstanding, at value (Note 2) (e)	—	—
Distributions	651	12,816
Open forward contracts (Note 2)	—	—
Interest and dividends	—	—
Fund shares repurchased	679,940	308,734
Cash collateral held for securities on loan (Note 2)	—	1,794,395
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	34,022	40,411
Variation margin on open derivative instruments (Note 2)	—	28,133
Affiliates (Note 3):
Administration fees	73,001	117,521
Investment advisory fees	50,464	46,711
Service fees	—	40,751
Distribution fees	—	4,875
Accrued expense and other liabilities	132,624	215,235
Total liabilities	970,702	2,955,582
Net assets	$172,108,372	$212,981,865
Net assets consist of:
Paid-in capital	$172,139,919	$387,965,476
Accumulated earnings (loss)	(31,547)	(174,983,611)
Net assets	$172,108,372	$212,981,865

(a)	Cost of investments:	$146,856,516	$241,958,154
(b)	Cost of repurchase agreements:	$25,100,488	$5,811,204
(c)	Securities on loan with market value of:	$—	$1,757,163
(d)	Cost of foreign currency:	$—	$186
(e)	Premiums on written options:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$254,299,970	$765,991,194	$172,172,230	$422,949,435	$105,334,500
3,685,965	2,400,462	2,360,921	3,254,724	1,013,142
257,985,935	768,391,656	174,533,151	426,204,159	106,347,642
270,741	10,913	561	17,972	2
—	2	4,158	—	—

—	962,969	—	1,595,468	—
—	—	—	—	607,423
10,050,000	4,510,000	900,000	—	—
—	—	83,738	—	—
225,755	523,342	64,896	583,656	44,291
—	173,546	60,332	—	—
488,164	4,870,065	1,319,493	6,667,873	301,098
—	613	14,183	459,303	—
35,723	37,365	38,776	44,149	36,493
269,056,318	779,480,471	177,019,288	435,572,580	107,336,949

—	—	1,982,298	5,238,440	—
—	94,358,435	13,353,824	2,202,000	3,961,963
—	—	8,587	—	—
—	—	—	646	—
—	—	135,414	—	—
2,610,533	—	—	—	—
242,026	11,122,319	532,144	515,854	835,136
—	4,637,205	3,763,728	24,969,253	—
5,241,800	—	—	—	—
22,691	102,986	14,435	25,726	11,690
68,410	—	—	—	5,365

64,451	108,830	77,763	92,231	62,408
82,576	214,835	51,629	156,648	41,756
8,834	15,470	6,449	30,439	17,523
1,368	105	807	14,902	6,148
130,047	156,818	109,783	158,878	127,067
8,472,736	110,717,003	20,036,861	33,405,017	5,069,056
$260,583,582	$668,763,468	$156,982,427	$402,167,563	$102,267,893

$303,683,616	$838,782,329	$195,859,992	$500,873,383	$106,068,939
(43,100,034)	(170,018,861)	(38,877,565)	(98,705,820)	(3,801,046)
$260,583,582	$668,763,468	$156,982,427	$402,167,563	$102,267,893

$265,721,883	$862,359,763	$195,906,091	$459,135,011	$107,003,972
$3,685,965	$2,400,462	$2,360,921	$3,254,724	$1,013,142
$—	$4,543,086	$3,697,588	$24,637,463	$—
$—	$2	$4,256	$—	$—
$—	$—	$17,276	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Class I shares:
Net assets	$—	$77,613,774
Shares outstanding (a)	—	8,943,046
Net asset value, offering price and redemption price per share	$—	$8.68
Class R5 shares:
Net assets	$172,108,372	$11,358,664
Shares outstanding (a)	172,310,798	1,302,804
Net asset value, offering price and redemption price per share	$1.00	$8.72
Service Class shares:
Net assets	$—	$3,437,188
Shares outstanding (a)	—	397,260
Net asset value, offering price and redemption price per share	$—	$8.65
Administrative Class shares:
Net assets	$—	$11,718,719
Shares outstanding (a)	—	1,358,117
Net asset value, offering price and redemption price per share	$—	$8.63
Class R4 shares:
Net assets	$—	$3,224,881
Shares outstanding (a)	—	371,026
Net asset value, offering price and redemption price per share	$—	$8.69
Class A shares:
Net assets	$—	$6,054,886
Shares outstanding (a)	—	705,022
Net asset value, and redemption price per share	$—	$8.59
Offering price per share (100/[100-maximum sales charge] of net asset value)	$—	$8.81
Class R3 shares:
Net assets	$—	$6,741,850
Shares outstanding (a)	—	782,168
Net asset value, offering price and redemption price per share	$—	$8.62
Class Y shares:
Net assets	$—	$46,025,030
Shares outstanding (a)	—	5,298,633
Net asset value, offering price and redemption price per share	$—	$8.69
Class L shares:
Net assets	$—	$45,935,978
Shares outstanding (a)	—	5,310,065
Net asset value, offering price and redemption price per share	$—	$8.65
Offering price per share (100/[100-maximum sales charge] of net asset value)	$—	$8.83
Class C shares:
Net assets	$—	$870,895
Shares outstanding (a)	—	99,864
Net asset value, offering price and redemption price per share	$—	$8.72

(a)	Authorized unlimited number of shares with no par value.

(b)	Class Y commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund (b)	MassMutual Core Bond Fund (b)	MassMutual Diversified Bond Fund (b)	MassMutual High Yield Fund	MassMutual Balanced Fund (b)

$168,965,548	$492,575,078	$76,295,599	$259,513,130	$38,571,232
18,467,322	55,707,700	8,793,873	34,484,817	3,697,959
$9.15	$8.84	$8.68	$7.53	$10.43

$49,634,859	$92,388,843	$61,990,213	$32,777,929	$26,032,466
5,423,640	10,409,304	7,879,693	4,325,512	2,496,308
$9.15	$8.88	$7.87	$7.58	$10.43

$21,435,955	$29,604,696	$3,836,193	$20,936,986	$8,092,693
2,350,257	3,355,827	479,250	2,760,876	718,835
$9.12	$8.82	$8.00	$7.58	$11.26

$6,883,463	$30,750,130	$4,796,859	$12,382,217	$3,247,445
745,261	3,519,697	600,290	1,663,084	309,907
$9.24	$8.74	$7.99	$7.45	$10.48

$3,557,398	$1,419,805	$4,394,955	$16,984,499	$4,937,019
400,401	164,705	559,062	2,321,363	498,560
$8.88	$8.62	$7.86	$7.32	$9.90

$7,905,341	$21,760,543	$4,467,520	$7,115,858	$12,043,877
880,284	2,511,568	557,913	956,061	1,199,418
$8.98	$8.66	$8.01	$7.44	$10.04
$9.38	$9.04	$8.37	$7.77	$10.62

$2,102,856	$169,260	$1,106,299	$23,159,335	$9,244,225
235,957	18,923	139,438	3,071,764	941,682
$8.91	$8.94	$7.93	$7.54	$9.82

$98,162	$95,113	$94,789	$29,201,236	$98,936
10,718	10,718	12,048	3,869,395	9,488
$9.16	$8.87	$7.87	$7.55	$10.43

$—	$—	$—	$—	$—
—	—	—	—	—
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—

$—	$—	$—	$96,373	$—
—	—	—	12,720	—
$—	$—	$—	$7.58	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Assets:
Investments, at value (Note 2) (a)	$62,486,170	$67,671,865
Repurchase agreements, at value (Note 2) (b)	483,747	947,665
Total investments (c)	62,969,917	68,619,530
Cash	8	7
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	—	176,435
Fund shares sold	19,052	44,892
Interest and dividends	68,737	39,356
Foreign tax reclaims	—	4,408
Prepaid expenses	32,963	29,979
Total assets	63,090,677	68,914,607
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	4,208
Fund shares repurchased	4,204	53,465
Cash collateral held for securities on loan (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	16,562	10,717
Affiliates (Note 3):
Administration fees	32,369	32,079
Investment advisory fees	23,811	32,101
Service fees	5,123	9,608
Distribution fees	1,861	437
Accrued expense and other liabilities	119,476	85,280
Total liabilities	203,406	227,895
Net assets	$62,887,271	$68,686,712
Net assets consist of:
Paid-in capital	$58,967,295	$56,061,107
Accumulated earnings (loss)	3,919,976	12,625,605
Net assets	$62,887,271	$68,686,712

(a)	Cost of investments:	$61,190,903	$60,496,777
(b)	Cost of repurchase agreements:	$483,747	$947,665
(c)	Securities on loan with market value of:	$286,781	$488,555
(d)	Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$159,261,521	$316,540,151	$184,481,197	$113,288,971	$97,991,893
545,842	9,647,613	3,276,999	4,993,598	3,816,511
159,807,363	326,187,764	187,758,196	118,282,569	101,808,404
—	508	22	—	116
—	—	33,918	132,975	453,435

—	929,770	2,009,404	24,078	—
185,166	2,447,325	83,610	68,329	21,692
12,183	180,265	60,168	212,154	132,561
—	—	286,740	662,009	52,051
33,634	40,676	30,342	48,067	37,946
160,038,346	329,786,308	190,262,400	119,430,181	102,506,205

—	2,658,126	—	35,249	—
530,203	479,765	13,902,669	26,732	4,325
—	164,500	1,671,914	286,558	147,200
21,586	19,511	25,187	38,475	11,386

46,313	60,408	56,876	40,617	30,221
61,480	157,540	120,724	83,084	88,893
13,412	38,925	18,264	8,262	673
2,897	5,097	5,211	1,451	320
127,653	99,224	661,720	174,411	603,476
803,544	3,683,096	16,462,565	694,839	886,494
$159,234,802	$326,103,212	$173,799,835	$118,735,342	$101,619,711

$139,186,729	$283,862,124	$73,420,701	$120,626,948	$129,511,845
20,048,073	42,241,088	100,379,134	(1,891,606)	(27,892,134)
$159,234,802	$326,103,212	$173,799,835	$118,735,342	$101,619,711

$145,351,119	$290,163,381	$120,469,681	$116,189,987	$98,641,550
$545,842	$9,647,613	$3,276,999	$4,993,598	$3,816,511
$195,040	$18,351,956	$3,183,213	$1,951,994	$319,321
$—	$—	$33,924	$133,212	$456,617

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Disciplined Value Fund (b)	MassMutual Main Street Fund
Class I shares:
Net assets	$26,342,975	$2,937,043
Shares outstanding (a)	2,057,135	306,691
Net asset value, offering price and redemption price per share	$12.81	$9.58
Class R5 shares:
Net assets	$18,288,288	$34,533,451
Shares outstanding (a)	1,422,732	3,604,276
Net asset value, offering price and redemption price per share	$12.85	$9.58
Service Class shares:
Net assets	$10,470,823	$114,595
Shares outstanding (a)	825,039	11,240
Net asset value, offering price and redemption price per share	$12.69	$10.20
Administrative Class shares:
Net assets	$1,313,796	$16,880,252
Shares outstanding (a)	100,169	1,764,629
Net asset value, offering price and redemption price per share	$13.12	$9.57
Class R4 shares:
Net assets	$377,725	$5,941,050
Shares outstanding (a)	30,592	646,982
Net asset value, offering price and redemption price per share	$12.35	$9.18
Class A shares:
Net assets	$4,163,702	$7,795,435
Shares outstanding (a)	333,223	836,194
Net asset value, and redemption price per share	$12.50	$9.32
Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.23	$9.86
Class R3 shares:
Net assets	$1,832,976	$484,886
Shares outstanding (a)	145,142	51,815
Net asset value, offering price and redemption price per share	$12.63	$9.36
Class Y shares:
Net assets	$96,986	$—
Shares outstanding (a)	7,547	—
Net asset value, offering price and redemption price per share	$12.85	$—

(a)	Authorized unlimited number of shares with no par value.
(b)	Class Y commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund (b)	MassMutual Small Cap Opportunities Fund (b)	MassMutual Global Fund	MassMutual International Equity Fund (b)	MassMutual Strategic Emerging Markets Fund

$34,333,686	$125,988,165	$48,335,184	$70,386,284	$98,677,287
3,890,031	7,948,041	4,384,778	8,869,772	10,542,797
$8.83	$15.85	$11.02	$7.94	$9.36

$73,392,881	$104,950,756	$44,363,860	$30,262,188	$266,811
8,319,500	6,647,512	4,034,916	3,812,272	27,935
$8.82	$15.79	$10.99	$7.94	$9.55

$12,529,157	$15,707,073	$3,655,381	$3,484,689	$1,363,543
1,410,609	999,049	338,515	440,374	145,617
$8.88	$15.72	$10.80	$7.91	$9.36

$19,964,328	$21,277,206	$50,587,490	$1,890,414	$286,705
2,196,544	1,365,840	4,643,068	241,514	30,528
$9.09	$15.58	$10.90	$7.83	$9.39

$6,373,431	$13,888,219	$8,921,160	$537,344	$379,386
768,052	930,856	860,680	74,107	40,989
$8.30	$14.92	$10.37	$7.25	$9.26

$8,080,611	$36,524,591	$10,558,577	$9,847,428	$152,865
958,166	2,432,067	999,244	1,338,395	16,382
$8.43	$15.02	$10.57	$7.36	$9.33
$8.92	$15.89	$11.19	$7.79	$9.87

$4,448,923	$7,672,469	$7,378,183	$2,231,012	$493,114
542,800	522,648	708,830	312,856	54,104
$8.20	$14.68	$10.41	$7.13	$9.11

$111,785	$94,733	$—	$95,983	$—
12,674	5,999	—	12,092	—
$8.82	$15.79	$—	$7.94	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$—	$—
Interest (b)	8,880,632	11,839,232
Securities lending net income	—	30,772
Total investment income	8,880,632	11,870,004
Expenses (Note 3):
Investment advisory fees	681,356	1,062,581
Custody fees	112,920	133,807
Trustee reporting	—	62,929
Audit and tax fees	42,947	61,690
Commitment & Service Expenses	—	177,142
Legal fees	7,413	122,892
Proxy fees	1,382	1,630
Accounting & Administration fees	56,833	152,298
Shareholder reporting fees	43,368	91,594
Trustees’ fees	12,521	28,253
Registration and filing fees	28,102	208,434
Transfer agent fees	3,005	39,465
	989,847	2,142,715
Administration fees:
Class R5	194,667	25,786
Service Class	—	6,302
Administrative Class	—	30,548
Class R4	—	11,976
Class A	—	20,604
Class R3	—	14,126
Class Y	—	99,532
Class L	—	27,799
Class C	—	506
Distribution and Service fees:
Class R4	—	14,970
Class A	—	17,170
Class R3	—	35,315
Class L	—	138,993
Class C	—	5,056
Total expenses	1,184,514	2,591,398
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(217,258)
Class Y fees reimbursed by adviser	—	(346,078)
Class L fees reimbursed by adviser	—	(164,564)
Class C fees reimbursed by adviser	—	(3,036)
Net expenses:	1,184,514	1,860,462
Net investment income (loss)	7,696,118	10,009,542

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund		MassMutual Core Bond Fund		MassMutual Diversified Bond Fund		MassMutual High Yield Fund	MassMutual Balanced Fund

$—		$—		$70,669		$15,011	$1,468,864
12,264,032		36,481,575		8,313,710		28,107,359	1,426,339
6,971		19,810		14,933		137,421	—
12,271,003		36,501,385		8,399,312		28,259,791	2,895,203

1,100,110		2,791,091		629,767		1,860,725	557,495
82,996		79,963		49,447		87,925	63,341
—		—		—		48,369	—
54,039		55,335		56,187		60,614	53,554
—		—		—		146,230	—
10,961		26,829		5,277		59,281	5,228
1,631		1,630		1,630		1,630	1,630
60,503		87,550		73,357		124,411	59,873
39,868		76,262		37,828		93,246	37,015
19,244		47,476		10,246		26,205	7,649
104,470		106,144		103,303		154,481	104,339
3,005		3,005		3,005		34,514	3,005
1,476,827		3,275,285		970,047		2,697,631	893,129

67,230		130,719		59,900		33,328	29,883
56,750		70,882		9,100		44,227	16,364
25,822		103,079		19,869		38,721	14,320
8,465		3,933		8,109		46,595	9,874
26,217		73,196		15,020		24,765	40,165
4,375		347		2,757		47,826	19,873
66	*	64	*	64	*	13,152	66	*
—		—		—		—	—
—		—		—		—	—

10,582		4,916		10,136		58,243	12,343
21,848		60,997		12,516		20,638	33,471
10,936		868		6,894		119,566	49,682
—		—		—		—	—
—		—		—		907	—
1,709,118		3,724,286		1,114,412		3,145,599	1,119,170

—		—		—		—	—
—		—		—		—	—
—		—		—		—	—
—		—		—		—	—
1,709,118		3,724,286		1,114,412		3,145,599	1,119,170
10,561,885		32,777,099		7,284,900		25,114,192	1,776,033

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$321	$(39,991,161)
Futures contracts	—	7,116,382
Written options	—	—
Swap agreements	—	(4,663,297)
Foreign currency transactions	—	—
Forward contracts	—	—
Net realized gain (loss)	321	(37,538,076)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	—	39,607,545
Futures contracts	—	(6,552,247)
Written options	—	—
Swap agreements	—	4,124,415
Translation of assets and liabilities in foreign currencies	—	(6)
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	—	37,179,707
Net realized gain (loss) and change in unrealized appreciation (depreciation)	321	(358,369)
Net increase (decrease) in net assets resulting from operations	$7,696,439	$9,651,173

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$(6,198,688)	$(30,960,763)	$(5,974,661)	$(20,871,649)	$(1,679,059)
3,060,131	(11,178,598)	(3,372,094)	—	388,502
—	—	11,289	—	—
(21,129,173)	(2,067,402)	(433,295)	—	—
—	1	(23,605)	—	1
—	—	(65,716)	—	—
(24,267,730)	(44,206,762)	(9,858,082)	(20,871,649)	(1,290,556)

7,545,247	19,157,319	3,525,185	33,941,485	11,991,492
(1,084,157)	562,153	467,692	—	(200,502)
—	—	15,351	—	—
12,715,451	(190,143)	14,889	—	—
—	—	4,518	7,681	—
—	—	3,442	—	—
19,176,541	19,529,329	4,031,077	33,949,166	11,790,990
(5,091,189)	(24,677,433)	(5,827,005)	13,077,517	10,500,434
$5,470,696	$8,099,666	$1,457,895	$38,191,709	$12,276,467

$—	$—	$—	$—	$208
$—	$—	$238	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Disciplined Value Fund		MassMutual Main Street Fund
Investment income (Note 2):
Dividends (a)	$1,493,617		$1,125,974
Interest	6,145		11,987
Securities lending net income	882		10,548
Non-cash income	22,455		—
Total investment income	1,523,099		1,148,509
Expenses (Note 3):
Investment advisory fees	324,670		396,603
Custody fees	38,915		30,850
Audit and tax fees	50,860		49,705
Legal fees	3,238		3,257
Proxy fees	1,630		1,630
Accounting & Administration fees	28,815		21,766
Shareholder reporting fees	23,698		27,637
Trustees’ fees	4,698		4,669
Registration and filing fees	102,815		100,792
Transfer agent fees	3,005		3,005
	582,344		639,914
Administration fees:
Class R5	20,556		35,064
Service Class	25,609		228
Administrative Class	4,003		55,348
Class R4	2,525		12,333
Class A	13,253		25,491
Class R3	7,703		1,569
Class Y	64	*	—
Distribution and Service fees:
Class R4	3,156		15,417
Class A	11,044		21,248
Class R3	19,256		3,920
Total expenses	689,513		810,532
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—		—
Class R5 fees reimbursed by adviser	—		—
Service Class fees reimbursed by adviser	—		—
Administrative Class fees reimbursed by adviser	—		—
Class R4 fees reimbursed by adviser	—		—
Class A fees reimbursed by adviser	—		—
Class R3 fees reimbursed by adviser	—		—
Investment advisory fees waived	—		—
Net expenses:	689,513		810,532
Net investment income (loss)	833,586		337,977

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund		MassMutual Small Cap Opportunities Fund		MassMutual Global Fund	MassMutual International Equity Fund		MassMutual Strategic Emerging Markets Fund

$1,459,241		$4,216,766		$1,864,938	$3,356,322		$1,923,286
12,499		91,126		14,872	181,336		64,391
8,997		16,073		10,269	32,542		6,425
—		—		74,170	102,500		164,986
1,480,737		4,323,965		1,964,249	3,672,700		2,159,088

724,758		1,881,887		1,578,840	1,093,166		1,167,328
40,866		39,562		75,677	111,901		164,337
50,934		49,343		72,614	70,511		93,732
8,998		12,083		7,589	4,877		4,240
1,630		1,630		1,630	954		1,630
30,911		34,142		31,444	30,104		27,240
38,421		52,877		41,682	24,663		38,335
10,188		20,762		13,178	8,439		7,486
103,525		108,740		101,955	105,323		101,589
3,005		3,005		3,005	—		3,005
1,013,236		2,204,031		1,927,614	1,449,938		1,608,922

78,055		109,828		66,260	34,419		265
28,570		34,441		10,936	6,660		2,958
63,808		67,213		157,486	7,332		897
12,656		26,705		19,466	1,253		751
39,271		121,721		31,235	30,890		475
8,599		15,947		16,916	4,769		1,129
71	*	64	*	—	66	*	—

15,820		33,381		24,333	1,566		940
32,725		101,435		26,029	25,742		396
21,498		39,868		42,288	11,922		2,822
1,314,309		2,754,634		2,322,563	1,574,557		1,619,555

—		—		—	—		(259,625)
—		—		—	—		(600)
—		—		—	—		(3,399)
—		—		—	—		(681)
—		—		—	—		(848)
—		—		—	—		(359)
—		—		—	—		(1,303)
—		—		—	(65,857)		—
1,314,309		2,754,634		2,322,563	1,508,700		1,352,740
166,428		1,569,331		(358,314)	2,164,000		806,348

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$1,977,748	$5,555,381
Foreign currency transactions	—	505
Net realized gain (loss)	1,977,748	5,555,886
Net change in unrealized appreciation (depreciation) on:
Investment transactions	7,544,162	6,695,222
Translation of assets and liabilities in foreign currencies	—	312
Net change in unrealized appreciation (depreciation)	7,544,162	6,695,534
Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,521,910	12,251,420
Net increase (decrease) in net assets resulting from operations	$10,355,496	$12,589,397

(a)	Net of foreign withholding tax of:	$—	$2,036
**	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund		MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$6,445,246	$14,217,372	$39,557,999		$429,303	$(12,118,503)
—	(108)	8,305		(104,089)	(55,405)
6,445,246	14,217,264	39,566,304		325,214	(12,173,908)

27,318,816	22,002,464	15,193,573	**	17,779,813	28,093,077 **
—	—	26,189		56,587	1,360
27,318,816	22,002,464	15,219,762		17,836,400	28,094,437
33,764,062	36,219,728	54,786,066		18,161,614	15,920,529
$33,930,490	$37,789,059	$54,427,752		$20,325,614	$16,726,877

$194	$9,371	$179,968	$371,363	$310,728
$—	$—	$(238,866)	$—	$(175,556)

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

MassMutual U.S. Government Money Market Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,696,118	$838,097
Net realized gain (loss)	321	1,133
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	7,696,439	839,230
Distributions to shareholders (Note 2):
Class I	—	—
Class R5	(7,696,593)	(837,585)
Service Class	—	—
Administrative Class	—	—
Class R4	—	—
Class A	—	—
Class R3	—	—
Class Y	—	—
Class L	—	—
Class C	—	—
Total distributions	(7,696,593)	(837,585)
Tax return of capital:
Class I	—	—
Class R5	—	—
Service Class	—	—
Administrative Class	—	—
Class R4	—	—
Class A	—	—
Class R3	—	—
Class Y	—	—
Class L	—	—
Class C	—	—
Total tax return of capital	—	—
Net fund share transactions (Note 5):
Class I	—	—
Class R5	(33,219,795)	(30,251,189)
Service Class	—	—
Administrative Class	—	—
Class R4	—	—
Class A	—	—
Class R3	—	—
Class Y	—	—
Class L	—	—
Class C	—	—
Increase (decrease) in net assets from fund share transactions	(33,219,795)	(30,251,189)
Total increase (decrease) in net assets	(33,219,949)	(30,249,544)
Net assets
Beginning of year	205,328,321	235,577,865
End of year	$172,108,372	$205,328,321

(a)	Commenced operations on December 13, 2021.

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund			MassMutual Inflation-Protected and Income Fund
Year Ended September 30, 2023	Year Ended September 30, 2022		Year Ended September 30, 2023	Year Ended September 30, 2022

$10,009,542	$16,862,376		$10,561,885	$8,458,301
(37,538,076)	(51,305,178)		(24,267,730)	(8,352,671)
37,179,707	(71,439,690)		19,176,541	(42,321,476)
9,651,173	(105,882,492)		5,470,696	(42,215,846)

(3,308,878)	(8,176,968)		(6,485,045)	(13,578,868)
(876,994)	(2,345,636)		(2,502,538)	(6,527,752)
(102,714)	(395,204)		(1,108,108)	(3,706,567)
(324,168)	(553,757)		(279,683)	(804,115)
(184,942)	(318,830)		(151,257)	(342,973)
(202,700)	(543,636)		(277,944)	(821,349)
(197,586)	(353,332)		(69,335)	(193,469)
(3,736,266)	(15,100,528	)(a)	—	—
(1,945,558)	(2,275,179	)(a)	—	—
(32,732)	(26,497	)(a)	—	—
(10,912,538)	(30,089,567)		(10,873,910)	(25,975,093)

(39,122)	—		—	—
(10,369)	—		—	—
(1,214)	—		—	—
(3,833)	—		—	—
(2,187)	—		—	—
(2,397)	—		—	—
(2,336)	—		—	—
(44,174)	—		—	—
(23,003)	—		—	—
(387)	—		—	—
(129,022)	—		—	—

(53,385,498)	(54,326,839)		3,108,492	19,908,736
(19,277,163)	(28,772,555)		(15,484,149)	(11,102,681)
453,367	(12,469,357)		(9,153,994)	(16,566,770)
1,139,234	(4,366,692)		(744,313)	(4,258,691)
(5,426,682)	(1,706,884)		(681,621)	41,523
(1,541,741)	(26,537,179)		(802,215)	(2,189,251)
(918,891)	(2,434,467)		(270,924)	48,895
(175,479,422)	304,155,402	(a)	100,000 *	—
(30,588,796)	89,252,476	(a)	—	—
(226,678)	1,255,306	(a)	—	—
(285,252,270)	264,049,211		(23,928,724)	(14,118,239)
(286,642,657)	128,077,152		(29,331,938)	(82,309,178)

499,624,522	371,547,370		289,915,520	372,224,698
$212,981,865	$499,624,522		$260,583,582	$289,915,520

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Core Bond Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$32,777,099	$23,918,092
Net realized gain (loss)	(44,206,762)	(43,749,466)
Net change in unrealized appreciation (depreciation)	19,529,329	(142,010,120)
Net increase (decrease) in net assets resulting from operations	8,099,666	(161,841,494)
Distributions to shareholders (Note 2):
Class I	(18,947,053)	(25,515,199)
Class R5	(5,049,706)	(10,426,152)
Service Class	(1,323,476)	(1,734,027)
Administrative Class	(1,260,653)	(1,712,376)
Class R4	(58,399)	(221,532)
Class A	(772,091)	(1,693,205)
Class R3	(5,295)	(7,500)
Class Y	—	—
Class C	—	—
Total distributions	(27,416,673)	(41,309,991)
Net fund share transactions (Note 5):
Class I	21,198,419	(61,675,638)
Class R5	(39,642,243)	(128,317,277)
Service Class	(6,333,157)	(12,042,889)
Administrative Class	(3,493,050)	(10,574,132)
Class R4	(834,390)	(5,244,362)
Class A	(1,400,222)	(25,553,805)
Class R3	(3,658)	(120,752)
Class Y	100,000 *	—
Class C	—	—
Increase (decrease) in net assets from fund share transactions	(30,408,301)	(243,528,855)
Total increase (decrease) in net assets	(49,725,308)	(446,680,340)
Net assets
Beginning of year	718,488,776	1,165,169,116
End of year	$668,763,468	$718,488,776

(a)	Commenced operations on December 13, 2021.

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund		MassMutual High Yield Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$7,284,900	$5,885,611	$25,114,192	$27,473,781
(9,858,082)	(8,877,339)	(20,871,649)	(312,722)
4,031,077	(34,438,073)	33,949,166	(96,113,678)
1,457,895	(37,429,801)	38,191,709	(68,952,619)

(3,066,113)	(4,290,758)	(16,023,785)	(32,453,576)
(2,434,368)	(3,344,900)	(2,147,884)	(4,191,590)
(190,793)	(343,585)	(1,399,388)	(2,714,386)
(338,479)	(445,350)	(805,064)	(1,894,451)
(150,025)	(171,228)	(1,415,359)	(3,481,151)
(189,315)	(296,362)	(493,437)	(1,074,744)
(50,765)	(27,352)	(1,394,875)	(2,769,060)
—	—	(1,711,818)	(2,074,928	)(a)
—	—	(5,020)	(3,484	)(a)
(6,419,858)	(8,919,535)	(25,396,630)	(50,657,370)

3,113,199	(12,764,525)	23,134,345	(49,627,752)
6,269,488	(6,119,459)	(2,543,088)	(2,641,378)
(992,171)	(5,368,513)	(2,005,567)	(421,728)
(3,181,064)	(2,063,333)	(733,839)	(6,329,003)
783,745	(489,076)	(14,766,226)	128,460
(498,374)	(2,541,380)	(1,519,440)	(2,465,320)
(198,615)	(1,609,268)	(2,442,085)	(1,554,968)
100,000 *	—	5,082,253	30,906,122	(a)
—	—	12,873	97,944	(a)
5,396,208	(30,955,554)	4,219,226	(31,907,623)
434,245	(77,304,890)	17,014,305	(151,517,612)

156,548,182	233,853,072	385,153,258	536,670,870
$156,982,427	$156,548,182	$402,167,563	$385,153,258

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Balanced Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,776,033	$1,635,713
Net realized gain (loss)	(1,290,556)	(1,191,938)
Net change in unrealized appreciation (depreciation)	11,790,990	(19,075,268)
Net increase (decrease) in net assets resulting from operations	12,276,467	(18,631,493)
Distributions to shareholders (Note 2):
Class I	(834,824)	(13,083,127)
Class R5	(506,260)	(9,442,345)
Service Class	(114,812)	(2,211,487)
Administrative Class	(91,105)	(1,821,814)
Class R4	(65,417)	(1,404,186)
Class A	(167,111)	(4,696,408)
Class R3	(108,827)	(3,309,059)
Total distributions	(1,888,356)	(35,968,426)
Net fund share transactions (Note 5):
Class I	(10,052,972)	10,110,475
Class R5	(5,639,482)	3,322,395
Service Class	(259,810)	789,167
Administrative Class	(3,510,700)	1,800,181
Class R4	(25,310)	711,476
Class A	(2,260,526)	(1,126,786)
Class R3	(1,260,911)	2,314,446
Class Y	100,000 *	—
Increase (decrease) in net assets from fund share transactions	(22,909,711)	17,921,354
Total increase (decrease) in net assets	(12,521,600)	(36,678,565)
Net assets
Beginning of year	114,789,493	151,468,058
End of year	$102,267,893	$114,789,493

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund		MassMutual Main Street Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$833,586	$1,071,808	$337,977	$588,136
1,977,748	6,346,433	5,555,886	10,795,461
7,544,162	(14,330,342)	6,695,534	(30,007,339)
10,355,496	(6,912,101)	12,589,397	(18,623,742)

(2,730,325)	(5,421,119)	(380,210)	(5,755,032)
(2,040,561)	(5,073,685)	(4,211,164)	(9,637,008)
(1,301,070)	(2,728,368)	(13,467)	(32,408)
(119,698)	(272,646)	(2,320,099)	(5,132,204)
(137,935)	(465,386)	(775,352)	(1,737,533)
(437,484)	(1,100,034)	(1,041,080)	(2,187,355)
(388,059)	(745,764)	(96,841)	(210,581)
(7,155,132)	(15,807,002)	(8,838,213)	(24,692,121)

257,915	1,138,722	(375,600)	(15,434,178)
(2,594,356)	(8,801,030)	1,407,842	896,476
(1,961,343)	(142,040)	1,158	2,400
105,908	(81,412)	(1,976,934)	2,862,256
(998,296)	(897,583)	(236,949)	760,267
(249,420)	(921,129)	(528,124)	1,322,681
(2,168,024)	45,564	(319,354)	(140,863)
100,000 *	—	—	—
(7,507,616)	(9,658,908)	(2,027,961)	(9,730,961)
(4,307,252)	(32,378,011)	1,723,223	(53,046,824)

67,194,523	99,572,534	66,963,489	120,010,313
$62,887,271	$67,194,523	$68,686,712	$66,963,489

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Disciplined Growth Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$166,428	$(35,448)
Net realized gain (loss)	6,445,246	12,038,599
Net change in unrealized appreciation (depreciation)	27,318,816	(66,271,366)
Net increase (decrease) in net assets resulting from operations	33,930,490	(54,268,215)
Distributions to shareholders (Note 2):
Class I	(916,567)	(14,211,876)
Class R5	(3,740,607)	(39,812,555)
Service Class	(712,618)	(10,037,758)
Administrative Class	(1,134,152)	(14,282,484)
Class R4	(305,507)	(4,483,496)
Class A	(744,187)	(11,937,715)
Class R3	(206,964)	(2,151,233)
Total distributions	(7,760,602)	(96,917,117)
Net fund share transactions (Note 5):
Class I	12,682,155	8,472,666
Class R5	(13,137,877)	28,861,519
Service Class	(4,241,389)	4,209,156
Administrative Class	(7,365,749)	10,471,389
Class R4	(986,886)	54,641
Class A	(8,570,392)	5,223,921
Class R3	(178,596)	2,400,935
Class Y	100,000 *	—
Increase (decrease) in net assets from fund share transactions	(21,698,734)	59,694,227
Total increase (decrease) in net assets	4,471,154	(91,491,105)
Net assets
Beginning of year	154,763,648	246,254,753
End of year	$159,234,802	$154,763,648

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund		MassMutual Global Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$1,569,331	$885,876	$(358,314)	$(725,332)
14,217,264	5,631,592	39,566,304	48,310,098
22,002,464	(72,344,667)	15,219,762	(164,188,999)
37,789,059	(65,827,199)	54,427,752	(116,604,233)

(1,468,645)	(8,099,573)	(12,546,325)	(10,688,280)
(1,410,819)	(12,813,268)	(13,889,612)	(12,739,313)
(207,096)	(2,089,184)	(1,359,215)	(859,154)
(242,408)	(2,480,508)	(10,936,495)	(9,271,798)
(128,301)	(1,502,600)	(2,097,768)	(1,722,056)
(357,876)	(5,263,635)	(2,182,359)	(2,023,520)
(61,858)	(937,828)	(1,873,279)	(1,492,945)
(3,877,003)	(33,186,596)	(44,885,053)	(38,797,066)

19,726,109	38,224,027	(11,792,685)	1,752,106
(7,603,679)	106,568	(17,628,169)	(18,913,065)
(2,169,683)	(3,074,459)	(2,115,174)	1,650,364
(1,184,446)	976,007	2,705,642	(5,268,106)
729,008	415,445	(96,932)	(402,757)
(6,761,451)	(1,765,134)	1,243,342	(2,426,872)
(334,449)	52,755	(818,187)	550,289
100,000 *	—	—	—
2,501,409	34,935,209	(28,502,163)	(23,058,041)
36,413,465	(64,078,586)	(18,959,464)	(178,459,340)

289,689,747	353,768,333	192,759,299	371,218,639
$326,103,212	$289,689,747	$173,799,835	$192,759,299

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual International Equity Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,164,000	$1,896,391
Net realized gain (loss)	325,214	5,832,286
Net change in unrealized appreciation (depreciation)	17,836,400	(34,443,587)
Net increase (decrease) in net assets resulting from operations	20,325,614	(26,714,910)
Distributions to shareholders (Note 2):
Class I	(4,199,952)	(10,922,947)
Class R5	(1,950,265)	(5,465,065)
Service Class	(154,615)	(410,850)
Administrative Class	(141,221)	(292,378)
Class R4	(33,604)	(176,442)
Class A	(544,895)	(1,478,546)
Class R3	(130,573)	(290,312)
Total distributions	(7,155,125)	(19,036,540)
Net fund share transactions (Note 5):
Class I	(3,620,656)	2,298,162
Class R5	(4,249,875)	(6,677,826)
Service Class	594,398	209,261
Administrative Class	(644,826)	661,945
Class R4	(265,108)	(574,574)
Class A	(151,139)	(1,097,342)
Class R3	(60,727)	561,594
Class Y	100,000 *	—
Increase (decrease) in net assets from fund share transactions	(8,297,933)	(4,618,780)
Total increase (decrease) in net assets	4,872,556	(50,370,230)
Net assets
Beginning of year	113,862,786	164,233,016
End of year	$118,735,342	$113,862,786

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund
Year Ended September 30, 2023	Year Ended September 30, 2022

$806,348	$588,448
(12,173,908)	(10,097,611)
28,094,437	(50,118,561)
16,726,877	(59,627,724)

(454,812)	(21,234,316)
—	(372,025)
(2,309)	(315,974)
(69)	(142,830)
—	(57,377)
—	(77,403)
—	(149,473)
(457,190)	(22,349,398)

(22,442,122)	26,336,462
10,933	(1,189,987)
(180,384)	343,704
22,198	(463,387)
30,814	85,854
(6,554)	(204,486)
(135,227)	(10,684)
—	—
(22,700,342)	24,897,476
(6,430,655)	(57,079,646)

108,050,366	165,130,012
$101,619,711	$108,050,366

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual U.S. Government Money Market Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class R5
9/30/23	$1.00	$0.04		$0.00	[d]	$0.04		$(0.04)	$—	$(0.04)	$1.00	4.08%	$172,108	0.61%	N/A	3.95%
9/30/22	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	—	(0.00)[d]	1.00	0.44%	205,328	0.54%	0.27%	0.39%
9/30/21	1.00	(0.00)[d]		0.00	[d]	0.00	[d]	—	—	—	1.00	0.00%[e]	235,578	0.51%	0.07%	0.00%[e]
9/30/20	1.00	0.01		0.00	[d]	0.01		(0.01)	—	(0.01)	1.00	0.56%	277,991	0.51%	0.40%	0.59%
9/30/19	1.00	0.02		0.00	[d]	0.02		(0.02)	(0.00)[d]	(0.02)	1.00	1.85%	333,574	0.52%	N/A	1.83%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.67	$0.30	$0.04	aa	$0.34	$(0.33)	$—	$(0.00)[d]	$(0.33)	$8.68	3.96%	$77,614	0.70%	0.46%	3.47%
9/30/22	10.10	0.20	(1.19)		(0.99)	(0.44)	—	—	(0.44)	8.67	(10.11%)	131,484	0.40%	0.39%	2.08%
9/30/21	10.09	0.24	0.22		0.46	(0.45)	—	—	(0.45)	10.10	4.69%	211,826	0.44%	N/A	2.41%
9/30/20	10.31	0.34	(0.21)		0.13	(0.35)	—	—	(0.35)	10.09	1.26%	189,805	0.42%	N/A	3.41%
9/30/19	10.30	0.32	0.08		0.40	(0.39)	—	—	(0.39)	10.31	4.05%	204,282	0.43%	N/A	3.13%
Class R5
9/30/23	$8.70	$0.27	$0.05	aa	$0.32	$(0.30)	$—	$(0.00)[d]	$(0.30)	$8.72	3.71%	$11,359	0.82%	N/A	3.09%
9/30/22	10.13	0.19	(1.20)		(1.01)	(0.42)	—	—	(0.42)	8.70	(10.26%)	30,546	0.50%	N/A	1.95%
9/30/21	10.12	0.24	0.21		0.45	(0.44)	—	—	(0.44)	10.13	4.56%	66,938	0.54%	N/A	2.34%
9/30/20	10.34	0.33	(0.21)		0.12	(0.34)	—	—	(0.34)	10.12	1.15%	110,813	0.52%	N/A	3.31%
9/30/19	10.33	0.31	0.08		0.39	(0.38)	—	—	(0.38)	10.34	3.92%	158,895	0.53%	N/A	3.03%
Service Class
9/30/23	$8.65	$0.26	$0.03	aa	$0.29	$(0.29)	$—	$(0.00)[d]	$(0.29)	$8.65	3.37%	$3,437	0.91%	N/A	3.02%
9/30/22	10.06	0.17	(1.18)		(1.01)	(0.40)	—	—	(0.40)	8.65	(10.30%)	2,981	0.62%	N/A	1.82%
9/30/21	10.04	0.23	0.21		0.44	(0.42)	—	—	(0.42)	10.06	4.51%	16,282	0.64%	N/A	2.25%
9/30/20	10.26	0.32	(0.22)		0.10	(0.32)	—	—	(0.32)	10.04	1.00%	38,559	0.62%	N/A	3.19%
9/30/19	10.25	0.30	0.08		0.38	(0.37)	—	—	(0.37)	10.26	3.82%	51,201	0.63%	N/A	2.92%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	16%	20%	72%	37%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period December 13, 2021 (commencement of operations) through September 30, 2022.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.62	$0.25	$0.04	aa	$0.29	$(0.28)	$—	$(0.00)[d]	$(0.28)	$8.63	3.39%	$11,719	1.01%	N/A	2.96%
9/30/22	10.01	0.17	(1.18)		(1.01)	(0.38)	—	—	(0.38)	8.62	(10.38%)	10,582	0.70%	N/A	1.78%
9/30/21	10.00	0.21	0.22		0.43	(0.42)	—	—	(0.42)	10.01	4.40%	16,920	0.74%	N/A	2.16%
9/30/20	10.22	0.31	(0.21)		0.10	(0.32)	—	—	(0.32)	10.00	0.94%	27,628	0.72%	N/A	3.12%
9/30/19	10.21	0.29	0.08		0.37	(0.36)	—	—	(0.36)	10.22	3.76%	31,270	0.73%	N/A	2.83%
Class R4
9/30/23	$8.69	$0.23	$0.04	aa	$0.27	$(0.27)	$—	$(0.00)[d]	$(0.27)	$8.69	3.11%	$3,225	1.16%	N/A	2.63%
9/30/22	10.07	0.15	(1.18)		(1.03)	(0.35)	—	—	(0.35)	8.69	(10.46%)	8,688	0.85%	N/A	1.63%
9/30/21	10.05	0.20	0.22		0.42	(0.40)	—	—	(0.40)	10.07	4.30%	11,743	0.89%	N/A	1.97%
9/30/20	10.27	0.29	(0.21)		0.08	(0.30)	—	—	(0.30)	10.05	0.79%	11,525	0.87%	N/A	2.96%
9/30/19	10.26	0.27	0.08		0.35	(0.34)	—	—	(0.34)	10.27	3.57%	12,494	0.88%	N/A	2.67%
Class A
9/30/23	$8.58	$0.23	$0.03	aa	$0.26	$(0.25)	$—	$(0.00)[d]	$(0.25)	$8.59	3.13%	$6,055	1.26%	N/A	2.65%
9/30/22	9.93	0.14	(1.18)		(1.04)	(0.31)	—	—	(0.31)	8.58	(10.63%)	7,588	0.95%	N/A	1.44%
9/30/21	9.92	0.19	0.21		0.40	(0.39)	—	—	(0.39)	9.93	4.15%	36,186	0.99%	N/A	1.90%
9/30/20	10.14	0.28	(0.21)		0.07	(0.29)	—	—	(0.29)	9.92	0.71%	41,913	0.97%	N/A	2.87%
9/30/19	10.14	0.26	0.08		0.34	(0.34)	—	—	(0.34)	10.14	3.44%	55,315	0.98%	N/A	2.58%
Class R3
9/30/23	$8.61	$0.21	$0.04	aa	$0.25	$(0.24)	$—	$(0.00)[d]	$(0.24)	$8.62	2.98%	$6,742	1.41%	N/A	2.49%
9/30/22	9.99	0.13	(1.19)		(1.06)	(0.32)	—	—	(0.32)	8.61	(10.80%)	7,665	1.10%	N/A	1.37%
9/30/21	9.98	0.17	0.22		0.39	(0.38)	—	—	(0.38)	9.99	4.04%	11,652	1.14%	N/A	1.70%
9/30/20	10.20	0.27	(0.22)		0.05	(0.27)	—	—	(0.27)	9.98	0.53%	7,737	1.12%	N/A	2.72%
9/30/19	10.20	0.24	0.09		0.33	(0.33)	—	—	(0.33)	10.20	3.29%	7,040	1.13%	N/A	2.43%
Class Y
9/30/23	$8.68	$0.30	$0.04	aa	$0.34	$(0.33)	$—	$(0.00)[d]	$(0.33)	$8.69	3.96%	$46,025	0.81%	0.46%	3.43%
9/30/22[g]	9.86	0.15	(1.09)		(0.94)	(0.24)	—	—	(0.24)	8.68	(9.66%)[b]	222,385	0.48%[a]	0.40%[a]	2.05%[a]
Class L
9/30/23	$8.64	$0.28	$0.03	aa	$0.31	$(0.30)	$—	$(0.00)[d]	$(0.30)	$8.65	3.70%	$45,936	1.00%	0.71%	3.22%
9/30/22[g]	9.82	0.14	(1.10)		(0.96)	(0.22)	—	—	(0.22)	8.64	(9.87%)[b]	76,609	0.69%[a]	0.65%[a]	1.86%[a]
Class C
9/30/23	$8.71	$0.26	$0.04	aa	$0.30	$(0.29)	$—	$(0.00)[d]	$(0.29)	$8.72	3.44%	$871	1.26%	0.96%	2.95%
9/30/22[g]	9.90	0.12	(1.11)		(0.99)	(0.20)	—	—	(0.20)	8.71	(10.07%)[b]	1,097	0.94%[a]	0.90%[a]	1.64%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I
9/30/23	$9.35	$0.35	$(0.19)	$0.16	$(0.36)	$—	$(0.36)	$9.15	1.67%	$168,966	0.51%	N/A	N/A	3.74%
9/30/22	11.46	0.27	(1.57)	(1.30)	(0.20)	(0.61)	(0.81)	9.35	(12.28%)	169,362	0.47%	N/A	N/A	2.60%
9/30/21	11.40	0.19	0.48	0.67	(0.12)	(0.49)	(0.61)	11.46	6.12%	187,579	0.47%	0.47%[n]	0.47%[n]	1.73%
9/30/20	10.59	0.20	0.83	1.03	(0.22)	—	(0.22)	11.40	9.93%	176,809	0.47%	0.47%[n]	0.47%[n]	1.86%
9/30/19	10.24	0.25	0.42	0.67	(0.32)	—	(0.32)	10.59	6.80%	154,260	0.50%	0.49%	0.46%	2.40%
Class R5
9/30/23	$9.35	$0.34	$(0.19)	$0.15	$(0.35)	$—	$(0.35)	$9.15	1.56%	$49,635	0.61%	N/A	N/A	3.63%
9/30/22	11.47	0.25	(1.57)	(1.32)	(0.19)	(0.61)	(0.80)	9.35	(12.44%)	66,136	0.57%	N/A	N/A	2.40%
9/30/21	11.41	0.18	0.48	0.66	(0.11)	(0.49)	(0.60)	11.47	6.01%	93,318	0.57%	0.57%[n]	0.57%[n]	1.63%
9/30/20	10.59	0.19	0.84	1.03	(0.21)	—	(0.21)	11.41	9.92%	86,369	0.57%	0.57%[n]	0.57%[n]	1.75%
9/30/19	10.24	0.24	0.42	0.66	(0.31)	—	(0.31)	10.59	6.68%	73,365	0.60%	0.59%	0.56%	2.30%
Service Class
9/30/23	$9.31	$0.32	$(0.17)	$0.15	$(0.34)	$—	$(0.34)	$9.12	1.55%	$21,436	0.71%	N/A	N/A	3.48%
9/30/22	11.42	0.23	(1.55)	(1.32)	(0.18)	(0.61)	(0.79)	9.31	(12.51%)	31,069	0.67%	N/A	N/A	2.19%
9/30/21	11.37	0.17	0.47	0.64	(0.10)	(0.49)	(0.59)	11.42	5.84%	55,836	0.67%	0.67%[n]	0.67%[n]	1.53%
9/30/20	10.55	0.18	0.84	1.02	(0.20)	—	(0.20)	11.37	9.82%	54,729	0.67%	0.67%[n]	0.67%[n]	1.66%
9/30/19	10.20	0.22	0.43	0.65	(0.30)	—	(0.30)	10.55	6.60%	50,873	0.71%	0.70%	0.67%	2.17%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	80%	77%	100%	110%	42%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Administrative Class
9/30/23	$9.43	$0.33	$(0.19)	$0.14	$(0.33)	$—	$(0.33)	$9.24	1.40%	$6,883	0.81%	N/A	N/A	3.45%
9/30/22	11.55	0.23	(1.58)	(1.35)	(0.16)	(0.61)	(0.77)	9.43	(12.59%)	7,759	0.77%	N/A	N/A	2.15%
9/30/21	11.49	0.16	0.48	0.64	(0.09)	(0.49)	(0.58)	11.55	5.74%	14,073	0.77%	0.77%[n]	0.77%[n]	1.42%
9/30/20	10.66	0.17	0.85	1.02	(0.19)	—	(0.19)	11.49	9.70%	15,288	0.77%	0.77%[n]	0.77%[n]	1.56%
9/30/19	10.30	0.21	0.44	0.65	(0.29)	—	(0.29)	10.66	6.53%	16,168	0.80%	0.79%	0.76%	2.03%
Class R4
9/30/23	$9.08	$0.30	$(0.18)	$0.12	$(0.32)	$—	$(0.32)	$8.88	1.24%	$3,557	0.96%	N/A	N/A	3.26%
9/30/22	11.16	0.22	(1.54)	(1.32)	(0.15)	(0.61)	(0.76)	9.08	(12.75%)	4,316	0.92%	N/A	N/A	2.10%
9/30/21	11.12	0.14	0.47	0.61	(0.08)	(0.49)	(0.57)	11.16	5.65%	5,234	0.92%	0.92%[n]	0.92%[n]	1.31%
9/30/20	10.33	0.15	0.82	0.97	(0.18)	—	(0.18)	11.12	9.51%	4,358	0.92%	0.92%[n]	0.92%[n]	1.40%
9/30/19	10.00	0.19	0.42	0.61	(0.28)	—	(0.28)	10.33	6.27%	6,949	0.96%	0.95%	0.92%	1.95%
Class A
9/30/23	$9.17	$0.29	$(0.18)	$0.11	$(0.30)	$—	$(0.30)	$8.98	1.15%	$7,905	1.06%	N/A	N/A	3.17%
9/30/22	11.23	0.20	(1.54)	(1.34)	(0.11)	(0.61)	(0.72)	9.17	(12.81%)	8,860	1.02%	N/A	N/A	1.94%
9/30/21	11.19	0.12	0.48	0.60	(0.07)	(0.49)	(0.56)	11.23	5.54%	13,244	1.02%	1.02%[n]	1.02%[n]	1.12%
9/30/20	10.39	0.14	0.82	0.96	(0.16)	—	(0.16)	11.19	9.42%	22,018	1.02%	1.02%[n]	1.02%[n]	1.30%
9/30/19	10.05	0.18	0.42	0.60	(0.26)	—	(0.26)	10.39	6.16%	16,136	1.06%	1.05%	1.02%	1.78%
Class R3
9/30/23	$9.09	$0.27	$(0.17)	$0.10	$(0.28)	$—	$(0.28)	$8.91	1.07%	$2,103	1.21%	N/A	N/A	3.01%
9/30/22	11.17	0.19	(1.54)	(1.35)	(0.12)	(0.61)	(0.73)	9.09	(12.98%)	2,414	1.17%	N/A	N/A	1.89%
9/30/21	11.12	0.11	0.47	0.58	(0.04)	(0.49)	(0.53)	11.17	5.40%	2,940	1.17%	1.17%[n]	1.17%[n]	1.02%
9/30/20	10.33	0.12	0.82	0.94	(0.15)	—	(0.15)	11.12	9.20%	3,256	1.17%	1.17%[n]	1.17%[n]	1.16%
9/30/19	9.99	0.17	0.41	0.58	(0.24)	—	(0.24)	10.33	6.03%	4,297	1.21%	1.20%	1.17%	1.68%
Class Y
9/30/23[g]	$9.33	$0.26	$(0.43)	$(0.17)	$—	$—	$—	$9.16	(1.82%)[b]	$98	0.61%[a]	N/A	N/A	4.16%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.10	$0.41	$(0.32)	$0.09	$(0.35)	$—	$(0.35)	$8.84	0.92%	$492,575	0.45%	4.53%
9/30/22	11.33	0.27	(2.07)	(1.80)	(0.26)	(0.17)	(0.43)	9.10	(16.47%)	485,216	0.42%	2.62%
9/30/21	11.64	0.27	0.11	0.38	(0.43)	(0.26)	(0.69)	11.33	3.31%	679,036	0.42%	2.39%
9/30/20	11.33	0.37	0.32	0.69	(0.38)	—	(0.38)	11.64	6.28%	786,360	0.42%	3.27%
9/30/19	10.66	0.37	0.66	1.03	(0.36)	—	(0.36)	11.33	9.98%	847,736	0.43%	3.42%
Class R5
9/30/23	$9.13	$0.40	$(0.31)	$0.09	$(0.34)	$—	$(0.34)	$8.88	0.91%	$92,389	0.55%	4.41%
9/30/22	11.37	0.25	(2.07)	(1.82)	(0.25)	(0.17)	(0.42)	9.13	(16.60%)	135,050	0.52%	2.43%
9/30/21	11.68	0.26	0.11	0.37	(0.42)	(0.26)	(0.68)	11.37	3.19%	306,648	0.52%	2.29%
9/30/20	11.37	0.36	0.32	0.68	(0.37)	—	(0.37)	11.68	6.16%	316,359	0.52%	3.17%
9/30/19	10.69	0.36	0.67	1.03	(0.35)	—	(0.35)	11.37	9.92%	317,805	0.53%	3.32%
Service Class
9/30/23	$9.07	$0.39	$(0.31)	$0.08	$(0.33)	$—	$(0.33)	$8.82	0.81%	$29,605	0.65%	4.31%
9/30/22	11.30	0.25	(2.07)	(1.82)	(0.24)	(0.17)	(0.41)	9.07	(16.72%)	36,797	0.62%	2.40%
9/30/21	11.60	0.25	0.10	0.35	(0.39)	(0.26)	(0.65)	11.30	3.11%	58,047	0.62%	2.19%
9/30/20	11.29	0.35	0.31	0.66	(0.35)	—	(0.35)	11.60	6.06%	83,876	0.62%	3.08%
9/30/19	10.63	0.35	0.64	0.99	(0.33)	—	(0.33)	11.29	9.67%	86,988	0.63%	3.22%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	206%	239%	256%	231%	261%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.99	$0.38	$(0.31)	$0.07	$(0.32)	$—	$(0.32)	$8.74	0.70%	$30,750	0.75%	4.22%
9/30/22	11.19	0.24	(2.05)	(1.81)	(0.22)	(0.17)	(0.39)	8.99	(16.75%)	35,207	0.72%	2.30%
9/30/21	11.51	0.24	0.10	0.34	(0.40)	(0.26)	(0.66)	11.19	2.97%	55,178	0.72%	2.11%
9/30/20	11.21	0.33	0.32	0.65	(0.35)	—	(0.35)	11.51	5.94%	76,597	0.72%	2.97%
9/30/19	10.55	0.33	0.66	0.99	(0.33)	—	(0.33)	11.21	9.65%	67,239	0.73%	3.13%
Class R4
9/30/23	$8.84	$0.36	$(0.30)	$0.06	$(0.28)	$—	$(0.28)	$8.62	0.57%	$1,420	0.90%	4.05%
9/30/22	11.01	0.20	(2.00)	(1.80)	(0.20)	(0.17)	(0.37)	8.84	(16.92%)	2,295	0.87%	1.99%
9/30/21	11.33	0.21	0.10	0.31	(0.37)	(0.26)	(0.63)	11.01	2.82%	8,557	0.87%	1.95%
9/30/20	11.04	0.31	0.31	0.62	(0.33)	—	(0.33)	11.33	5.80%	10,444	0.87%	2.80%
9/30/19	10.39	0.31	0.64	0.95	(0.30)	—	(0.30)	11.04	9.47%	14,011	0.88%	2.98%
Class A
9/30/23	$8.91	$0.35	$(0.31)	$0.04	$(0.29)	$—	$(0.29)	$8.66	0.34%	$21,761	1.00%	3.97%
9/30/22	11.09	0.20	(2.01)	(1.81)	(0.20)	(0.17)	(0.37)	8.91	(16.91%)	23,746	0.97%	1.97%
9/30/21	11.40	0.21	0.09	0.30	(0.35)	(0.26)	(0.61)	11.09	2.70%	57,351	0.97%	1.83%
9/30/20	11.10	0.30	0.32	0.62	(0.32)	—	(0.32)	11.40	5.70%	58,572	0.97%	2.72%
9/30/19	10.45	0.30	0.65	0.95	(0.30)	—	(0.30)	11.10	9.32%	97,070	0.98%	2.87%
Class R3
9/30/23	$9.18	$0.35	$(0.32)	$0.03	$(0.27)	$—	$(0.27)	$8.94	0.23%	$169	1.15%	3.81%
9/30/22	11.34	0.20	(2.09)	(1.89)	(0.10)	(0.17)	(0.27)	9.18	(17.05%)	177	1.12%	1.88%
9/30/21	11.63	0.19	0.10	0.29	(0.32)	(0.26)	(0.58)	11.34	2.54%	352	1.12%	1.70%
9/30/20	11.34	0.29	0.32	0.61	(0.32)	—	(0.32)	11.63	5.54%	867	1.12%	2.57%
9/30/19	10.67	0.29	0.67	0.96	(0.29)	—	(0.29)	11.34	9.24%	1,225	1.13%	2.72%
Class Y
9/30/23[g]	$9.33	$0.28	$(0.74)	$(0.46)	$—	$—	$—	$8.87	(4.93%)[b]	$95	0.55%[a]	4.59%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.93	$0.41	$(0.30)	$0.11	$(0.36)	$—	$(0.36)	$8.68	1.13%	$76,296	0.61%	N/A	4.65%
9/30/22	11.33	0.31	(2.27)	(1.96)	(0.30)	(0.14)	(0.44)	8.93	(18.00%)	75,455	0.54%	N/A	3.07%
9/30/21	11.51	0.32	0.33	0.65	(0.46)	(0.37)	(0.83)	11.33	5.89%	111,411	0.52%	N/A	2.85%
9/30/20	11.28	0.39	0.20	0.59	(0.36)	(0.00)[d]	(0.36)	11.51	5.43%	97,183	0.51%	N/A	3.54%
9/30/19	10.59	0.38	0.64	1.02	(0.33)	—	(0.33)	11.28	9.98%	60,965	0.55%	0.55%[n]	3.54%
Class R5
9/30/23	$8.13	$0.37	$(0.28)	$0.09	$(0.35)	$—	$(0.35)	$7.87	1.00%	$61,990	0.71%	N/A	4.55%
9/30/22	10.35	0.28	(2.07)	(1.79)	(0.29)	(0.14)	(0.43)	8.13	(18.05%)	57,774	0.64%	N/A	2.99%
9/30/21	10.58	0.28	0.31	0.59	(0.45)	(0.37)	(0.82)	10.35	5.79%	80,079	0.62%	N/A	2.75%
9/30/20	10.40	0.35	0.18	0.53	(0.35)	(0.00)[d]	(0.35)	10.58	5.30%	78,289	0.61%	N/A	3.46%
9/30/19	9.78	0.34	0.60	0.94	(0.32)	—	(0.32)	10.40	9.99%	109,659	0.65%	0.65%[n]	3.46%
Service Class
9/30/23	$8.27	$0.37	$(0.30)	$0.07	$(0.34)	$—	$(0.34)	$8.00	0.73%	$3,836	0.81%	N/A	4.44%
9/30/22	10.51	0.27	(2.10)	(1.83)	(0.27)	(0.14)	(0.41)	8.27	(18.11%)	4,963	0.74%	N/A	2.81%
9/30/21	10.73	0.28	0.31	0.59	(0.44)	(0.37)	(0.81)	10.51	5.71%	11,853	0.72%	N/A	2.66%
9/30/20	10.54	0.35	0.18	0.53	(0.34)	(0.00)[d]	(0.34)	10.73	5.20%	12,067	0.71%	N/A	3.36%
9/30/19	9.91	0.33	0.61	0.94	(0.31)	—	(0.31)	10.54	9.80%	12,976	0.75%	0.75%[n]	3.35%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	107%	198%	192%	186%	236%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.25	$0.35	$(0.28)	$0.07	$(0.33)	$—	$(0.33)	$7.99	0.76%	$4,797	0.91%	N/A	4.31%
9/30/22	10.49	0.26	(2.10)	(1.84)	(0.26)	(0.14)	(0.40)	8.25	(18.21%)	8,149	0.84%	N/A	2.76%
9/30/21	10.71	0.27	0.30	0.57	(0.42)	(0.37)	(0.79)	10.49	5.52%	12,621	0.82%	N/A	2.57%
9/30/20	10.52	0.34	0.18	0.52	(0.33)	(0.00)[d]	(0.33)	10.71	5.10%	17,108	0.81%	N/A	3.25%
9/30/19	9.88	0.32	0.62	0.94	(0.30)	—	(0.30)	10.52	9.79%	21,870	0.85%	0.85%[n]	3.25%
Class R4
9/30/23	$8.12	$0.34	$(0.28)	$0.06	$(0.32)	$—	$(0.32)	$7.86	0.64%	$4,395	1.06%	N/A	4.20%
9/30/22	10.33	0.25	(2.08)	(1.83)	(0.24)	(0.14)	(0.38)	8.12	(18.37%)	3,754	0.99%	N/A	2.63%
9/30/21	10.57	0.25	0.29	0.54	(0.41)	(0.37)	(0.78)	10.33	5.35%	5,253	0.97%	N/A	2.42%
9/30/20	10.38	0.32	0.19	0.51	(0.32)	(0.00)[d]	(0.32)	10.57	5.05%	6,233	0.96%	N/A	3.10%
9/30/19	9.78	0.31	0.59	0.90	(0.30)	—	(0.30)	10.38	9.49%	6,925	1.00%	1.00%[n]	3.12%
Class A
9/30/23	$8.26	$0.34	$(0.29)	$0.05	$(0.30)	$—	$(0.30)	$8.01	0.54%	$4,468	1.16%	N/A	4.09%
9/30/22	10.49	0.24	(2.10)	(1.86)	(0.23)	(0.14)	(0.37)	8.26	(18.40%)	5,106	1.09%	N/A	2.46%
9/30/21	10.69	0.24	0.30	0.54	(0.37)	(0.37)	(0.74)	10.49	5.23%	9,381	1.07%	N/A	2.33%
9/30/20	10.48	0.31	0.20	0.51	(0.30)	(0.00)[d]	(0.30)	10.69	4.96%	14,756	1.06%	N/A	2.99%
9/30/19	9.85	0.30	0.60	0.90	(0.27)	—	(0.27)	10.48	9.45%	28,973	1.10%	1.10%[n]	3.01%
Class R3
9/30/23	$8.20	$0.32	$(0.29)	$0.03	$(0.30)	$—	$(0.30)	$7.93	0.29%	$1,106	1.31%	N/A	3.94%
9/30/22	10.30	0.22	(2.08)	(1.86)	(0.10)	(0.14)	(0.24)	8.20	(18.45%)	1,347	1.24%	N/A	2.35%
9/30/21	10.53	0.22	0.30	0.52	(0.38)	(0.37)	(0.75)	10.30	5.14%	3,255	1.22%	N/A	2.16%
9/30/20	10.34	0.29	0.17	0.46	(0.27)	(0.00)[d]	(0.27)	10.53	4.61%	3,881	1.21%	N/A	2.85%
9/30/19	9.72	0.28	0.60	0.88	(0.26)	—	(0.26)	10.34	9.35%	3,553	1.25%	1.25%[n]	2.85%
Class Y
9/30/23[g]	$8.30	$0.25	$(0.68)	$(0.43)	$—	$—	$—	$7.87	(5.18%)[b]	$95	0.71%[a]	N/A	4.63%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$7.28	$0.49	$0.25	$0.74	$(0.49)	$—	(0.49)	$7.53	10.39%	$259,513	0.68%	N/A	6.47%
9/30/22	9.34	0.47	(1.64)	(1.17)	(0.89)	—	(0.89)	7.28	(13.59%)	228,970	0.55%	N/A	5.61%
9/30/21	8.63	0.49	0.70	1.19	(0.48)	—	(0.48)	9.34	14.20%	351,942	0.54%	N/A	5.50%
9/30/20	9.21	0.50	(0.52)	(0.02)	(0.56)	—	(0.56)	8.63	(0.28%)	375,807	0.53%	N/A	5.79%
9/30/19	9.27	0.56	(0.10)	0.46	(0.52)	—	(0.52)	9.21	5.45%	326,836	0.54%	0.54%[n]	6.31%
Class R5
9/30/23	$7.33	$0.49	$0.25	$0.74	$(0.49)	$—	$(0.49)	$7.58	10.26%	$32,778	0.78%	N/A	6.37%
9/30/22	9.40	0.47	(1.66)	(1.19)	(0.88)	—	(0.88)	7.33	(13.74%)	34,164	0.65%	N/A	5.52%
9/30/21	8.68	0.49	0.70	1.19	(0.47)	—	(0.47)	9.40	14.13%	46,518	0.64%	N/A	5.39%
9/30/20	9.25	0.49	(0.51)	(0.02)	(0.55)	—	(0.55)	8.68	(0.28%)	49,116	0.63%	N/A	5.69%
9/30/19	9.31	0.56	(0.11)	0.45	(0.51)	—	(0.51)	9.25	5.29%	41,369	0.64%	0.64%[n]	6.23%
Service Class
9/30/23	$7.33	$0.48	$0.25	$0.73	$(0.48)	$—	$(0.48)	$7.58	10.15%	$20,937	0.88%	N/A	6.26%
9/30/22	9.39	0.46	(1.66)	(1.20)	(0.86)	—	(0.86)	7.33	(13.81%)	22,158	0.75%	N/A	5.44%
9/30/21	8.67	0.48	0.70	1.18	(0.46)	—	(0.46)	9.39	14.00%	29,097	0.74%	N/A	5.31%
9/30/20	9.25	0.48	(0.52)	(0.04)	(0.54)	—	(0.54)	8.67	(0.48%)	33,897	0.73%	N/A	5.58%
9/30/19	9.31	0.55	(0.11)	0.44	(0.50)	—	(0.50)	9.25	5.20%	49,174	0.74%	0.74%[n]	6.13%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	38%	53%	68%	79%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 13, 2021 (commencement of operations) through September 30, 2022.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$7.20	$0.46	$0.26	$0.72	$(0.47)	$—	$(0.47)	$7.45	10.10%	$12,382	0.98%	N/A	6.17%
9/30/22	9.22	0.44	(1.62)	(1.18)	(0.84)	—	(0.84)	7.20	(13.85%)	12,693	0.85%	N/A	5.28%
9/30/21	8.53	0.46	0.68	1.14	(0.45)	—	(0.45)	9.22	13.79%	23,211	0.84%	N/A	5.20%
9/30/20	9.10	0.47	(0.51)	(0.04)	(0.53)	—	(0.53)	8.53	(0.55%)	23,549	0.83%	N/A	5.49%
9/30/19	9.16	0.53	(0.10)	0.43	(0.49)	—	(0.49)	9.10	5.13%	25,980	0.84%	0.84%[n]	6.03%
Class R4
9/30/23	$7.07	$0.44	$0.26	$0.70	$(0.45)	$—	$(0.45)	$7.32	10.01%	$16,984	1.13%	N/A	6.00%
9/30/22	9.06	0.42	(1.60)	(1.18)	(0.81)	—	(0.81)	7.07	(14.05%)	30,615	1.00%	N/A	5.19%
9/30/21	8.38	0.44	0.68	1.12	(0.44)	—	(0.44)	9.06	13.73%	39,125	0.99%	N/A	5.05%
9/30/20	8.97	0.45	(0.51)	(0.06)	(0.53)	—	(0.53)	8.38	(0.75%)	40,160	0.98%	N/A	5.34%
9/30/19	9.04	0.51	(0.10)	0.41	(0.48)	—	(0.48)	8.97	4.97%	47,055	0.99%	0.99%[n]	5.88%
Class A
9/30/23	$7.20	$0.44	$0.25	$0.69	$(0.45)	$—	$(0.45)	$7.44	9.68%	$7,116	1.23%	N/A	5.91%
9/30/22	9.19	0.42	(1.63)	(1.21)	(0.78)	—	(0.78)	7.20	(14.10%)	8,335	1.10%	N/A	5.06%
9/30/21	8.49	0.44	0.69	1.13	(0.43)	—	(0.43)	9.19	13.65%	13,444	1.09%	N/A	4.97%
9/30/20	9.07	0.44	(0.50)	(0.06)	(0.52)	—	(0.52)	8.49	(0.81%)	24,556	1.08%	N/A	5.24%
9/30/19	9.13	0.51	(0.10)	0.41	(0.47)	—	(0.47)	9.07	4.89%	31,392	1.09%	1.09%[n]	5.77%
Class R3
9/30/23	$7.29	$0.44	$0.25	$0.69	$(0.44)	$—	$(0.44)	$7.54	9.62%	$23,159	1.38%	N/A	5.76%
9/30/22	9.31	0.41	(1.65)	(1.24)	(0.78)	—	(0.78)	7.29	(14.27%)	24,740	1.25%	N/A	4.93%
9/30/21	8.60	0.43	0.69	1.12	(0.41)	—	(0.41)	9.31	13.41%	33,334	1.24%	N/A	4.79%
9/30/20	9.17	0.44	(0.52)	(0.08)	(0.49)	—	(0.49)	8.60	(0.96%)	35,047	1.23%	N/A	5.09%
9/30/19	9.23	0.50	(0.10)	0.40	(0.46)	—	(0.46)	9.17	4.71%	42,509	1.24%	1.24%[n]	5.63%
Class Y
9/30/23	$7.30	$0.49	$0.25	$0.74	$(0.49)	$—	$(0.49)	$7.55	10.33%	$29,201	0.73%	N/A	6.43%
9/30/22[g]	8.86	0.38	(1.56)	(1.18)	(0.38)	—	(0.38)	7.30	(13.66%)[b]	23,397	0.60%[a]	N/A	5.81%[a]
Class C
9/30/23	$7.33	$0.42	$0.25	$0.67	$(0.42)	$—	$(0.42)	$7.58	9.27%	$96	1.69%	N/A	5.47%
9/30/22[g]	8.89	0.32	(1.56)	(1.24)	(0.32)	—	(0.32)	7.33	(14.28%)[b]	81	1.55%[a]	N/A	4.78%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.57	$0.18	$0.86		$1.04	$(0.18)	$—	$(0.18)	$10.43	10.88%	$38,571	0.77%	N/A	1.73%
9/30/22	14.34	0.16	(1.45)		(1.29)	(0.22)	(3.26)	(3.48)	9.57	(13.65%)	44,532	0.70%	N/A	1.37%
9/30/21	12.40	0.16	2.21		2.37	(0.21)	(0.22)	(0.43)	14.34	19.60%	54,692	0.69%	N/A	1.21%
9/30/20	12.07	0.21	0.90		1.11	(0.27)	(0.51)	(0.78)	12.40	9.49%	42,455	0.71%	N/A	1.75%
9/30/19	12.86	0.24	(0.09	)aa	0.15	(0.22)	(0.72)	(0.94)	12.07	1.91%	31,567	0.76%	0.74%	2.06%
Class R5
9/30/23	$9.57	$0.17	$0.86		$1.03	$(0.17)	$—	$(0.17)	$10.43	10.76%	$26,032	0.87%	N/A	1.62%
9/30/22	14.34	0.15	(1.46)		(1.31)	(0.20)	(3.26)	(3.46)	9.57	(13.74%)	28,960	0.80%	N/A	1.26%
9/30/21	12.39	0.15	2.22		2.37	(0.20)	(0.22)	(0.42)	14.34	19.58%	39,742	0.79%	N/A	1.10%
9/30/20	12.07	0.20	0.89		1.09	(0.26)	(0.51)	(0.77)	12.39	9.29%	42,199	0.81%	N/A	1.66%
9/30/19	12.85	0.23	(0.09	)aa	0.14	(0.20)	(0.72)	(0.92)	12.07	1.88%	45,321	0.86%	0.83%	1.94%
Service Class
9/30/23	$10.31	$0.17	$0.94		$1.11	$(0.16)	$—	$(0.16)	$11.26	10.74%	$8,093	0.97%	N/A	1.52%
9/30/22	15.20	0.14	(1.58)		(1.44)	(0.19)	(3.26)	(3.45)	10.31	(13.87%)	7,659	0.90%	N/A	1.16%
9/30/21	13.12	0.14	2.35		2.49	(0.19)	(0.22)	(0.41)	15.20	19.40%	10,330	0.89%	N/A	1.00%
9/30/20	12.73	0.19	0.95		1.14	(0.24)	(0.51)	(0.75)	13.12	9.22%	8,637	0.91%	N/A	1.56%
9/30/19	13.50	0.23	(0.09	)aa	0.14	(0.19)	(0.72)	(0.91)	12.73	1.73%	6,045	0.96%	0.92%	1.84%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	155%	215%	343%	113%	161%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$9.61	$0.15	$0.87		$1.02	$(0.15)	$—	$(0.15)	$10.48	10.57%	$3,247	1.07%	N/A	1.44%
9/30/22	14.39	0.12	(1.46)		(1.34)	(0.18)	(3.26)	(3.44)	9.61	(13.95%)	6,318	1.00%	N/A	1.07%
9/30/21	12.44	0.12	2.23		2.35	(0.18)	(0.22)	(0.40)	14.39	19.30%	7,411	0.99%	N/A	0.90%
9/30/20	12.11	0.17	0.90		1.07	(0.23)	(0.51)	(0.74)	12.44	9.13%	5,849	1.01%	N/A	1.44%
9/30/19	12.89	0.20	(0.09	)aa	0.11	(0.17)	(0.72)	(0.89)	12.11	1.62%	6,981	1.06%	1.02%	1.73%
Class R4
9/30/23	$9.09	$0.13	$0.81		$0.94	$(0.13)	$—	$(0.13)	$9.90	10.37%	$4,937	1.22%	N/A	1.27%
9/30/22	13.77	0.10	(1.37)		(1.27)	(0.15)	(3.26)	(3.41)	9.09	(14.06%)	4,554	1.15%	N/A	0.92%
9/30/21	11.92	0.10	2.13		2.23	(0.16)	(0.22)	(0.38)	13.77	19.12%	5,984	1.14%	N/A	0.76%
9/30/20	11.64	0.15	0.86		1.01	(0.22)	(0.51)	(0.73)	11.92	8.94%	2,994	1.16%	N/A	1.31%
9/30/19	12.42	0.18	(0.08	)aa	0.10	(0.16)	(0.72)	(0.88)	11.64	1.52%	2,853	1.21%	1.17%	1.59%
Class A
9/30/23	$9.21	$0.12	$0.83		$0.95	$(0.12)	$—	$(0.12)	$10.04	10.32%	$12,044	1.32%	N/A	1.17%
9/30/22	13.91	0.09	(1.41)		(1.32)	(0.12)	(3.26)	(3.38)	9.21	(14.22%)	13,123	1.25%	N/A	0.80%
9/30/21	12.03	0.09	2.16		2.25	(0.15)	(0.22)	(0.37)	13.91	19.07%	20,919	1.24%	N/A	0.67%
9/30/20	11.74	0.14	0.86		1.00	(0.20)	(0.51)	(0.71)	12.03	8.80%	26,626	1.26%	N/A	1.21%
9/30/19	12.51	0.17	(0.08	)aa	0.09	(0.14)	(0.72)	(0.86)	11.74	1.44%	26,981	1.31%	1.27%	1.49%
Class R3
9/30/23	$9.01	$0.10	$0.81		$0.91	$(0.10)	$—	$(0.10)	$9.82	10.14%	$9,244	1.47%	N/A	1.02%
9/30/22	13.69	0.07	(1.36)		(1.29)	(0.13)	(3.26)	(3.39)	9.01	(14.27%)	9,643	1.40%	N/A	0.66%
9/30/21	11.85	0.07	2.11		2.18	(0.12)	(0.22)	(0.34)	13.69	18.81%	12,390	1.39%	N/A	0.50%
9/30/20	11.57	0.12	0.85		0.97	(0.18)	(0.51)	(0.69)	11.85	8.66%	7,503	1.41%	N/A	1.06%
9/30/19	12.36	0.15	(0.08	)aa	0.07	(0.14)	(0.72)	(0.86)	11.57	1.27%	7,236	1.46%	1.42%	1.35%
Class Y
9/30/23[g]	$10.54	$0.11	$(0.22	)aa	$(0.11)	$—	$—	$—	$10.43	(1.04%)[b]	$99	0.87%[a]	N/A	1.61%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$12.29	$0.17	$1.70	$1.87	$(0.17)	$(1.18)	$(1.35)	$12.81	15.25%	$26,343	0.81%	1.31%
9/30/22	16.30	0.20	(1.43)	(1.23)	(0.22)	(2.56)	(2.78)	12.29	(10.19%)	24,938	0.76%	1.40%
9/30/21	12.08	0.22	4.28	4.50	(0.28)	—	(0.28)	16.30	37.75%	31,848	0.74%	1.46%
9/30/20	13.98	0.28	(1.16)	(0.88)	(0.31)	(0.71)	(1.02)	12.08	(7.26%)	20,650	0.72%	2.20%
9/30/19	17.06	0.28	(0.76)	(0.48)	(0.40)	(2.20)	(2.60)	13.98	(1.20%)	16,781	0.64%	2.03%
Class R5
9/30/23	$12.33	$0.16	$1.70	$1.86	$(0.16)	$(1.18)	$(1.34)	$12.85	15.06%	$18,288	0.91%	1.21%
9/30/22	16.34	0.19	(1.44)	(1.25)	(0.20)	(2.56)	(2.76)	12.33	(10.28%)	19,907	0.85%	1.27%
9/30/21	12.11	0.21	4.28	4.49	(0.26)	—	(0.26)	16.34	37.57%	35,564	0.84%	1.39%
9/30/20	14.01	0.27	(1.17)	(0.90)	(0.29)	(0.71)	(1.00)	12.11	(7.34%)	32,418	0.82%	2.10%
9/30/19	17.09	0.27	(0.76)	(0.49)	(0.39)	(2.20)	(2.59)	14.01	(1.32%)	53,709	0.74%	1.92%
Service Class
9/30/23	$12.19	$0.14	$1.68	$1.82	$(0.14)	$(1.18)	$(1.32)	$12.69	14.95%	$10,471	1.01%	1.11%
9/30/22	16.19	0.17	(1.43)	(1.26)	(0.18)	(2.56)	(2.74)	12.19	(10.38%)	11,925	0.96%	1.20%
9/30/21	12.00	0.19	4.25	4.44	(0.25)	—	(0.25)	16.19	37.48%	16,120	0.94%	1.27%
9/30/20	13.88	0.25	(1.16)	(0.91)	(0.26)	(0.71)	(0.97)	12.00	(7.46%)	11,618	0.92%	1.98%
9/30/19	16.95	0.25	(0.76)	(0.51)	(0.36)	(2.20)	(2.56)	13.88	(1.43%)	20,401	0.84%	1.82%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	70%	40%	189%	57%	53%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$12.55	$0.13	$1.74		$1.87	$(0.12)	$(1.18)	$(1.30)	$13.12	14.90%	$1,314	1.11%	1.01%
9/30/22	16.57	0.16	(1.47)		(1.31)	(0.15)	(2.56)	(2.71)	12.55	(10.45%)	1,154	1.06%	1.10%
9/30/21	12.28	0.18	4.35		4.53	(0.24)	—	(0.24)	16.57	37.32%	1,652	1.04%	1.23%
9/30/20	14.20	0.24	(1.20)		(0.96)	(0.25)	(0.71)	(0.96)	12.28	(7.62%)	4,214	1.02%	1.88%
9/30/19	17.27	0.25	(0.76)		(0.51)	(0.36)	(2.20)	(2.56)	14.20	(1.46%)	5,731	0.94%	1.72%
Class R4
9/30/23	$11.89	$0.10	$1.65		$1.75	$(0.11)	$(1.18)	$(1.29)	$12.35	14.67%	$378	1.26%	0.80%
9/30/22	15.85	0.13	(1.39)		(1.26)	(0.14)	(2.56)	(2.70)	11.89	(10.62%)	1,293	1.20%	0.87%
9/30/21	11.76	0.15	4.16		4.31	(0.22)	—	(0.22)	15.85	37.08%	2,731	1.19%	1.06%
9/30/20	13.63	0.21	(1.13)		(0.92)	(0.24)	(0.71)	(0.95)	11.76	(7.70%)	2,707	1.17%	1.73%
9/30/19	16.67	0.22	(0.75)		(0.53)	(0.31)	(2.20)	(2.51)	13.63	(1.65%)	4,039	1.09%	1.58%
Class A
9/30/23	$12.01	$0.10	$1.66		$1.76	$(0.09)	$(1.18)	$(1.27)	$12.50	14.59%	$4,164	1.36%	0.76%
9/30/22	15.98	0.12	(1.41)		(1.29)	(0.12)	(2.56)	(2.68)	12.01	(10.68%)	4,245	1.30%	0.83%
9/30/21	11.85	0.14	4.20		4.34	(0.21)	—	(0.21)	15.98	37.00%	6,784	1.29%	0.93%
9/30/20	13.73	0.21	(1.15)		(0.94)	(0.23)	(0.71)	(0.94)	11.85	(7.77%)	5,569	1.27%	1.66%
9/30/19	16.78	0.20	(0.74)		(0.54)	(0.31)	(2.20)	(2.51)	13.73	(1.75%)	6,012	1.19%	1.48%
Class R3
9/30/23	$12.13	$0.07	$1.68		$1.75	$(0.07)	$(1.18)	$(1.25)	$12.63	14.41%	$1,833	1.51%	0.57%
9/30/22	16.12	0.10	(1.43)		(1.33)	(0.10)	(2.56)	(2.66)	12.13	(10.86%)	3,732	1.46%	0.72%
9/30/21	11.95	0.12	4.24		4.36	(0.19)	—	(0.19)	16.12	36.87%	4,873	1.44%	0.79%
9/30/20	13.85	0.19	(1.17)		(0.98)	(0.21)	(0.71)	(0.92)	11.95	(7.98%)	3,988	1.42%	1.50%
9/30/19	16.90	0.18	(0.74)		(0.56)	(0.29)	(2.20)	(2.49)	13.85	(1.85%)	4,346	1.34%	1.33%
Class Y
9/30/23[g]	$13.25	$0.11	$(0.51	)aa	$(0.40)	$—	$—	$—	$12.85	(3.02%)[b]	$97	0.91%[a]	1.27%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.12	$0.07	$1.62	$1.69	$(0.10)	$(1.13)	$(1.23)	$9.58	19.52%	$2,937	0.89%	0.71%
9/30/22	14.00	0.09	(1.98)	(1.89)	(0.11)	(2.88)	(2.99)	9.12	(18.90%)	3,154	0.78%	0.75%
9/30/21	11.28	0.11	3.00	3.11	(0.12)	(0.27)	(0.39)	14.00	28.21%	27,948	0.75%	0.84%
9/30/20	11.07	0.11	1.19	1.30	(0.13)	(0.96)	(1.09)	11.28	12.22%	30,273	0.74%	1.03%
9/30/19	12.04	0.14	0.30	0.44	(0.13)	(1.28)	(1.41)	11.07	5.60%	24,639	0.73%	1.29%
Class R5
9/30/23	$9.12	$0.06	$1.62	$1.68	$(0.09)	$(1.13)	$(1.22)	$9.58	19.37%	$34,533	0.99%	0.60%
9/30/22	13.99	0.08	(1.97)	(1.89)	(0.10)	(2.88)	(2.98)	9.12	(18.90%)	31,307	0.88%	0.66%
9/30/21	11.27	0.10	2.99	3.09	(0.10)	(0.27)	(0.37)	13.99	28.11%	47,342	0.85%	0.74%
9/30/20	11.06	0.10	1.18	1.28	(0.11)	(0.96)	(1.07)	11.27	12.10%	45,358	0.84%	0.93%
9/30/19	12.03	0.13	0.29	0.42	(0.11)	(1.28)	(1.39)	11.06	5.47%	48,226	0.83%	1.19%
Service Class
9/30/23	$9.63	$0.05	$1.73	$1.78	$(0.08)	$(1.13)	$(1.21)	$10.20	19.37%	$115	1.09%	0.51%
9/30/22	14.62	0.07	(2.09)	(2.02)	(0.09)	(2.88)	(2.97)	9.63	(19.00%)	107	0.98%	0.57%
9/30/21	11.75	0.08	3.14	3.22	(0.08)	(0.27)	(0.35)	14.62	28.00%	160	0.95%	0.62%
9/30/20	11.50	0.09	1.22	1.31	(0.10)	(0.96)	(1.06)	11.75	11.88%	182	0.94%	0.82%
9/30/19	12.44	0.12	0.32	0.44	(0.10)	(1.28)	(1.38)	11.50	5.38%	652	0.93%	1.08%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	69%	48%	46%	38%	55%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$9.10	$0.04		$1.63	$1.67	$(0.07)	$(1.13)	$(1.20)	$9.57	19.25%	$16,880	1.19%	0.41%
9/30/22	13.97	0.05		(1.97)	(1.92)	(0.07)	(2.88)	(2.95)	9.10	(19.11%)	17,867	1.08%	0.45%
9/30/21	11.25	0.07		3.00	3.07	(0.08)	(0.27)	(0.35)	13.97	27.91%	24,389	1.05%	0.53%
9/30/20	11.05	0.08		1.17	1.25	(0.09)	(0.96)	(1.05)	11.25	11.79%	21,264	1.04%	0.73%
9/30/19	12.01	0.10		0.31	0.41	(0.09)	(1.28)	(1.37)	11.05	5.30%	24,458	1.03%	0.98%
Class R4
9/30/23	$8.78	$0.02		$1.56	$1.58	$(0.05)	$(1.13)	$(1.18)	$9.18	18.95%	$5,941	1.34%	0.26%
9/30/22	13.56	0.03		(1.88)	(1.85)	(0.05)	(2.88)	(2.93)	8.78	(19.16%)	5,889	1.23%	0.31%
9/30/21	10.94	0.05		2.91	2.96	(0.07)	(0.27)	(0.34)	13.56	27.64%	8,266	1.20%	0.38%
9/30/20	10.77	0.06		1.15	1.21	(0.08)	(0.96)	(1.04)	10.94	11.68%	6,418	1.19%	0.58%
9/30/19	11.75	0.09		0.29	0.38	(0.08)	(1.28)	(1.36)	10.77	5.08%	6,379	1.18%	0.83%
Class A
9/30/23	$8.90	$0.01		$1.59	$1.60	$(0.05)	$(1.13)	$(1.18)	$9.32	18.79%	$7,795	1.44%	0.15%
9/30/22	13.70	0.02		(1.91)	(1.89)	(0.03)	(2.88)	(2.91)	8.90	(19.22%)	7,887	1.33%	0.21%
9/30/21	11.04	0.04		2.94	2.98	(0.05)	(0.27)	(0.32)	13.70	27.56%	10,628	1.30%	0.31%
9/30/20	10.86	0.05		1.15	1.20	(0.06)	(0.96)	(1.02)	11.04	11.53%	12,086	1.29%	0.48%
9/30/19	11.83	0.08		0.29	0.37	(0.06)	(1.28)	(1.34)	10.86	5.01%	12,843	1.28%	0.74%
Class R3
9/30/23	$8.93	$(0.00	)d,bb	$1.59	$1.59	$(0.03)	$(1.13)	$(1.16)	$9.36	18.62%	$485	1.59%	(0.00%)[e]
9/30/22	13.73	0.01		(1.93)	(1.92)	—	(2.88)	(2.88)	8.93	(19.37%)	752	1.48%	0.06%
9/30/21	11.07	0.02		2.95	2.97	(0.04)	(0.27)	(0.31)	13.73	27.36%	1,277	1.45%	0.14%
9/30/20	10.88	0.03		1.16	1.19	(0.04)	(0.96)	(1.00)	11.07	11.41%	1,219	1.44%	0.33%
9/30/19	11.85	0.06		0.30	0.36	(0.05)	(1.28)	(1.33)	10.88	4.87%	1,239	1.43%	0.61%

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$7.49	$0.02		$1.71	$1.73	$(0.02)	$(0.37)	$(0.39)	$8.83	23.88%	$34,334	0.63%	0.25%
9/30/22	15.56	0.02	bb	(1.93)	(1.91)	—	(6.16)	(6.16)	7.49	(24.92%)	18,483	0.58%	0.18%
9/30/21	12.85	0.04		3.27	3.31	(0.06)	(0.54)	(0.60)	15.56	26.75%	31,388	0.57%	0.26%
9/30/20	11.00	0.09		3.18	3.27	(0.11)	(1.31)	(1.42)	12.85	32.63%	35,702	0.56%	0.77%
9/30/19	14.37	0.10		(0.47)	(0.37)	(0.15)	(2.85)	(3.00)	11.00	0.99%	28,367	0.55%	0.89%
Class R5
9/30/23	$7.49	$0.02		$1.69	$1.71	$(0.01)	$(0.37)	$(0.38)	$8.82	23.60%	$73,393	0.73%	0.19%
9/30/22	15.57	0.01	bb	(1.93)	(1.92)	—	(6.16)	(6.16)	7.49	(24.92%)	73,291	0.68%	0.09%
9/30/21	12.85	0.02		3.29	3.31	(0.05)	(0.54)	(0.59)	15.57	26.72%	108,948	0.67%	0.15%
9/30/20	11.00	0.07		3.19	3.26	(0.10)	(1.31)	(1.41)	12.85	32.48%	101,466	0.66%	0.67%
9/30/19	14.37	0.09		(0.48)	(0.39)	(0.13)	(2.85)	(2.98)	11.00	0.85%	100,651	0.65%	0.79%
Service Class
9/30/23	$7.54	$0.01		$1.70	$1.71	$—	$(0.37)	$(0.37)	$8.88	23.44%	$12,529	0.83%	0.12%
9/30/22	15.65	(0.00)[d]		(1.95)	(1.95)	—	(6.16)	(6.16)	7.54	(25.04%)	14,309	0.78%	(0.02%)
9/30/21	12.92	0.01		3.30	3.31	(0.04)	(0.54)	(0.58)	15.65	26.53%	25,505	0.77%	0.05%
9/30/20	11.04	0.06		3.20	3.26	(0.07)	(1.31)	(1.38)	12.92	32.33%	25,668	0.76%	0.57%
9/30/19	14.40	0.08		(0.47)	(0.39)	(0.12)	(2.85)	(2.97)	11.04	0.79%	31,895	0.75%	0.71%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	64%	60%	110%	50%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$7.71	$(0.00	)d,bb	$1.75	$1.75	$—	$(0.37)	$(0.37)	$9.09	23.44%	$19,964	0.93%	(0.00%)[e]
9/30/22	15.89	(0.01)		(2.01)	(2.02)	—	(6.16)	(6.16)	7.71	(25.13%)	24,021	0.88%	(0.11%)
9/30/21	13.10	(0.01)		3.36	3.35	(0.02)	(0.54)	(0.56)	15.89	26.46%	36,207	0.87%	(0.05%)
9/30/20	11.19	0.05		3.25	3.30	(0.08)	(1.31)	(1.39)	13.10	32.19%	36,957	0.86%	0.47%
9/30/19	14.55	0.07		(0.47)	(0.40)	(0.11)	(2.85)	(2.96)	11.19	0.66%	37,316	0.85%	0.60%
Class R4
9/30/23	$7.08	$(0.01	)bb	$1.60	$1.59	$—	$(0.37)	$(0.37)	$8.30	23.26%	$6,373	1.08%	(0.16%)
9/30/22	15.06	(0.03)		(1.79)	(1.82)	—	(6.16)	(6.16)	7.08	(25.23%)	6,348	1.03%	(0.28%)
9/30/21	12.45	(0.03)		3.18	3.15	—	(0.54)	(0.54)	15.06	26.20%	12,613	1.02%	(0.22%)
9/30/20	10.70	0.03		3.09	3.12	(0.06)	(1.31)	(1.37)	12.45	31.97%	28,832	1.01%	0.31%
9/30/19	14.05	0.05		(0.46)	(0.41)	(0.09)	(2.85)	(2.94)	10.70	0.59%	24,049	1.00%	0.45%
Class A
9/30/23	$7.20	$(0.02	)bb	$1.62	$1.60	$—	$(0.37)	$(0.37)	$8.43	23.00%	$8,081	1.18%	(0.25%)
9/30/22	15.23	(0.04)		(1.83)	(1.87)	—	(6.16)	(6.16)	7.20	(25.29%)	14,354	1.13%	(0.38%)
9/30/21	12.59	(0.04)		3.22	3.18	—	(0.54)	(0.54)	15.23	26.12%	26,591	1.12%	(0.30%)
9/30/20	10.80	0.02		3.13	3.15	(0.05)	(1.31)	(1.36)	12.59	31.87%	27,988	1.11%	0.22%
9/30/19	14.15	0.04		(0.47)	(0.43)	(0.07)	(2.85)	(2.92)	10.80	0.42%	29,210	1.10%	0.35%
Class R3
9/30/23	$7.01	$(0.03	)bb	$1.59	$1.56	$—	$(0.37)	$(0.37)	$8.20	23.06%	$4,449	1.33%	(0.41%)
9/30/22	15.00	(0.05)		(1.78)	(1.83)	—	(6.16)	(6.16)	7.01	(25.46%)	3,959	1.28%	(0.51%)
9/30/21	12.43	(0.06)		3.17	3.11	—	(0.54)	(0.54)	15.00	25.88%	5,002	1.27%	(0.46%)
9/30/20	10.66	0.01		3.09	3.10	(0.02)	(1.31)	(1.33)	12.43	31.78%	5,875	1.26%	0.05%
9/30/19	14.02	0.02		(0.47)	(0.45)	(0.06)	(2.85)	(2.91)	10.66	0.23%	6,015	1.25%	0.20%
Class Y
9/30/23[g]	$7.89	$0.01		$0.92	$0.93	$—	$—	$—	$8.82	11.79%[b]	$112	0.73%[a]	0.15%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$14.20	$0.10	$1.76	$1.86	$(0.14)	$(0.07)	$(0.21)	$15.85	13.14%	$125,988	0.67%	0.65%
9/30/22	19.21	0.08	(3.28)	(3.20)	—	(1.81)	(1.81)	14.20	(18.57%)	95,436	0.66%	0.48%
9/30/21	13.96	0.06	6.51	6.57	(0.11)	(1.21)	(1.32)	19.21	48.95%	85,183	0.66%	0.35%
9/30/20	13.72	0.10	0.27	0.37	(0.06)	(0.07)	(0.13)	13.96	2.62%	39,988	0.69%	0.77%
9/30/19	16.47	0.11	(1.43)	(1.32)	(0.07)	(1.36)	(1.43)	13.72	(7.01%)	35,326	0.70%	0.82%
Class R5
9/30/23	$14.14	$0.09	$1.76	$1.85	$(0.13)	$(0.07)	$(0.20)	$15.79	13.08%	$104,951	0.77%	0.55%
9/30/22	19.16	0.06	(3.27)	(3.21)	—	(1.81)	(1.81)	14.14	(18.68%)	100,585	0.75%	0.35%
9/30/21	13.93	0.05	6.48	6.53	(0.09)	(1.21)	(1.30)	19.16	48.78%	137,127	0.76%	0.26%
9/30/20	13.69	0.09	0.27	0.36	(0.05)	(0.07)	(0.12)	13.93	2.56%	92,440	0.79%	0.68%
9/30/19	16.44	0.10	(1.43)	(1.33)	(0.06)	(1.36)	(1.42)	13.69	(7.14%)	61,826	0.80%	0.71%
Service Class
9/30/23	$14.08	$0.07	$1.75	$1.82	$(0.11)	$(0.07)	$(0.18)	$15.72	12.95%	$15,707	0.87%	0.45%
9/30/22	19.11	0.04	(3.26)	(3.22)	—	(1.81)	(1.81)	14.08	(18.78%)	15,851	0.85%	0.24%
9/30/21	13.89	0.03	6.48	6.51	(0.08)	(1.21)	(1.29)	19.11	48.72%	24,560	0.86%	0.17%
9/30/20	13.66	0.08	0.25	0.33	(0.03)	(0.07)	(0.10)	13.89	2.37%	17,146	0.89%	0.58%
9/30/19	16.39	0.08	(1.41)	(1.33)	(0.04)	(1.36)	(1.40)	13.66	(7.16%)	17,073	0.90%	0.61%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	46%	39%	40%	47%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations					Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$13.95	$0.05		$1.75		$1.80	$(0.10)	$(0.07)	$(0.17)	$15.58	12.88%	$21,277	0.97%	0.35%
9/30/22	18.97	0.02		(3.23)		(3.21)	—	(1.81)	(1.81)	13.95	(18.88%)	20,100	0.95%	0.15%
9/30/21	13.80	0.01		6.44		6.45	(0.07)	(1.21)	(1.28)	18.97	48.54%	26,314	0.96%	0.07%
9/30/20	13.57	0.06		0.26		0.32	(0.02)	(0.07)	(0.09)	13.80	2.27%	18,422	0.99%	0.48%
9/30/19	16.29	0.07		(1.41)		(1.34)	(0.02)	(1.36)	(1.38)	13.57	(7.28%)	20,377	1.00%	0.51%
Class R4
9/30/23	$13.37	$0.03		$1.67		$1.70	$(0.08)	$(0.07)	$(0.15)	$14.92	12.69%	$13,888	1.12%	0.20%
9/30/22	18.28	(0.00	)d,bb	(3.10)		(3.10)	—	(1.81)	(1.81)	13.37	(18.99%)	11,835	1.10%	(0.00%)[e]
9/30/21	13.34	(0.02)		6.22		6.20	(0.05)	(1.21)	(1.26)	18.28	48.31%	15,682	1.11%	(0.09%)
9/30/20	13.12	0.04		0.25		0.29	—	(0.07)	(0.07)	13.34	2.16%	9,413	1.14%	0.32%
9/30/19	15.81	0.05		(1.38)		(1.33)	(0.00)[d]	(1.36)	(1.36)	13.12	(7.43%)	10,591	1.15%	0.36%
Class A
9/30/23	$13.46	$0.02		$1.67		$1.69	$(0.06)	$(0.07)	$(0.13)	$15.02	12.53%	$36,525	1.22%	0.10%
9/30/22	18.40	(0.02	)bb	(3.11)		(3.13)	—	(1.81)	(1.81)	13.46	(19.04%)	38,730	1.20%	(0.11%)
9/30/21	13.42	(0.03)		6.25		6.22	(0.03)	(1.21)	(1.24)	18.40	48.15%	55,207	1.21%	(0.18%)
9/30/20	13.21	0.03		0.25		0.28	—	(0.07)	(0.07)	13.42	2.07%	42,491	1.24%	0.22%
9/30/19	15.92	0.03		(1.38)		(1.35)	—	(1.36)	(1.36)	13.21	(7.54%)	50,524	1.25%	0.26%
Class R3
9/30/23	$13.16	$(0.01	)bb	$1.64		$1.63	$(0.04)	$(0.07)	$(0.11)	$14.68	12.40%	$7,672	1.37%	(0.05%)
9/30/22	18.06	(0.04	)bb	(3.05)		(3.09)	—	(1.81)	(1.81)	13.16	(19.19%)	7,153	1.35%	(0.26%)
9/30/21	13.18	(0.06)		6.15		6.09	—	(1.21)	(1.21)	18.06	48.00%	9,695	1.36%	(0.34%)
9/30/20	13.00	0.01		0.24		0.25	—	(0.07)	(0.07)	13.18	1.87%	6,048	1.39%	0.07%
9/30/19	15.71	0.01		(1.36)		(1.35)	—	(1.36)	(1.36)	13.00	(7.66%)	8,551	1.40%	0.11%
Class Y
9/30/23[g]	$16.67	$0.06		$(0.94	)aa	$(0.88)	$—	$—	$—	$15.79	(5.28%)[b]	$95	0.77%[a]	0.55%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$10.72	$0.00	d,aa	$2.84	$2.84	$—	$(2.54)	$(2.54)	$11.02	29.05%	$48,335	0.91%	0.02%
9/30/22	18.79	(0.01)		(6.02)	(6.03)	—	(2.04)	(2.04)	10.72	(36.28%)	56,931	0.86%	(0.06%)
9/30/21	15.04	(0.05)		4.64	4.59	—	(0.84)	(0.84)	18.79	31.36%	99,959	0.84%	(0.29%)
9/30/20	12.35	0.00	[d]	2.81	2.81	(0.09)	(0.03)	(0.12)	15.04	22.90%	75,893	0.85%	0.00%[e]
9/30/19	16.08	0.10		(0.83)	(0.73)	(0.11)	(2.89)	(3.00)	12.35	(1.93%)	70,159	0.84%	0.79%
Class R5
9/30/23	$10.70	$(0.01)		$2.84	$2.83	$—	$(2.54)	$(2.54)	$10.99	28.99%	$44,364	1.02%	(0.08%)
9/30/22	18.78	(0.03)		(6.01)	(6.04)	—	(2.04)	(2.04)	10.70	(36.36%)	58,808	0.96%	(0.17%)
9/30/21	15.05	(0.07)		4.64	4.57	—	(0.84)	(0.84)	18.78	31.20%	126,049	0.94%	(0.39%)
9/30/20	12.36	(0.01)		2.81	2.80	(0.08)	(0.03)	(0.11)	15.05	22.77%	111,038	0.95%	(0.09%)
9/30/19	16.09	0.08		(0.83)	(0.75)	(0.09)	(2.89)	(2.98)	12.36	(2.07%)	98,379	0.94%	0.66%
Service Class
9/30/23	$10.56	$(0.02)		$2.80	$2.78	$—	$(2.54)	$(2.54)	$10.80	28.90%	$3,655	1.12%	(0.20%)
9/30/22	18.58	(0.04)		(5.94)	(5.98)	—	(2.04)	(2.04)	10.56	(36.43%)	5,579	1.06%	(0.24%)
9/30/21	14.91	(0.08)		4.59	4.51	—	(0.84)	(0.84)	18.58	31.09%	7,892	1.04%	(0.49%)
9/30/20	12.23	(0.03)		2.80	2.77	(0.06)	(0.03)	(0.09)	14.91	22.75%	6,166	1.05%	(0.19%)
9/30/19	15.94	0.06		(0.82)	(0.76)	(0.06)	(2.89)	(2.95)	12.23	(2.23%)	6,361	1.04%	0.43%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	10%	10%	10%	12%	32%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$10.64	$(0.03)	$2.83	$2.80	$—	$(2.54)	$(2.54)	$10.90	28.84%	$50,587	1.22%	(0.29%)
9/30/22	18.73	(0.06)	(5.99)	(6.05)	—	(2.04)	(2.04)	10.64	(36.52%)	45,831	1.16%	(0.38%)
9/30/21	15.03	(0.10)	4.64	4.54	—	(0.84)	(0.84)	18.73	31.03%	88,387	1.14%	(0.59%)
9/30/20	12.34	(0.04)	2.81	2.77	(0.05)	(0.03)	(0.08)	15.03	22.56%	80,607	1.15%	(0.29%)
9/30/19	16.06	0.06	(0.83)	(0.77)	(0.06)	(2.89)	(2.95)	12.34	(2.30%)	77,097	1.14%	0.45%
Class R4
9/30/23	$10.24	$(0.04)	$2.71	$2.67	$—	$(2.54)	$(2.54)	$10.37	28.67%	$8,921	1.37%	(0.43%)
9/30/22	18.12	(0.07)	(5.77)	(5.84)	—	(2.04)	(2.04)	10.24	(36.60%)	8,676	1.31%	(0.52%)
9/30/21	14.59	(0.12)	4.49	4.37	—	(0.84)	(0.84)	18.12	30.79%	15,975	1.29%	(0.72%)
9/30/20	11.98	(0.06)	2.73	2.67	(0.03)	(0.03)	(0.06)	14.59	22.36%	8,878	1.30%	(0.45%)
9/30/19	15.71	0.04	(0.82)	(0.78)	(0.06)	(2.89)	(2.95)	11.98	(2.45%)	7,531	1.29%	0.32%
Class A
9/30/23	$10.41	$(0.06)	$2.76	$2.70	$—	$(2.54)	$(2.54)	$10.57	28.47%	$10,559	1.47%	(0.54%)
9/30/22	18.40	(0.09)	(5.86)	(5.95)	—	(2.04)	(2.04)	10.41	(36.64%)	9,014	1.41%	(0.63%)
9/30/21	14.82	(0.14)	4.56	4.42	—	(0.84)	(0.84)	18.40	30.65%	19,415	1.39%	(0.84%)
9/30/20	12.17	(0.07)	2.77	2.70	(0.02)	(0.03)	(0.05)	14.82	22.22%	22,903	1.40%	(0.55%)
9/30/19	15.87	0.03	(0.82)	(0.79)	(0.02)	(2.89)	(2.91)	12.17	(2.48%)	24,676	1.39%	0.20%
Class R3
9/30/23	$10.30	$(0.07)	$2.72	$2.65	$—	$(2.54)	$(2.54)	$10.41	28.24%	$7,378	1.62%	(0.69%)
9/30/22	18.25	(0.11)	(5.80)	(5.91)	—	(2.04)	(2.04)	10.30	(36.73%)	7,920	1.56%	(0.77%)
9/30/21	14.72	(0.17)	4.54	4.37	—	(0.84)	(0.84)	18.25	30.51%	13,541	1.54%	(0.98%)
9/30/20	12.10	(0.09)	2.75	2.66	(0.01)	(0.03)	(0.04)	14.72	21.99%	9,792	1.55%	(0.69%)
9/30/19	15.80	0.01	(0.82)	(0.81)	—	(2.89)	(2.89)	12.10	(2.69%)	10,226	1.54%	0.06%

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$7.14	$0.14		$1.12	$1.26	$(0.10)	$(0.36)	$(0.46)	$7.94	17.61%	$70,386	1.10%	1.05%	1.75%
9/30/22	10.08	0.12		(1.83)	(1.71)	(0.21)	(1.02)	(1.23)	7.14	(19.37%)	66,355	1.09%	1.04%	1.41%
9/30/21	13.08	0.14		1.84	1.98	(0.04)	(4.94)	(4.98)	10.08	17.97%	89,913	1.02%	1.00%	1.31%
9/30/20	12.01	0.03		1.54	1.57	(0.13)	(0.37)	(0.50)	13.08	13.17%	96,308	1.02%	1.00%	0.26%
9/30/19	12.99	0.09		(0.49)	(0.40)	(0.12)	(0.46)	(0.58)	12.01	(2.49%)	149,979	0.93%	0.92%	0.81%
Class R5
9/30/23	$7.14	$0.13		$1.12	$1.25	$(0.09)	$(0.36)	$(0.45)	$7.94	17.48%	$30,262	1.20%	1.15%	1.62%
9/30/22	10.08	0.12		(1.85)	(1.73)	(0.19)	(1.02)	(1.21)	7.14	(19.47%)	30,827	1.19%	1.14%	1.38%
9/30/21	13.08	0.14		1.83	1.97	(0.03)	(4.94)	(4.97)	10.08	17.79%	50,688	1.12%	1.10%	1.27%
9/30/20	12.00	0.02		1.55	1.57	(0.12)	(0.37)	(0.49)	13.08	13.14%	61,444	1.12%	1.10%	0.20%
9/30/19	12.98	0.10		(0.51)	(0.41)	(0.11)	(0.46)	(0.57)	12.00	(2.63%)	94,827	1.03%	1.02%	0.89%
Service Class
9/30/23	$7.12	$0.13		$1.10	$1.23	$(0.08)	$(0.36)	$(0.44)	$7.91	17.26%	$3,485	1.30%	1.25%	1.60%
9/30/22	10.05	0.12		(1.85)	(1.73)	(0.18)	(1.02)	(1.20)	7.12	(19.52%)	2,624	1.29%	1.24%	1.35%
9/30/21	13.04	0.12		1.84	1.96	(0.01)	(4.94)	(4.95)	10.05	17.72%	3,469	1.22%	1.20%	1.16%
9/30/20	11.97	0.00	[d]	1.54	1.54	(0.10)	(0.37)	(0.47)	13.04	12.94%	4,524	1.22%	1.20%	0.00%[e]
9/30/19	12.94	0.07		(0.49)	(0.42)	(0.09)	(0.46)	(0.55)	11.97	(2.74%)	9,393	1.13%	1.12%	0.60%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	20%	22%	30%	106%	52%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$7.05	$0.11	$1.10		$1.21	$(0.07)	$(0.36)	$(0.43)	$7.83	17.21%	$1,890	1.40%	1.35%	1.38%
9/30/22	9.96	0.11	(1.83)		(1.72)	(0.17)	(1.02)	(1.19)	7.05	(19.60%)	2,273	1.39%	1.34%	1.26%
9/30/21	12.97	0.11	1.82		1.93	—	(4.94)	(4.94)	9.96	17.59%	2,436	1.32%	1.30%	1.03%
9/30/20	11.91	(0.00)[d]	1.52		1.52	(0.09)	(0.37)	(0.46)	12.97	12.81%	3,565	1.32%	1.30%	(0.02%)
9/30/19	12.87	0.08	(0.51)		(0.43)	(0.07)	(0.46)	(0.53)	11.91	(2.77%)	5,465	1.23%	1.22%	0.65%
Class R4
9/30/23	$6.55	$0.08	$1.03		$1.11	$(0.05)	$(0.36)	$(0.41)	$7.25	16.89%	$537	1.55%	1.50%	1.14%
9/30/22	9.33	0.08	(1.69)		(1.61)	(0.15)	(1.02)	(1.17)	6.55	(19.69%)	711	1.53%	1.48%	0.93%
9/30/21	12.45	0.09	1.73		1.82	—	(4.94)	(4.94)	9.33	17.41%	1,639	1.47%	1.45%	0.88%
9/30/20	11.43	(0.04)	1.48		1.44	(0.05)	(0.37)	(0.42)	12.45	12.70%	1,951	1.47%	1.45%	(0.31%)
9/30/19	12.38	0.05	(0.48)		(0.43)	(0.06)	(0.46)	(0.52)	11.43	(2.95%)	4,895	1.38%	1.37%	0.48%
Class A
9/30/23	$6.65	$0.09	$1.03		$1.12	$(0.05)	$(0.36)	$(0.41)	$7.36	16.87%	$9,847	1.65%	1.60%	1.14%
9/30/22	9.45	0.08	(1.72)		(1.64)	(0.14)	(1.02)	(1.16)	6.65	(19.79%)	9,014	1.64%	1.59%	0.95%
9/30/21	12.56	0.08	1.75		1.83	—	(4.94)	(4.94)	9.45	17.30%	13,793	1.57%	1.55%	0.82%
9/30/20	11.54	(0.03)	1.48		1.45	(0.06)	(0.37)	(0.43)	12.56	12.61%	18,670	1.57%	1.55%	(0.22%)
9/30/19	12.49	0.05	(0.50)		(0.45)	(0.04)	(0.46)	(0.50)	11.54	(3.09%)	22,004	1.48%	1.47%	0.46%
Class R3
9/30/23	$6.46	$0.08	$1.00		$1.08	$(0.05)	(0.36)	$(0.41)	$7.13	16.65%	$2,231	1.80%	1.75%	1.03%
9/30/22	9.22	0.07	(1.67)		(1.60)	(0.14)	(1.02)	(1.16)	6.46	(19.87%)	2,060	1.79%	1.74%	0.89%
9/30/21	12.38	0.07	1.71		1.78	—	(4.94)	(4.94)	9.22	17.07%	2,294	1.72%	1.70%	0.74%
9/30/20	11.38	(0.06)	1.47		1.41	(0.04)	(0.37)	(0.41)	12.38	12.42%	2,427	1.72%	1.70%	(0.49%)
9/30/19	12.34	0.02	(0.48)		(0.46)	(0.04)	(0.46)	(0.50)	11.38	(3.24%)	5,415	1.63%	1.62%	0.21%
Class Y
9/30/23[g]	$8.27	$0.12	$(0.45	)aa	$(0.33)	$—	$—	$—	$7.94	(3.99%)[b]	$96	1.20%[a]	1.15%[a]	2.27%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.22	$0.07		$1.11	$1.18	$(0.04)	$—	$(0.04)	$9.36	14.31%	$98,677	1.38%	1.15%	0.70%
9/30/22	14.93	0.05		(4.73)	(4.68)	(0.20)	(1.83)	(2.03)	8.22	(35.67%)	105,253	1.35%	1.15%	0.43%
9/30/21	13.23	0.04		1.88	1.92	—	(0.22)	(0.22)	14.93	14.53%	156,998	1.22%	1.15%	0.25%
9/30/20	13.02	0.02		1.33	1.35	(0.08)	(1.06)	(1.14)	13.23	10.33%	169,366	1.27%	1.15%	0.12%
9/30/19	12.75	0.07		0.28	0.35	(0.08)	—	(0.08)	13.02	2.85%	141,988	1.21%	1.10%	0.55%
Class R5
9/30/23	$8.36	$0.06		$1.13	$1.19	$—	$—	$—	$9.55	14.23%	$267	1.48%	1.25%	0.60%
9/30/22	15.14	0.03		(4.80)	(4.77)	(0.18)	(1.83)	(2.01)	8.36	(35.72%)	225	1.45%	1.23%	0.25%
9/30/21	13.43	0.03		1.90	1.93	—	(0.22)	(0.22)	15.14	14.38%	2,703	1.32%	1.25%	0.16%
9/30/20	13.20	0.00	[d]	1.35	1.35	(0.06)	(1.06)	(1.12)	13.43	10.23%	3,165	1.37%	1.25%	0.02%
9/30/19	12.92	0.06		0.29	0.35	(0.07)	—	(0.07)	13.20	2.78%	4,295	1.31%	1.22%	0.45%
Service Class
9/30/23	$8.22	$0.05		$1.10	$1.15	$(0.01)	$—	$(0.01)	$9.36	14.04%	$1,364	1.58%	1.35%	0.49%
9/30/22	14.93	0.02		(4.73)	(4.71)	(0.17)	(1.83)	(2.00)	8.22	(35.83%)	1,346	1.55%	1.35%	0.22%
9/30/21	13.25	0.01		1.89	1.90	—	(0.22)	(0.22)	14.93	14.35%	2,216	1.42%	1.35%	0.05%
9/30/20	13.05	(0.01)		1.33	1.32	(0.06)	(1.06)	(1.12)	13.25	10.12%	2,473	1.47%	1.35%	(0.05%)
9/30/19	12.73	0.05		0.29	0.34	(0.02)	—	(0.02)	13.05	2.71%	419	1.41%	1.31%	0.42%

	Year Ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	38%	55%	48%	71%	32%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.24	$0.04		$1.11	$1.15	$(0.00)[d]	$—	$(0.00)[d]	$9.39	13.99%	$287	1.68%	1.45%	0.41%
9/30/22	14.96	(0.01	)bb	(4.72)	(4.73)	(0.16)	(1.83)	(1.99)	8.24	(35.90%)	233	1.65%	1.45%	(0.06%)
9/30/21	13.29	(0.01)		1.90	1.89	—	(0.22)	(0.22)	14.96	14.23%	1,017	1.52%	1.45%	(0.03%)
9/30/20	13.08	(0.02)		1.33	1.31	(0.04)	(1.06)	(1.10)	13.29	9.96%	989	1.57%	1.45%	(0.16%)
9/30/19	12.78	0.03		0.30	0.33	(0.03)	—	(0.03)	13.08	2.61%	927	1.51%	1.41%	0.24%
Class R4
9/30/23	$8.13	$0.02		$1.11	$1.13	$—	$—	$—	$9.26	13.90%	$379	1.83%	1.60%	0.25%
9/30/22	14.71	(0.00	)d,bb	(4.69)	(4.69)	(0.06)	(1.83)	(1.89)	8.13	(35.99%)	307	1.80%	1.60%	(0.02%)
9/30/21	13.10	(0.05)		1.88	1.83	—	(0.22)	(0.22)	14.71	13.98%	443	1.67%	1.60%	(0.32%)
9/30/20	12.90	(0.04)		1.32	1.28	(0.02)	(1.06)	(1.08)	13.10	9.84%	1,237	1.72%	1.60%	(0.30%)
9/30/19	12.63	0.01		0.29	0.30	(0.03)	—	(0.03)	12.90	2.38%	1,337	1.66%	1.57%	0.05%
Class A
9/30/23	$8.21	$0.01		$1.11	$1.12	$—	$—	$—	$9.33	13.64%	$153	1.93%	1.70%	0.15%
9/30/22	14.77	(0.02	)bb	(4.71)	(4.73)	—	(1.83)	(1.83)	8.21	(35.99%)	140	1.90%	1.68%	(0.15%)
9/30/21	13.17	(0.06)		1.88	1.82	—	(0.22)	(0.22)	14.77	13.83%	635	1.77%	1.70%	(0.36%)
9/30/20	12.98	(0.05)		1.32	1.27	(0.02)	(1.06)	(1.08)	13.17	9.75%	2,029	1.82%	1.70%	(0.42%)
9/30/19	12.73	0.01		0.28	0.29	(0.04)	—	(0.04)	12.98	2.32%	885	1.76%	1.68%	0.09%
Class R3
9/30/23	$8.03	$0.00	[d]	$1.08	$1.08	$—	$—	$—	$9.11	13.45%	$493	2.08%	1.85%	0.01%
9/30/22	14.62	(0.03	)bb	(4.64)	(4.67)	(0.09)	(1.83)	(1.92)	8.03	(36.15%)	546	2.05%	1.85%	(0.29%)
9/30/21	13.05	(0.06)		1.85	1.79	—	(0.22)	(0.22)	14.62	13.72%	1,120	1.92%	1.85%	(0.42%)
9/30/20	12.87	(0.07)		1.31	1.24	(0.00)[d]	(1.06)	(1.06)	13.05	9.57%	992	1.97%	1.85%	(0.58%)
9/30/19	12.60	(0.02)		0.29	0.27	—	—	—	12.87	2.14%	750	1.91%	1.81%	(0.15%)

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

MassMutual Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Core Bond Fund (“Core Bond Fund”)

MassMutual Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual High Yield Fund (“High Yield Fund”)

MassMutual Balanced Fund (“Balanced Fund”)

MassMutual Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Main Street Fund (“Main Street Fund”)

MassMutual Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Global Fund (“Global Fund”)

MassMutual International Equity Fund (“International Equity Fund”)

MassMutual Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectuses.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Investment Advisers, LLC (“MML Advisers”) will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if MML Advisers determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Notes to Financial Statements (Continued)

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of September 30, 2023. The Disciplined Value Fund, Main Street Fund, and Disciplined Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2023. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2023, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$98,345,666	$—	$98,345,666
Non-U.S. Government Agency Obligations	—	84,633,005	—	84,633,005
U.S. Government Agency Obligations and Instrumentalities	—	79,459	—	79,459
Short-Term Investments	1,794,395	25,717,180	—	27,511,575
Total Investments	$1,794,395	$208,775,310	$—	$210,569,705
Asset Derivatives
Futures Contracts	$636,198	$—	$—	$636,198
Swap Agreements	—	712,643	—	712,643
Total	$636,198	$712,643	$—	$1,348,841
Liability Derivatives
Futures Contracts	$(430,390)	$—	$—	$(430,390)
Swap Agreements	—	(1,044,413)	—	(1,044,413)
Total	$(430,390)	$(1,044,413)	$—	$(1,474,803)

Inflation-Protected and Income Fund
Asset Investments
Non-U.S. Government Agency Obligations	$—	$131,375,902	$—	$131,375,902
U.S. Government Agency Obligations and Instrumentalities	—	33,280,540	—	33,280,540
U.S. Treasury Obligations	—	57,219,765	—	57,219,765
Short-Term Investments	—	36,109,728	—	36,109,728
Total Investments	$—	$257,985,935	$—	$257,985,935
Asset Derivatives
Futures Contracts	$381,101	$—	$—	$381,101
Swap Agreements	—	1,867,500	—	1,867,500
Total	$381,101	$1,867,500	$—	$2,248,601
Liability Derivatives
Swap Agreements	$—	$(7,193,109)	$—	$(7,193,109)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Core Bond Fund
Asset Investments
Corporate Debt	$—	$258,168,411	$—	$258,168,411
Non-U.S. Government Agency Obligations	—	197,733,000	—	197,733,000
Sovereign Debt Obligations	—	1,361,682	—	1,361,682
U.S. Government Agency Obligations and Instrumentalities	—	197,884,539	—	197,884,539
U.S. Treasury Obligations	—	13,185,422	—	13,185,422
Short-Term Investments	4,637,205	95,421,397	—	100,058,602
Total Investments	$4,637,205	$763,754,451	$—	$768,391,656
Asset Derivatives
Futures Contracts	$87,241	$—	$—	$87,241
Swap Agreements	—	3,906,972	—	3,906,972
Total	$87,241	$3,906,972	$—	$3,994,213
Liability Derivatives
Futures Contracts	$(3,648,878)	$—	$—	$(3,648,878)
Swap Agreements	—	(5,703,080)	—	(5,703,080)
Total	$(3,648,878)	$(5,703,080)	$—	$(9,351,958)

Diversified Bond Fund
Asset Investments
Preferred Stock	$996,241	$—	$—	$996,241
Corporate Debt	—	66,998,395	—	66,998,395
Non-U.S. Government Agency Obligations	—	41,962,598	—	41,962,598
Sovereign Debt Obligations	—	163,892	—	163,892
U.S. Government Agency Obligations and Instrumentalities	—	28,005,899	—	28,005,899
U.S. Treasury Obligations	—	12,353,180	—	12,353,180
Purchased Options	—	1,717	—	1,717
Warrants	—	—	3,929	3,929
Short-Term Investments	3,763,728	20,283,572	—	24,047,300
Total Investments	$4,759,969	$169,769,253	$3,929	$174,533,151
Asset Derivatives
Forward Contracts	$—	$83,738	$—	$83,738
Swap Agreements	—	777,930	—	777,930
Total	$—	$861,668	$—	$861,668
Liability Derivatives
Forward Contracts	$—	$(135,414)	$—	$(135,414)
Futures Contracts	(1,046,987)	—	—	(1,046,987)
Swap Agreements	—	(1,107,176)	—	(1,107,176)
Written Options	—	(8,587)	—	(8,587)
Total	$(1,046,987)	$(1,251,177)	$—	$(2,298,164)

High Yield Fund
Asset Investments
Bank Loans	$—	$18,328,821	$—	$18,328,821
Corporate Debt	—	360,898,871	—	360,898,871
Short-Term Investments	24,969,253	22,007,214	—	46,976,467
Total Investments	$24,969,253	$401,234,906	$—	$426,204,159

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Balanced Fund
Asset Investments
Common Stock	$65,787,890	$—	$—	$65,787,890
Corporate Debt	—	12,555,152	—	12,555,152
Non-U.S. Government Agency Obligations	—	4,364,413	—	4,364,413
U.S. Government Agency Obligations and Instrumentalities	—	9,824,228	—	9,824,228
U.S. Treasury Obligations	—	12,708,643	—	12,708,643
Short-Term Investments	—	1,107,316	—	1,107,316
Total Investments	$65,787,890	$40,559,752	$—	$106,347,642
Asset Derivatives
Futures Contracts	$49,521	$—	$—	$49,521
Liability Derivatives
Futures Contracts	$(7,467)	$—	$—	$(7,467)

Small Cap Opportunities Fund
Asset Investments
Common Stock	$316,375,651	$—	$—	$316,375,651
Short-Term Investments	164,500	9,647,613	—	9,812,113
Total Investments	$316,540,151	$9,647,613	$—	$326,187,764

Global Fund
Asset Investments
Common Stock*
Canada	$1,145,765	$—	$—	$1,145,765
China	4,465,462	2,104,240	—	6,569,702
Denmark	—	7,554,804	—	7,554,804
France	—	21,984,435	—	21,984,435
Germany	—	4,820,321	—	4,820,321
India	2,640,373	9,335,150	—	11,975,523
Israel	1,666,000	—	—	1,666,000
Italy	—	1,597,528	—	1,597,528
Japan	—	10,029,183	—	10,029,183
Netherlands	—	2,655,230	—	2,655,230
Spain	—	2,356,913	—	2,356,913
Sweden	—	7,833,461	—	7,833,461
Switzerland	—	1,361,107	—	1,361,107
United States	101,259,311	—	—	101,259,311
Short-Term Investments	1,671,914	3,276,999	—	4,948,913
Total Investments	$112,848,825	$74,909,371	$—	$187,758,196

International Equity Fund
Asset Investments
Common Stock*
Australia	$73,944	$1,290,020	$—	$1,363,964
Belgium	—	936,769	—	936,769
Canada	7,003,528	—	—	7,003,528
China	239,904	—	—	239,904
Denmark	—	109,159	—	109,159
Finland	—	2,467,970	—	2,467,970
France	—	11,885,170	—	11,885,170
Germany	—	6,338,724	—	6,338,724
Hong Kong	—	3,995,888	—	3,995,888
Ireland	466,662	646,974	—	1,113,636

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Israel	$291,883	$—	$—		$291,883
Italy	—	116,347	—		116,347
Japan	—	18,002,171	—		18,002,171
Luxembourg	—	227,590	—		227,590
Netherlands	—	6,105,242	—		6,105,242
Norway	—	646,021	—		646,021
Republic of Korea	—	410,386	—		410,386
Singapore	—	356,040	—		356,040
Spain	—	4,521,641	—		4,521,641
Sweden	—	3,275,802	—		3,275,802
Switzerland	—	3,961,359	—		3,961,359
United Kingdom	235,712	23,263,915	—		23,499,627
United States	286,709	15,677,802	—		15,964,511
Preferred Stock*
Germany	—	169,081	—		169,081
Short-Term Investments	286,558	4,993,598	—		5,280,156
Total Investments	$8,884,900	$109,397,669	$—		$118,282,569

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Brazil	$6,277,011	$—	$—		$6,277,011
Chile	684,232	396,545	—		1,080,777
China	19,860,137	4,882,413	—		24,742,550
France	—	5,718,865	—		5,718,865
Hong Kong	—	749,047	—		749,047
India	—	19,778,782	—		19,778,782
Indonesia	—	1,062,982	—		1,062,982
Italy	461,573	1,521,573	—		1,983,146
Japan	—	669,678	—		669,678
Mexico	11,862,271	—	—		11,862,271
Netherlands	559,967	—	—		559,967
Peru	982,426	—	—		982,426
Philippines	—	1,135,153	—		1,135,153
Poland	—	31,292	—		31,292
Portugal	—	1,135,459	—		1,135,459
Republic of Korea	—	6,811,996	—		6,811,996
Russia	—	—	—	+	—
South Africa	—	635,482	—		635,482
Switzerland	—	2,801,645	—		2,801,645
Taiwan	—	8,529,990	—		8,529,990
Preferred Stock
Brazil	1,255,506	—	—		1,255,506
Warrants	40,057	—	—		40,057
Rights	611	—	—		611
Short-Term Investments	147,200	3,816,511	—		3,963,711
Total Investments	$42,130,991	$59,677,413	$—		$101,808,404

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

+	Represents a security at $0 value as of September 30, 2023.

Notes to Financial Statements (Continued)

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and cash collateral pledged for open derivatives, as well as any applicable liabilities for investments purchased on a delayed delivery basis and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2023.

The Funds had no Level 3 transfers during the year ended September 30, 2023.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2023, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$636,198	$636,198
Swap Agreements^^,^^^	—	—	712,643	712,643
Total Value	$—	$—	$1,348,841	$1,348,841
Liability Derivatives
Futures Contracts^^	$—	$—	$(430,390)	$(430,390)
Swap Agreements^^,^^^	(261,294)	—	(783,119)	(1,044,413)
Total Value	$(261,294)	$—	$(1,213,509)	$(1,474,803)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$7,116,382	$7,116,382
Swap Agreements	(350,682)	—	(4,312,615)	(4,663,297)
Total Realized Gain (Loss)	$(350,682)	$—	$2,803,767	$2,453,085
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(6,552,247)	$(6,552,247)
Swap Agreements	(70,476)	—	4,194,891	4,124,415
Total Change in Appreciation (Depreciation)	$(70,476)	$—	$(2,357,356)	$(2,427,832)

Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$381,101	$381,101
Swap Agreements^^,^^^	—	—	1,867,500	1,867,500
Total Value	$—	$—	$2,248,601	$2,248,601
Liability Derivatives
Swap Agreements^	$—	$—	$(5,241,800)	$(5,241,800)
Swap Agreements^^, ^^^	—	—	(1,951,309)	(1,951,309)
Total Value	$—	$—	$(7,193,109)	$(7,193,109)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$3,060,131	$3,060,131
Swap Agreements	—	—	(21,129,173)	(21,129,173)
Total Realized Gain (Loss)	$—	$—	$(18,069,042)	$(18,069,042)

Notes to Financial Statements (Continued)

	Credit Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Inflation-Protected and Income Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(1,084,157)	$(1,084,157)
Swap Agreements	—	—	12,715,451	12,715,451
Total Change in Appreciation (Depreciation)	$—	$—	$11,631,294	$11,631,294

Core Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$87,241	$87,241
Swap Agreements^^,^^^	—	—	3,906,972	3,906,972
Total Value	$—	$—	$3,994,213	$3,994,213
Liability Derivatives
Futures Contracts^^	$—	$—	$(3,648,878)	$(3,648,878)
Swap Agreements^^,^^^	(1,330,224)	—	(4,372,856)	(5,703,080)
Total Value	$(1,330,224)	$—	$(8,021,734)	$(9,351,958)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$(11,178,598)	$(11,178,598)
Swap Agreements	(1,631,401)	—	(436,001)	(2,067,402)
Total Realized Gain (Loss)	$(1,631,401)	$—	$(11,614,599)	$(13,246,000)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$562,153	$562,153
Swap Agreements	275,741	—	(465,884)	(190,143)
Total Change in Appreciation (Depreciation)	$275,741	$—	$96,269	$372,010

Diversified Bond Fund
Asset Derivatives
Purchased Options*,^^^	$—	$1,717	$—	$1,717
Forward Contracts*	—	83,738	—	83,738
Swap Agreements^^,^^^	—	—	777,930	777,930
Total Value	$—	$85,455	$777,930	$863,385
Liability Derivatives
Forward Contracts^	$—	$(135,414)	$—	$(135,414)
Futures Contracts^^	—	—	(1,046,987)	(1,046,987)
Swap Agreements^^,^^^	(285,048)	—	(822,128)	(1,107,176)
Written Options^,^^^	—	(8,587)	—	(8,587)
Total Value	$(285,048)	$(144,001)	$(1,869,115)	$(2,298,164)
Realized Gain (Loss)#
Purchased Options	$—	$(11,341)	$—	$(11,341)
Forward Contracts	—	(65,716)	—	(65,716)
Futures Contracts	—	—	(3,372,094)	(3,372,094)
Swap Agreements	(354,024)	—	(79,271)	(433,295)
Written Options	—	11,289	—	11,289
Total Realized Gain (Loss)	$(354,024)	$(65,768)	$(3,451,365)	$(3,871,157)

Notes to Financial Statements (Continued)

	Credit Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Diversified Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$(7,951)	$—	$(7,951)
Forward Contracts	—	3,442	—	3,442
Futures Contracts	—	—	467,692	467,692
Swap Agreements	59,087	—	(44,198)	14,889
Written Options	—	15,351	—	15,351
Total Change in Appreciation (Depreciation)	$59,087	$10,842	$423,494	$493,423

Balanced Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$49,521	$49,521
Liability Derivatives
Futures Contracts^^	$—	$—	$(7,467)	$(7,467)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$388,502	$388,502
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(200,502)	$(200,502)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps or OTC purchased and written options, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2023, the average number of contracts, notional amounts, or shares/units outstanding for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Short-Duration Bond Fund	1,244	$—	$61,071,600	—	—
Inflation-Protected and Income Fund	392	—	358,535,167	—	—
Core Bond Fund	1,063	—	329,972,857	—	—
Diversified Bond Fund	274	7,354,862	65,279,143	1,335,567	1,335,567
Balanced Fund	38	—	—	—	—

†

As applicable, amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2023.

Notes to Financial Statements (Continued)

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2023. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2023.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Diversified Bond Fund
Barclays PLC	$1,428	$—	$—	$1,428
BNP Paribas SA	8,294	(5,071)	—	3,223
Citibank N.A.	7,426	(7,426)	—	—
Goldman Sachs International	10,605	(10,605)	—	—
HSBC Bank PLC	19,128	(19,128)	—	—
HSBC Bank USA	10,520	—	—	10,520
JP Morgan Chase Bank N.A.	3,815	(3,017)	—	798
Morgan Stanley & Co. LLC	22,522	(12,484)	—	10,038
	$83,738	$(57,731)	$—	$26,007

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2023.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
Barclays PLC	$(1,806,677)	$—	$1,806,677	$—
BNP Paribas SA	(1,225,809)	—	1,225,809	—
Goldman Sachs International	(2,209,314)	—	2,209,314	—
	$(5,241,800)	$—	$5,241,800	$—

Diversified Bond Fund
Bank of America N.A.	$(12,219)	$—	$—	$(12,219)
BNP Paribas SA	(5,071)	5,071	—	—
Citibank N.A.	(69,370)	7,426	—	(61,944)
Goldman Sachs International	(13,528)	10,605	—	(2,923)
HSBC Bank PLC	(19,725)	19,128	—	(597)
JP Morgan Chase Bank N.A.	(3,017)	3,017	—	—
Morgan Stanley & Co. LLC	(12,484)	12,484	—	—
	$(135,414)	$57,731	$—	$(77,683)

*	Represents the net amount receivable from the counterparty in the event of default.

Notes to Financial Statements (Continued)

**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2023, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation (depreciation) on the contract.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts.

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the

Notes to Financial Statements (Continued)

party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked to market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement

Notes to Financial Statements (Continued)

on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the

Notes to Financial Statements (Continued)

value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be

Notes to Financial Statements (Continued)

highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2023, the Funds had no unfunded bank loan commitments.

Notes to Financial Statements (Continued)

Certain Funds may receive or pay fees associated with investments in bank loans. These fees are included as interest income on a Fund’s Statement of Operations. These fees include all income and expenses associated with the processing and maintenance of these types of loans, including but not limited to consent fee income, amendment fees, and closing fees.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value by MML Advisers. A Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, a Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

Notes to Financial Statements (Continued)

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2023, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2023, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities

Notes to Financial Statements (Continued)

and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to U.S. federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for U.S. federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are either declared daily and paid monthly or declared and paid annually depending on the requirements of each Fund. Dividends from net investment income may also be distributed at other times throughout the year as required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Investment Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Advisers, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives investment advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on any excess over $300 million
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.83% on the first $500 million;
0.78% on the next $500 million; and
0.73% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund*	0.08%
Inflation-Protected and Income Fund*	0.08%
Core Bond Fund*	0.10%
Diversified Bond Fund*	0.10%
High Yield Fund*	0.20%

*

Baring International Investment Limited (“BIIL”), a wholly-owned subsidiary of Barings, serves as a sub-subadviser of the Fund. BIIL does not receive a fee from Barings under the sub-subadvisory agreement with Barings.

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Balanced Fund*	Invesco Advisers, Inc.
Disciplined Value Fund	Wellington Management Company LLP
Main Street Fund	Invesco Advisers, Inc.
Disciplined Growth Fund	Wellington Management Company LLP
Small Cap Opportunities Fund	Invesco Advisers, Inc.
Global Fund	Invesco Advisers, Inc.
International Equity Fund	Thompson, Siegel & Walmsley LLC; and
Wellington Management Company LLP
Strategic Emerging Markets Fund	Invesco Advisers, Inc.

*	Invesco Capital Management LLC serves as a sub-subadviser of the Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the investment advisory fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y	Class L	Class C
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	0.05%	0.05%
Inflation-Protected and Income Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Core Bond Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Diversified Bond Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
High Yield Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.05%	N/A	None
Balanced Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Disciplined Value Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Main Street Fund**	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Disciplined Growth Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Small Cap Opportunities Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Global Fund**	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
International Equity Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A
Strategic Emerging Markets Fund**	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A

*	Effective February 1, 2023, Class Y was added to the Fund.
**	Class Y is not currently available for purchase.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund (on and after May 1, 2023 for the Short-Duration Bond Fund and High Yield Fund). Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares and Class A shares of each applicable Fund and Class L shares of the Short-Duration Bond Fund pay an annual fee of 0.25% of the average daily net assets of the class; Class R3 shares of each applicable Fund pay an annual fee of 0.50% of the average daily net assets of the class; Class C shares of the Short-Duration Bond Fund pay an annual fee of 0.50% of the average daily net assets of the class; and Class C shares of the High Yield Fund pay an annual fee of 1.00% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Prior to May 1, 2023, ALPS Distributors, Inc. (the “ALPS Distributor”) acted as distributor to the Short-Duration Bond Fund and High Yield Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares and Class A shares of each Fund paid an annual fee of 0.25% of the average daily net assets of the class; Class L shares of the Short-Duration Bond Fund paid an annual fee of 0.25% of the average daily net assets of the class; Class R3 shares of each Fund paid an annual fee of 0.50% of the average daily net assets of the class; Class C shares of the Short-Duration Bond Fund paid an annual fee of 0.50% of the average daily net assets of the class; and Class C shares of the High Yield Fund paid an annual fee of 1.00% of the average daily net assets of the class, to ALPS Distributor. Such payments compensated the ALPS Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Short-Duration Bond and High Yield Funds’ shareholders.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2024, based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y	Class L	Class C
Short-Duration Bond Fund	0.40%	None	None	None	None	None	None	0.40%	0.65%	0.90%
Strategic Emerging Markets Fund*	1.15%	1.25%	1.35%	1.45%	1.60%	1.70%	1.85%	1.25%	N/A	N/A

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Class Y is not currently available for purchase.

MML Advisers has agreed to waive 0.05% of the investment advisory fee of the International Equity Fund through January 31, 2024.

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2023, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Main Street Fund	$2,320
Small Cap Opportunities Fund	16,351
Global Fund	1,222
International Equity Fund	179
Strategic Emerging Markets Fund	1,268

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2023:

Total % Ownership by Related Party
U.S. Government Money Market Fund	87.9%
Short-Duration Bond Fund	81.5%
Inflation-Protected and Income Fund	77.4%
Core Bond Fund	95.2%
Diversified Bond Fund	90.0%
High Yield Fund	78.6%
Balanced Fund	95.5%
Disciplined Value Fund	97.9%
Main Street Fund	90.9%
Disciplined Growth Fund	97.3%
Small Cap Opportunities Fund	71.4%
Global Fund	90.3%
International Equity Fund	91.0%
Strategic Emerging Markets Fund	96.8%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2023, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Short-Duration Bond Fund	$—	$47,055,169	$27,602	$341,608,986
Inflation-Protected and Income Fund	156,617,906	44,251,115	165,505,292	80,523,062
Core Bond Fund	1,345,580,461	140,196,952	1,334,884,479	177,566,394
Diversified Bond Fund	140,095,093	25,208,624	127,169,001	34,771,900
High Yield Fund	—	140,236,881	—	148,825,210
Balanced Fund	155,226,391	29,555,984	159,719,564	50,372,055
Disciplined Value Fund	—	50,312,196	—	64,031,861
Main Street Fund	—	48,745,894	—	58,752,379
Disciplined Growth Fund	—	103,956,371	—	132,767,654
Small Cap Opportunities Fund	—	148,383,943	—	154,541,299

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Global Fund	$—	$20,322,993	$—	$84,062,077
International Equity Fund	—	25,153,350	—	39,765,700
Strategic Emerging Markets Fund	—	42,227,142	—	62,929,477

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/(Losses)
Small Cap Opportunities Fund	$—	$1,759,379	$968,501

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
U.S. Government Money Market Fund Class R5
Sold	231,528,021	$231,528,021	781,822,127	$781,822,127
Issued as reinvestment of dividends	7,693,032	7,693,032	837,353	837,353
Redeemed	(272,440,848)	(272,440,848)	(812,910,669)	(812,910,669)
Net increase (decrease)	(33,219,795)	$(33,219,795)	(30,251,189)	$(30,251,189)
Short-Duration Bond Fund Class I
Sold	8,666,801	$75,259,346	9,538,592	$89,594,012
Issued as reinvestment of dividends	382,931	3,314,863	839,827	7,959,704
Redeemed	(15,271,592)	(131,959,707)	(16,183,012)	(151,880,555)
Net increase (decrease)	(6,221,860)	$(53,385,498)	(5,804,593)	$(54,326,839)
Short-Duration Bond Fund Class R5
Sold	1,767,569	$15,294,522	2,387,996	$22,523,442
Issued as reinvestment of dividends	100,861	876,210	245,574	2,345,192
Redeemed	(4,075,011)	(35,447,895)	(5,729,275)	(53,641,189)
Net increase (decrease)	(2,206,581)	$(19,277,163)	(3,095,705)	$(28,772,555)
Short-Duration Bond Fund Service Class
Sold	450,710	$3,885,915	628,491	$5,882,695
Issued as reinvestment of dividends	12,043	103,928	40,893	394,970
Redeemed	(410,242)	(3,536,476)	(1,942,862)	(18,747,022)
Net increase (decrease)	52,511	$453,367	(1,273,478)	$(12,469,357)
Short-Duration Bond Fund Administrative Class
Sold	677,760	$5,848,714	321,393	$3,009,507
Issued as reinvestment of dividends	38,073	327,792	58,960	553,825
Redeemed	(585,659)	(5,037,272)	(842,402)	(7,930,024)
Net increase (decrease)	130,174	$1,139,234	(462,049)	$(4,366,692)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class R4
Sold	131,209	$1,145,653	470,842	$4,437,635
Issued as reinvestment of dividends	21,549	186,887	33,891	319,038
Redeemed	(781,818)	(6,759,222)	(671,014)	(6,463,557)
Net increase (decrease)	(629,060)	$(5,426,682)	(166,281)	$(1,706,884)
Short-Duration Bond Fund Class A
Sold	75,259	$642,954	115,731	$1,062,337
Issued as reinvestment of dividends	23,781	203,775	57,342	543,782
Redeemed	(278,488)	(2,388,470)	(2,933,172)	(28,143,298)
Net increase (decrease)	(179,448)	$(1,541,741)	(2,760,099)	$(26,537,179)
Short-Duration Bond Fund Class R3
Sold	268,834	$2,316,577	542,009	$5,222,216
Issued as reinvestment of dividends	23,196	199,553	37,642	352,911
Redeemed	(400,080)	(3,435,021)	(856,233)	(8,009,594)
Net increase (decrease)	(108,050)	$(918,891)	(276,582)	$(2,434,467)
Short-Duration Bond Fund Class Y(a)
Sold	338,923	$2,928,834	7,740,000	$73,743,410
Issued - merger	—	—	105,963,965	1,044,804,693
Issued as reinvestment of dividends	379,571	3,283,279	1,459,461	13,490,384
Redeemed	(21,043,926)	(181,691,535)	(89,539,361)	(827,883,085)
Net increase (decrease)	(20,325,432)	$(175,479,422)	25,624,065	$304,155,402
Short-Duration Bond Fund Class L(a)
Sold	56,691	$489,439	315,609	$2,867,463
Issued - merger	—	—	12,595,489	123,687,701
Issued as reinvestment of dividends	222,983	1,923,839	244,541	2,228,252
Redeemed	(3,834,161)	(33,002,074)	(4,291,087)	(39,530,940)
Net increase (decrease)	(3,554,487)	$(30,588,796)	8,864,552	$89,252,476
Short-Duration Bond Fund Class C(a)
Sold	10,859	$94,243	15,238	$145,518
Issued - merger	—	—	129,438	1,281,438
Issued as reinvestment of dividends	3,784	32,936	2,853	26,124
Redeemed	(40,680)	(353,857)	(21,628)	(197,774)
Net increase (decrease)	(26,037)	$(226,678)	125,901	$1,255,306
Inflation-Protected and Income Fund Class I
Sold	6,364,701	$59,346,528	7,415,765	$78,507,396
Issued as reinvestment of dividends	701,788	6,484,519	1,259,144	13,548,394
Redeemed	(6,718,141)	(62,722,555)	(6,919,257)	(72,147,054)
Net increase (decrease)	348,348	$3,108,492	1,755,652	$19,908,736
Inflation-Protected and Income Fund Class R5
Sold	1,348,371	$12,576,982	1,404,620	$15,038,201
Issued as reinvestment of dividends	270,545	2,502,538	606,105	6,527,752
Redeemed	(3,268,629)	(30,563,669)	(3,075,577)	(32,668,634)
Net increase (decrease)	(1,649,713)	$(15,484,149)	(1,064,852)	$(11,102,681)
Inflation-Protected and Income Fund Service Class
Sold	606,257	$5,636,269	858,555	$8,950,632
Issued as reinvestment of dividends	120,185	1,108,108	345,118	3,706,567
Redeemed	(1,712,041)	(15,898,371)	(2,755,874)	(29,223,969)
Net increase (decrease)	(985,599)	$(9,153,994)	(1,552,201)	$(16,566,770)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Administrative Class
Sold	395,290	$3,714,053	278,563	$2,974,650
Issued as reinvestment of dividends	29,913	279,683	73,908	804,115
Redeemed	(502,677)	(4,738,049)	(748,050)	(8,037,456)
Net increase (decrease)	(77,474)	$(744,313)	(395,579)	$(4,258,691)
Inflation-Protected and Income Fund Class R4
Sold	107,339	$975,326	185,840	$1,899,650
Issued as reinvestment of dividends	16,806	151,257	32,695	342,973
Redeemed	(198,829)	(1,808,204)	(212,414)	(2,201,100)
Net increase (decrease)	(74,684)	$(681,621)	6,121	$41,523
Inflation-Protected and Income Fund Class A
Sold	180,696	$1,651,858	258,612	$2,697,801
Issued as reinvestment of dividends	30,374	276,707	77,312	819,512
Redeemed	(296,994)	(2,730,780)	(549,032)	(5,706,564)
Net increase (decrease)	(85,924)	$(802,215)	(213,108)	$(2,189,251)
Inflation-Protected and Income Fund Class R3
Sold	75,680	$688,255	82,014	$845,857
Issued as reinvestment of dividends	7,661	69,335	18,391	193,469
Redeemed	(112,803)	(1,028,514)	(98,190)	(990,431)
Net increase (decrease)	(29,462)	$(270,924)	2,215	$48,895
Inflation-Protected and Income Fund Class Y(b)
Sold	10,718	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,718	$100,000
Core Bond Fund Class I
Sold	14,343,365	$129,812,183	13,413,455	$137,803,193
Issued as reinvestment of dividends	2,085,319	18,934,696	2,182,908	23,771,867
Redeemed	(14,066,559)	(127,548,460)	(22,184,007)	(223,250,698)
Net increase (decrease)	2,362,125	$21,198,419	(6,587,644)	$(61,675,638)
Core Bond Fund Class R5
Sold	1,851,620	$16,878,204	1,178,969	$12,370,552
Issued as reinvestment of dividends	553,696	5,049,706	953,902	10,426,152
Redeemed	(6,792,597)	(61,570,153)	(14,315,674)	(151,113,981)
Net increase (decrease)	(4,387,281)	$(39,642,243)	(12,182,803)	$(128,317,277)
Core Bond Fund Service Class
Sold	617,126	$5,595,105	571,827	$5,798,981
Issued as reinvestment of dividends	145,757	1,323,476	159,377	1,734,027
Redeemed	(1,462,508)	(13,251,738)	(1,812,863)	(19,575,897)
Net increase (decrease)	(699,625)	$(6,333,157)	(1,081,659)	$(12,042,889)
Core Bond Fund Administrative Class
Sold	441,686	$3,972,540	528,630	$5,307,581
Issued as reinvestment of dividends	140,073	1,260,653	158,847	1,712,376
Redeemed	(979,141)	(8,726,243)	(1,701,690)	(17,594,089)
Net increase (decrease)	(397,382)	$(3,493,050)	(1,014,213)	$(10,574,132)
Core Bond Fund Class R4
Sold	215,650	$1,909,328	151,850	$1,570,249
Issued as reinvestment of dividends	6,569	58,399	20,840	221,532
Redeemed	(317,047)	(2,802,117)	(690,167)	(7,036,143)
Net increase (decrease)	(94,828)	$(834,390)	(517,477)	$(5,244,362)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Core Bond Fund Class A
Sold	776,832	$6,896,355	230,904	$2,331,378
Issued as reinvestment of dividends	86,229	770,885	157,953	1,691,678
Redeemed	(1,017,959)	(9,067,462)	(2,891,546)	(29,576,861)
Net increase (decrease)	(154,898)	$(1,400,222)	(2,502,689)	$(25,553,805)
Core Bond Fund Class R3
Sold	4,943	$45,378	3,672	$37,851
Issued as reinvestment of dividends	573	5,295	679	7,500
Redeemed	(5,850)	(54,331)	(16,151)	(166,103)
Net increase (decrease)	(334)	$(3,658)	(11,800)	$(120,752)
Core Bond Fund Class Y(b)
Sold	10,718	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,718	$100,000
Diversified Bond Fund Class I
Sold	838,994	$7,479,365	1,369,276	$14,673,711
Issued as reinvestment of dividends	342,966	3,066,113	394,734	4,290,758
Redeemed	(835,239)	(7,432,279)	(3,154,152)	(31,728,994)
Net increase (decrease)	346,721	$3,113,199	(1,390,142)	$(12,764,525)
Diversified Bond Fund Class R5
Sold	1,977,259	$15,915,093	2,196,079	$20,968,172
Issued as reinvestment of dividends	299,799	2,434,368	337,528	3,344,900
Redeemed	(1,502,889)	(12,079,973)	(3,165,698)	(30,432,531)
Net increase (decrease)	774,169	$6,269,488	(632,091)	$(6,119,459)
Diversified Bond Fund Service Class
Sold	117,004	$962,705	105,984	$1,024,332
Issued as reinvestment of dividends	23,098	190,793	34,086	343,585
Redeemed	(261,320)	(2,145,669)	(667,746)	(6,736,430)
Net increase (decrease)	(121,218)	$(992,171)	(527,676)	$(5,368,513)
Diversified Bond Fund Administrative Class
Sold	141,035	$1,164,456	129,265	$1,218,744
Issued as reinvestment of dividends	40,978	338,479	44,225	445,350
Redeemed	(569,203)	(4,683,999)	(389,043)	(3,727,427)
Net increase (decrease)	(387,190)	$(3,181,064)	(215,553)	$(2,063,333)
Diversified Bond Fund Class R4
Sold	112,190	$905,376	159,970	$1,493,701
Issued as reinvestment of dividends	18,453	150,025	17,243	171,228
Redeemed	(33,578)	(271,656)	(223,721)	(2,154,005)
Net increase (decrease)	97,065	$783,745	(46,508)	$(489,076)
Diversified Bond Fund Class A
Sold	99,451	$813,954	221,388	$2,162,082
Issued as reinvestment of dividends	22,797	188,989	29,304	295,969
Redeemed	(182,442)	(1,501,317)	(526,725)	(4,999,431)
Net increase (decrease)	(60,194)	$(498,374)	(276,033)	$(2,541,380)
Diversified Bond Fund Class R3
Sold	37,159	$302,631	99,675	$956,648
Issued as reinvestment of dividends	6,176	50,765	2,724	27,352
Redeemed	(68,163)	(552,011)	(254,107)	(2,593,268)
Net increase (decrease)	(24,828)	$(198,615)	(151,708)	$(1,609,268)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Diversified Bond Fund Class Y(b)
Sold	12,048	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	12,048	$100,000
High Yield Fund Class I
Sold	9,517,250	$72,296,066	8,169,260	$69,464,603
Issued - merger	—	—	1,375,342	12,144,267
Issued as reinvestment of dividends	2,114,155	16,019,963	3,809,711	32,354,339
Redeemed	(8,613,549)	(65,181,684)	(19,569,351)	(163,590,961)
Net increase (decrease)	3,017,856	$23,134,345	(6,215,038)	$(49,627,752)
High Yield Fund Class R5
Sold	670,049	$5,115,989	755,587	$6,391,190
Issued as reinvestment of dividends	281,451	2,147,064	490,843	4,191,445
Redeemed	(1,288,207)	(9,806,141)	(1,535,247)	(13,224,013)
Net increase (decrease)	(336,707)	$(2,543,088)	(288,817)	$(2,641,378)
High Yield Fund Service Class
Sold	538,228	$4,102,334	600,486	$5,052,275
Issued as reinvestment of dividends	182,294	1,391,633	318,088	2,713,910
Redeemed	(981,296)	(7,499,534)	(994,693)	(8,187,913)
Net increase (decrease)	(260,774)	$(2,005,567)	(76,119)	$(421,728)
High Yield Fund Administrative Class
Sold	330,962	$2,484,159	450,640	$3,844,496
Issued as reinvestment of dividends	107,348	804,819	224,352	1,894,628
Redeemed	(538,203)	(4,022,817)	(1,428,590)	(12,068,127)
Net increase (decrease)	(99,893)	$(733,839)	(753,598)	$(6,329,003)
High Yield Fund Class R4
Sold	635,653	$4,681,214	1,059,130	$8,615,794
Issued as reinvestment of dividends	192,337	1,415,316	423,083	3,481,037
Redeemed	(2,835,194)	(20,862,756)	(1,471,523)	(11,968,371)
Net increase (decrease)	(2,007,204)	$(14,766,226)	10,690	$128,460
High Yield Fund Class A
Sold	173,441	$1,300,822	154,580	$1,292,526
Issued as reinvestment of dividends	65,518	490,973	127,369	1,069,955
Redeemed	(441,045)	(3,311,235)	(587,082)	(4,827,801)
Net increase (decrease)	(202,086)	$(1,519,440)	(305,133)	$(2,465,320)
High Yield Fund Class R3
Sold	541,261	$4,114,615	634,901	$5,415,398
Issued as reinvestment of dividends	183,609	1,393,522	325,984	2,769,029
Redeemed	(1,046,525)	(7,950,222)	(1,148,996)	(9,739,395)
Net increase (decrease)	(321,655)	$(2,442,085)	(188,111)	$(1,554,968)
High Yield Fund Class Y(a)
Sold	1,295,544	$9,852,336	6,369,339	$50,378,585
Issued - merger	—	—	4,511,139	39,968,695
Issued as reinvestment of dividends	224,851	1,709,275	247,832	1,952,871
Redeemed	(856,847)	(6,479,358)	(7,922,463)	(61,394,029)
Net increase (decrease)	663,548	$5,082,253	3,205,847	$30,906,122

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
High Yield Fund Class C(a)
Sold	1,654	$12,500	—	$—
Issued - merger	—	—	11,017	97,945
Issued as reinvestment of dividends	49	373	—	—
Redeemed	—	—	—	(1)
Net increase (decrease)	1,703	$12,873	11,017	$97,944
Balanced Fund Class I
Sold	402,605	$4,207,009	583,329	$6,761,538
Issued as reinvestment of dividends	80,117	834,824	1,105,928	13,083,127
Redeemed	(1,438,957)	(15,094,805)	(848,442)	(9,734,190)
Net increase (decrease)	(956,235)	$(10,052,972)	840,815	$10,110,475
Balanced Fund Class R5
Sold	326,720	$3,419,792	259,267	$2,881,039
Issued as reinvestment of dividends	48,539	506,260	798,169	9,442,345
Redeemed	(906,601)	(9,565,534)	(801,604)	(9,000,989)
Net increase (decrease)	(531,342)	$(5,639,482)	255,832	$3,322,395
Balanced Fund Service Class
Sold	42,348	$466,643	47,848	$603,506
Issued as reinvestment of dividends	10,187	114,812	173,178	2,211,487
Redeemed	(76,394)	(841,265)	(157,905)	(2,025,826)
Net increase (decrease)	(23,859)	$(259,810)	63,121	$789,167
Balanced Fund Administrative Class
Sold	71,091	$749,507	124,349	$1,402,315
Issued as reinvestment of dividends	8,677	91,105	152,965	1,821,814
Redeemed	(427,218)	(4,351,312)	(135,040)	(1,423,948)
Net increase (decrease)	(347,450)	$(3,510,700)	142,274	$1,800,181
Balanced Fund Class R4
Sold	48,939	$486,930	84,911	$911,710
Issued as reinvestment of dividends	6,588	65,417	124,485	1,404,186
Redeemed	(58,010)	(577,657)	(142,875)	(1,604,420)
Net increase (decrease)	(2,483)	$(25,310)	66,521	$711,476
Balanced Fund Class A
Sold	66,980	$678,343	97,156	$1,084,955
Issued as reinvestment of dividends	16,572	167,048	410,371	4,694,644
Redeemed	(308,524)	(3,105,917)	(587,529)	(6,906,385)
Net increase (decrease)	(224,972)	$(2,260,526)	(80,002)	$(1,126,786)
Balanced Fund Class R3
Sold	92,234	$908,007	188,466	$2,328,158
Issued as reinvestment of dividends	11,037	108,827	295,452	3,309,059
Redeemed	(232,080)	(2,277,745)	(318,552)	(3,322,771)
Net increase (decrease)	(128,809)	$(1,260,911)	165,366	$2,314,446
Balanced Fund Class Y(b)
Sold	9,488	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	9,488	$100,000
Disciplined Value Fund Class I
Sold	160,298	$2,114,750	325,438	$5,227,257
Issued as reinvestment of dividends	213,307	2,730,325	372,842	5,421,119
Redeemed	(345,549)	(4,587,160)	(622,780)	(9,509,654)
Net increase (decrease)	28,056	$257,915	75,500	$1,138,722

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Disciplined Value Fund Class R5
Sold	100,002	$1,295,405	95,062	$1,410,856
Issued as reinvestment of dividends	158,675	2,040,561	347,513	5,073,685
Redeemed	(450,410)	(5,930,322)	(1,004,293)	(15,285,571)
Net increase (decrease)	(191,733)	$(2,594,356)	(561,718)	$(8,801,030)
Disciplined Value Fund Service Class
Sold	95,787	$1,235,838	250,124	$3,522,837
Issued as reinvestment of dividends	102,366	1,301,070	188,945	2,728,368
Redeemed	(351,576)	(4,498,251)	(456,463)	(6,393,245)
Net increase (decrease)	(153,423)	$(1,961,343)	(17,394)	$(142,040)
Disciplined Value Fund Administrative Class
Sold	12,020	$159,160	17,324	$250,635
Issued as reinvestment of dividends	9,109	119,698	18,323	272,646
Redeemed	(12,920)	(172,950)	(43,375)	(604,693)
Net increase (decrease)	8,209	$105,908	(7,728)	$(81,412)
Disciplined Value Fund Class R4
Sold	12,931	$157,000	19,082	$270,387
Issued as reinvestment of dividends	11,124	137,935	32,959	465,386
Redeemed	(102,130)	(1,293,231)	(115,640)	(1,633,356)
Net increase (decrease)	(78,075)	$(998,296)	(63,599)	$(897,583)
Disciplined Value Fund Class A
Sold	29,966	$376,226	55,112	$778,313
Issued as reinvestment of dividends	34,858	437,463	77,138	1,099,990
Redeemed	(85,135)	(1,063,109)	(203,328)	(2,799,432)
Net increase (decrease)	(20,311)	$(249,420)	(71,078)	$(921,129)
Disciplined Value Fund Class R3
Sold	54,618	$693,029	125,204	$1,739,808
Issued as reinvestment of dividends	30,556	388,059	51,681	745,764
Redeemed	(247,634)	(3,249,112)	(171,632)	(2,440,008)
Net increase (decrease)	(162,460)	$(2,168,024)	5,253	$45,564
Disciplined Value Fund Class Y(b)
Sold	7,547	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	7,547	$100,000
Main Street Fund Class I
Sold	24,954	$241,165	360,142	$4,220,935
Issued as reinvestment of dividends	42,481	380,210	470,567	5,755,032
Redeemed	(106,730)	(996,975)	(2,480,929)	(25,410,145)
Net increase (decrease)	(39,295)	$(375,600)	(1,650,220)	$(15,434,178)
Main Street Fund Class R5
Sold	540,670	$5,197,192	301,020	$3,654,303
Issued as reinvestment of dividends	469,996	4,211,164	788,626	9,637,008
Redeemed	(839,515)	(8,000,514)	(1,041,366)	(12,394,835)
Net increase (decrease)	171,151	$1,407,842	48,280	$896,476
Main Street Fund Service Class
Sold	79	$791	58	$691
Issued as reinvestment of dividends	138	1,312	204	2,635
Redeemed	(87)	(945)	(74)	(926)
Net increase (decrease)	130	$1,158	188	$2,400

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Main Street Fund Administrative Class
Sold	183,529	$1,745,546	112,656	$1,304,153
Issued as reinvestment of dividends	258,940	2,320,099	419,984	5,132,204
Redeemed	(640,605)	(6,042,579)	(316,305)	(3,574,101)
Net increase (decrease)	(198,136)	$(1,976,934)	216,335	$2,862,256
Main Street Fund Class R4
Sold	39,475	$364,881	44,028	$502,890
Issued as reinvestment of dividends	90,052	775,352	147,249	1,737,533
Redeemed	(153,242)	(1,377,182)	(130,016)	(1,480,156)
Net increase (decrease)	(23,715)	$(236,949)	61,261	$760,267
Main Street Fund Class A
Sold	58,211	$547,425	72,249	$815,139
Issued as reinvestment of dividends	118,713	1,038,736	182,736	2,187,353
Redeemed	(227,204)	(2,114,285)	(144,179)	(1,679,811)
Net increase (decrease)	(50,280)	$(528,124)	110,806	$1,322,681
Main Street Fund Class R3
Sold	2,992	$27,681	3,180	$35,989
Issued as reinvestment of dividends	11,005	96,841	17,519	210,581
Redeemed	(46,467)	(443,876)	(29,486)	(387,433)
Net increase (decrease)	(32,470)	$(319,354)	(8,787)	$(140,863)
Disciplined Growth Fund Class I
Sold	1,991,204	$17,545,608	797,183	$10,205,610
Issued as reinvestment of dividends	119,500	916,567	1,290,815	14,211,876
Redeemed	(687,698)	(5,780,020)	(1,637,958)	(15,944,820)
Net increase (decrease)	1,423,006	$12,682,155	450,040	$8,472,666
Disciplined Growth Fund Class R5
Sold	1,587,489	$13,334,596	3,073,807	$28,138,273
Issued as reinvestment of dividends	487,693	3,740,607	3,616,036	39,812,555
Redeemed	(3,543,488)	(30,213,080)	(3,900,357)	(39,089,309)
Net increase (decrease)	(1,468,306)	$(13,137,877)	2,789,486	$28,861,519
Disciplined Growth Fund Service Class
Sold	330,059	$2,888,674	188,135	$1,893,234
Issued as reinvestment of dividends	92,189	712,618	905,118	10,037,758
Redeemed	(909,846)	(7,842,681)	(825,060)	(7,721,836)
Net increase (decrease)	(487,598)	$(4,241,389)	268,193	$4,209,156
Disciplined Growth Fund Administrative Class
Sold	254,222	$2,075,512	270,634	$3,100,929
Issued as reinvestment of dividends	143,201	1,134,152	1,258,369	14,282,484
Redeemed	(1,316,882)	(10,575,413)	(692,074)	(6,912,024)
Net increase (decrease)	(919,459)	$(7,365,749)	836,929	$10,471,389
Disciplined Growth Fund Class R4
Sold	82,823	$641,231	120,870	$1,151,991
Issued as reinvestment of dividends	42,197	305,507	429,454	4,483,496
Redeemed	(253,639)	(1,933,624)	(491,209)	(5,580,846)
Net increase (decrease)	(128,619)	$(986,886)	59,115	$54,641
Disciplined Growth Fund Class A
Sold	182,991	$1,455,844	575,956	$7,817,737
Issued as reinvestment of dividends	101,112	744,187	1,124,079	11,937,715
Redeemed	(1,320,431)	(10,770,423)	(1,451,871)	(14,531,531)
Net increase (decrease)	(1,036,328)	$(8,570,392)	248,164	$5,223,921

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Disciplined Growth Fund Class R3
Sold	94,731	$730,073	117,386	$1,129,542
Issued as reinvestment of dividends	28,906	206,964	207,648	2,151,233
Redeemed	(145,268)	(1,115,633)	(94,087)	(879,840)
Net increase (decrease)	(21,631)	$(178,596)	230,947	$2,400,935
Disciplined Growth Fund Class Y(b)
Sold	12,674	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	12,674	$100,000
Small Cap Opportunities Fund Class I
Sold	2,125,146	$34,048,068	3,560,465	$59,039,950
Issued as reinvestment of dividends	90,919	1,438,337	441,840	7,864,749
Redeemed	(990,262)	(15,760,296)	(1,713,538)	(28,680,672)
Net increase (decrease)	1,225,803	$19,726,109	2,288,767	$38,224,027
Small Cap Opportunities Fund Class R5
Sold	1,224,245	$19,537,458	1,630,887	$26,809,693
Issued as reinvestment of dividends	89,462	1,410,819	722,281	12,813,268
Redeemed	(1,779,536)	(28,551,956)	(2,395,956)	(39,516,393)
Net increase (decrease)	(465,829)	$(7,603,679)	(42,788)	$106,568
Small Cap Opportunities Fund Service Class
Sold	183,329	$2,894,968	228,524	$4,005,208
Issued as reinvestment of dividends	13,174	207,096	118,166	2,089,184
Redeemed	(323,049)	(5,271,747)	(506,435)	(9,168,851)
Net increase (decrease)	(126,546)	$(2,169,683)	(159,745)	$(3,074,459)
Small Cap Opportunities Fund Administrative Class
Sold	190,252	$2,982,584	204,033	$3,351,154
Issued as reinvestment of dividends	15,549	242,408	141,420	2,480,508
Redeemed	(280,329)	(4,409,438)	(292,309)	(4,855,655)
Net increase (decrease)	(74,528)	$(1,184,446)	53,144	$976,007
Small Cap Opportunities Fund Class R4
Sold	213,779	$3,287,991	196,508	$3,132,036
Issued as reinvestment of dividends	8,582	128,301	89,334	1,502,600
Redeemed	(176,570)	(2,687,284)	(258,800)	(4,219,191)
Net increase (decrease)	45,791	$729,008	27,042	$415,445
Small Cap Opportunities Fund Class A
Sold	248,064	$3,752,629	286,957	$4,805,462
Issued as reinvestment of dividends	23,762	357,851	310,701	5,263,274
Redeemed	(718,089)	(10,871,931)	(720,194)	(11,833,870)
Net increase (decrease)	(446,263)	$(6,761,451)	(122,536)	$(1,765,134)
Small Cap Opportunities Fund Class R3
Sold	150,038	$2,207,862	136,352	$2,130,193
Issued as reinvestment of dividends	4,197	61,858	56,530	937,828
Redeemed	(175,026)	(2,604,169)	(186,320)	(3,015,266)
Net increase (decrease)	(20,791)	$(334,449)	6,562	$52,755
Small Cap Opportunities Fund Class Y(b)
Sold	5,999	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	5,999	$100,000

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Global Fund Class I
Sold	1,102,378	$12,353,755	848,523	$13,579,794
Issued as reinvestment of dividends	1,260,937	12,546,325	613,916	10,688,280
Redeemed	(3,290,838)	(36,692,765)	(1,470,123)	(22,515,968)
Net increase (decrease)	(927,523)	$(11,792,685)	(7,684)	$1,752,106
Global Fund Class R5
Sold	645,488	$7,045,309	418,509	$6,237,265
Issued as reinvestment of dividends	1,398,752	13,889,612	732,144	12,739,313
Redeemed	(3,503,891)	(38,563,090)	(2,366,211)	(37,889,643)
Net increase (decrease)	(1,459,651)	$(17,628,169)	(1,215,558)	$(18,913,065)
Global Fund Service Class
Sold	62,527	$666,084	137,949	$1,951,020
Issued as reinvestment of dividends	139,264	1,359,215	49,980	859,154
Redeemed	(391,518)	(4,140,473)	(84,470)	(1,159,810)
Net increase (decrease)	(189,727)	$(2,115,174)	103,459	$1,650,364
Global Fund Administrative Class
Sold	418,778	$4,545,409	259,119	$3,956,938
Issued as reinvestment of dividends	1,109,178	10,936,495	534,705	9,271,798
Redeemed	(1,190,790)	(12,776,262)	(1,207,946)	(18,496,842)
Net increase (decrease)	337,166	$2,705,642	(414,122)	$(5,268,106)
Global Fund Class R4
Sold	167,991	$1,684,423	128,917	$1,796,658
Issued as reinvestment of dividends	223,404	2,097,768	103,055	1,722,056
Redeemed	(377,560)	(3,879,123)	(266,655)	(3,921,471)
Net increase (decrease)	13,835	$(96,932)	(34,683)	$(402,757)
Global Fund Class A
Sold	78,631	$835,675	46,511	$665,076
Issued as reinvestment of dividends	227,397	2,178,460	119,045	2,022,576
Redeemed	(172,701)	(1,770,793)	(354,684)	(5,114,524)
Net increase (decrease)	133,327	$1,243,342	(189,128)	$(2,426,872)
Global Fund Class R3
Sold	110,963	$1,133,941	145,257	$2,028,145
Issued as reinvestment of dividends	198,231	1,873,279	88,708	1,492,945
Redeemed	(369,375)	(3,825,407)	(206,905)	(2,970,801)
Net increase (decrease)	(60,181)	$(818,187)	27,060	$550,289
International Equity Fund Class I
Sold	2,992,094	$24,516,587	3,627,614	$30,778,331
Issued as reinvestment of dividends	526,310	4,199,952	1,228,678	10,922,947
Redeemed	(3,940,341)	(32,337,195)	(4,482,020)	(39,403,116)
Net increase (decrease)	(421,937)	$(3,620,656)	374,272	$2,298,162
International Equity Fund Class R5
Sold	480,617	$3,937,017	190,346	$1,652,319
Issued as reinvestment of dividends	244,088	1,950,265	614,052	5,465,065
Redeemed	(1,228,457)	(10,137,157)	(1,516,465)	(13,795,210)
Net increase (decrease)	(503,752)	$(4,249,875)	(712,067)	$(6,677,826)
International Equity Fund Service Class
Sold	99,541	$800,758	23,291	$205,086
Issued as reinvestment of dividends	19,400	154,615	46,267	410,850
Redeemed	(47,077)	(360,975)	(46,201)	(406,675)
Net increase (decrease)	71,864	$594,398	23,357	$209,261

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
International Equity Fund Administrative Class
Sold	41,651	$335,810	78,185	$670,999
Issued as reinvestment of dividends	17,899	141,221	33,225	292,378
Redeemed	(140,480)	(1,121,857)	(33,577)	(301,432)
Net increase (decrease)	(80,930)	$(644,826)	77,833	$661,945
International Equity Fund Class R4
Sold	9,670	$72,500	5,923	$48,552
Issued as reinvestment of dividends	4,591	33,604	21,570	176,442
Redeemed	(48,725)	(371,212)	(94,644)	(799,568)
Net increase (decrease)	(34,464)	$(265,108)	(67,151)	$(574,574)
International Equity Fund Class A
Sold	174,452	$1,323,495	94,579	$772,548
Issued as reinvestment of dividends	73,155	543,543	177,714	1,476,804
Redeemed	(265,383)	(2,018,177)	(376,008)	(3,346,694)
Net increase (decrease)	(17,776)	$(151,139)	(103,715)	$(1,097,342)
International Equity Fund Class R3
Sold	67,506	$494,314	115,011	$909,339
Issued as reinvestment of dividends	18,110	130,573	35,930	290,312
Redeemed	(91,696)	(685,614)	(80,736)	(638,057)
Net increase (decrease)	(6,080)	$(60,727)	70,205	$561,594
International Equity Fund Class Y(b)
Sold	12,092	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	12,092	$100,000
Strategic Emerging Markets Fund Class I
Sold	1,934,883	$18,898,295	3,501,599	$37,016,801
Issued as reinvestment of dividends	49,063	454,812	1,756,354	21,234,316
Redeemed	(4,248,900)	(41,795,229)	(2,964,568)	(31,914,655)
Net increase (decrease)	(2,264,954)	$(22,442,122)	2,293,385	$26,336,462
Strategic Emerging Markets Fund Class R5
Sold	3,585	$36,150	49,571	$589,756
Issued as reinvestment of dividends	—	—	29,044	357,246
Redeemed	(2,585)	(25,217)	(230,169)	(2,136,989)
Net increase (decrease)	1,000	$10,933	(151,554)	$(1,189,987)
Strategic Emerging Markets Fund Service Class
Sold	26,748	$262,353	62,038	$687,884
Issued as reinvestment of dividends	249	2,309	26,092	315,974
Redeemed	(45,143)	(445,046)	(72,795)	(660,154)
Net increase (decrease)	(18,146)	$(180,384)	15,335	$343,704
Strategic Emerging Markets Fund Administrative Class
Sold	11,636	$111,573	24,125	$279,637
Issued as reinvestment of dividends	7	69	11,756	142,830
Redeemed	(9,363)	(89,444)	(75,597)	(885,854)
Net increase (decrease)	2,280	$22,198	(39,716)	$(463,387)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Strategic Emerging Markets Fund Class R4
Sold	5,442	$52,285	4,015	$40,960
Issued as reinvestment of dividends	—	—	4,781	57,377
Redeemed	(2,181)	(21,471)	(1,146)	(12,483)
Net increase (decrease)	3,261	$30,814	7,650	$85,854
Strategic Emerging Markets Fund Class A
Sold	701	$6,528	23,059	$251,192
Issued as reinvestment of dividends	—	—	6,386	77,403
Redeemed	(1,403)	(13,082)	(55,338)	(533,081)
Net increase (decrease)	(702)	$(6,554)	(25,893)	$(204,486)
Strategic Emerging Markets Fund Class R3
Sold	7,557	$70,774	32,520	$340,196
Issued as reinvestment of dividends	—	—	12,582	149,473
Redeemed	(21,492)	(206,001)	(53,655)	(500,353)
Net increase (decrease)	(13,935)	$(135,227)	(8,553)	$(10,684)

(a)	Commenced operations on December 13, 2021.
(b)	Commenced operations on February 1, 2023.

Unless waived, purchases of Class A and Class L shares are subject to a front-end sales charge of up to 5.50% and 2.00%, respectively, of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor and/or ALPS Distributor (ALPS Distributor prior to May 1, 2023 and the Distributor on and after May 1, 2023 for the Short-Duration Bond Fund and High Yield Fund), as applicable. The Distributor and/or ALPS Distributor, as applicable, retained the following amounts during the period ended September 30, 2023:

Front-End Sales Charges Retained by Distributor
High Yield Fund	$945
International Equity Fund	368

Unless waived, redemptions of Class A and Class L shares made within 18 months of purchase from initial investments of $1 million or more, or $250,000 or more, respectively, are subject to a contingent deferred sales charge of 1.00% and 0.50% of the amount redeemed, and redemptions of Class C shares made within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% or 1.00% of the amount redeemed. The Distributor and/or ALPS Distributor (ALPS Distributor prior to May 1, 2023 and the Distributor on and after May 1, 2023 for the Short-Duration Bond Fund and High Yield Fund), as applicable, receives all contingent deferred sales charges. For the year ended September 30, 2023, no amounts have been retained by the Distributor or ALPS Distributor.

With respect to Class A, Class L, and Class C shares, the Distributor and ALPS Distributor (ALPS Distributor prior to May 1, 2023 and the Distributor on and after May 1, 2023 for the Short-Duration Bond Fund and High Yield Fund), as applicable, may pay an up-front concession or commission to financial intermediaries through which sales are made as described in the Funds’ Prospectus.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$171,957,004	$—	$—	$—
Short-Duration Bond Fund	249,258,762	419,817	(38,919,379)	(38,499,562)
Inflation-Protected and Income Fund	272,878,501	479,519	(20,316,593)	(19,837,074)
Core Bond Fund	865,279,644	851,417	(101,491,185)	(100,639,768)
Diversified Bond Fund	198,023,377	187,900	(24,765,634)	(24,577,734)
High Yield Fund	462,714,996	2,075,406	(38,586,243)	(36,510,837)
Balanced Fund	109,023,048	6,908,298	(9,541,651)	(2,633,353)
Disciplined Value Fund	61,828,787	5,601,360	(4,460,230)	1,141,130
Main Street Fund	61,727,350	9,382,865	(2,490,685)	6,892,180
Disciplined Growth Fund	146,246,631	18,441,534	(4,880,802)	13,560,732
Small Cap Opportunities Fund	300,548,395	49,012,889	(23,373,520)	25,639,369
Global Fund	124,182,802	71,064,561	(7,489,167)	63,575,394
International Equity Fund	123,977,187	9,469,937	(15,164,555)	(5,694,618)
Strategic Emerging Markets Fund	105,687,881	6,350,055	(10,229,532)	(3,879,477)

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2023, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2023, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$55,557,232	$80,720,810
Inflation-Protected and Income Fund	23,475,503	4,690,083
Core Bond Fund	38,261,016	54,585,371
Diversified Bond Fund	7,287,798	11,789,161
High Yield Fund	8,816,132	53,405,416
Balanced Fund	436,639	1,940,622
Strategic Emerging Markets Fund	10,957,640	12,350,612

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2023, late year ordinary losses:

Amount
Short-Duration Bond Fund	$170,482
Main Street Fund	296,891
Global Fund	263,510
Strategic Emerging Markets Fund	320,023

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2023, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$7,696,593	$—	$—
Short-Duration Bond Fund	10,912,538	—	129,022
Inflation-Protected and Income Fund	10,873,910	—	—
Core Bond Fund	27,416,673	—	—
Diversified Bond Fund	6,419,858	—	—
High Yield Fund	25,396,630	—	—
Balanced Fund	1,888,356	—	—
Disciplined Value Fund	4,145,423	3,009,709	—
Main Street Fund	563,141	8,275,072	—
Disciplined Growth Fund	125,279	7,635,323	—
Small Cap Opportunities Fund	2,402,349	1,474,654	—
Global Fund	—	44,885,053	—
International Equity Fund	1,563,956	5,591,169	—
Strategic Emerging Markets Fund	457,190	—	—

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
U.S. Government Money Market Fund	$837,585	$—
Short-Duration Bond Fund	30,089,567	—
Inflation-Protected and Income Fund	23,613,797	2,361,296
Core Bond Fund	24,656,188	16,653,803
Diversified Bond Fund	6,737,343	2,182,192
High Yield Fund	50,657,370	—
Balanced Fund	18,681,318	17,287,108
Disciplined Value Fund	15,760,578	46,424
Main Street Fund	4,247,162	20,444,959
Disciplined Growth Fund	26,973,675	69,943,442
Small Cap Opportunities Fund	6,448,984	26,737,612
Global Fund	—	38,797,066
International Equity Fund	13,655,842	5,380,698
Strategic Emerging Markets Fund	2,721,355	19,628,043

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2023:

Amount
International Equity Fund	$207,186
Strategic Emerging Markets Fund	348,778

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2023, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
U.S. Government Money Market Fund	$—	$—	$(31,547)	$—	$(31,547)
Short-Duration Bond Fund	—	(136,448,524)	(35,519)	(38,499,568)	(174,983,611)
Inflation-Protected and Income Fund	4,921,532	(28,165,585)	(18,907)	(19,837,074)	(43,100,034)
Core Bond Fund	23,560,514	(92,846,387)	(93,220)	(100,639,768)	(170,018,861)
Diversified Bond Fund	4,797,752	(19,076,959)	(12,325)	(24,586,033)	(38,877,565)
High Yield Fund	75,078	(62,221,548)	(20,568)	(36,538,782)	(98,705,820)
Balanced Fund	1,219,734	(2,377,261)	(10,167)	(2,633,352)	(3,801,046)
Disciplined Value Fund	2,317,458	476,996	(15,608)	1,141,130	3,919,976
Main Street Fund	158,203	5,881,940	(306,655)	6,892,117	12,625,605
Disciplined Growth Fund	29,047	6,477,745	(19,451)	13,560,732	20,048,073
Small Cap Opportunities Fund	3,744,830	12,872,054	(15,165)	25,639,369	42,241,088
Global Fund	—	37,637,162	(285,900)	63,027,872	100,379,134
International Equity Fund	2,357,217	1,507,789	(36,696)	(5,719,916)	(1,891,606)
Strategic Emerging Markets Fund	—	(23,308,252)	(329,838)	(4,254,044)	(27,892,134)

During the year ended September 30, 2023, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$(13,256)	$(321)	$13,577
Short-Duration Bond Fund	(5,817)	243,284	(237,467)
Inflation-Protected and Income Fund	626,629	2,654,154	(3,280,783)
Core Bond Fund	(15,077)	1,792,360	(1,777,283)
Diversified Bond Fund	(2,009)	392,345	(390,336)
High Yield Fund	(3,387)	(150,136)	153,523
Balanced Fund	(1,654)	(1,894)	3,548
Disciplined Value Fund	(3,746)	(29,798)	33,544
Main Street Fund	(1,652)	543,260	(541,608)
Disciplined Growth Fund	(20,357)	56,959	(36,602)
Small Cap Opportunities Fund	(85,804)	841,757	(755,953)
Global Fund	(377,597)	84,099	293,498
International Equity Fund	(5,887)	15,527	(9,640)
Strategic Emerging Markets Fund	(203,569)	(120,180)	323,749

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at September 30, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Line of Credit

The Trust (the “Borrower”) on behalf of the Short-Duration Bond Fund and High Yield Fund had entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provided for a revolving credit facility of $150,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan beared interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight Bank Funding Rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower paid to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. Effective July 12, 2023, the Borrower, on behalf of the Short-Duration Bond Fund and High Yield Fund, terminated the Credit Agreement with the Bank.

For the year ended September 30, 2023, the Short-Duration Bond Fund and High Yield Fund did not utilize the Facility Amount. The commitment fees made by the Funds are recorded in the accompanying Statement of Operations as Commitment & Service Expenses.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

In December 2022, FASB issued Accounting Standards Update 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”). ASU 2022-06 is an update of ASU 2020-04, which responded to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2022-06 defers the sunset date provision included in Topic 848. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Notes to Financial Statements (Continued)

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and may continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

11.	Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States, other countries, and certain international organizations. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. These sanctions and any other intergovernmental actions (including retaliatory actions by the Russian government) may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Value Fund, MassMutual Main Street Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual International Equity Fund, and MassMutual Strategic Emerging Markets Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 21, 2023

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing the MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired.	110

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2003 2006- 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	110

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2004	Retired.	110

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MML Advisers).	110

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2004	Retired.	110

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Lead Director (2015-2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	110

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	110

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2012	Retired.	112^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul LaPiana^^ Year of birth: 1969	Trustee President	Since 2023 2021- 2023	Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual.	110

Director (since 2023), President (2021-2023), MML Advisers; Trustee (since 2023), President (2021-2023), MassMutual Select Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund II (open-end investment company).

Clifford M. Noreen^^^ Year of birth: 1957	Trustee	Since 2021	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	112^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	President Vice President	Since 2023 2021- 2023

President (since 2023), Vice President (2021-2023), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016-2019), State Street Global Advisors; President (since 2023), Vice President (2021-2023), MassMutual Select Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MassMutual Advantage Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund II (open-end investment company).

110
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2004- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

110
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

110
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

110
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

110

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

110

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2023, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Bond Fund	0.97%
Balanced Fund	82.22%
Disciplined Value Fund	36.54%
Main Street Fund	100.00%
Disciplined Growth Fund	100.00%
Small Cap Opportunities Fund	100.00%
Strategic Emerging Markets Fund	10.78%

For the year ended September 30, 2023, the following Fund(s) earned the following foreign sources of income:

Amount
International Equity Fund	$2,296,864
Strategic Emerging Markets Fund	707,369

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2023.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Monthly Reporting

The U.S. Government Money Market Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The U.S. Government Money Market Fund’s reports on Form N-MFP are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the U.S. Government Money Market Fund makes portfolio holdings information available to shareholders at https://www.massmutual.com/funds.

Quarterly Reporting

The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2023, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the

Other Information (Unaudited) (Continued)

subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any performance periods are to periods ended December 31, 2022, except as otherwise noted. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all but six of the Funds were at or within the top fifty percent of their peer groups, and in more than half of those cases in the top forty percent. Two additional Funds had total net expense ratios within the third comparative quintile of their peer groups. All of the Funds with total net expense ratios at or below the 60th comparative percentile of their peer groups had net advisory fees at or below the medians of their peer groups, except the Core Bond Fund and Inflation-Protected and Income Fund. As to the Core Bond Fund, the Committee considered MML Advisers’ statement that its net advisory fee was within a relatively small number of basis points of its peer group median. As to the Inflation-Protected and Income Fund, the Committee considered MML Advisers’ statements that, although the Fund’s net advisory fee was eighteen basis points above its peer group median, the Fund’s net total expense ratio was within two basis points of the peer group median, and that the Fund has experienced long-term favorable performance notwithstanding recent underperformance.

The Funds with total net expense ratios higher than the 60th comparative percentile of their peer groups were the U.S. Government Money Market Fund, Diversified Bond Fund, Disciplined Value Fund, and International Equity Fund.

As to the U.S. Government Money Market Fund, the Committee considered MML Advisers’ statements that the Fund’s net advisory fee was at the 56th comparative percentile of its peer group, three basis points above the peer group median, and that the Fund’s total net expense ratio was two basis points above the peer group median. The Committee also considered MML Advisers’ statement that the range of expenses of the Fund’s peer money market funds is relatively limited.

As to the Diversified Bond Fund, the Committee considered MML Advisers’ statement that, although the Fund’s net advisory fee was at the 67th comparative percentile, its total net expense ratio, at the 84th comparative percentile of its peer group, was five basis points above the peer group median. The Committee took into account MML Advisers’ statement that it considers the Fund’s expenses to be generally competitive with peers and that it expects the Fund’s total net expense ratio may be reduced with future asset growth.

As to the Disciplined Value Fund, the Committee considered MML Advisers’ statement that the Fund’s total net expense ratio is at the 82nd comparative percentile of its peer group, but that the Fund is significantly smaller than most of the funds in its peer group and its total net expense ratio is in line with those funds in its peer group that have assets of comparable size. The Committee also considered that the Fund’s net advisory fee, at the 64th comparative percentile of its peer group, is two basis points above the peer group median.

As to the International Equity Fund, the Committee considered MML Advisers’ statement that the Fund’s total expense ratio, at the 84th comparative percentile of its peer group, is sixteen basis points above the peer group median, and that the Fund’s net advisory fee, at the 75th comparative percentile of its peer group, is eleven basis points above the peer group median. The Committee also considered MML Advisers’ statements that the Fund’s average net assets are approximately half of the peer group median and so benefitting less from economies of scale than its peers, and that the Fund has achieved quite favorable relative long-term and short-term performance.

Other Information (Unaudited) (Continued)

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, in light of the total net expenses of the Funds generally, were consistent with the continuation of the Contracts.

The Committee considered that the International Equity Fund, Small Cap Opportunities Fund, Balanced Fund, High Yield Fund, Core Bond Fund, and Disciplined Growth Fund achieved three-year investment performance above the medians of their performance categories, or within the top sixty percent of their performance categories.

As to the U.S. Government Money Market Fund, the Committee considered that the Fund performed within five basis points of its performance category median for the three-year period, and that relative performance was substantially impacted over that period by unusually low levels of short-term interest rates. The Committee also considered MML Advisers’ statement that the Fund is intended to serve as a conservative and convenient vehicle where investors may invest cash with minimal risk.

As to the Short-Duration Bond Fund, the Committee considered that the Fund experienced three-year investment performance at the 100th comparative percentile of its performance category. The Committee considered MML Advisers’ statements that the Fund’s longer-term returns were generally more favorable and that the Fund ranked in the top half of its performance category in seven of the past ten years. The Committee considered MML Advisers’ statements that recent underperformance was the result in part of duration, sector allocation, and security selection, and that the subadviser has agreed going forward to remove active duration management from the Fund’s investment strategy with changes to take place in the near future.

As to the Diversified Bond Fund, the Committee considered that the Fund experienced three-year investment performance at the 63rd comparative percentile of its performance category but was within 0.21% of its performance category median. The Committee also considered that, although underperformance in 2022 negatively impacted the Fund’s three-year performance, the Fund has generally performed favorably over the long term.

As to the Inflation-Protected and Income Fund, the Committee considered that the Fund was at the 73rd comparative percentile of its performance category over the three-year period. The Committee considered MML Advisers’ statement that the Fund had experienced substantial underperformance in 2022, but that that underperformance was to be expected during a period when short-term interest rates were increased aggressively to combat inflation. The Committee considered MML Advisers’ statement that the Fund’s performance in 2022 was uncharacteristic of the Fund’s typically favorable long-term performance, and that MML Advisers believes there will be opportunities for value recovery in the future.

As to the Disciplined Value Fund, MML Advisers considered that, although the Fund’s three-year performance fell below the top sixty percent of its performance category, the Fund underwent a subadviser change in 2020, and performance for the subsequent two-year period has improved. The Committee further noted MML Advisers’ statement that the Fund’s underperformance over the three-year period is primarily attributable to the results of the prior subadviser.

As to the Main Street Fund, the Committee considered that the Fund experienced relative performance at the 90th comparative percentile of its performance category over the three-year period. The Committee considered MML Advisers’ statement that the underperformance is largely attributable to poor performance in 2022 after strong performance in 2020 and 2021. The Committee noted MML Advisers’ statements that the Fund’s subadviser experienced a reorganization in the Fund’s portfolio management team and a portfolio manager change in late 2022 and that MML Advisers is optimistic about the expected adjustments and potential for improvement.

As to the Global Fund, the Committee noted that the Fund had experienced performance for the three-year period in the 86th comparative percentile of its performance category. The Committee considered MML Advisers’ statements that the Fund’s underperformance is due in significant part to the headwinds to aggressive growth investing in 2022, and that MML Advisers has placed the Fund on heightened review in light of recent underperformance and qualitative concerns regarding business viability.

As to the Strategic Emerging Markets Fund, the Committee noted that the Fund had experienced performance for the three-year period in the 94th comparative percentile of its performance category. The Committee considered MML Advisers’ statement that the Fund’s underperformance was due to unanticipated actions of the Chinese and Russian governments in each of the past two

Other Information (Unaudited) (Continued)

years. MML Advisers noted, however, that the Fund’s performance results improved over the last three quarters of 2022 and continued in the first quarter of 2023. The Committee considered that MML Advisers has placed the Fund on heightened review in light of recent underperformance.

The Committee determined on the basis of these factors and on other factors and information considered by the Committee that the Funds’ performance, for the various periods presented, and the level of ongoing review of various underperforming Funds, were generally consistent with the continuation of the Contracts.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2023

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2023:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2023.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S. Government Money Market Fund
Class R5	$1,000	0.65%	$1,022.80	$3.30	$1,021.80	$3.29
Short-Duration Bond Fund
Class I	1,000	0.44%	1,021.20	2.23	1,022.90	2.23
Class R5	1,000	0.87%	1,020.00	4.41	1,020.70	4.41
Service Class	1,000	0.93%	1,018.40	4.71	1,020.40	4.71
Administrative Class	1,000	1.04%	1,017.90	5.26	1,019.90	5.27
Class R4	1,000	1.28%	1,015.90	6.47	1,018.70	6.48
Class A	1,000	1.30%	1,016.60	6.57	1,018.60	6.58
Class R3	1,000	1.45%	1,015.90	7.33	1,017.80	7.33
Class Y	1,000	0.46%	1,021.20	2.33	1,022.80	2.33
Class L	1,000	0.68%	1,019.90	3.44	1,021.70	3.45
Class C	1,000	0.93%	1,018.60	4.71	1,020.40	4.71

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.53%	$969.30	$2.62	$1,022.40	$2.69
Class R5	1,000	0.63%	968.30	3.11	1,021.90	3.19
Service Class	1,000	0.73%	968.20	3.60	1,021.40	3.70
Administrative Class	1,000	0.83%	968.60	4.10	1,020.90	4.20
Class R4	1,000	0.98%	966.30	4.83	1,020.20	4.96
Class A	1,000	1.08%	966.60	5.32	1,019.70	5.47
Class R3	1,000	1.23%	965.30	6.06	1,018.90	6.23
Class Y	1,000	0.62%	969.30	3.06	1,022.00	3.14
Core Bond Fund
Class I	1,000	0.45%	968.20	2.22	1,022.80	2.28
Class R5	1,000	0.55%	968.40	2.71	1,022.30	2.79
Service Class	1,000	0.65%	968.20	3.21	1,021.80	3.29
Administrative Class	1,000	0.75%	967.90	3.70	1,021.30	3.80
Class R4	1,000	0.90%	966.40	4.44	1,020.60	4.56
Class A	1,000	1.00%	965.40	4.93	1,020.10	5.06
Class R3	1,000	1.15%	965.40	5.67	1,019.30	5.82
Class Y	1,000	0.55%	968.30	2.71	1,022.30	2.79
Diversified Bond Fund
Class I	1,000	0.60%	970.90	2.96	1,022.10	3.04
Class R5	1,000	0.70%	970.40	3.46	1,021.60	3.55
Service Class	1,000	0.80%	969.70	3.95	1,021.10	4.05
Administrative Class	1,000	0.90%	969.70	4.44	1,020.60	4.56
Class R4	1,000	1.05%	968.00	5.18	1,019.80	5.32
Class A	1,000	1.15%	968.60	5.68	1,019.30	5.82
Class R3	1,000	1.30%	967.10	6.41	1,018.60	6.58
Class Y	1,000	0.70%	970.40	3.46	1,021.60	3.55
High Yield Fund
Class I	1,000	0.69%	1,022.50	3.50	1,021.60	3.50
Class R5	1,000	0.79%	1,020.70	4.00	1,021.10	4.00
Service Class	1,000	0.90%	1,020.20	4.56	1,020.60	4.56
Administrative Class	1,000	0.99%	1,020.80	5.02	1,020.10	5.01
Class R4	1,000	1.16%	1,019.90	5.87	1,019.30	5.87
Class A	1,000	1.24%	1,018.20	6.27	1,018.90	6.28
Class R3	1,000	1.39%	1,017.60	7.03	1,018.10	7.03
Class Y	1,000	0.74%	1,020.90	3.75	1,021.40	3.75
Class C	1,000	1.71%	1,016.10	8.64	1,016.50	8.64
Balanced Fund
Class I	1,000	0.76%	994.30	3.80	1,021.30	3.85
Class R5	1,000	0.87%	993.30	4.35	1,020.70	4.41
Service Class	1,000	0.97%	992.90	4.85	1,020.20	4.91
Administrative Class	1,000	1.08%	992.40	5.39	1,019.70	5.47
Class R4	1,000	1.22%	991.00	6.09	1,019.00	6.17
Class A	1,000	1.32%	991.10	6.59	1,018.50	6.68
Class R3	1,000	1.47%	990.90	7.34	1,017.70	7.44
Class Y	1,000	0.87%	993.30	4.35	1,020.70	4.41

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Disciplined Value Fund
Class I	$1,000	0.80%	$1,010.30	$4.03	$1,021.10	$4.05
Class R5	1,000	0.90%	1,009.40	4.53	1,020.60	4.56
Service Class	1,000	1.00%	1,009.50	5.04	1,020.10	5.06
Administrative Class	1,000	1.10%	1,009.20	5.54	1,019.60	5.57
Class R4	1,000	1.25%	1,007.30	6.29	1,018.80	6.33
Class A	1,000	1.35%	1,008.10	6.80	1,018.30	6.83
Class R3	1,000	1.50%	1,006.40	7.54	1,017.50	7.59
Class Y	1,000	0.91%	1,009.40	4.58	1,020.50	4.61
Main Street Fund
Class I	1,000	0.87%	1,034.60	4.44	1,020.70	4.41
Class R5	1,000	0.97%	1,033.40	4.94	1,020.20	4.91
Service Class	1,000	1.07%	1,033.40	5.45	1,019.70	5.42
Administrative Class	1,000	1.17%	1,033.50	5.96	1,019.20	5.92
Class R4	1,000	1.32%	1,031.50	6.72	1,018.50	6.68
Class A	1,000	1.42%	1,031.00	7.23	1,017.90	7.18
Class R3	1,000	1.57%	1,030.80	7.99	1,017.20	7.94
Disciplined Growth Fund
Class I	1,000	0.63%	1,082.10	3.29	1,021.90	3.19
Class R5	1,000	0.73%	1,080.90	3.81	1,021.40	3.70
Service Class	1,000	0.82%	1,080.30	4.28	1,021.00	4.15
Administrative Class	1,000	0.93%	1,079.60	4.85	1,020.40	4.71
Class R4	1,000	1.08%	1,079.30	5.63	1,019.70	5.47
Class A	1,000	1.18%	1,078.00	6.15	1,019.20	5.97
Class R3	1,000	1.33%	1,078.90	6.93	1,018.40	6.73
Class Y	1,000	0.73%	1,080.90	3.81	1,021.40	3.70
Small Cap Opportunities Fund
Class I	1,000	0.68%	1,006.30	3.42	1,021.70	3.45
Class R5	1,000	0.78%	1,005.70	3.92	1,021.20	3.95
Service Class	1,000	0.88%	1,005.10	4.42	1,020.70	4.46
Administrative Class	1,000	0.98%	1,004.50	4.92	1,020.20	4.96
Class R4	1,000	1.13%	1,004.00	5.68	1,019.40	5.72
Class A	1,000	1.23%	1,003.30	6.18	1,018.90	6.23
Class R3	1,000	1.38%	1,002.70	6.93	1,018.10	6.98
Class Y	1,000	0.77%	1,005.70	3.87	1,021.20	3.90
Global Fund
Class I	1,000	0.91%	1,029.90	4.63	1,020.50	4.61
Class R5	1,000	1.01%	1,030.00	5.14	1,020.00	5.11
Service Class	1,000	1.11%	1,029.60	5.65	1,019.50	5.62
Administrative Class	1,000	1.21%	1,029.30	6.16	1,019.00	6.12
Class R4	1,000	1.36%	1,028.80	6.92	1,018.20	6.88
Class A	1,000	1.46%	1,028.20	7.42	1,017.70	7.38
Class R3	1,000	1.61%	1,027.60	8.18	1,017.00	8.14
International Equity Fund
Class I	1,000	1.06%	964.80	5.22	1,019.80	5.37
Class R5	1,000	1.16%	964.80	5.71	1,019.30	5.87
Service Class	1,000	1.26%	963.50	6.20	1,018.80	6.38
Administrative Class	1,000	1.35%	963.10	6.64	1,018.30	6.83
Class R4	1,000	1.51%	962.80	7.43	1,017.50	7.64
Class A	1,000	1.61%	962.10	7.92	1,017.00	8.14
Class R3	1,000	1.76%	960.90	8.65	1,016.20	8.90
Class Y	1,000	1.16%	964.80	5.71	1,019.30	5.87

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Emerging Markets Fund
Class I	$1,000	1.15%	$935.10	$5.58	$1,019.30	$5.82
Class R5	1,000	1.25%	934.40	6.06	1,018.80	6.33
Service Class	1,000	1.35%	934.10	6.55	1,018.30	6.83
Administrative Class	1,000	1.45%	933.40	7.03	1,017.80	7.33
Class R4	1,000	1.60%	933.50	7.76	1,017.00	8.09
Class A	1,000	1.70%	932.10	8.23	1,016.50	8.59
Class R3	1,000	1.85%	931.50	8.96	1,015.80	9.35

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2023, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.	MM202410-307189

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of September 30, 2023, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2023, there were no reportable amendments to any provision of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2023 and 2022 were $510,847 and $494,231, respectively.
(b)	AUDIT-RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2023 and 2022 were $0 and $67,361, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2023 and 2022 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2023 and 2022 were $692,517 and $1,285,023, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.
(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/Andrea Anastasio
Andrea Anastasio, President and Principal Executive Officer

Date	11/21/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Andrea Anastasio
Andrea Anastasio, President and Principal Executive Officer

Date	11/21/2023

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	11/21/2023